SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

[GRAPHIC]

U.S. EQUITY FUNDS

BALANCED FUND
CAPITAL GROWTH FUND
CORE EQUITY FUND
DISCIPLINED EQUITY FUND
DISCIPLINED EQUITY VALUE FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
SMARTINDEX(TM) FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

Fund Commentaries:
   Balanced Fund                                    3

   Capital Growth Fund                              6

   Core Equity Fund                                 9

   Disciplined Equity Fund                         12

   Disciplined Equity Value Fund                   15

   Diversified Fund                                17

   Dynamic Small Cap Fund                          20

   Equity Growth Fund                              23

   Equity Income Fund                              26

   Growth and Income Fund                          29

   Mid Cap Growth Fund                             32

   Mid Cap Value Fund                              35

   Small Cap Equity Fund                           38

   Small Cap Growth Fund                           41

   SmartIndex(TM) Fund                             44

   U.S. Equity Fund                                47

   U.S. Small Company Fund                         50

   U.S. Small Company Opportunities Fund           53

Portfolios of Investments                          56

Financial Statements                              167

Notes to Financial Statements                     194

Financial Highlights                              238

Growth and Income Portfolio of Investments        276

Financial Statements                              280

Notes to Financial Statements                     283

Supplementary Data                                287

HIGHLIGHTS

- The first half of 2002 was disappointing for U.S. equities and investors in them.

- First quarter GDP growth of 6.1% (annualized) was countered by a second quarter drop to 2.0%.

- Inflation and interest rates are quite low by historic standards.

NOT FDIC INSURED                   May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN U.S. EQUITY FUNDS

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan U.S. Equity Funds for the six months ended June 30, 2002.

THE CLOUD...
The first half of 2002 was disappointing for U.S. equity securities and their investors. A veritable cascade of negative economic and corporate news through most of the first quarter and all of the second combined to send the nation's equity markets reeling over the first half of 2002.

On the economic front, first quarter GDP growth of 6.1% (annualized) was countered by a second quarter drop to 2.0%, leading investors here and abroad to speculate that the U.S. economy might slide back into recession, taking the long hoped for global economic recovery along with it. Rising geopolitical risk, a rapidly falling dollar and a general lack of corporate spending on new ventures, or technology, also weighed heavily on investor sentiment.

The nation's equity markets were further undermined by a series of high profile accounting scandals and irregularities, a nearly continuous stream of earnings downgrades, and a widespread lack of confidence in corporate governance, to name some of the more prominent issues of the first half.

Unsurprisingly, investors reacted by selling equities across the board and, in the process, sending most investment indices to levels that were at or near their post-September 11th lows.

....AND A SILVER LINING
Inflation and interest rates are quite low by historic standards. Some corporations appear to be spending once again, albeit at a modest pace. Housing remains strong. The global macroeconomic environment is gradually improving. In fact, we expect that the GDP growth rate for 2002 will be about 2.8%, far better than the 1.2% growth rate recorded in 2001.

The equity markets, on the other hand, will likely remain subdued over the near term, at least until investors come to terms with their concerns about corporate management, and they begin to see a pattern of consistently positive earnings announcements. Both will take time to achieve.

Do we think that the market has been oversold? Yes, and therein lies an opportunity for careful, long-term investors. Many U.S. companies have seen their shares of strong companies punished along with the bad. When the pendulum swings the other way, and investors once again regain their faith in equities, early investors in the downtrodden shares of such concerns will profit handsomely. Identifying and investing in equity securities with long-term appreciation is a primary focus of our research and management efforts on your behalf, and all of us here would like to thank you for allowing us to do so.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN BALANCED FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Balanced Fund, which seeks to provide a balance of current income and growth of capital, fell 9.95% (Select shares) during the six months ended June 30, 2002. This compares to a drop of 13.16% by the S&P 500 Index and a rise of 3.80% from the Lehman Aggregate Bond Index, the Fund's benchmarks.


Q: WHY DID THE FUND PERFORM THIS WAY?
A: On a stock specific level, overweight positions in Tyco, Sprint PCS, and Gemstar detracted most from performance, while overweight positions in Ambac and Capital One Financial Corp., coupled with an underweight position in WorldCom, contributed most positively to performance.

Among the Fund's fixed-income securities, performance was hurt by high-yield-debt holdings, which accounted for about 4% of the portfolio. Additionally, the Fund was negatively impacted by its underweight in U.S. Treasuries during a flight to quality, and its overweight in secondary mortgage pass-throughs during a period in which spreads widened relative to Treasuries. This was particularly true during the month of June, when investor concerns about equities mounted. The underperformance of these allocations overshadowed the positive contribution that was achieved from our longer duration position in the overall fixed income portfolio.

Q: HOW WAS THE FUND MANAGED?
A: The U.S. equity markets produced disappointing results in the first half of the year, with the S&P 500 Index down more than 13% and the tech-heavy NASDAQ Index down close to 25%. During this time, the markets were dominated by investor concerns about corporate governance, accounting fraud and credit downgrades, most notably reports of major accounting improprieties by Enron and WorldCom. Worries about the rapid weakening of the U.S. dollar also pressured equity markets. On the economic front, better than expected annualized GDP growth of 6.1% for the first quarter faded during the second quarter, to 2.0%.

We have, and will continue to manage the equity portion of the Fund by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the bond side, we will continue managing a portfolio of quality investments in both traditional and extended markets.

Q: WHAT'S AHEAD?
A: U.S. equity markets will likely remain volatile until investors see clear signs that the pace of domestic economic growth is accelerating, and that corporate earnings are on the rise. Both developments should be aided by liquidity, which is presently plentiful, low inflation, and equity valuations that are, in aggregate, closer to their fair market value.

We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the fixed income side, we hope to add value by continuing to manage a diversified portfolio of high quality investments in duration of both traditional and extended markets.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                             28.4%
Consumer Goods & Services                15.1%
Finance & Insurance                      14.0%
Short-Term Investments                   11.0%
Technology                                7.9%
Industrial Products & Services            7.6%
Pharmaceuticals                           5.0%
Energy                                    4.3%
Telecommunications                        2.6%
Utilities                                 2.5%
Health Services & Systems                 1.4%
REITs                                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  CITIGROUP, INC. (1.9%)

 2.  MICROSOFT CORP. (1.7%)

 3.  GENERAL ELECTRIC CO. (1.7%)

 4.  THE COCA-COLA CO. (1.4%)

 5.  EXXON MOBIL CORP. (1.4%)

 6.  PROCTER & GAMBLE CO. (1.2%)

 7.  U.S. BANCORP. (1.2%)

 8.  CIGNA CORP. (1.2%)

 9.  AMBAC FINANCIAL GROUP, INC. (1.1%)

10.  FANNIE MAE (1.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 13.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($13,348 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 116 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (10.66%)   (3.63%)     4.95%      8.40%
     With Sales Charge*      (15.78%)   (5.52%)     3.72%      7.76%
---------------------------------------------------------------------
   Class B Shares
     Without CDSC            (11.26%)   (3.93%)     4.76%      8.30%
     With CDSC**             (15.61%)   (4.67%)     4.45%      8.30%
---------------------------------------------------------------------
   Class C Shares
     Without CDSC            (11.27%)   (3.93%)     4.75%      8.30%
     With CDSC***            (12.14%)   (3.93%)     4.75%      8.30%
---------------------------------------------------------------------
   Select Shares             (10.45%)   (3.33%)     5.19%      8.52%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

           JPMORGAN BALANCED       S&P 500        LEHMAN AGGREGATE     LIPPER BALANCED
           FUND (SELECT SHARES)    INDEX          BOND INDEX           FUNDS INDEX
 6/92               $1,000,000     $1,000,000           $1,000,000          $1,000,000
 7/92               $1,032,000     $1,040,900           $1,020,400          $1,029,400
 8/92               $1,027,459     $1,019,562           $1,030,706          $1,019,827
 9/92               $1,038,556     $1,031,490           $1,042,971          $1,031,555
10/92               $1,033,363     $1,034,997           $1,029,100          $1,031,658
11/92               $1,062,090     $1,070,187           $1,029,306          $1,055,180
12/92               $1,082,376     $1,083,351           $1,045,672          $1,070,269
 1/93               $1,096,123     $1,092,451           $1,065,749          $1,084,610
 2/93               $1,094,150     $1,107,308           $1,084,399          $1,097,951
 3/93               $1,113,078     $1,130,672           $1,088,954          $1,120,569
 4/93               $1,090,817     $1,103,310           $1,096,576          $1,112,052
 5/93               $1,111,760     $1,132,879           $1,098,002          $1,131,513
 6/93               $1,119,654     $1,136,164           $1,117,876          $1,143,507
 7/93               $1,110,473     $1,131,620           $1,124,248          $1,148,081
 8/93               $1,145,786     $1,174,508           $1,143,922          $1,182,753
 9/93               $1,142,463     $1,165,464           $1,147,011          $1,185,237
10/93               $1,147,033     $1,189,589           $1,151,254          $1,197,445
11/93               $1,128,107     $1,178,288           $1,141,469          $1,178,286
12/93               $1,147,059     $1,192,545           $1,147,633          $1,198,081
 1/94               $1,170,574     $1,233,092           $1,163,126          $1,229,471
 2/94               $1,150,323     $1,199,675           $1,142,887          $1,205,373
 3/94               $1,109,141     $1,147,369           $1,114,658          $1,161,618
 4/94               $1,100,046     $1,162,056           $1,105,741          $1,164,174
 5/94               $1,101,366     $1,181,113           $1,105,630          $1,173,138
 6/94               $1,092,886     $1,152,176           $1,103,198          $1,152,725
 7/94               $1,118,350     $1,189,968           $1,125,152          $1,178,777
 8/94               $1,140,605     $1,238,756           $1,126,502          $1,208,246
 9/94               $1,122,926     $1,208,407           $1,109,942          $1,186,498
10/94               $1,132,695     $1,235,596           $1,108,943          $1,190,176
11/94               $1,113,100     $1,190,620           $1,106,503          $1,162,445
12/94               $1,120,891     $1,208,241           $1,114,138          $1,173,604
 1/95               $1,135,911     $1,239,535           $1,136,198          $1,188,157
 2/95               $1,168,626     $1,287,877           $1,163,240          $1,222,733
 3/95               $1,189,544     $1,325,869           $1,170,336          $1,244,375
 4/95               $1,205,246     $1,364,850           $1,186,720          $1,267,769
 5/95               $1,239,837     $1,419,444           $1,232,646          $1,308,338
 6/95               $1,277,776     $1,452,375           $1,241,645          $1,331,495
 7/95               $1,307,164     $1,500,593           $1,238,913          $1,359,590
 8/95               $1,316,315     $1,504,345           $1,253,904          $1,370,195
 9/95               $1,337,902     $1,567,828           $1,266,067          $1,402,942
10/95               $1,345,796     $1,562,184           $1,282,526          $1,399,435
11/95               $1,374,596     $1,630,764           $1,301,764          $1,442,957
12/95               $1,388,342     $1,662,238           $1,319,988          $1,465,612
 1/96               $1,409,861     $1,718,754           $1,328,700          $1,492,139
 2/96               $1,409,861     $1,734,738           $1,305,581          $1,492,886
 3/96               $1,407,182     $1,751,392           $1,296,442          $1,498,558
 4/96               $1,426,179     $1,777,137           $1,289,182          $1,508,449
 5/96               $1,445,147     $1,822,987           $1,286,603          $1,523,835
 6/96               $1,442,546     $1,829,915           $1,303,844          $1,528,864
 7/96               $1,402,732     $1,749,032           $1,307,364          $1,489,572
 8/96               $1,419,004     $1,785,937           $1,305,142          $1,513,107
 9/96               $1,469,378     $1,886,485           $1,327,851          $1,569,244
10/96               $1,498,178     $1,938,552           $1,357,329          $1,602,511
11/96               $1,564,847     $2,085,107           $1,380,540          $1,677,188
12/96               $1,545,912     $2,043,822           $1,367,701          $1,657,062
 1/97               $1,617,179     $2,171,561           $1,371,941          $1,708,265
 2/97               $1,622,354     $2,188,499           $1,375,370          $1,714,586
 3/97               $1,569,465     $2,098,551           $1,360,104          $1,664,692
 4/97               $1,644,015     $2,223,835           $1,380,505          $1,714,799
 5/97               $1,708,624     $2,359,267           $1,393,620          $1,785,106
 6/97               $1,759,541     $2,464,962           $1,410,204          $1,844,193
 7/97               $1,870,568     $2,661,173           $1,448,280          $1,949,312
 8/97               $1,800,609     $2,512,147           $1,435,969          $1,887,518
 9/97               $1,871,193     $2,649,813           $1,457,222          $1,962,830
10/97               $1,847,616     $2,561,309           $1,478,351          $1,927,107
11/97               $1,893,437     $2,679,897           $1,485,152          $1,962,566
12/97               $1,911,803     $2,725,992           $1,500,152          $1,993,574
 1/98               $1,947,745     $2,756,250           $1,519,354          $2,007,728
 2/98               $2,004,619     $2,954,976           $1,518,138          $2,087,435
 3/98               $2,047,719     $3,106,271           $1,523,300          $2,151,311
 4/98               $2,070,039     $3,137,644           $1,531,221          $2,166,370
 5/98               $2,068,797     $3,083,676           $1,545,768          $2,144,490
 6/98               $2,166,858     $3,208,874           $1,558,907          $2,183,948
 7/98               $2,159,490     $3,174,860           $1,562,180          $2,158,396
 8/98               $2,013,293     $2,715,775           $1,587,644          $1,972,342
 9/98               $2,110,938     $2,889,856           $1,624,795          $2,057,548
10/98               $2,186,720     $3,124,801           $1,616,183          $2,134,500
11/98               $2,268,504     $3,314,164           $1,625,396          $2,212,623
12/98               $2,392,364     $3,505,060           $1,630,272          $2,294,268
 1/99               $2,496,193     $3,651,572           $1,641,847          $2,330,977
 2/99               $2,406,829     $3,538,008           $1,613,115          $2,275,033
 3/99               $2,476,386     $3,679,528           $1,621,987          $2,331,226
 4/99               $2,449,889     $3,821,926           $1,627,177          $2,407,691
 5/99               $2,412,406     $3,731,728           $1,612,858          $2,370,612
 6/99               $2,507,937     $3,938,839           $1,607,697          $2,436,041
 7/99               $2,467,308     $3,815,948           $1,600,944          $2,390,487
 8/99               $2,468,789     $3,796,868           $1,600,144          $2,365,387
 9/99               $2,464,839     $3,692,834           $1,618,706          $2,335,110
10/99               $2,558,502     $3,926,590           $1,624,695          $2,402,828
11/99               $2,614,022     $4,006,300           $1,624,532          $2,428,779
12/99               $2,732,699     $4,242,271           $1,616,735          $2,500,671
 1/00               $2,673,672     $4,029,309           $1,611,399          $2,437,904
 2/00               $2,673,672     $3,953,155           $1,630,897          $2,432,053
 3/00               $2,845,322     $4,339,774           $1,652,425          $2,575,301
 4/00               $2,783,863     $4,209,146           $1,647,633          $2,528,173
 5/00               $2,708,142     $4,122,859           $1,646,809          $2,504,408
 6/00               $2,805,906     $4,224,281           $1,681,063          $2,544,479
 7/00               $2,810,957     $4,158,382           $1,696,361          $2,537,608
 8/00               $2,912,151     $4,416,618           $1,720,958          $2,650,786
 9/00               $2,798,286     $4,183,421           $1,731,800          $2,595,119
10/00               $2,784,574     $4,165,850           $1,743,230          $2,592,784
11/00               $2,653,699     $3,837,581           $1,771,819          $2,498,666
12/00               $2,662,722     $3,856,385           $1,804,775          $2,560,882
 1/01               $2,711,982     $3,993,287           $1,834,192          $2,615,173
 2/01               $2,559,026     $3,629,099           $1,850,150          $2,513,704
 3/01               $2,453,339     $3,399,014           $1,859,401          $2,432,512
 4/01               $2,569,382     $3,663,118           $1,851,591          $2,534,677
 5/01               $2,567,583     $3,687,661           $1,862,701          $2,557,236
 6/01               $2,529,840     $3,598,050           $1,869,779          $2,518,110
 7/01               $2,544,260     $3,562,790           $1,911,662          $2,516,347
 8/01               $2,450,885     $3,339,759           $1,933,646          $2,444,632
 9/01               $2,363,144     $3,070,240           $1,956,076          $2,327,045
10/01               $2,426,240     $3,128,882           $1,996,958          $2,365,906
11/01               $2,510,187     $3,368,867           $1,969,400          $2,460,069
12/01               $2,515,710     $3,398,513           $1,956,796          $2,477,782
 1/02               $2,463,635     $3,348,895           $1,972,646          $2,455,978
 2/02               $2,425,202     $3,284,261           $1,991,781          $2,439,277
 3/02               $2,478,799     $3,407,750           $1,958,717          $2,492,697
 4/02               $2,386,092     $3,201,240           $1,996,716          $2,432,872
 5/02               $2,374,161     $3,177,551           $2,013,689          $2,431,656
 6/02               $2,265,452     $2,951,309           $2,031,208          $2,327,824

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 10/16/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Balanced Fund, formerly Chase Balanced Fund, is the successor to the AVESTA Trust-Balanced Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Balanced Fund, S&P 500 Index, Lehman Aggregate Bond Index and Lipper Balanced Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues and mortgage-backed securities. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital Gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN CAPITAL GROWTH FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Capital Growth Fund, which seeks capital growth over the long term, fell 17.26% (A shares, no sales charge) during the six months ended June 30, 2002. This compares with a fall of 19.70% for the Fund's benchmark, the Russell Midcap Growth Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: Given the poor market environment, the Fund posted a material decline for the period but did outperform its benchmark. Solid stock selection in the healthcare sector, coupled with the Fund's underweight stance in the technology sector contributed to the portfolio's relative strength.

Within healthcare, the strongest performers were the managed care providers and healthcare service companies. Oxford Health Plans, the strongest performer in the portfolio and the healthcare sector, operates health benefit plans. The stock advanced after management announced an increase in membership enrollment. AmerisourceBergen, the wholesale distributor of pharmaceutical products and services, advanced after announcing meaningful year-on-year growth in their quarterly earnings.

Outside healthcare, other top contributors to performance were Pioneer Natural Resources, an independent energy company, and Harrah's Entertainment, a casino operator. Both stocks advanced after announcing strong quarterly results.

Among the biggest detractors from the portfolio's performance were consumer discretionary names, in particular, media stocks. Charter Communications, an operator of cable TV systems, declined as investor disenchantment with the cable industry increased following the bankruptcy of Adelphia Communications. Gemstar-TV Guide, a leading global technology and media company focused on consumer entertainment, fell after the International Trade Commission ruled against Gemstar in its patents infringement case against EchoStar, Pioneer and Scientific Atlanta.

Q: HOW WAS THE FUND MANAGED?
A: During the first half of the year the Fund increased its energy exposure and initiated positions in EnCana and Ensco. EnCana, the largest North America-based independent exploration and production company, was formed in April 2002 following the merger of PanCanadian Energy and Alberta Energy. The company has the potential to deliver stronger long-term growth than its peers, and its strong balance sheet should allow the company to continue to supplement growth through acquisitions. Ensco, an offshore oil and gas contract drilling company, is primarily geared to drilling activity in the U.S. Gulf, where the recovery in drilling activity has happened sooner than anticipated.

Q: WHAT'S AHEAD?
A: Although evidence of a recovering economy is gathering, investors appear to be taking a wait-and-see approach to corporate earnings. We continue to believe that as the U.S. economy strengthens, corporate earnings will ultimately respond positively in the latter half of 2002, providing stocks with a much needed stimulus for recovery.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               30.5%
Consumer Goods & Services                22.9%
Health Services & Systems                19.2%
Pharmaceuticals                           7.4%
Energy                                    7.3%
Finance & Insurance                       6.6%
Industrial Products & Services            4.4%
Short-Term Investments                    1.0%
Telecommunications                        0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  AMERISOURCEBERGEN CORP. (2.6%)

 2.  TALLSMAN ENERGY, INC. (2.3%)

 3.  DENTSPLY INTERNATIONAL, INC. (2.0%)

 4.  PEPSI BOTTLING GROUP, INC. (2.0%)

 5.  MICROCHIP TECHNOLOGY, INC. (2.0%)

 6.  AFFILIATED COMPUTER SERVICES, INC., CLASS A (1.9%)

 7.  C.H. ROBINSON WORLDWIDE, INC. (1.9%)

 8.  HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A (1.9%)

 9.  OXFORD HEALTH PLANS, INC. (1.8%)

10.  BRINKER INTERNATIONAL, INC. (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 20.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($103,410 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 99 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (18.22%)   (0.78%)    3.89%     10.81%
     With Sales Charge*      (22.93%)   (2.72%)    2.67%     10.16%
--------------------------------------------------------------------
   Class B Shares
     Without CDSC            (18.64%)   (1.27%)    3.37%     10.38%
     With CDSC**             (22.71%)   (2.03%)    3.11%     10.38%
--------------------------------------------------------------------
   Class C Shares
     Without CDSC            (18.64%)   (1.26%)    3.21%     10.25%
     With CDSC***            (19.45%)   (1.26%)    3.21%     10.25%
--------------------------------------------------------------------
   Select Shares             (17.88%)   (0.24%)    4.38%     11.13%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

        JPMORGAN CAPITAL GROWTH   S&P MIDCAP    LIPPER MID-CAP GROWTH   RUSSELL MIDCAP
        FUND (CLASS A SHARES)     400 INDEX     FUNDS INDEX             GROWTH INDEX
 6/92                   $ 9,425      $10,000                 $10,000         $10,000
 7/92                   $ 9,834      $10,327                 $10,482         $10,446
 8/92                   $ 9,539      $10,119                 $10,193         $10,309
 9/92                   $ 9,802      $10,231                 $10,411         $10,535
10/92                   $10,167      $10,681                 $10,848         $10,852
11/92                   $10,694      $11,599                 $11,758         $11,538
12/92                   $11,037      $12,021                 $12,091         $11,759
 1/93                   $11,483      $12,339                 $12,242         $11,898
 2/93                   $11,339      $11,854                 $11,520         $11,532
 3/93                   $11,843      $12,230                 $11,902         $11,866
 4/93                   $11,511      $11,819                 $11,357         $11,378
 5/93                   $11,961      $12,429                 $12,133         $11,915
 6/93                   $12,047      $12,552                 $12,241         $11,867
 7/93                   $12,216      $12,638                 $12,265         $11,829
 8/93                   $12,893      $13,231                 $12,915         $12,516
 9/93                   $13,175      $13,709                 $13,437         $12,666
10/93                   $13,122      $13,975                 $13,605         $12,870
11/93                   $12,815      $13,487                 $13,228         $12,570
12/93                   $13,264      $14,101                 $13,793         $13,074
 1/94                   $13,586      $14,490                 $14,132         $13,410
 2/94                   $13,574      $14,387                 $14,080         $13,295
 3/94                   $13,084      $13,636                 $13,114         $12,669
 4/94                   $13,185      $13,704                 $13,007         $12,638
 5/94                   $13,055      $13,526                 $12,749         $12,657
 6/94                   $12,692      $12,982                 $12,099         $12,113
 7/94                   $12,973      $13,281                 $12,404         $12,449
 8/94                   $13,576      $14,045                 $13,419         $13,190
 9/94                   $13,514      $14,061                 $13,515         $12,973
10/94                   $13,468      $14,219                 $13,968         $13,197
11/94                   $12,860      $13,694                 $13,455         $12,615
12/94                   $13,091      $14,005                 $13,793         $12,792
 1/95                   $13,000      $13,822                 $13,608         $12,945
 2/95                   $13,571      $14,357                 $14,244         $13,634
 3/95                   $14,012      $14,654                 $14,742         $14,175
 4/95                   $14,137      $14,645                 $14,839         $14,294
 5/95                   $14,424      $14,854                 $15,074         $14,647
 6/95                   $14,773      $15,769                 $16,309         $15,314
 7/95                   $15,630      $16,774                 $17,687         $16,277
 8/95                   $15,698      $16,999                 $17,984         $16,455
 9/95                   $15,854      $17,408                 $18,689         $16,822
10/95                   $15,337      $16,848                 $18,320         $16,396
11/95                   $15,797      $17,360                 $19,017         $17,129
12/95                   $16,001      $17,558                 $19,197         $17,137
 1/96                   $16,185      $17,749                 $19,069         $17,441
 2/96                   $16,614      $18,449                 $19,883         $18,100
 3/96                   $16,984      $18,661                 $20,348         $18,243
 4/96                   $17,552      $19,689                 $22,092         $19,124
 5/96                   $17,887      $20,193                 $22,962         $19,514
 6/96                   $17,336      $19,492                 $21,959         $18,925
 7/96                   $16,400      $18,026                 $19,557         $17,456
 8/96                   $17,390      $19,000                 $20,824         $18,401
 9/96                   $18,439      $19,995                 $22,238         $19,569
10/96                   $18,631      $19,786                 $21,404         $19,340
11/96                   $19,706      $20,652                 $21,894         $20,479
12/96                   $19,873      $20,702                 $21,782         $20,135
 1/97                   $20,541      $21,358                 $22,340         $21,025
 2/97                   $20,044      $20,773                 $20,855         $20,563
 3/97                   $19,174      $19,790                 $19,267         $19,401
 4/97                   $19,511      $19,919                 $19,100         $19,876
 5/97                   $20,928      $21,974                 $21,587         $21,657
 6/97                   $21,746      $22,770                 $22,495         $22,257
 7/97                   $23,227      $24,368                 $23,870         $24,387
 8/97                   $23,188      $24,432                 $23,803         $24,148
 9/97                   $24,231      $26,088                 $25,507         $25,370
10/97                   $23,560      $25,039                 $24,079         $24,099
11/97                   $24,033      $25,007                 $23,694         $24,352
12/97                   $24,517      $25,302                 $24,248         $24,671
 1/98                   $24,320      $24,857                 $23,790         $24,227
 2/98                   $26,441      $26,974                 $25,810         $26,504
 3/98                   $27,792      $28,288                 $27,147         $27,615
 4/98                   $28,117      $28,613                 $27,263         $27,990
 5/98                   $26,852      $27,140                 $25,674         $26,840
 6/98                   $27,392      $27,449                 $26,855         $27,600
 7/98                   $25,951      $25,887                 $25,066         $26,418
 8/98                   $20,974      $20,612                 $19,662         $21,375
 9/98                   $22,031      $22,409                 $21,713         $22,991
10/98                   $23,183      $23,684                 $22,512         $24,683
11/98                   $23,869      $24,873                 $24,223         $26,349
12/98                   $25,874      $27,266                 $27,347         $29,079
 1/99                   $25,491      $27,137                 $28,704         $29,951
 2/99                   $24,268      $25,224                 $26,474         $28,487
 3/99                   $24,479      $25,958                 $28,361         $30,073
 4/99                   $25,852      $27,448                 $29,524         $31,445
 5/99                   $25,857      $27,775                 $29,400         $31,039
 6/99                   $26,941      $29,289                 $31,770         $33,206
 7/99                   $26,545      $28,718                 $31,334         $32,150
 8/99                   $25,746      $27,925                 $31,174         $31,815
 9/99                   $25,578      $27,403                 $32,085         $31,545
10/99                   $26,499      $28,762                 $34,921         $33,983
11/99                   $27,413      $30,922                 $39,300         $37,504
12/99                   $29,176      $34,957                 $47,498         $44,000
 1/00                   $27,799      $34,587                 $46,681         $43,991
 2/00                   $29,650      $40,335                 $58,380         $53,238
 3/00                   $31,835      $40,024                 $54,270         $53,291
 4/00                   $31,571      $37,303                 $47,111         $48,117
 5/00                   $30,220      $35,770                 $42,876         $44,609
 6/00                   $31,006      $38,681                 $49,539         $49,342
 7/00                   $30,866      $37,571                 $47,483         $46,219
 8/00                   $34,323      $41,238                 $53,694         $53,188
 9/00                   $33,606      $40,141                 $51,111         $50,587
10/00                   $33,334      $38,716                 $46,976         $47,127
11/00                   $30,627      $34,434                 $37,154         $36,886
12/00                   $33,307      $37,141                 $39,832         $38,830
 1/01                   $33,513      $38,236                 $40,374         $41,048
 2/01                   $31,818      $35,235                 $34,318         $33,946
 3/01                   $29,469      $32,885                 $30,677         $29,089
 4/01                   $31,848      $36,065                 $34,720         $33,938
 5/01                   $32,443      $36,919                 $35,005         $33,778
 6/01                   $32,174      $37,015                 $34,868         $33,795
 7/01                   $31,633      $35,849                 $33,034         $31,517
 8/01                   $30,618      $34,304                 $30,821         $29,232
 9/01                   $27,146      $29,920                 $26,377         $24,400
10/01                   $28,050      $31,416                 $27,846         $26,965
11/01                   $29,865      $33,791                 $30,132         $29,869
12/01                   $31,800      $35,315                 $31,440         $31,004
 1/02                   $30,839      $34,913                 $30,239         $29,996
 2/02                   $29,008      $34,309                 $28,736         $28,295
 3/02                   $30,928      $36,624                 $30,546         $30,454
 4/02                   $29,864      $36,020                 $29,532         $28,843
 5/02                   $28,959      $35,289                 $28,546         $27,984
 6/02                   $26,312      $32,737                 $25,982         $24,894

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell MidCap Growth Index, S&P MidCap 400 Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Lipper Mid-Cap Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital Gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN CORE EQUITY FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Core Equity Fund, which seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk, fell 18.48% (Select shares) during the six months ended June 30, 2002. This compares to a fall of 13.16% by the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The primary detractors from performance were investments in Tyco International and Sprint PCS. Tyco was hurt by investor concerns about its accounting practices, along with uncertainty about the long-term impact of an announced company breakup plan and subsequently about the resignation of its CEO. Sprint was negatively impacted by disappointing subscriber growth in the wireless sector, generally, and concerns about its leverage.

Performance was aided by successful stock selection in Cigna, Capital One Financial and Ambac, amongst others. Cigna was helped by increasing investor recognition of the value discrepancy that exists between Cigna and other HMOs. Capital One, a credit card company, was helped by growing confidence in the economy, an up-tick in credit card usage and subsiding fears about declining credit quality. Ambac benefited from a market focus on dependable earnings streams, conservative accounting and a management team that was beating expectations.

Q: HOW WAS THE FUND MANAGED?
A: Our investment process is geared toward building a diversified portfolio of undervalued companies that we believe will appreciate over the long-term, based on our expectations for long-term earnings and cash flows. As a result, our process will tend to underperform the benchmark when risk aversion is high and investors are focused on companies that can provide rock solid earnings over the near term. The combination of slowing growth expectations and rising accounting concerns throughout the first half created such an environment, thus hurting our performance during this period.

Q: WHAT'S AHEAD?
A: In contrast to those who forecast a recession later this year, we expect to see a modestly rebounding economy in the second half, along with improving earnings. The elements needed to support this scenario are largely in place. Capital expenditures are finally beginning to rise. While weakening somewhat, consumer spending has held up well. The targeted Fed Funds rate is at a 40-year low of 1.75%. Inflation is negligible. In all, we expect that the economy will grow at a 2.8% annual rate this year, well ahead of the 1.2% growth rate for 2001.

An improving economy should provide a more positive environment for equities, although accounting issues and valuation constraints will likely limit the market's upside potential.

Our investment strategy is to continue to focus on what ultimately determines the value of any company: long-term earnings and cash flow. In this respect, we believe that today's market environment is providing some significant long-term opportunities for those investors who are willing to brave its still turbulent waters and take a longer term approach to portfolio appreciation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                21.6%
Finance & Insurance                      20.0%
Technology                               16.1%
Industrial Products & Services           12.5%
Pharmaceuticals                          11.4%
Energy                                    8.3%
Telecommunications                        3.5%
Utilities                                 2.9%
Short-Term Investments                    1.9%
Health Services & Systems                 1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  CITIGROUP, INC. (4.1%)

 2.  MICROSOFT CORP. (3.3%)

 3.  EXXON MOBIL CORP. (3.2%)

 4.  TYCO INTERNATIONAL LTD. (2.8%)

 5.  GENERAL ELECTRIC CO. (2.6%)

 6.  CIGNA CORP. (2.5%)

 7.  CISCO SYSTEMS, INC. (2.4%)

 8.  CHEVRONTEXACO CORP. (2.1%)

 9.  PFIZER, INC. (2.1%)

10.  WAL-MART STORES, INC. (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 27.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($27,469 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 96 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                            1 YEAR   3 YEARS   5 YEARS     (4/1/93)
-----------------------------------------------------------------------
   Class A Shares
     Without Sales Charge  (22.13%)  (12.57%)   1.91%       8.37%
     With Sales Charge*    (26.62%)  (14.28%)   0.70%       7.68%
-----------------------------------------------------------------------
   Class B Shares
     Without CDSC          (22.73%)  (12.86%)   1.70%       8.25%
     With CDSC**           (26.60%)  (13.66%)   1.35%       8.25%
-----------------------------------------------------------------------
   Class C Shares
     Without CDSC          (22.69%)  (12.84%)   1.72%       8.26%
     With CDSC***          (23.46%)  (12.84%)   1.72%       8.26%
-----------------------------------------------------------------------
   Select Shares           (21.96%)  (12.36%)   2.11%       8.48%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (04/01/93 TO 06/30/02)

          JPMORGAN CORE EQUITY     S&P 500        LIPPER LARGE-CAP
          FUND (SELECT SHARES)     INDEX          CORE FUNDS INDEX
 4/93               $1,000,000     $1,000,000           $1,000,000
 4/93               $  980,000     $1,000,000           $1,000,000
 5/93               $  989,996     $1,026,800           $1,025,900
 6/93               $1,000,985     $1,029,778           $1,031,337
 7/93               $1,003,988     $1,025,659           $1,027,418
 8/93               $1,046,959     $1,064,531           $1,065,330
 9/93               $1,054,915     $1,056,334           $1,065,330
10/93               $1,071,900     $1,078,200           $1,081,843
11/93               $1,053,892     $1,067,957           $1,064,749
12/93               $1,079,923     $1,080,880           $1,089,132
 1/94               $1,093,962     $1,117,630           $1,124,202
 2/94               $1,064,972     $1,087,342           $1,103,067
 3/94               $1,019,924     $1,039,934           $1,052,326
 4/94               $1,025,941     $1,053,245           $1,062,428
 5/94               $1,037,945     $1,070,518           $1,070,822
 6/94               $1,009,920     $1,044,290           $1,042,552
 7/94               $1,036,885     $1,078,543           $1,073,829
 8/94               $1,073,902     $1,122,763           $1,112,164
 9/94               $1,056,934     $1,095,256           $1,088,809
10/94               $1,058,942     $1,119,899           $1,106,339
11/94               $1,021,985     $1,079,135           $1,067,395
12/94               $1,035,986     $1,095,106           $1,077,322
 1/95               $1,043,963     $1,123,469           $1,096,283
 2/95               $1,076,013     $1,167,284           $1,133,995
 3/95               $1,103,990     $1,201,719           $1,162,232
 4/95               $1,110,945     $1,237,050           $1,187,801
 5/95               $1,133,941     $1,286,532           $1,226,167
 6/95               $1,162,970     $1,316,379           $1,258,415
 7/95               $1,219,956     $1,360,083           $1,301,327
 8/95               $1,215,930     $1,363,483           $1,303,279
 9/95               $1,248,881     $1,421,022           $1,352,022
10/95               $1,232,896     $1,415,907           $1,345,802
11/95               $1,296,883     $1,478,065           $1,398,423
12/95               $1,300,903     $1,506,592           $1,419,539
 1/96               $1,345,915     $1,557,816           $1,461,274
 2/96               $1,359,912     $1,572,303           $1,479,101
 3/96               $1,374,871     $1,587,397           $1,492,561
 4/96               $1,387,932     $1,610,732           $1,514,203
 5/96               $1,417,912     $1,652,289           $1,544,336
 6/96               $1,430,957     $1,658,568           $1,546,498
 7/96               $1,364,990     $1,585,259           $1,483,246
 8/96               $1,392,972     $1,618,708           $1,516,916
 9/96               $1,453,984     $1,709,841           $1,595,492
10/96               $1,508,945     $1,757,033           $1,627,242
11/96               $1,621,965     $1,889,865           $1,732,688
12/96               $1,593,905     $1,852,445           $1,700,806
 1/97               $1,696,871     $1,968,223           $1,793,840
 2/97               $1,699,925     $1,983,575           $1,791,688
 3/97               $1,632,948     $1,902,050           $1,715,004
 4/97               $1,740,886     $2,015,603           $1,810,015
 5/97               $1,833,849     $2,138,353           $1,919,883
 6/97               $1,912,888     $2,234,151           $2,003,206
 7/97               $2,088,874     $2,411,990           $2,161,459
 8/97               $1,956,857     $2,276,918           $2,051,441
 9/97               $2,066,832     $2,401,693           $2,157,090
10/97               $2,002,761     $2,321,477           $2,090,651
11/97               $2,083,672     $2,428,961           $2,159,016
12/97               $2,124,720     $2,470,739           $2,198,310
 1/98               $2,152,767     $2,498,165           $2,220,073
 2/98               $2,283,655     $2,678,282           $2,377,476
 3/98               $2,378,427     $2,815,410           $2,495,161
 4/98               $2,411,487     $2,843,846           $2,520,362
 5/98               $2,372,421     $2,794,932           $2,477,264
 6/98               $2,501,480     $2,908,406           $2,594,934
 7/98               $2,471,463     $2,877,577           $2,573,915
 8/98               $2,128,918     $2,461,479           $2,188,600
 9/98               $2,262,614     $2,619,260           $2,297,374
10/98               $2,411,946     $2,832,206           $2,469,677
11/98               $2,565,346     $3,003,838           $2,616,622
12/98               $2,782,118     $3,176,859           $2,790,366
 1/99               $2,929,014     $3,309,651           $2,888,029
 2/99               $2,853,445     $3,206,721           $2,798,789
 3/99               $2,985,845     $3,334,990           $2,911,300
 4/99               $3,059,297     $3,464,054           $2,989,323
 5/99               $2,960,788     $3,382,302           $2,910,106
 6/99               $3,153,535     $3,570,020           $3,072,490
 7/99               $3,083,211     $3,458,636           $2,982,466
 8/99               $3,070,570     $3,441,342           $2,952,045
 9/99               $2,982,137     $3,347,050           $2,872,044
10/99               $3,175,380     $3,558,918           $3,048,101
11/99               $3,238,253     $3,631,164           $3,122,779
12/99               $3,446,472     $3,845,039           $3,330,444
 1/00               $3,305,511     $3,652,018           $3,195,894
 2/00               $3,287,331     $3,582,995           $3,194,935
 3/00               $3,601,600     $3,933,412           $3,472,575
 4/00               $3,482,027     $3,815,017           $3,359,022
 5/00               $3,322,898     $3,736,809           $3,273,367
 6/00               $3,479,074     $3,828,734           $3,393,172
 7/00               $3,470,377     $3,769,006           $3,340,239
 8/00               $3,650,142     $4,003,061           $3,570,715
 9/00               $3,408,503     $3,791,700           $3,380,753
10/00               $3,362,488     $3,775,774           $3,341,536
11/00               $3,055,493     $3,478,243           $3,047,481
12/00               $3,033,493     $3,495,287           $3,084,660
 1/01               $3,105,994     $3,619,369           $3,171,956
 2/01               $2,793,531     $3,289,283           $2,876,647
 3/01               $2,589,044     $3,080,742           $2,700,021
 4/01               $2,806,265     $3,320,116           $2,905,223
 5/01               $2,795,882     $3,342,361           $2,921,492
 6/01               $2,720,114     $3,261,142           $2,843,780
 7/01               $2,699,441     $3,229,182           $2,802,545
 8/01               $2,513,449     $3,027,036           $2,637,475
 9/01               $2,330,722     $2,782,754           $2,437,291
10/01               $2,403,207     $2,835,904           $2,494,811
11/01               $2,582,486     $3,053,418           $2,658,221
12/01               $2,604,437     $3,080,288           $2,688,259
 1/02               $2,497,655     $3,035,316           $2,645,785
 2/02               $2,422,976     $2,976,735           $2,601,335
 3/02               $2,542,428     $3,088,660           $2,689,781
 4/02               $2,345,899     $2,901,487           $2,549,105
 5/02               $2,334,404     $2,880,016           $2,530,497
 6/02               $2,123,160     $2,674,959           $2,355,639

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 4/1/93.

Returns for the Class A Shares prior to 9/10/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Core Equity Fund, formerly Chase Core Equity Fund, is the successor to the AVESTA Trust Core Equity Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Core Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from April 1, 1993 to June 30, 2002. The performance of the indices reflects an initial value investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital Gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN DISCIPLINED EQUITY FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, fell 15.36% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 13.16% from the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Stock selection was mixed across sectors, with health services and systems, utilities and network technology among the sectors in which stock selection contributed most positively to performance. Difficulties within the industrial cyclicals, services and telecommunications sectors, however, detracted from results. Additionally, gains were negated by unfavorable stock selection in the energy and pharmaceuticals sectors. On a stock specific level, overweight positions in Gannett and Capital One Financial, along with an underweight position in Nortel Networks, aided performance, while overweight positions in Tyco, Dynegy and El Paso Energy, detracted from performance.

Q: HOW WAS THE FUND MANAGED?
A: Over the first half of 2002, we maintained our sector neutral, fully invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and possessed a good risk/reward profile. We also sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Beyond this, we spent a good deal of time looking at a range of theoretical scenarios and their projected impact on corporate earnings. Additionally, we continue to examine company fundamentals from top to bottom, with extra scrutiny devoted to those securities that may be vulnerable to prevailing market sentiment.

Q: WHAT'S AHEAD?
A: We expect equity markets to continue on their variable path for the foreseeable future. Corporate earnings may have bottomed in some sectors, but the technology sector remains weak. Until corporations are able to enunciate clear visibility for their growth and earnings prospects, investors will likely continue to be cautious. We will probably also need to see some progress made on resolving the corporate accounting and corporate governance issues that dominated the market in the first and second quarters, before investors return to equities in any meaningful way.

As for the U.S. economy, the fundamentals needed to spur more consistent, measured growth appear to be in place. Inflation is tame and interest rates remain at a 40-year low. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                24.4%
Finance & Insurance                      19.9%
Technology                               14.7%
Industrial Products & Services           11.9%
Pharmaceuticals                          10.5%
Energy                                    7.8%
Telecommunications                        4.1%
Utilities                                 2.9%
Health Services & Systems                 2.8%
Short-Term Investments                    0.7%
REITs                                     0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  MICROSOFT CORP. (3.9%)

 2.  GENERAL ELECTRIC CO. (3.7%)

 3.  EXXON MOBIL CORP. (3.5%)

 4.  CITIGROUP, INC. (3.2%)

 5.  PROCTER & GAMBLE CO. (2.3%)

 6.  WAL-MART STORES, INC. (2.3%)

 7.  PFIZER, INC. (2.2%)

 8.  CHEVRONTEXACO CORP. (2.1%)

 9.  THE COCA-COLA CO. (2.1%)

10.  WYETH (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 27.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($276,045 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 233 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                           1 YEAR    3 YEARS   5 YEARS     (1/3/97)
-----------------------------------------------------------------------
   Class A Shares
     Without Sales Charge   (21.30%)  (11.65%)  2.50%       5.70%
     With Sales Charge*     (25.83%)  (13.39%)  1.30%       4.57%
-----------------------------------------------------------------------
   Class B Shares
     Without CDSC           (21.53%)  (11.74%)  2.44%       5.65%
     With CDSC**            (25.25%)  (12.55%)  2.08%       5.50%
-----------------------------------------------------------------------
   Institutional Shares     (20.99%)  (11.30%)  2.83%       6.01%
-----------------------------------------------------------------------
   Select Shares            (21.17%)  (11.61%)  2.54%       5.73%

* Sales charge for Class A Shares is 5.75%

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 06/30/02)

        JPMORGAN DISCIPLINED EQUITY   S&P 500      LIPPER LARGE-CAP
        FUND (INSTITUTIONAL SHARES)   INDEX        CORE FUNDS INDEX
 1/97                    $3,000,000   $3,000,000         $3,000,000
 1/97                    $3,150,000   $3,000,000         $3,000,000
 2/97                    $3,173,940   $3,023,400         $2,996,400
 3/97                    $3,041,904   $2,899,138         $2,868,154
 4/97                    $3,215,901   $3,072,217         $3,027,050
 5/97                    $3,441,014   $3,259,315         $3,210,792
 6/97                    $3,594,139   $3,405,332         $3,350,140
 7/97                    $3,894,250   $3,676,397         $3,614,801
 8/97                    $3,694,475   $3,470,518         $3,430,808
 9/97                    $3,869,223   $3,660,703         $3,607,494
10/97                    $3,748,504   $3,538,435         $3,496,384
11/97                    $3,908,190   $3,702,265         $3,610,715
12/97                    $3,962,123   $3,765,944         $3,676,430
 1/98                    $4,032,253   $3,807,746         $3,712,827
 2/98                    $4,331,446   $4,082,284         $3,976,066
 3/98                    $4,557,547   $4,291,297         $4,172,882
 4/98                    $4,627,733   $4,334,639         $4,215,028
 5/98                    $4,575,903   $4,260,084         $4,142,951
 6/98                    $4,737,890   $4,433,043         $4,339,741
 7/98                    $4,694,775   $4,386,053         $4,304,589
 8/98                    $4,004,643   $3,751,829         $3,660,192
 9/98                    $4,268,549   $3,992,322         $3,842,104
10/98                    $4,630,522   $4,316,897         $4,130,261
11/98                    $4,949,565   $4,578,501         $4,376,012
12/98                    $5,243,569   $4,842,223         $4,666,579
 1/99                    $5,422,899   $5,044,628         $4,829,909
 2/99                    $5,227,675   $4,887,740         $4,680,665
 3/99                    $5,442,009   $5,083,250         $4,868,828
 4/99                    $5,756,013   $5,279,971         $4,999,313
 5/99                    $5,631,108   $5,155,364         $4,866,831
 6/99                    $5,920,547   $5,441,487         $5,138,400
 7/99                    $5,731,089   $5,271,712         $4,987,845
 8/99                    $5,701,861   $5,245,354         $4,936,969
 9/99                    $5,537,647   $5,101,631         $4,803,177
10/99                    $5,830,589   $5,424,564         $5,097,612
11/99                    $5,917,464   $5,534,683         $5,222,503
12/99                    $6,204,462   $5,860,676         $5,569,800
 1/00                    $5,872,523   $5,566,470         $5,344,780
 2/00                    $5,730,408   $5,461,264         $5,343,176
 3/00                    $6,312,617   $5,995,375         $5,807,498
 4/00                    $6,099,251   $5,814,915         $5,617,593
 5/00                    $5,943,110   $5,695,709         $5,474,345
 6/00                    $6,095,848   $5,835,823         $5,674,706
 7/00                    $5,997,095   $5,744,784         $5,586,180
 8/00                    $6,374,312   $6,101,535         $5,971,627
 9/00                    $5,980,380   $5,779,374         $5,653,936
10/00                    $5,986,958   $5,755,101         $5,588,350
11/00                    $5,487,646   $5,301,599         $5,096,576
12/00                    $5,529,901   $5,327,577         $5,158,754
 1/01                    $5,755,521   $5,516,706         $5,304,746
 2/01                    $5,208,746   $5,013,582         $4,810,875
 3/01                    $4,874,345   $4,695,721         $4,515,487
 4/01                    $5,295,001   $5,060,579         $4,858,664
 5/01                    $5,349,539   $5,094,485         $4,885,872
 6/01                    $5,229,710   $4,970,689         $4,755,908
 7/01                    $5,178,458   $4,921,976         $4,686,948
 8/01                    $4,843,412   $4,613,860         $4,410,886
 9/01                    $4,395,397   $4,241,522         $4,076,100
10/01                    $4,487,700   $4,322,535         $4,172,296
11/01                    $4,843,574   $4,654,073         $4,445,581
12/01                    $4,882,807   $4,695,029         $4,495,816
 1/02                    $4,772,456   $4,626,482         $4,424,783
 2/02                    $4,666,030   $4,537,190         $4,350,446
 3/02                    $4,841,473   $4,707,789         $4,498,361
 4/02                    $4,517,094   $4,422,497         $4,263,097
 5/02                    $4,475,537   $4,389,770         $4,231,976
 6/02                    $4,132,366   $4,077,219         $3,939,547

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN DISCIPLINED EQUITY VALUE FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Disciplined Equity Value Fund, which seeks to provide a high total return from a broadly diversified portfolio of equity securities that possess risk characteristics similar to the Russell 1000 Value Index, fell 7.13% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 4.78% from the Fund's benchmark, the Russell 1000 Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Stock selection was mixed as software and services, consumer staple and utilities contributed positively to results, while stock picking in industrial cyclicals, services and telecommunications detracted from performance. Tyco fell substantially during the beginning of the first quarter, as investors grew increasingly concerned about its breakup proposal and associated accounting issues. The company continued to detract from returns as it faced not only continued scrutiny of its accounting, but fundamental questions about the growth in some of its businesses. Elsewhere in the portfolio, the Fund's performance was augmented by solid stock selection within the network technology and insurance sectors.

Q: HOW WAS THE FUND MANAGED?
A: Over the first half of 2002, we maintained our sector neutral, fully invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and possessed a good risk/reward profile. We also sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Beyond this, we spent a good deal of time looking at various scenarios and their projected impact on corporate earnings. Additionally, we have been re-examining company fundamentals from top to bottom, with extra scrutiny devoted to those securities that may be vulnerable to prevailing market sentiment.

Q: WHAT'S AHEAD?
A: Despite continued investor disappointment with corporate America's accounting and governance issues and a sequential slowing of GDP, macroeconomic indicators continue to point toward a recovery for the U.S. economy. Inflation, for example, is tame and the targeted Fed Funds rate remains at a 40-year low of 1.75%. The Fed remains committed to keeping inflation in check, and strength in consumer spending appears to be unwavering. These factors should help to alleviate the concerns that are presently overhanging the equity markets. More to the point, an improvement in corporate profits, combined with increased capital expenditures, should prove to be the catalysts needed to help the equity markets move forward.

On the whole, we expect that the GDP growth rate will be about 2.8% in 2002, a marked improvement over the 1.2% growth rate for 2001. In this environment, we are continuing to seek out securities that appear to be undervalued relative to their peer groups, with the aim of profiting from such investments when the markets return to some semblance of normalcy and investors revisit the very good companies that were unduly punished in this year's market downturn.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                      30.7%
Consumer Goods & Services                22.1%
Industrial Products & Services           12.9%
Energy                                   10.3%
Telecommunications                        6.3%
Utilities                                 5.9%
Technology                                4.8%
Pharmaceuticals                           2.8%
Health Services & Systems                 2.2%
REITs                                     1.7%
Short-Term Investments                    0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  EXXON MOBIL CORP. (5.7%)

 2.  CITIGROUP, INC. (4.6%)

 3.  CHEVRONTEXACO CORP. (2.9%)

 4.  PROCTER & GAMBLE CO. (2.9%)

 5.  VERIZON COMMUNICATIONS, INC. (2.4%)

 6.  U.S. BANCORP (1.6%)

 7.  FANNIE MAE (1.6%)

 8.  PHILIP MORRIS COMPANIES, INC. (1.4%)

 9.  SBC COMMUNICATIONS, INC. (1.4%)

10.  FLEETBOSTON FINANCIAL CORP. (1.3%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($9,997 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 267 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                         SINCE INCEPTION
                                            (9/28/01)
--------------------------------------------------------
   Institutional Shares                      (0.07%)

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/28/01.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN DIVERSIFIED FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds, fell 7.61% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 13.16% by the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: During the reporting period, the Fund outperformed the S&P 500 Index. This was primarily due to strong stock selections across network technology, software and services, and utilities industries.

In the fixed-income portion of the portfolio, performance was impacted negatively by modest holdings of high yield debt (approximately 4% of the portfolio), an underweight in U.S. Treasuries during the recent flight to quality, and an overweight in secondary mortgage pass-throughs during a period in which spreads widened relative to Treasuries. This was particularly true during the month of June, when investor concerns about equities mounted. The underperformance of these allocations overshadowed the positive contribution that was achieved from our longer duration position in the overall fixed income portfolio.

Q: HOW WAS THE FUND MANAGED?
A: The U.S. equity markets produced disappointing results in the first half of the year, with the S&P 500 Index down more than 13% and the tech-heavy NASDAQ Index down close to 25%. During this time, the markets were dominated by investor concerns about corporate governance, accounting fraud and credit downgrades, most notably reports of major accounting improprieties by Enron and WorldCom. Worries about the rapid weakening of the U.S. dollar also pressured equity markets. On the economic front, better than expected, annualized GDP growth of 6.1% for the first quarter faded during the second quarter, to 2.0%.

Offsetting this dampening effect was the continued support of the Federal Reserve, which kept the targeted Fed Funds rate at a 40-year low of 1.75%.

Q: WHAT'S AHEAD?
A: U.S. equity markets will likely remain volatile until investors see clear signs that the pace of domestic economic growth is accelerating, and that corporate earnings are on the rise. Both developments should be aided eventually by liquidity, which is presently plentiful, low inflation and equity valuations that are, in aggregate, closer to their fair market value.

In Europe, equities will likely be hindered by a strong currency, higher interest rates and still weak domestic growth. Japan should benefit from equities that now offer good values, and from an accommodative governmental monetary policy.

We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. Within the fixed-income segment, we will continue managing a diversified portfolio of high-quality investments in both traditional and extended markets.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                             19.0%
Consumer Goods & Services                16.2%
Finance & Insurance                      14.8%
Short-Term Investments                   13.5%
Industrial Products & Services            9.1%
Technology                                8.0%
Pharmaceuticals                           5.7%
Energy                                    5.3%
Telecommunications                        3.8%
Utilities                                 2.3%
Health Services & Systems                 1.6%
REITs                                     0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  MICROSOFT CORP. (1.7%)

 2.  GENERAL ELECTRIC CO. (1.6%)

 3.  EXXON MOBIL CORP. (1.5%)

 4.  CITIGROUP, INC. (1.4%)

 5.  PROCTER & GAMBLE CO. (1.0%)

 6.  THE COCA-COLA CO. (1.0%)

 7.  PFIZER, INC. (1.0%)

 8.  WAL-MART STORES, INC. (0.9%)

 9.  CHEVRON TEXACO CORP. (0.9%)

10.  VERIZON COMMUNICATIONS, INC. (0.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 11.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($78,341 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 585 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                           1 YEAR    3 YEARS   5 YEARS     (9/10/93)
-----------------------------------------------------------------------
   Institutional Shares    (10.12%)   (3.58%)   3.84%        8.07%
   Select Shares           (10.40%)   (3.88%)   3.51%        7.72%

[CHART]

LIFE OF FUND PERFORMANCE (09/10/93 TO 06/30/02)

               JPMORGAN DIVERSIFIED   DIVERSIFIED   S&P 500       LIPPER BALANCED
        FUND (INSTITUTIONAL SHARES)   BENCHMARK     INDEX         FUNDS INDEX
 9/93                    $3,000,000    $3,000,000   $ 3,000,000        $3,000,000
 9/93                    $2,973,000    $3,000,000   $ 3,000,000        $3,000,000
10/93                    $3,023,838    $3,047,100   $ 3,062,100        $3,030,900
11/93                    $2,976,062    $2,993,471   $ 3,033,010        $2,982,406
12/93                    $3,025,464    $3,042,863   $ 3,069,709        $3,032,510
 1/94                    $3,127,422    $3,139,626   $ 3,174,080        $3,111,962
 2/94                    $3,061,434    $3,075,892   $ 3,088,062        $3,050,967
 3/94                    $2,953,365    $2,961,469   $ 2,953,423        $2,940,217
 4/94                    $2,986,443    $2,986,641   $ 2,991,226        $2,946,686
 5/94                    $3,007,348    $3,009,340   $ 3,040,282        $2,969,375
 6/94                    $2,971,260    $2,969,917   $ 2,965,796        $2,917,708
 7/94                    $3,043,164    $3,044,759   $ 3,063,074        $2,983,648
 8/94                    $3,114,679    $3,123,010   $ 3,188,660        $3,058,239
 9/94                    $3,059,549    $3,057,426   $ 3,110,537        $3,003,191
10/94                    $3,093,204    $3,101,759   $ 3,180,525        $3,012,501
11/94                    $3,019,895    $3,021,424   $ 3,064,753        $2,942,310
12/94                    $3,053,416    $3,057,076   $ 3,110,112        $2,970,556
 1/95                    $3,099,828    $3,107,518   $ 3,190,664        $3,007,391
 2/95                    $3,186,623    $3,198,879   $ 3,315,100        $3,094,906
 3/95                    $3,258,003    $3,275,972   $ 3,412,895        $3,149,686
 4/95                    $3,332,286    $3,356,233   $ 3,513,234        $3,208,900
 5/95                    $3,440,585    $3,470,345   $ 3,653,764        $3,311,585
 6/95                    $3,487,033    $3,519,971   $ 3,738,531        $3,370,200
 7/95                    $3,570,722    $3,606,211   $ 3,862,650        $3,441,311
 8/95                    $3,586,076    $3,613,784   $ 3,872,307        $3,468,153
 9/95                    $3,678,955    $3,713,885   $ 4,035,718        $3,551,042
10/95                    $3,675,644    $3,709,429   $ 4,021,189        $3,542,164
11/95                    $3,797,308    $3,829,243   $ 4,197,720        $3,652,326
12/95                    $3,872,874    $3,904,679   $ 4,278,736        $3,709,667
 1/96                    $3,950,719    $3,984,725   $ 4,424,213        $3,776,812
 2/96                    $3,967,707    $3,985,124   $ 4,465,358        $3,778,701
 3/96                    $3,987,943    $4,005,846   $ 4,508,225        $3,793,060
 4/96                    $4,015,061    $4,044,303   $ 4,574,496        $3,818,094
 5/96                    $4,052,401    $4,095,261   $ 4,692,518        $3,857,038
 6/96                    $4,076,310    $4,119,013   $ 4,710,350        $3,869,767
 7/96                    $3,978,071    $4,005,329   $ 4,502,152        $3,770,314
 8/96                    $4,018,647    $4,054,995   $ 4,597,148        $3,829,885
 9/96                    $4,162,916    $4,213,950   $ 4,855,967        $3,971,973
10/96                    $4,244,093    $4,301,179   $ 4,989,992        $4,056,179
11/96                    $4,452,478    $4,517,529   $ 5,367,235        $4,245,197
12/96                    $4,402,611    $4,454,735   $ 5,260,964        $4,194,255
 1/97                    $4,512,676    $4,592,386   $ 5,589,774        $4,323,857
 2/97                    $4,538,398    $4,617,185   $ 5,633,374        $4,339,855
 3/97                    $4,424,484    $4,497,138   $ 5,401,843        $4,213,566
 4/97                    $4,556,776    $4,662,183   $ 5,724,333        $4,340,394
 5/97                    $4,766,388    $4,871,049   $ 6,072,945        $4,518,350
 6/97                    $4,920,819    $5,038,126   $ 6,345,013        $4,667,908
 7/97                    $5,178,178    $5,309,681   $ 6,850,076        $4,933,978
 8/97                    $4,997,977    $5,103,134   $ 6,466,471        $4,777,571
 9/97                    $5,171,407    $5,314,404   $ 6,820,834        $4,968,196
10/97                    $5,069,530    $5,200,676   $ 6,593,018        $4,877,775
11/97                    $5,171,428    $5,328,092   $ 6,898,275        $4,967,526
12/97                    $5,234,519    $5,402,153   $ 7,016,925        $5,046,013
 1/98                    $5,311,467    $5,479,944   $ 7,094,813        $5,081,840
 2/98                    $5,522,332    $5,731,473   $ 7,606,349        $5,283,589
 3/98                    $5,680,271    $5,916,600   $ 7,995,794        $5,445,267
 4/98                    $5,737,641    $5,963,933   $ 8,076,552        $5,483,383
 5/98                    $5,721,576    $5,918,011   $ 7,937,635        $5,428,001
 6/98                    $5,827,997    $6,064,777   $ 8,259,903        $5,527,876
 7/98                    $5,799,440    $6,027,176   $ 8,172,348        $5,463,200
 8/98                    $5,293,729    $5,496,784   $ 6,990,626        $4,992,272
 9/98                    $5,471,069    $5,721,603   $ 7,438,726        $5,207,939
10/98                    $5,739,698    $6,021,415   $ 8,043,494        $5,402,716
11/98                    $5,987,653    $6,262,873   $ 8,530,930        $5,600,455
12/98                    $6,208,598    $6,493,973   $ 9,022,311        $5,807,112
 1/99                    $6,316,006    $6,652,426   $ 9,399,444        $5,900,025
 2/99                    $6,124,000    $6,472,145   $ 9,107,121        $5,758,425
 3/99                    $6,307,107    $6,650,129   $ 9,471,406        $5,900,658
 4/99                    $6,549,300    $6,836,333   $ 9,837,949        $6,094,200
 5/99                    $6,415,040    $6,698,239   $ 9,605,774        $6,000,349
 6/99                    $6,631,227    $6,918,611   $10,138,894        $6,165,959
 7/99                    $6,545,684    $6,811,373   $ 9,822,561        $6,050,655
 8/99                    $6,522,774    $6,786,852   $ 9,773,448        $5,987,123
 9/99                    $6,468,635    $6,725,091   $ 9,505,656        $5,910,488
10/99                    $6,672,397    $6,979,300   $10,107,364        $6,081,892
11/99                    $6,803,843    $7,089,573   $10,312,543        $6,147,577
12/99                    $7,093,006    $7,383,081   $10,919,952        $6,329,545
 1/00                    $6,866,030    $7,132,056   $10,371,770        $6,170,673
 2/00                    $6,951,169    $7,145,607   $10,175,744        $6,155,864
 3/00                    $7,282,045    $7,555,051   $11,170,931        $6,518,444
 4/00                    $7,035,912    $7,375,240   $10,834,686        $6,399,157
 5/00                    $6,879,714    $7,263,137   $10,612,575        $6,339,004
 6/00                    $7,088,170    $7,457,063   $10,873,645        $6,440,429
 7/00                    $7,007,364    $7,381,746   $10,704,016        $6,423,039
 8/00                    $7,273,644    $7,680,707   $11,368,735        $6,709,507
 9/00                    $7,016,885    $7,444,141   $10,768,466        $6,568,607
10/00                    $6,988,115    $7,416,598   $10,723,238        $6,562,696
11/00                    $6,679,241    $7,104,359   $ 9,878,247        $6,324,470
12/00                    $6,811,490    $7,213,056   $ 9,926,651        $6,481,949
 1/01                    $7,005,617    $7,398,431   $10,279,047        $6,619,366
 2/01                    $6,612,602    $7,000,396   $ 9,341,598        $6,362,535
 3/01                    $6,338,840    $6,725,980   $ 8,749,340        $6,157,025
 4/01                    $6,648,810    $7,049,500   $ 9,429,164        $6,415,620
 5/01                    $6,703,995    $7,070,648   $ 9,492,340        $6,472,719
 6/01                    $6,614,161    $6,967,417   $ 9,261,676        $6,373,686
 7/01                    $6,584,397    $6,963,933   $ 9,170,911        $6,369,225
 8/01                    $6,373,697    $6,739,695   $ 8,596,812        $6,187,702
 9/01                    $5,982,989    $6,390,578   $ 7,903,050        $5,890,074
10/01                    $6,128,376    $6,526,698   $ 8,053,998        $5,988,438
11/01                    $6,393,734    $6,794,945   $ 8,671,739        $6,226,778
12/01                    $6,434,654    $6,828,240   $ 8,748,051        $6,271,610
 1/02                    $6,332,987    $6,756,544   $ 8,620,329        $6,216,420
 2/02                    $6,277,257    $6,710,599   $ 8,453,957        $6,174,149
 3/02                    $6,430,422    $6,855,548   $ 8,771,826        $6,309,362
 4/02                    $6,256,800    $6,691,015   $ 8,240,253        $6,157,938
 5/02                    $6,241,158    $6,684,993   $ 8,179,275        $6,154,859
 6/02                    $5,942,729    $6,418,262   $ 7,596,911        $5,892,046

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/10/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Diversified Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/15/93 are based on the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are lower than the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Diversified Fund, Diversified Benchmark, S&P 500 Index, and Lipper Balanced Funds Index from September 10, 1993 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Diversified Benchmark comprises of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Salomon Smith Barney Broad Investment Index, and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN DYNAMIC SMALL CAP FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, fell 7.95% (Class A shares, no sales charge) during the six months ended June 30, 2002. This compares with a fall of 5.68% from the Fund's benchmark, the S&P SmallCap 600/BARRA Growth Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?
A: During the reporting period, small cap stocks withstood the equity market storms far better than the large cap universe, where a series of accounting scandals caused the quality of financial reports to be called into question.

One strong area was the health services and systems sector, where the best performing stock was hospice care provider Odyssey Healthcare. Additionally, hospital managers Province Healthcare and Community Hospitals, and dental distributor Patterson Dental made gains in spite of the equity market's downward trend. Finance was another sector where the Fund outperformed its benchmark, with regional banks East West Bancorp, Texas Regional Bancshares and UCBH boosted by the low interest rate environment.

Conversely, a number of semiconductor stocks fell significantly. Sentiment towards Cabot Microelectronics suffered as evidence emerged of fresh competition within its sector at a time of already weak demand. Meanwhile, Microsemi Corporation was hurt by a delay in orders from Boeing, one of its largest customers. Other stocks that performed poorly included Advent Software and industrial cyclicals stock, PerkinElmer.

Q: HOW WAS THE FUND MANAGED?
A: We made an incremental adjustment in portfolio strategy during the six months, as we increased our holdings in cyclical stocks with leverage to economic recovery. We raised the Fund's weight in the retail and consumer cyclical sectors. This was financed from sales of equity securities of companies in the health services and systems, pharmaceuticals and software sectors.

Q: WHAT'S AHEAD?
A: Looking forward, we believe the prospects for small cap growth stocks appear more promising than those of large caps. Consensus earnings growth forecasts for small caps remain higher, and small cap valuations are marginally lower. Small cap growth stocks also tend to outperform large-cap stocks following recessions.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                30.9%
Technology                               20.3%
Health Services & Systems                13.9%
Industrial Products & Services           11.9%
Finance & Insurance                      10.3%
Energy                                    5.7%
Pharmaceuticals                           4.1%
Short-Term Investments                    1.5%
Telecommunications                        0.8%
Utilities                                 0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  CHRISTOPHER & BANKS CORP. (2.3%)

 2.  SONIC CORP. (1.8%)

 3.  PERFORMANCE FOOD GROUP CO. (1.8%)

 4.  AFC ENTERPRISES, INC. (1.7%)

 5.  TEXAS REGIONAL BANCSHARES, CLASS A (1.6%)

 6.  ALLIANT TECHSYSTEMS, INC. (1.6%)

 7.  ODYSSEY HEALTHCARE, INC. (1.5%)

 8.  CAREER EDUCATION CORP. (1.5%)

 9.  COACH, INC. (1.5%)

10.  VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. (1.5%)

TOP 10 EQUITY HOLDINGS COMPRISED 16.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($30,355 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 113 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                          SINCE INCEPTION
                             1 YEAR   3 YEARS   5 YEARS      (5/19/97)
-------------------------------------------------------------------------
   Class A Shares
     Without Sales Charge   (12.52%)    2.72%     8.32%        11.37%
     With Sales Charge*     (17.55%)    0.71%     7.04%        10.08%
-------------------------------------------------------------------------
   Class B Shares
     Without CDSC           (13.06%)    2.04%     7.60%        10.62%
     With CDSC**            (17.41%)    1.19%     7.30%        10.49%
-------------------------------------------------------------------------
   Class C Shares
     Without CDSC           (13.08%)    2.03%     7.59%        10.61%
     With CDSC***           (13.95%)    2.03%     7.59%        10.61%
-------------------------------------------------------------------------
   Select Shares            (12.22%)    3.11%     8.58%        11.63%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 06/30/02)

          JPMORGAN DYNAMIC SMALL CAP     S&P SMALLCAP               LIPPER SMALL-CAP
          FUND (CLASS A SHARES)          600/BARRA GROWTH INDEX     GROWTH FUNDS INDEX
 5/97                        $ 9,425                    $10,000                $10,000
 5/97                        $ 9,925                    $10,000                $10,000
 6/97                        $10,962                    $10,357                $10,535
 7/97                        $12,083                    $10,977                $11,169
 8/97                        $12,497                    $11,317                $11,347
 9/97                        $13,384                    $12,036                $12,302
10/97                        $13,054                    $11,373                $11,674
11/97                        $12,545                    $11,158                $11,410
12/97                        $12,602                    $11,290                $11,258
 1/98                        $12,442                    $11,084                $11,091
 2/98                        $13,676                    $12,178                $11,988
 3/98                        $14,778                    $12,501                $12,529
 4/98                        $14,938                    $12,566                $12,621
 5/98                        $13,892                    $11,781                $11,727
 6/98                        $14,353                    $11,857                $12,071
 7/98                        $13,468                    $11,133                $11,163
 8/98                        $10,490                    $ 8,848                $ 8,725
 9/98                        $11,630                    $ 9,464                $ 9,192
10/98                        $12,055                    $ 9,930                $ 9,554
11/98                        $12,950                    $10,622                $10,331
12/98                        $14,299                    $11,547                $11,366
 1/99                        $14,148                    $11,390                $11,641
 2/99                        $12,905                    $10,270                $10,521
 3/99                        $13,216                    $10,566                $10,997
 4/99                        $13,706                    $11,050                $11,426
 5/99                        $13,640                    $11,147                $11,488
 6/99                        $15,082                    $11,740                $12,564
 7/99                        $15,102                    $11,712                $12,520
 8/99                        $14,828                    $11,175                $12,345
 9/99                        $15,008                    $11,440                $12,793
10/99                        $15,065                    $11,612                $13,538
11/99                        $16,366                    $12,282                $15,247
12/99                        $18,610                    $13,808                $18,321
 1/00                        $18,327                    $13,617                $18,130
 2/00                        $22,673                    $16,458                $23,442
 3/00                        $22,144                    $14,957                $21,602
 4/00                        $22,249                    $14,387                $18,932
 5/00                        $20,411                    $13,771                $17,383
 6/00                        $23,276                    $15,023                $20,445
 7/00                        $21,919                    $13,995                $19,114
 8/00                        $25,021                    $15,682                $21,354
 9/00                        $23,757                    $14,848                $20,297
10/00                        $23,135                    $14,963                $18,775
11/00                        $19,637                    $12,719                $15,577
12/00                        $20,735                    $13,888                $16,954
 1/01                        $20,679                    $13,899                $17,471
 2/01                        $18,148                    $12,719                $15,235
 3/01                        $16,418                    $12,061                $13,756
 4/01                        $17,751                    $13,231                $15,241
 5/01                        $18,350                    $13,382                $15,654
 6/01                        $18,689                    $13,812                $16,049
 7/01                        $18,136                    $13,477                $15,155
 8/01                        $17,311                    $13,076                $14,258
 9/01                        $15,242                    $11,416                $12,032
10/01                        $16,056                    $12,111                $12,914
11/01                        $16,778                    $12,910                $13,915
12/01                        $17,762                    $13,722                $14,796
 1/02                        $17,479                    $13,703                $14,349
 2/02                        $17,186                    $13,279                $13,481
 3/02                        $18,169                    $14,214                $14,584
 4/02                        $18,338                    $14,419                $14,199
 5/02                        $17,604                    $13,761                $13,629
 6/02                        $16,346                    $12,943                $12,617

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN EQUITY GROWTH FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Equity Growth Fund, which seeks to provide capital appreciation, with the production of current income a secondary objective, fell 21.20% (Select shares) during the six months ended June 30, 2002. This compares to a fall of 20.78% from the Fund's benchmark, the Russell 1000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: One of the most significant contributors to performance was Tricon Global Restaurants, the operator of Kentucky Fried Chicken, Taco Bell and Pizza Hut restaurants. In January and February, Tricon posted strong comparative store figures due to new product launches at Taco Bell and Pizza Hut. Another major contributor was our decision to have no exposure to the wireless telecommunications sector, specifically AT&T Wireless, Sprint PCS and Qualcomm, which declined on concerns about the industry's ability to profitably increase penetration rates and to fund next generation infrastructure builds. The largest detractor to Fund performance was Tyco International, which fell substantially on news of a planned company breakup and accounting-related issues. Towards the end of the reporting period, a major contributor to performance was a position in Unilever, a food company based in the Netherlands that did well over this period. Here, we realized the company's potential value when its stock was inexpensive relative to its U.S. peers. Tyco continued to be a major detractor from performance, falling more than 50% in the quarter owing, in part, to the resignation of its chairman on charges of alleged personal sales tax evasion.

Q: HOW WAS THE FUND MANAGED?
A: Clearly, investor sentiment became increasingly negative throughout the first half of 2002. Fortunately, the Fund was overweighted in traditionally defensive sectors such as consumer staples and pharmaceuticals, and accordingly, strategic shifts were moderate. However, the pharmaceutical sector has continued to lag general markets due to pipeline deficiencies, patent expirations, and manufacturing issues among other things. Additionally some companies clearly have a larger exposure to these challenges than others do. In response to this, we have reduced our overall exposure to this sector by eliminating some larger positions and replacing them with smaller positions in names we believe will be less affected by the aforementioned issues. Similarly in technology, we have reduced the Fund's overall exposure moderately by eliminating some of the companies that we believe have further downside. Consumer staples have fared well on a relative basis, and we have continued to maintain our overweight in this sector.

Q: WHAT'S AHEAD?
A: We expect that U.S. economic growth will average about 2.8% this year. One of our concerns is whether consumers will be able to carry the economy, until corporate capital spending picks up. In this regard, while consumer spending patterns are moderating, wage growth is still expected to outpace inflation, thereby providing the opportunity for consumers to pick up the slack. The Russell 1000 Growth Index rebalances annually on June 30. This year, the largest increase and decrease in sector weights were the consumer staple and technology sector respectively.

In light of the above, we have trimmed our technology exposure accordingly, and we have maintained our overweight in consumer staples for the time being. We believe that the economic underpinnings are continuing to improve, and we remain confident that these earnings improvements will ultimately be reflected in improved stock prices.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                29.0%
Technology                               26.7%
Pharmaceuticals                          24.0%
Finance & Insurance                      10.6%
Industrial Products & Services            6.2%
Energy                                    1.3%
Telecommunications                        1.2%
Health Services & Systems                 1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  MICROSOFT CORP. (7.4%)

 2.  GENERAL ELECTRIC CO. (6.2%)

 3.  WAL-MART STORES, INC. (6.2%)

 4.  PFIZER, INC. (5.8%)

 5.  INTEL CORP. (4.6%)

 6.  JOHNSON & JOHNSON (3.7%)

 7.  INTERNATIONAL BUSINESS MACHINES CORP. (3.6%)

 8.  HOME DEPOT, INC. (3.5%)

 9.  THE COCA-COLA CO. (3.1%)

10.  COLGATE-PALMOLIVE CO. (2.4%)


TOP 10 EQUITY HOLDINGS COMPRISED 46.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($39,570 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 47 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (27.93%)  (17.02%)   (0.08%)     7.91%
     With Sales Charge*      (32.08%)  (18.64%)   (1.25%)     7.27%
--------------------------------------------------------------------
   Class B Shares
     Without CDSC            (28.44%)  (17.28%)   (0.27%)     7.81%
     With CDSC**             (31.92%)  (17.91%)   (0.56%)     7.81%
--------------------------------------------------------------------
   Class C Shares
     Without CDSC            (28.46%)  (17.32%)   (0.29%)     7.79%
     With CDSC***            (29.16%)  (17.32%)   (0.29%)     7.79%
--------------------------------------------------------------------
   Select Shares             (27.77%)  (16.82%)    0.12%      8.01%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

         JPMORGAN EQUITY GROWTH   RUSSELL 1000   S&P 500/BARRA   LIPPER LARGE-CAP
         FUND (SELECT SHARES)     GROWTH INDEX   GROWTH INDEX    GROWTH FUNDS INDEX
 6/92                $1,000,000     $1,000,000      $1,000,000           $1,000,000
 7/92                $1,037,800     $1,044,800      $1,045,100           $1,036,200
 8/92                $1,024,205     $1,032,053      $1,033,081           $1,018,067
 9/92                $1,035,983     $1,044,025      $1,045,272           $1,036,290
10/92                $1,048,415     $1,059,686      $1,060,972           $1,057,223
11/92                $1,098,005     $1,105,782      $1,103,782           $1,111,141
12/92                $1,124,687     $1,116,840      $1,111,034           $1,127,475
 1/93                $1,129,073     $1,103,996      $1,099,090           $1,132,323
 2/93                $1,104,911     $1,086,553      $1,090,188           $1,111,828
 3/93                $1,132,754     $1,107,523      $1,105,592           $1,147,296
 4/93                $1,090,616     $1,063,223      $1,054,591           $1,111,844
 5/93                $1,125,952     $1,100,435      $1,092,134           $1,153,872
 6/93                $1,125,276     $1,090,311      $1,082,829           $1,163,103
 7/93                $1,104,796     $1,070,795      $1,060,566           $1,155,194
 8/93                $1,143,796     $1,114,697      $1,099,277           $1,203,134
 9/93                $1,137,619     $1,106,337      $1,082,414           $1,221,181
10/93                $1,142,625     $1,137,093      $1,122,669           $1,235,103
11/93                $1,124,000     $1,129,588      $1,121,883           $1,210,154
12/93                $1,152,437     $1,149,130      $1,129,692           $1,247,789
 1/94                $1,180,326     $1,175,675      $1,153,890           $1,293,209
 2/94                $1,167,342     $1,154,278      $1,133,270           $1,272,259
 3/94                $1,113,411     $1,098,526      $1,080,947           $1,210,045
 4/94                $1,109,069     $1,103,799      $1,085,843           $1,215,975
 5/94                $1,118,940     $1,120,467      $1,103,510           $1,223,271
 6/94                $1,100,365     $1,087,413      $1,079,972           $1,177,643
 7/94                $1,130,735     $1,124,602      $1,114,391           $1,211,441
 8/94                $1,170,989     $1,187,243      $1,173,933           $1,273,588
 9/94                $1,151,200     $1,170,977      $1,157,157           $1,243,276
10/94                $1,170,425     $1,198,613      $1,184,130           $1,275,104
11/94                $1,133,908     $1,160,257      $1,145,338           $1,228,053
12/94                $1,141,958     $1,179,749      $1,165,107           $1,237,632
 1/95                $1,153,149     $1,204,878      $1,194,002           $1,247,285
 2/95                $1,189,704     $1,255,362      $1,240,603           $1,290,192
 3/95                $1,221,231     $1,292,019      $1,279,521           $1,326,833
 4/95                $1,234,909     $1,320,314      $1,312,814           $1,363,056
 5/95                $1,265,288     $1,366,393      $1,359,774           $1,408,173
 6/95                $1,323,491     $1,419,136      $1,411,785           $1,480,131
 7/95                $1,383,578     $1,478,172      $1,456,807           $1,560,650
 8/95                $1,384,823     $1,479,798      $1,452,072           $1,569,389
 9/95                $1,407,119     $1,548,017      $1,523,848           $1,627,614
10/95                $1,399,098     $1,549,100      $1,536,008           $1,618,336
11/95                $1,433,096     $1,609,360      $1,591,335           $1,669,314
12/95                $1,436,822     $1,618,534      $1,609,381           $1,669,982
 1/96                $1,477,053     $1,672,754      $1,670,779           $1,719,079
 2/96                $1,508,662     $1,703,366      $1,686,050           $1,757,758
 3/96                $1,515,451     $1,705,580      $1,679,002           $1,758,637
 4/96                $1,564,400     $1,750,437      $1,711,659           $1,800,493
 5/96                $1,607,108     $1,811,527      $1,774,579           $1,853,607
 6/96                $1,583,002     $1,814,063      $1,796,691           $1,836,925
 7/96                $1,486,439     $1,707,759      $1,713,863           $1,738,649
 8/96                $1,531,032     $1,751,819      $1,739,228           $1,790,809
 9/96                $1,614,014     $1,879,352      $1,859,948           $1,915,449
10/96                $1,640,645     $1,890,628      $1,900,309           $1,939,392
11/96                $1,750,896     $2,032,614      $2,042,338           $2,064,871
12/96                $1,731,636     $1,992,775      $1,995,140           $2,013,662
 1/97                $1,886,445     $2,132,468      $2,151,359           $2,141,328
 2/97                $1,892,670     $2,117,968      $2,169,345           $2,110,493
 3/97                $1,788,573     $2,003,386      $2,066,344           $2,002,436
 4/97                $1,934,700     $2,136,410      $2,233,181           $2,112,370
 5/97                $2,059,101     $2,290,659      $2,365,385           $2,255,800
 6/97                $2,148,878     $2,382,286      $2,485,310           $2,350,318
 7/97                $2,338,409     $2,592,880      $2,682,072           $2,575,008
 8/97                $2,186,646     $2,441,196      $2,503,634           $2,434,670
 9/97                $2,326,591     $2,561,303      $2,631,244           $2,569,064
10/97                $2,240,507     $2,466,535      $2,552,070           $2,479,917
11/97                $2,340,210     $2,571,363      $2,687,330           $2,534,972
12/97                $2,375,547     $2,600,162      $2,720,384           $2,569,447
 1/98                $2,430,660     $2,677,907      $2,811,789           $2,614,926
 2/98                $2,582,333     $2,879,285      $3,007,208           $2,814,707
 3/98                $2,682,011     $2,994,169      $3,162,681           $2,945,591
 4/98                $2,727,873     $3,035,488      $3,189,247           $2,995,077
 5/98                $2,696,776     $2,949,280      $3,125,143           $2,927,987
 6/98                $2,904,158     $3,130,071      $3,347,654           $3,095,468
 7/98                $2,888,185     $3,109,413      $3,345,645           $3,093,920
 8/98                $2,466,221     $2,642,690      $2,910,377           $2,588,683
 9/98                $2,636,144     $2,845,649      $3,105,081           $2,776,880
10/98                $2,839,917     $3,074,439      $3,365,597           $2,955,989
11/98                $3,044,959     $3,308,403      $3,593,448           $3,159,065
12/98                $3,358,286     $3,606,821      $3,866,909           $3,506,563
 1/99                $3,624,598     $3,818,542      $4,103,177           $3,734,138
 2/99                $3,462,941     $3,644,034      $3,942,333           $3,580,665
 3/99                $3,645,092     $3,836,075      $4,133,142           $3,784,047
 4/99                $3,539,748     $3,841,062      $4,125,289           $3,796,913
 5/99                $3,470,369     $3,723,141      $4,004,830           $3,671,235
 6/99                $3,755,634     $3,983,761      $4,291,576           $3,926,386
 7/99                $3,656,109     $3,857,078      $4,155,962           $3,803,097
 8/99                $3,665,615     $3,919,948      $4,213,730           $3,803,858
 9/99                $3,618,695     $3,837,629      $4,142,097           $3,765,439
10/99                $3,886,841     $4,127,370      $4,428,730           $4,054,248
11/99                $4,052,420     $4,349,835      $4,618,280           $4,254,528
12/99                $4,427,269     $4,802,218      $4,960,032           $4,727,206
 1/00                $4,247,965     $4,576,994      $4,631,678           $4,537,645
 2/00                $4,491,798     $4,800,809      $4,728,943           $4,776,325
 3/00                $4,737,050     $5,144,547      $5,166,371           $5,111,623
 4/00                $4,524,356     $4,899,667      $4,910,635           $4,715,984
 5/00                $4,131,642     $4,652,724      $4,710,281           $4,431,610
 6/00                $4,512,166     $5,005,400      $5,090,401           $4,724,539
 7/00                $4,379,058     $4,796,675      $4,863,878           $4,628,631
 8/00                $4,694,350     $5,230,774      $5,145,497           $5,029,008
 9/00                $4,114,128     $4,735,943      $4,643,296           $4,645,294
10/00                $3,904,719     $4,511,933      $4,522,571           $4,399,558
11/00                $3,452,943     $3,846,874      $4,041,821           $3,809,138
12/00                $3,380,776     $3,725,313      $3,866,811           $3,785,521
 1/01                $3,549,815     $3,982,732      $3,977,015           $3,895,680
 2/01                $3,046,097     $3,306,464      $3,509,715           $3,292,628
 3/01                $2,755,499     $2,946,721      $3,193,490           $2,950,524
 4/01                $3,073,483     $3,319,481      $3,478,988           $3,267,411
 5/01                $3,032,913     $3,270,684      $3,487,338           $3,242,578
 6/01                $2,992,272     $3,194,804      $3,439,910           $3,149,192
 7/01                $2,939,010     $3,114,934      $3,430,966           $3,036,451
 8/01                $2,723,287     $2,860,133      $3,200,405           $2,805,681
 9/01                $2,443,333     $2,574,691      $2,985,658           $2,523,429
10/01                $2,571,852     $2,709,863      $3,095,530           $2,628,152
11/01                $2,739,537     $2,970,281      $3,369,794           $2,868,890
12/01                $2,742,824     $2,964,637      $3,374,512           $2,882,087
 1/02                $2,709,636     $2,912,163      $3,369,450           $2,816,952
 2/02                $2,628,618     $2,791,308      $3,270,051           $2,700,330
 3/02                $2,676,196     $2,887,887      $3,347,879           $2,808,883
 4/02                $2,428,380     $2,652,236      $3,108,170           $2,621,812
 5/02                $2,385,884     $2,588,052      $3,047,872           $2,574,095
 6/02                $2,161,371     $2,348,657      $2,803,433           $2,364,563

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, S&P 500/BARRA Growth Index, and Lipper Large-Cap Growth Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stock. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN EQUITY INCOME FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, fell 10.73% (Select shares) during the six months ended June 30, 2002. This compares to a decline of 4.78% by its benchmark, the Russell 1000 Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: For the first quarter, performance was enhanced most by investments in the energy, utilities and consumer staple sectors. In the energy sector, Exxon, a major holding, and Devon Energy, an exploration and production company, benefited from rising energy prices. In utilities, investments in California utilities PGE and Edison International continued to attract positive investor interest. In consumer staples, Philip Morris continued to advance as investors applauded its strong cash flow and the value of its other businesses, notably Miller. Detracting from performance was Adelphia, a cable company, which fell substantially during the quarter on accounting and other concerns. A large position in Tyco also detracted from returns, as the company faced a barrage of accounting and management-related problems. Sprint PCS, a leading company in its peer group, suffered from slower subscriber growth and negative perceptions about the telecommunications sector, generally. While positions in Mattel and Motorola performed well for the Fund, they did not outweigh the poor performance of other holdings.

Q: HOW WAS THE FUND MANAGED?
A: Over the first half of 2002, we maintained our sector neutral, fully invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and possessed a good risk/reward profile. We also sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Beyond this, we spent a good deal of time looking at a full range of "what if" scenarios and their projected impact on corporate earnings. Additionally, we continue to re-examine company fundamentals from top to bottom, with extra scrutiny devoted to those securities that may be vulnerable to prevailing market sentiment.

Q: WHAT'S AHEAD?
A: We expect equity markets to continue on their variable path for the foreseeable future. Corporate earnings may have bottomed in some sectors, but the technology sector remains weak. Until corporations are able to enunciate clear visibility for their growth and earnings prospects, investors will likely continue to be cautious. We will probably also need to see some progress made on resolving the corporate accounting and corporate governance issues that dominated the market in the first and second quarters, before investors return to equities in any meaningful way. We are seeking out securities with attractive value characteristics.

As for the U.S. economy, the fundamentals needed to spur more consistent, measured growth appear to be in place. Inflation, for example, is tame and the targeted Fed Funds rate remains at a 40-year low of 1.75%. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                      32.5%
Consumer Goods & Services                20.9%
Industrial Products & Services           12.5%
Energy                                   10.7%
Telecommunications                        7.3%
Utilities                                 5.5%
Technology                                5.1%
Pharmaceuticals                           3.1%
Health Services & Systems                 1.3%
REITs                                     1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  EXXON MOBIL CORP. (5.2%)

 2.  CITIGROUP, INC. (5.1%)

 3.  VERIZON COMMUNICATIONS, INC. (3.4%)

 4.  CIGNA CORP. (3.1%)

 5.  CHEVRON TEXACO CORP. (2.9%)

 6.  COUNTRYWIDE CREDIT INDUSTRIES, INC. (2.8%)

 7.  U.S. BANCORP (2.8%)

 8.  FANNIE MAE (2.7%)

 9.  BANK ONE CORP. (2.4%)

10.  JONES APPAREL GROUP, INC. (2.4%)

TOP 10 EQUITY HOLDINGS COMPRISED 32.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($28,057 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 88 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (14.59%)   (8.65%)    2.93%      9.81%
     With Sales Charge*      (19.50%)  (10.43%)    1.72%      9.16%
--------------------------------------------------------------------
   Class B Shares
     Without CDSC            (15.02%)   (8.86%)    2.79%      9.74%
     With CDSC**             (19.15%)   (9.49%)    2.51%      9.74%
--------------------------------------------------------------------
   Class C Shares
     Without CDSC            (15.01%)   (8.86%)    2.79%      9.74%
     With CDSC***            (15.83%)   (8.86%)    2.79%      9.74%
--------------------------------------------------------------------
   Select Shares             (14.30%)   (8.37%)    3.17%      9.94%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

        JPMORGAN EQUITY INCOME   RUSSELL 1000   S&P 500      LIPPER EQUITY INCOME
        FUND (SELECT SHARES)     VALUE INDEX    INDEX        FUNDS INDEX
 6/92               $1,000,000     $1,000,000   $1,000,000             $1,000,000
 7/92               $1,031,900     $1,038,600   $1,040,900             $1,033,800
 8/92               $1,001,975     $1,006,819   $1,019,562             $1,020,878
 9/92               $1,020,211     $1,020,713   $1,031,490             $1,028,942
10/92               $1,022,863     $1,021,632   $1,034,997             $1,026,679
11/92               $1,059,277     $1,055,141   $1,070,187             $1,051,524
12/92               $1,072,942     $1,080,253   $1,083,351             $1,071,819
 1/93               $1,083,350     $1,111,581   $1,092,451             $1,089,182
 2/93               $1,106,100     $1,150,708   $1,107,308             $1,111,293
 3/93               $1,143,154     $1,184,654   $1,130,672             $1,145,409
 4/93               $1,117,090     $1,169,491   $1,103,310             $1,136,132
 5/93               $1,134,629     $1,192,998   $1,132,879             $1,153,514
 6/93               $1,160,612     $1,219,363   $1,136,164             $1,165,972
 7/93               $1,174,887     $1,233,020   $1,131,620             $1,175,417
 8/93               $1,223,058     $1,277,532   $1,174,508             $1,215,146
 9/93               $1,215,230     $1,279,576   $1,165,464             $1,216,118
10/93               $1,224,952     $1,278,680   $1,189,589             $1,231,076
11/93               $1,179,384     $1,252,339   $1,178,288             $1,209,409
12/93               $1,204,740     $1,276,134   $1,192,545             $1,231,179
 1/94               $1,248,954     $1,324,371   $1,233,092             $1,269,591
 2/94               $1,205,990     $1,279,078   $1,199,675             $1,238,105
 3/94               $1,159,198     $1,231,496   $1,147,369             $1,188,581
 4/94               $1,160,473     $1,255,141   $1,162,056             $1,204,152
 5/94               $1,166,972     $1,269,575   $1,181,113             $1,217,879
 6/94               $1,151,334     $1,239,105   $1,152,176             $1,199,976
 7/94               $1,185,183     $1,277,642   $1,189,968             $1,233,816
 8/94               $1,207,346     $1,314,310   $1,238,756             $1,274,902
 9/94               $1,167,625     $1,270,675   $1,208,407             $1,250,806
10/94               $1,195,648     $1,288,337   $1,235,596             $1,257,560
11/94               $1,144,235     $1,236,288   $1,190,620             $1,210,528
12/94               $1,164,373     $1,250,506   $1,208,241             $1,219,849
 1/95               $1,188,476     $1,289,021   $1,239,535             $1,241,684
 2/95               $1,228,171     $1,339,938   $1,287,877             $1,281,666
 3/95               $1,261,946     $1,369,282   $1,325,869             $1,311,913
 4/95               $1,300,940     $1,412,551   $1,364,850             $1,343,399
 5/95               $1,339,968     $1,472,020   $1,419,444             $1,384,642
 6/95               $1,357,522     $1,492,039   $1,452,375             $1,403,057
 7/95               $1,414,809     $1,543,962   $1,500,593             $1,441,501
 8/95               $1,421,317     $1,565,732   $1,504,345             $1,459,232
 9/95               $1,480,444     $1,622,412   $1,567,828             $1,504,614
10/95               $1,459,570     $1,606,350   $1,562,184             $1,483,248
11/95               $1,513,574     $1,687,792   $1,630,764             $1,545,693
12/95               $1,556,559     $1,730,155   $1,662,238             $1,583,872
 1/96               $1,592,360     $1,784,136   $1,718,754             $1,620,142
 2/96               $1,601,437     $1,797,696   $1,734,738             $1,631,969
 3/96               $1,630,102     $1,828,256   $1,751,392             $1,652,532
 4/96               $1,640,535     $1,835,204   $1,777,137             $1,667,735
 5/96               $1,668,588     $1,858,144   $1,822,987             $1,692,418
 6/96               $1,675,096     $1,859,630   $1,829,915             $1,694,957
 7/96               $1,606,752     $1,789,336   $1,749,032             $1,639,531
 8/96               $1,641,297     $1,840,511   $1,785,937             $1,676,585
 9/96               $1,718,766     $1,913,764   $1,886,485             $1,738,283
10/96               $1,761,048     $1,987,826   $1,938,552             $1,779,307
11/96               $1,866,358     $2,131,944   $2,085,107             $1,880,905
12/96               $1,835,190     $2,104,655   $2,043,822             $1,868,867
 1/97               $1,950,257     $2,206,731   $2,171,561             $1,937,268
 2/97               $1,955,522     $2,239,170   $2,188,499             $1,964,002
 3/97               $1,885,319     $2,158,560   $2,098,551             $1,900,368
 4/97               $2,001,078     $2,249,219   $2,223,835             $1,956,999
 5/97               $2,102,532     $2,374,950   $2,359,267             $2,069,723
 6/97               $2,206,608     $2,476,836   $2,464,962             $2,147,958
 7/97               $2,373,206     $2,663,094   $2,661,173             $2,277,265
 8/97               $2,237,222     $2,568,288   $2,512,147             $2,204,393
 9/97               $2,340,581     $2,723,412   $2,649,813             $2,316,155
10/97               $2,273,641     $2,647,429   $2,561,309             $2,248,292
11/97               $2,360,721     $2,764,445   $2,679,897             $2,322,935
12/97               $2,404,867     $2,845,167   $2,725,992             $2,376,595
 1/98               $2,426,270     $2,804,766   $2,756,250             $2,375,645
 2/98               $2,575,971     $2,993,527   $2,954,976             $2,503,929
 3/98               $2,690,086     $3,176,730   $3,106,271             $2,617,357
 4/98               $2,736,356     $3,198,014   $3,137,644             $2,616,049
 5/98               $2,682,176     $3,150,684   $3,083,676             $2,583,871
 6/98               $2,776,588     $3,191,013   $3,208,874             $2,604,801
 7/98               $2,743,825     $3,134,851   $3,174,860             $2,537,597
 8/98               $2,391,243     $2,668,385   $2,715,775             $2,231,563
 9/98               $2,552,413     $2,821,550   $2,889,856             $2,346,265
10/98               $2,737,718     $3,040,220   $3,124,801             $2,484,929
11/98               $2,899,244     $3,181,895   $3,314,164             $2,590,042
12/98               $3,034,348     $3,290,079   $3,505,060             $2,656,347
 1/99               $3,048,306     $3,316,400   $3,651,572             $2,652,893
 2/99               $3,030,626     $3,269,638   $3,538,008             $2,603,815
 3/99               $3,114,271     $3,337,320   $3,679,528             $2,658,755
 4/99               $3,282,754     $3,649,026   $3,821,926             $2,847,527
 5/99               $3,209,548     $3,608,886   $3,731,728             $2,807,662
 6/99               $3,351,731     $3,713,544   $3,938,839             $2,896,103
 7/99               $3,277,993     $3,604,737   $3,815,948             $2,822,832
 8/99               $3,294,383     $3,471,002   $3,796,868             $2,757,060
 9/99               $3,178,421     $3,349,516   $3,692,834             $2,659,460
10/99               $3,324,628     $3,542,449   $3,926,590             $2,749,084
11/99               $3,346,571     $3,514,818   $4,006,300             $2,733,689
12/99               $3,430,904     $3,531,689   $4,242,271             $2,767,586
 1/00               $3,348,906     $3,416,556   $4,029,309             $2,662,695
 2/00               $3,238,727     $3,162,706   $3,953,155             $2,512,785
 3/00               $3,522,439     $3,548,556   $4,339,774             $2,745,218
 4/00               $3,479,818     $3,507,392   $4,209,146             $2,724,354
 5/00               $3,425,184     $3,544,220   $4,122,859             $2,765,492
 6/00               $3,480,330     $3,382,249   $4,224,281             $2,706,034
 7/00               $3,429,169     $3,424,527   $4,158,382             $2,721,729
 8/00               $3,612,973     $3,614,931   $4,416,618             $2,881,222
 9/00               $3,435,214     $3,648,188   $4,183,421             $2,874,883
10/00               $3,470,597     $3,737,934   $4,165,850             $2,935,256
11/00               $3,273,467     $3,599,256   $3,837,581             $2,831,935
12/00               $3,298,673     $3,779,579   $3,856,385             $2,973,815
 1/01               $3,313,517     $3,794,320   $3,993,287             $2,998,498
 2/01               $3,080,908     $3,688,837   $3,629,099             $2,898,348
 3/01               $2,908,069     $3,558,621   $3,399,014             $2,792,268
 4/01               $3,115,705     $3,732,994   $3,663,118             $2,937,187
 5/01               $3,120,379     $3,816,986   $3,687,661             $2,988,294
 6/01               $3,008,669     $3,732,249   $3,598,050             $2,914,184
 7/01               $3,025,518     $3,724,411   $3,562,790             $2,910,979
 8/01               $2,836,423     $3,575,063   $3,339,759             $2,814,916
 9/01               $2,658,579     $3,323,378   $3,070,240             $2,620,969
10/01               $2,688,887     $3,294,797   $3,128,882             $2,634,336
11/01               $2,862,589     $3,486,225   $3,368,867             $2,770,267
12/01               $2,888,352     $3,568,500   $3,398,513             $2,819,024
 1/02               $2,838,384     $3,541,022   $3,348,895             $2,791,398
 2/02               $2,840,371     $3,546,688   $3,284,261             $2,795,585
 3/02               $2,979,549     $3,714,446   $3,407,750             $2,901,537
 4/02               $2,798,690     $3,587,041   $3,201,240             $2,802,595
 5/02               $2,799,530     $3,604,976   $3,177,551             $2,805,117
 6/02               $2,579,384     $3,398,050   $2,951,309             $2,629,236

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Equity Income Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN GROWTH AND INCOME FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, declined 7.86% (A shares, no sales charge) during the six months ended June 30, 2002. This compares with a decline of 9.46% for the S&P 500/BARRA Value Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: As the year unfolded it became increasingly apparent that the expected earnings recovery was unlikely to take place in 2002. Furthermore, there was a growing distrust of the accuracy of reported corporate earnings. As these issues affected companies in utilities, communications and industrials, there was no relief from the declines by seeking shelter in the traditional value sectors. Given the poor market environment, the Fund posted a material decline for the quarter, but did outperform its benchmark.

Some of the outperformance came from being underweight technology, which continued to struggle with further profit erosion. An equally significant contribution was made by stock and sector selection in the consumer staples sector. Consumer staples performance was led by two non-benchmark names, Kraft Foods and Anheuser Busch, which advanced as investors looked for relatively safe havens.

Disappointments have been in the more cyclical sectors such as industrials and media. In particular our exposure to Liberty Media and Hughes Electronics detracted from performance.

Q: HOW WAS THE FUND MANAGED?
A: During this period we took advantage of the volatility in the market place and increased our holdings in AOL Time Warner, Clear Channel and Hughes Electronics. All of these stocks appear to be oversold and are core holdings in the Fund going forward.

Q: WHAT'S AHEAD?
A: Following the downdraft in stock prices, several of the highest quality U.S. companies are valued at levels 40% or more below the peaks of two years ago. High-profile names include General Electric, Citigroup, AIG and Pfizer, which are trading at less than 20 times forward earnings. These valuations are attractive at a time when the 10-year Treasury bond yield is below 5% and there is little likelihood of any interest rate increases this year. Naturally, several factors are weighing on the market, including the threat of terrorism, the continuing emergence of corporate scandals and the lack of profit growth in a seemingly robust economy. Without attempting to "call the bottom" we believe investing at today's levels will be rewarding over the long haul.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                      31.6%
Consumer Goods & Services                17.8%
Energy                                   15.2%
Telecommunications                       10.7%
Industrial Products & Services            7.9%
Utilities                                 6.2%
Technology                                4.6%
Health Services & Systems                 1.8%
Short-Term Investments                    1.8%
Pharmaceuticals                           1.7%
REITs                                     0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  EXXON MOBIL CORP. (6.3%)

 2.  CITIGROUP, INC. (4.6%)

 3.  CHEVRONTEXACO CORP. (4.0%)

 4.  VERIZON COMMUNICATIONS, INC. (3.3%)

 5.  AMERICAN INTERNATIONAL GROUP, INC. (2.8%)

 6.  SBC COMMUNICATIONS, INC. (2.4%)

 7.  PHILIP MORRIS COMPANIES, INC. (2.3%)

 8.  WELLS FARGO & CO. (2.0%)

 9.  AT&T CORP. (1.9%)

10.  GANNETT CO., INC. (1.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 31.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($420,921 IN THOUSANDS). AS OF JUNE 30, 2002 THE PORTFOLIO HELD 93 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (14.94%)    (7.16%)     2.03%       9.08%
     With Sales Charge*      (19.83%)    (8.98%)     0.83%       8.44%
-----------------------------------------------------------------------
   Class B Shares
     Without CDSC            (15.36%)    (7.62%)     1.52%       8.63%
     With CDSC**             (19.55%)    (8.29%)     1.29%       8.63%
-----------------------------------------------------------------------
   Class C Shares
     Without CDSC            (15.39%)    (7.64%)     1.17%       8.42%
     With CDSC***            (16.22%)    (7.64%)     1.17%       8.42%
-----------------------------------------------------------------------
   Select Shares             (14.63%)    (6.33%)     2.73%       9.52%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

         JPMORGAN GROWTH AND INCOME   S&P 500/ BARRA   LIPPER LARGE-CAP
         FUND (CLASS A SHARES)        VALUE INDEX      VALUE FUNDS INDEX
 6/92                       $ 9,425          $10,000             $10,000
 7/92                       $ 9,788          $10,361             $10,389
 8/92                       $ 9,562          $10,061             $10,176
 9/92                       $ 9,644          $10,171             $10,296
10/92                       $ 9,889          $10,090             $10,365
11/92                       $10,350          $10,363             $10,791
12/92                       $10,569          $10,551             $10,957
 1/93                       $10,745          $10,842             $11,083
 2/93                       $10,885          $11,216             $11,192
 3/93                       $11,172          $11,526             $11,518
 4/93                       $11,118          $11,480             $11,303
 5/93                       $11,482          $11,694             $11,609
 6/93                       $11,541          $11,849             $11,661
 7/93                       $11,457          $11,996             $11,626
 8/93                       $11,802          $12,466             $12,095
 9/93                       $11,840          $12,461             $12,139
10/93                       $11,913          $12,528             $12,348
11/93                       $11,737          $12,304             $12,151
12/93                       $11,943          $12,513             $12,410
 1/94                       $12,310          $13,096             $12,815
 2/94                       $12,088          $12,622             $12,507
 3/94                       $11,624          $12,103             $11,988
 4/94                       $11,601          $12,359             $12,137
 5/94                       $11,687          $12,564             $12,312
 6/94                       $11,464          $12,216             $12,015
 7/94                       $11,679          $12,629             $12,366
 8/94                       $12,063          $12,986             $12,867
 9/94                       $11,814          $12,529             $12,531
10/94                       $11,932          $12,802             $12,736
11/94                       $11,506          $12,284             $12,293
12/94                       $11,536          $12,435             $12,432
 1/95                       $11,638          $12,772             $12,656
 2/95                       $12,103          $13,267             $13,127
 3/95                       $12,440          $13,633             $13,434
 4/95                       $12,636          $14,082             $13,825
 5/95                       $13,063          $14,709             $14,338
 6/95                       $13,396          $14,820             $14,649
 7/95                       $13,992          $15,330             $15,112
 8/95                       $14,076          $15,460             $15,204
 9/95                       $14,328          $15,998             $15,750
10/95                       $14,054          $15,749             $15,624
11/95                       $14,601          $16,574             $16,300
12/95                       $14,715          $17,033             $16,564
 1/96                       $15,237          $17,542             $17,074
 2/96                       $15,378          $17,707             $17,266
 3/96                       $15,665          $18,122             $17,452
 4/96                       $15,886          $18,307             $17,689
 5/96                       $16,094          $18,583             $18,017
 6/96                       $16,039          $18,494             $18,027
 7/96                       $15,313          $17,713             $17,321
 8/96                       $15,847          $18,202             $17,771
 9/96                       $16,568          $18,981             $18,642
10/96                       $16,808          $19,625             $19,035
11/96                       $17,893          $21,126             $20,398
12/96                       $17,565          $20,780             $20,053
 1/97                       $18,529          $21,738             $21,066
 2/97                       $18,520          $21,896             $21,235
 3/97                       $17,792          $21,147             $20,424
 4/97                       $18,506          $21,940             $21,332
 5/97                       $19,579          $23,316             $22,561
 6/97                       $20,331          $24,207             $23,502
 7/97                       $21,941          $26,143             $25,274
 8/97                       $21,147          $24,962             $24,192
 9/97                       $22,266          $26,424             $25,431
10/97                       $21,656          $25,455             $24,663
11/97                       $22,336          $26,424             $25,472
12/97                       $22,751          $27,011             $25,762
 1/98                       $22,637          $26,679             $25,798
 2/98                       $24,240          $28,680             $27,496
 3/98                       $25,357          $30,134             $28,717
 4/98                       $25,532          $30,489             $29,009
 5/98                       $24,879          $30,059             $28,516
 6/98                       $25,351          $30,288             $29,050
 7/98                       $24,566          $29,631             $28,547
 8/98                       $20,809          $24,866             $24,650
 9/98                       $22,258          $26,378             $25,836
10/98                       $23,624          $28,443             $27,905
11/98                       $24,295          $29,925             $29,329
12/98                       $25,960          $30,976             $30,461
 1/99                       $26,196          $31,601             $30,966
 2/99                       $25,101          $30,922             $30,257
 3/99                       $25,949          $31,859             $31,177
 4/99                       $27,441          $34,605             $33,013
 5/99                       $27,186          $33,992             $32,449
 6/99                       $28,089          $35,298             $33,880
 7/99                       $27,052          $34,211             $32,918
 8/99                       $26,298          $33,345             $32,319
 9/99                       $25,377          $32,041             $31,123
10/99                       $26,654          $33,848             $32,623
11/99                       $26,824          $33,649             $32,737
12/99                       $28,061          $34,914             $33,745
 1/00                       $27,390          $33,804             $32,318
 2/00                       $26,434          $31,691             $30,957
 3/00                       $28,998          $34,996             $33,793
 4/00                       $28,627          $34,762             $33,418
 5/00                       $28,009          $34,870             $33,441
 6/00                       $27,625          $33,492             $33,074
 7/00                       $28,125          $34,162             $32,925
 8/00                       $29,813          $36,454             $35,038
 9/00                       $28,903          $36,447             $34,485
10/00                       $29,016          $37,129             $34,761
11/00                       $27,391          $35,228             $33,269
12/00                       $28,191          $37,042             $34,610
 1/01                       $28,166          $38,605             $34,898
 2/01                       $26,611          $36,046             $33,215
 3/01                       $25,331          $34,622             $31,923
 4/01                       $27,200          $36,969             $33,733
 5/01                       $27,494          $37,357             $34,277
 6/01                       $26,424          $36,147             $33,344
 7/01                       $26,232          $35,522             $33,117
 8/01                       $24,571          $33,468             $31,568
 9/01                       $22,645          $30,289             $29,105
10/01                       $22,781          $30,289             $29,294
11/01                       $24,056          $32,212             $31,172
12/01                       $24,396          $32,702             $31,643
 1/02                       $24,142          $31,806             $31,058
 2/02                       $24,074          $31,520             $30,887
 3/02                       $25,121          $33,133             $32,249
 4/02                       $23,850          $31,473             $30,875
 5/02                       $24,079          $31,599             $30,915
 6/02                       $22,479          $29,605             $28,760

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions of redemption of fund shares.

     JPMORGAN MID CAP GROWTH FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth from a portfolio of mid- capitalization stocks, fell 18.77% (A shares, no sales charge) during the six months ended June 30, 2002. This compares with a fall of 19.70% by the Fund's benchmark, the Russell Midcap Growth Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: Given the poor market environment, the Fund posted a material decline for the period but did outperform its benchmark. Solid stock selection in the healthcare sector, coupled with the Fund's underweight stance in the technology sector contributed to the portfolio's outperformance.

Within healthcare, the strongest performers were the managed care providers and healthcare service companies. Oxford Health Plans, the strongest performer in the portfolio and the healthcare sector, operates health benefit plans. The stock advanced after management announced an increase in membership enrollment. AmerisourceBergen, the wholesale distributor of pharmaceutical products and services, advanced after announcing meaningful year-on-year growth in their quarterly earnings.

Outside healthcare, other top contributors to performance were Pioneer Natural Resources, an independent energy company, and Moody's, a global credit rating, research and risk analysis firm. Both stocks advanced after announcing strong quarterly results.

Among the biggest detractors from the portfolio's performance were consumer discretionary names, in particular media stocks. Charter Communications, an operator of cable TV systems, declined as investor disenchantment with the cable industry increased following the bankruptcy of Adelphia Communications. Gemstar-TV Guide, a leading global technology and media company focused on consumer entertainment, fell after the International Trade Commission ruled against Gemstar in its patents infringement case against EchoStar, Pioneer and Scientific Atlanta.

Q: HOW WAS THE FUND MANAGED?
A: During the first half of the year the Fund increased its energy exposure and initiated positions in Ensco and FMC Technologies. Ensco, an offshore oil and gas contract drilling company, is primarily leveraged to drilling activity in the U.S. Gulf, where the recovery in drilling activity has happened sooner than anticipated. FMC Technologies designs and manufactures products used in offshore exploration and production of crude oil and natural gas.

Q: WHAT'S AHEAD?
A: Although evidence of a recovering economy is gathering, investors appear to be taking a wait-and-see approach to corporate earnings. We continue to believe that as the U.S. economy strengthens, corporate earnings will ultimately respond positively in the latter half of 2002, providing stocks with a much needed stimulus for recovery.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               29.8%
Consumer Goods & Services                21.5%
Health Services & Systems                20.1%
Finance & Insurance                      10.4%
Pharmaceuticals                           8.0%
Energy                                    7.8%
Industrial Products & Services            1.0%
Telecommunications                        0.8%
Short-Term Investments                    0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  AMERISOURCEBERGEN CORP. (2.5%)

 2.  OXFORD HEALTH PLANS, INC. (2.2%)

 3.  TRIAD HOSPITALS, INC. (2.1%)

 4.  PIONEER NATURAL RESOURCES CO. (2.0%)

 5.  ST. JUDE MEDICAL, INC. (2.0%)

 6.  LABORATORY CORP. OF AMERICA HOLDINGS (2.0%)

 7.  MOODY'S CORP. (1.8%)

 8.  ANTHEM, INC. (1.7%)

 9.  VISHAY INTERTECHNOLOGY, INC. (1.7%)

10.  TALISMAN ENERGY, INC. (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 19.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($14,850 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 97 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                                              1 YEAR       (10/29/99)
-----------------------------------------------------------------------
   Class A Shares
     Without Sales Charge                    (28.27%)      (27.69%)
     With Sales Charge*                      (32.40%)      (29.27%)
-----------------------------------------------------------------------
   Class B Shares
     Without CDSC                            (28.75%)      (28.16%)
     With CDSC**                             (32.31%)      (28.96%)

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 3% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 06/30/02)

         JPMORGAN MID CAP GROWTH  RUSSELL MIDCAP  LIPPER MID-CAP
         FUND (CLASS A SHARES)    GROWTH INDEX    GROWTH FUNDS INDEX
10/99                    $ 9,425         $10,000             $10,000
10/99                    $ 9,434         $10,000             $10,000
11/99                    $11,669         $11,036             $11,254
12/99                    $13,367         $12,946             $13,602
 1/00                    $13,631         $12,944             $13,368
 2/00                    $18,344         $15,665             $16,718
 3/00                    $15,206         $15,681             $15,541
 4/00                    $11,284         $14,159             $13,491
 5/00                    $ 9,502         $13,127             $12,278
 6/00                    $12,594         $14,520             $14,186
 7/00                    $11,746         $13,600             $13,597
 8/00                    $12,952         $15,652             $15,376
 9/00                    $11,793         $14,886             $14,636
10/00                    $ 9,493         $13,867             $13,452
11/00                    $ 6,430         $10,854             $10,639
12/00                    $ 6,802         $11,426             $11,406
 1/01                    $ 7,103         $12,078             $11,562
 2/01                    $ 5,609         $ 9,989             $ 9,827
 3/01                    $ 5,098         $ 8,559             $ 8,785
 4/01                    $ 5,667         $ 9,986             $ 9,942
 5/01                    $ 5,782         $ 9,939             $10,024
 6/01                    $ 5,522         $ 9,944             $ 9,985
 7/01                    $ 5,117         $ 9,274             $ 9,460
 8/01                    $ 4,771         $ 8,602             $ 8,826
 9/01                    $ 4,115         $ 7,180             $ 7,553
10/01                    $ 4,385         $ 7,935             $ 7,974
11/01                    $ 4,693         $ 8,789             $ 8,629
12/01                    $ 4,876         $ 9,123             $ 9,003
 1/02                    $ 4,732         $ 8,827             $ 8,659
 2/02                    $ 4,395         $ 8,326             $ 8,229
 3/02                    $ 4,703         $ 8,961             $ 8,747
 4/02                    $ 4,530         $ 8,487             $ 8,457
 5/02                    $ 4,366         $ 8,234             $ 8,174
 6/02                    $ 3,961         $ 7,325             $ 7,440

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions of redemption of fund shares.

     JPMORGAN MID CAP VALUE FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, rose 4.67% (Institutional shares) during the six months ended June 30, 2002. This compares with a rise of 2.86% for the Fund's benchmark, the Russell Midcap Value Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: Solid stock selection in healthcare and our underweight position in information technology were the primary drivers of the portfolio's outperformance. The main contributors in healthcare were Trigon Healthcare, Wellpoint Health Network, and Lincare Holdings. Trigon, the largest managed health care company in Virginia, advanced after announcing it had entered into an agreement to be acquired by Anthem, a provider of health benefits management products and services. Wellpoint, a managed care provider, said it would exceed expectations for current year revenues as enrolments grew at a faster rate than anticipated. Lincare, a provider of home respiratory therapy services, reported first quarter results that exceeded expectations.

Outside healthcare, top contributors included E.W. Scripps, a diversified media company, and Energy East Corporation, a super-regional energy services and delivery company.

Conversely, primary detractors included CSG Systems and Sprint PCS. CSG Systems, a leading provider of bill processing solutions to the domestic cable and digital broadcasting industries, declined due to its pending arbitration with its largest customer, AT&T Broadband, as well as the general softness infecting the cable industry. Sprint PCS fell as telecom stocks came under intense selling pressure due to concerns about the industry's growth prospects, heavy debt load and questionable accounting practices. Our position in Sprint PCS was sold in March and the proceeds were reinvested in more regionally based telecom companies with better growth prospects.

Q: HOW WAS THE FUND MANAGED?
A: Given the extensive pullback in telecommunication stocks over the past two years, we have begun to see some value emerge in the sector. As a result, we have added CenturyTel, Telephone and Data Systems, and Alltel to the portfolio.

Q: WHAT'S AHEAD?
A: As 2002 passes the halfway point, the market seems as apprehensive as ever, with investor confidence being shaken almost daily by new revelations. These turbulent times in the market are affording us the opportunity to invest in some attractively valued growth stocks. As a result the portfolio is more aggressively positioned in anticipation of a return of investor confidence.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                25.7%
Finance & Insurance                      21.0%
Industrial Products & Services           11.1%
Short-Term Investments                    9.4%
Health Services & Systems                 7.3%
Utilities                                 6.3%
REITs                                     5.9%
Technology                                5.8%
Energy                                    4.5%
Telecommunications                        3.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  PUBLIC STORAGE, INC. (3.2%)

 2.  GANNETT CO., INC. (2.7%)

 3.  CLAYTON HOMES, INC. (2.6%)

 4.  ENERGY EAST CORP. (2.3%)

 5.  DEVON ENERGY CORP. (2.3%)

 6.  T. ROWE PRICE GROUP, INC. (2.3%)

 7.  JOHN HANCOCK FINANCIAL SERVICES, INC. (2.2%)

 8.  DELUXE CORP. (2.1%)

 9.  OUTBACK STEAKHOUSE, INC. (2.0%)

10.  MOHAWK INDUSTRIES, INC. (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 23.6% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($13,675 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 83 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

    AVERAGE ANNUAL TOTAL RETURNS

                                                   SINCE INCEPTION
                                1 YEAR   3 YEARS      (11/13/97)
------------------------------------------------------------------
   Class A Shares
     Without Sales Charge        5.49%    14.98%        18.72%
     With Sales Charge*         (0.56%)   12.72%        17.21%
------------------------------------------------------------------
   Class B Shares
     Without CDSC                4.73%    14.65%        18.50%
     With CDSC**                (0.23%)   13.88%        18.26%
------------------------------------------------------------------
   Class C Shares
     Without CDSC                4.91%    14.71%        18.54%
     With CDSC***                3.91%    14.71%        18.54%
------------------------------------------------------------------
   Institutional Shares          6.02%    15.22%        18.88%
------------------------------------------------------------------
   Select Shares                 5.77%    15.13%        18.82%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 06/30/02)

             JPMORGAN MID CAP VALUE   RUSSELL MIDCAP   S&P MIDCAP 400/BARRA   LIPPER MID-CAP
        FUND (INSTITUTIONAL SHARES)   VALUE INDEX      VALUE INDEX            VALUE FUNDS INDEX
11/97                    $3,000,000       $3,000,000             $3,000,000          $3,000,000
11/97                    $3,060,000       $3,000,000             $3,000,000          $3,000,000
12/97                    $3,146,904       $3,114,900             $3,180,000          $3,031,200
 1/98                    $3,170,820       $3,054,471             $3,107,178          $2,992,098
 2/98                    $3,321,117       $3,258,510             $3,337,109          $3,200,048
 3/98                    $3,579,832       $3,426,323             $3,492,952          $3,333,810
 4/98                    $3,597,732       $3,407,135             $3,515,307          $3,372,149
 5/98                    $3,555,638       $3,327,408             $3,373,289          $3,240,973
 6/98                    $3,591,906       $3,338,056             $3,348,326          $3,228,009
 7/98                    $3,408,359       $3,168,817             $3,202,674          $3,045,949
 8/98                    $3,050,482       $2,723,281             $2,678,076          $2,536,057
 9/98                    $3,194,769       $2,882,321             $2,886,430          $2,608,588
10/98                    $3,423,515       $3,069,095             $3,114,170          $2,764,843
11/98                    $3,637,142       $3,176,820             $3,186,730          $2,866,865
12/98                    $3,768,807       $3,273,396             $3,328,858          $2,978,673
 1/99                    $3,699,084       $3,197,126             $3,154,759          $2,958,716
 2/99                    $3,683,917       $3,126,789             $3,004,277          $2,804,567
 3/99                    $3,701,969       $3,171,502             $3,060,757          $2,860,378
 4/99                    $4,002,198       $3,471,843             $3,357,039          $3,081,199
 5/99                    $4,226,722       $3,486,425             $3,411,758          $3,107,389
 6/99                    $4,366,203       $3,526,170             $3,517,864          $3,227,334
 7/99                    $4,461,387       $3,438,016             $3,471,076          $3,167,952
 8/99                    $4,243,225       $3,319,060             $3,339,523          $3,060,241
 9/99                    $4,166,423       $3,151,116             $3,175,218          $2,990,162
10/99                    $4,316,830       $3,244,074             $3,238,722          $3,018,867
11/99                    $4,299,131       $3,184,707             $3,303,821          $3,127,245
12/99                    $4,291,393       $3,270,058             $3,406,239          $3,333,330
 1/00                    $4,204,707       $3,074,508             $3,259,090          $3,158,997
 2/00                    $3,944,015       $2,945,994             $3,139,481          $3,247,133
 3/00                    $4,540,350       $3,303,048             $3,619,822          $3,470,536
 4/00                    $4,500,849       $3,316,260             $3,586,881          $3,415,701
 5/00                    $4,737,594       $3,373,300             $3,690,183          $3,390,766
 6/00                    $4,698,272       $3,247,476             $3,523,387          $3,398,904
 7/00                    $4,844,388       $3,323,467             $3,662,913          $3,422,697
 8/00                    $5,010,066       $3,527,195             $3,924,812          $3,642,434
 9/00                    $5,156,360       $3,561,056             $3,982,899          $3,610,745
10/00                    $5,377,568       $3,628,716             $3,945,061          $3,584,386
11/00                    $5,389,398       $3,581,543             $3,950,190          $3,391,188
12/00                    $5,805,999       $3,897,435             $4,353,899          $3,686,560
 1/01                    $5,878,574       $3,883,405             $4,548,083          $3,815,590
 2/01                    $5,925,602       $3,867,094             $4,397,542          $3,683,570
 3/01                    $5,755,538       $3,759,976             $4,204,050          $3,544,331
 4/01                    $6,049,070       $3,966,774             $4,584,516          $3,776,840
 5/01                    $6,214,815       $4,079,431             $4,675,290          $3,882,213
 6/01                    $6,299,958       $4,025,174             $4,682,770          $3,914,048
 7/01                    $6,385,007       $4,009,074             $4,683,238          $3,900,348
 8/01                    $6,231,767       $3,935,708             $4,588,169          $3,809,860
 9/01                    $5,733,849       $3,560,241             $4,073,376          $3,433,065
10/01                    $5,737,862       $3,579,110             $4,137,328          $3,499,323
11/01                    $6,061,478       $3,829,648             $4,388,878          $3,762,122
12/01                    $6,381,524       $3,988,578             $4,665,377          $3,934,804
 1/02                    $6,385,991       $4,028,863             $4,664,444          $3,918,671
 2/02                    $6,566,714       $4,094,131             $4,774,991          $3,933,170
 3/02                    $6,841,860       $4,303,341             $5,128,341          $4,180,173
 4/02                    $6,963,645       $4,300,328             $5,205,266          $4,168,887
 5/02                    $7,045,119       $4,293,878             $5,114,694          $4,107,604
 6/02                    $6,679,344       $4,102,371             $4,827,248          $3,817,197

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions of redemption of fund shares.

     JPMORGAN SMALL CAP EQUITY FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long-term, fell 2.51% (Class A shares, no sales charge) during the six months ended June 30, 2002. This compares with a marginal decline of 0.02% for the Fund's benchmark, the S&P SmallCap 600 Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?
A: Losses occurred during a period when small cap stocks withstood the equity market storms far better than the large cap universe, wherein a series of accounting scandals caused the quality of financial reports to be called into question.

Stock picking was strong in the health services and systems sector, where hospital manager Province Healthcare and dental distributors Patterson Dental and Henry Schein made gains in spite of the equity market's downward trend. Consumer staples was another sector where the Fund outperformed its benchmark, with Constellation Brands, a marketer of beers, wines and spirits, performing well. Additionally, we took the decision to be underweight in the systems hardware sector, which fell by more than 25%.

From a negative perspective, two consumer cyclical holdings fell significantly. Copart, which provides vehicle salvage services to insurance companies, was one of the weakest performers after making substantial gains for the portfolio in 2001. The company announced earnings during the six months that disappointed analysts and investors. Manufactured housing company Champion Enterprises also fell after disruptions to the home financing market. The Fund also suffered from being underweight in apparel manufacturers, and from disappointing performance at two semiconductor holdings.

Q: HOW WAS THE FUND MANAGED?
A: There was a marginal shift in portfolio strategy, as we increased our holdings in cyclical stocks with leverage to economic recovery. We raised the Fund's weight in the consumer cyclical, finance and industrial sectors. This was financed from sales in the health services and systems and semiconductor sectors.

Q: WHAT'S AHEAD?
A: Looking forward, we believe small caps still appear to offer more promising investment prospects than large caps. Consensus earnings growth forecasts for small caps remain higher, and small cap valuations (measured by price to earnings and other ratios) are marginally lower. Further, small caps tend to outperform following recessions. There is a caveat, however, in that current dollar weakness may boost the profits of large multinational companies. Further, recent weakening in consumer confidence threatens those sectors that have been driving growth.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                27.7%
Industrial Products & Services           19.0%
Technology                               16.5%
Finance & Insurance                      12.3%
Health Services & Systems                 9.9%
Energy                                    4.8%
Short-Term Investments                    4.1%
Pharmaceuticals                           2.0%
Utilities                                 2.0%
REITs                                     1.4%
Telecommunications                        0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  CHICO'S FAS, INC. (1.8%)

 2.  PROVINCE HEALTHCARE CO. (1.7%)

 3.  ALLIANT TECHSYSTEMS, INC. (1.7%)

 4.  PERFORMANCE FOOD GROUP CO. (1.6%)

 5.  CACI INTERNATIONAL, INC., CLASS A (1.6%)

 6.  PIER 1 IMPORTS, INC. (1.4%)

 7.  COOPER COMPANIES, INC. (1.3%)

 8.  AFC ENTERPRISES, INC. (1.3%)

 9.  CONSTELLATION BRANDS, INC. (1.3%)

10.  COMMUNITY HEALTH SYSTEMS, INC. (1.3%)

TOP 10 EQUITY HOLDINGS COMPRISED 15.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($103,277 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 116 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                         SINCE INCEPTION
                            1 YEAR   3 YEARS   5 YEARS      (12/20/94)
------------------------------------------------------------------------
   Class A Shares
     Without Sales Charge   (3.45%)    5.77%     6.10%        15.60%
     With Sales Charge*     (9.02%)    3.71%     4.85%        14.69%
------------------------------------------------------------------------
   Class B Shares
     Without CDSC           (4.19%)    4.95%     5.31%        14.77%
     With CDSC**            (8.98%)    4.17%     5.01%        14.77%
------------------------------------------------------------------------
   Select Shares            (2.95%)    6.35%     6.63%        16.05%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the five year period and 0% for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 06/30/02)

        JPMORGAN SMALL CAP EQUITY   S&P SMALLCAP   LIPPER SMALL-CAP CORE
        FUND (CLASS A SHARES)       600 INDEX      FUNDS INDEX
12/94                     $ 9,425        $10,000                 $10,000
12/94                     $ 9,791        $10,000                 $10,000
 1/95                     $ 9,489        $ 9,858                 $10,103
 2/95                     $10,045        $10,264                 $10,505
 3/95                     $10,838        $10,471                 $10,728
 4/95                     $11,225        $10,705                 $10,908
 5/95                     $11,583        $10,872                 $11,040
 6/95                     $12,449        $11,469                 $11,479
 7/95                     $13,424        $12,346                 $12,114
 8/95                     $13,906        $12,614                 $12,518
 9/95                     $14,322        $12,936                 $12,732
10/95                     $14,256        $12,297                 $12,281
11/95                     $14,653        $12,739                 $12,648
12/95                     $15,081        $12,950                 $13,073
 1/96                     $15,149        $12,978                 $13,169
 2/96                     $15,714        $13,403                 $13,635
 3/96                     $16,165        $13,689                 $13,976
 4/96                     $17,699        $14,475                 $14,940
 5/96                     $18,466        $14,989                 $15,614
 6/96                     $18,283        $14,401                 $14,905
 7/96                     $16,692        $13,411                 $13,695
 8/96                     $17,909        $14,239                 $14,393
 9/96                     $18,733        $14,864                 $14,998
10/96                     $18,398        $14,762                 $14,717
11/96                     $18,867        $15,528                 $15,248
12/96                     $19,423        $15,710                 $15,518
 1/97                     $20,035        $15,971                 $15,864
 2/97                     $19,228        $15,627                 $15,449
 3/97                     $18,061        $14,794                 $14,670
 4/97                     $17,526        $14,976                 $14,674
 5/97                     $19,647        $16,734                 $16,239
 6/97                     $20,873        $17,474                 $17,156
 7/97                     $22,087        $18,573                 $18,189
 8/97                     $22,456        $19,041                 $18,635
 9/97                     $23,887        $20,300                 $20,032
10/97                     $22,924        $19,423                 $19,235
11/97                     $22,729        $19,281                 $18,989
12/97                     $22,870        $19,671                 $18,968
 1/98                     $22,690        $19,287                 $18,691
 2/98                     $24,691        $21,044                 $20,087
 3/98                     $26,352        $21,848                 $21,033
 4/98                     $26,052        $21,977                 $21,235
 5/98                     $24,580        $20,814                 $20,133
 6/98                     $25,101        $20,875                 $20,061
 7/98                     $23,540        $19,278                 $18,614
 8/98                     $18,396        $15,557                 $15,016
 9/98                     $19,798        $16,511                 $15,648
10/98                     $20,418        $17,277                 $16,290
11/98                     $21,708        $18,250                 $17,199
12/98                     $23,634        $19,416                 $18,279
 1/99                     $22,979        $19,173                 $18,142
 2/99                     $20,831        $17,446                 $16,660
 3/99                     $21,143        $17,671                 $16,735
 4/99                     $22,232        $18,839                 $17,864
 5/99                     $22,132        $19,296                 $18,234
 6/99                     $23,717        $20,394                 $19,288
 7/99                     $23,747        $20,215                 $19,182
 8/99                     $23,232        $19,325                 $18,478
 9/99                     $23,232        $19,407                 $18,463
10/99                     $22,970        $19,358                 $18,624
11/99                     $24,210        $20,167                 $19,825
12/99                     $26,885        $21,825                 $21,964
 1/00                     $26,162        $21,148                 $21,542
 2/00                     $29,673        $23,980                 $24,580
 3/00                     $29,661        $23,093                 $24,231
 4/00                     $29,955        $22,698                 $22,884
 5/00                     $28,181        $22,026                 $21,911
 6/00                     $30,427        $23,328                 $23,844
 7/00                     $29,445        $22,754                 $23,102
 8/00                     $32,436        $24,770                 $25,160
 9/00                     $31,622        $24,096                 $24,514
10/00                     $31,486        $24,248                 $23,776
11/00                     $28,098        $21,724                 $21,408
12/00                     $30,692        $24,400                 $23,487
 1/01                     $29,568        $25,447                 $24,323
 2/01                     $27,469        $23,895                 $22,778
 3/01                     $26,214        $22,798                 $21,701
 4/01                     $28,326        $24,535                 $23,430
 5/01                     $28,740        $25,004                 $24,283
 6/01                     $29,062        $25,921                 $25,034
 7/01                     $29,262        $25,489                 $24,453
 8/01                     $28,393        $24,907                 $23,768
 9/01                     $25,333        $21,540                 $20,654
10/01                     $26,255        $22,688                 $21,881
11/01                     $27,391        $24,349                 $23,507
12/01                     $28,783        $25,997                 $25,157
 1/02                     $28,970        $26,223                 $24,860
 2/02                     $28,689        $25,772                 $24,197
 3/02                     $29,986        $27,808                 $26,055
 4/02                     $30,493        $28,595                 $26,183
 5/02                     $29,825        $27,412                 $25,206
 6/02                     $28,068        $25,994                 $23,795

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN SMALL CAP GROWTH FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Small Cap Growth Fund, which seeks growth from capital appreciation, fell 28.97% (Institutional shares) during the six months ended June 30, 2002. This compares with a fall of 17.35% for the Fund's benchmark, the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: During the first half of the year, the Fund significantly underperformed the Russell 2000 Growth Index. Weak stock selection in the technology and consumer discretionary sectors was the primary cause of the portfolio's underperformance.

In technology, software and services names such as Kana Software and Wind River Systems were among the main detractors. Kana Software's stock price has fallen in sympathy with the difficulties facing larger software companies, even though its business -- providing software to help companies interact with their customers over the Internet -- has been strong so far this year. Wind River Systems, a provider of software operating systems and development tools, faced a sales shortfall as telecommunications customers slowed the pace of orders.

Among the top detractors in the consumer discretionary sector were Hollywood Media and Penton Media. Hollywood Media, which provides entertainment-related information, declined after announcing a private placement of convertible securities. Penton Media, a leading business-to-business publisher, continued to suffer after a downbeat trading statement.

More positively, several of the portfolio's largest holdings continue to provide stability and some upside. The biggest holding, Daisytek International, a wholesale distributor of consumable computer and office supplies, increased in value after agreeing to acquire ISA International. Texas Regional Bancshares, the regional commercial bank, continues to deliver steady growth in net interest income and fees. Additionally, Choicepoint rose as its employee-screening services were in demand post-September 11th, while Brown & Brown, the independent insurance broker, rose based on its track record of consistent growth.

Q: HOW WAS THE FUND MANAGED?
A: As we close a difficult half-year, we maintain our commitment to fundamental research. During a market downturn, we ensure that our sell discipline remains focused on company fundamentals, and that portfolio changes are not made in emotional reaction to near-term market volatility. We will continue to hold those investments where we believe long-term business fundamentals remain strong.

Q: WHAT'S AHEAD?
A: We continue to believe that as the U.S. economy strengthens, corporate earnings will ultimately respond positively in the latter half of 2002. As that scenario emerges we believe that small cap growth stocks will emerge as a leading source of profit growth and will likely return to favor in the marketplace. We believe our portfolio is properly positioned to perform in such an environment.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               34.8%
Consumer Goods & Services                22.5%
Finance & Insurance                       9.6%
Health Services & Systems                 9.1%
Energy                                    8.3%
Pharmaceuticals                           6.8%
Short-Term Investments                    3.9%
Industrial Products & Services            2.7%
Telecommunications                        2.0%
REITs                                     0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  DAISYTEK INTERNATIONAL CORP. (3.2%)

 2.  CHOICEPOINT, INC. (3.1%)

 3.  PEGASUS SOLUTIONS, INC. (2.4%)

 4.  ELECTRONICS FOR IMAGING, INC. (2.2%)

 5.  SYLVAN LEARNING SYSTEMS, INC. (2.2%)

 6.  BROWN & BROWN, INC. (2.1%)

 7.  PERFORMANCE FOOD GROUP CO. (2.1%)

 8.  MEDCATH CORP. (2.1%)

 9.  TEXAS REGIONAL BANCSHARES, CLASS A (2.0%)

10.  FAIR, ISAAC & CO., INC. (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 23.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($506 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 80 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                  SINCE INCEPTION
                             1 YEAR    3 YEARS       (11/14/97)
-----------------------------------------------------------------
   Class A Shares
     Without Sales Charge   (36.65%)   (10.27%)        (0.18%)
     With Sales Charge*     (40.29%)   (12.03%)        (1.45%)
-----------------------------------------------------------------
   Class B Shares
     Without CDSC           (36.88%)   (10.41%)        (0.28%)
     With CDSC**            (40.04%)   (11.03%)        (0.56%)
-----------------------------------------------------------------
   Class C Shares
     Without CDSC           (36.98%)   (10.45%)        (0.31%)
     With CDSC***           (37.61%)   (10.45%)        (0.31%)
-----------------------------------------------------------------
   Institutional Shares     (36.10%)    (9.95%)         0.05%
-----------------------------------------------------------------
   Select Shares            (36.29%)   (10.04%)        (0.01%)

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 06/30/02)

         JPMORGAN SMALL CAP GROWTH     RUSSELL 2000   RUSSELL 2000   LIPPER SMALL-CAP
         FUND (INSTITUTIONAL SHARES)   INDEX          GROWTH INDEX   GROWTH FUNDS INDEX
11/97                     $3,000,000     $3,000,000     $3,000,000           $3,000,000
11/97                     $2,991,000     $3,000,000     $3,000,000           $3,000,000
12/97                     $3,061,887     $3,052,500     $3,001,800           $2,960,100
 1/98                     $3,116,082     $3,004,271     $2,961,876           $2,916,291
 2/98                     $3,278,430     $3,226,286     $3,223,410           $3,151,927
 3/98                     $3,485,627     $3,359,209     $3,358,793           $3,294,394
 4/98                     $3,524,666     $3,377,685     $3,379,282           $3,318,443
 5/98                     $3,389,319     $3,195,628     $3,133,946           $3,083,497
 6/98                     $3,482,525     $3,202,338     $3,165,912           $3,173,844
 7/98                     $3,233,176     $2,942,949     $2,901,558           $2,935,171
 8/98                     $2,599,150     $2,371,428     $2,231,879           $2,294,129
 9/98                     $2,845,550     $2,557,111     $2,458,191           $2,416,865
10/98                     $3,019,697     $2,661,441     $2,586,509           $2,512,090
11/98                     $3,193,934     $2,800,901     $2,787,222           $2,716,323
12/98                     $3,516,521     $2,974,276     $3,039,465           $2,988,498
 1/99                     $3,590,016     $3,013,834     $3,176,241           $3,060,820
 2/99                     $3,427,748     $2,769,714     $2,885,615           $2,766,369
 3/99                     $3,461,340     $2,812,921     $2,988,343           $2,891,409
 4/99                     $3,819,588     $3,064,959     $3,252,214           $3,004,174
 5/99                     $3,969,698     $3,109,707     $3,257,417           $3,020,697
 6/99                     $4,118,562     $3,250,266     $3,429,083           $3,303,434
 7/99                     $4,338,905     $3,161,209     $3,323,125           $3,291,872
 8/99                     $4,090,720     $3,044,244     $3,198,840           $3,245,786
 9/99                     $4,171,307     $3,044,853     $3,260,577           $3,363,608
10/99                     $4,286,018     $3,057,337     $3,344,048           $3,559,706
11/99                     $4,599,754     $3,239,860     $3,697,514           $4,008,941
12/99                     $5,152,645     $3,606,612     $4,349,386           $4,817,144
 1/00                     $4,814,116     $3,548,546     $4,308,936           $4,767,045
 2/00                     $5,118,849     $4,134,411     $5,311,626           $6,163,790
 3/00                     $5,393,220     $3,861,953     $4,753,374           $5,679,932
 4/00                     $5,272,951     $3,629,463     $4,273,283           $4,977,892
 5/00                     $5,020,904     $3,417,866     $3,898,944           $4,570,701
 6/00                     $5,746,927     $3,715,904     $4,402,687           $5,375,601
 7/00                     $5,468,775     $3,596,251     $4,025,377           $5,025,650
 8/00                     $5,991,590     $3,870,645     $4,448,847           $5,565,907
 9/00                     $5,687,217     $3,756,848     $4,227,739           $5,290,395
10/00                     $5,367,596     $3,589,293     $3,884,447           $4,893,615
11/00                     $4,524,883     $3,220,673     $3,179,031           $4,060,232
12/00                     $4,751,580     $3,497,328     $3,373,588           $4,419,157
 1/01                     $5,014,817     $3,679,539     $3,646,511           $4,553,941
 2/01                     $4,283,657     $3,438,161     $3,146,574           $3,971,037
 3/01                     $3,683,945     $3,270,035     $2,860,551           $3,585,449
 4/01                     $4,265,272     $3,525,752     $3,210,682           $3,972,678
 5/01                     $4,460,621     $3,612,486     $3,285,170           $4,080,337
 6/01                     $4,705,955     $3,737,116     $3,374,855           $4,183,162
 7/01                     $4,228,771     $3,534,938     $3,086,980           $3,950,159
 8/01                     $3,915,419     $3,420,760     $2,894,044           $3,716,310
 9/01                     $3,102,187     $2,960,326     $2,426,945           $3,136,194
10/01                     $3,529,048     $3,133,505     $2,660,417           $3,366,077
11/01                     $3,951,475     $3,376,038     $2,882,562           $3,626,948
12/01                     $4,233,215     $3,584,339     $3,062,146           $3,856,534
 1/02                     $4,165,060     $3,547,062     $2,953,133           $3,740,067
 2/02                     $3,688,161     $3,449,873     $2,762,065           $3,513,792
 3/02                     $3,947,070     $3,727,243     $3,002,089           $3,801,221
 4/02                     $3,674,722     $3,761,160     $2,937,244           $3,700,868
 5/02                     $3,356,858     $3,594,165     $2,765,415           $3,552,464
 6/02                     $3,007,439     $3,415,894     $2,530,908           $3,288,516

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN SMARTINDEX(TM) FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan SmartIndex(TM) Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of about 325 equity securities while maintaining risk characteristics similar to the S&P 500 Index, fell 14.48% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 13.16% by the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Stock selection was mixed across sectors as the reporting period began, with network technology, utilities and consumer staple among the sectors in which stock picking contributed most positively to performance. Difficulties within the services, industrial cyclical and telecommunications sectors, however, detracted from results. However, towards the end of the reporting period, strong stock selection within the network technology, utilities and insurance sectors benefited performance, although these gains were negated by unfavorable stock selection in the industrial cyclicals, energy and pharmaceuticals sectors. On a stock specific level, overweight positions in Gannett and Motorola, along with an underweight position in Nortel Networks, benefited performance for the period. Negatively impacting performance were overweight positions in Tyco, Dynegy and El Paso Energy.

Q: HOW WAS THE FUND MANAGED?
A: The Fund's sector weightings are expected to be similar to those of the S&P 500 Index, as much as possible. As such, it was and is managed to be sector neutral to the S&P 500 Index. Over the first half of 2002, we maintained our sector neutral, fully invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and that possess a good risk/reward profile. We further sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Beyond this, we spent a good deal of time looking at a full range of scenarios and their projected impact on corporate earnings. Additionally, we have been and are re-examining company fundamentals from top to bottom, with extra scrutiny devoted to those securities that may be vulnerable to prevailing market sentiment.

Q: WHAT'S AHEAD?
A: We expect equity markets to continue on their variable path for the foreseeable future. Corporate earnings may have bottomed in some sectors, but the technology sector remains weak. Until corporations are able to enunciate clear visibility for their growth and earnings prospects, investors will likely continue to be cautious. We will probably also need to see some progress made on resolving the corporate accounting and corporate governance issues that dominated the market in the first and second quarters, before investors return to equities in any meaningful way.

For our part, we will continue investing in securities that are attractive relative to their peer groups, and provide both capital appreciation and current income.

As for the U.S. economy, the fundamentals needed to spur more consistent, measured growth appear to be in place. Inflation, for example, is tame and the targeted Fed Funds rate remains at a 40-year low of 1.75%. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth. On the whole, we expect that the economy will grow by 2.8% in 2002, a marked improvement over the 1.2% growth rate for 2001.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                24.5%
Finance & Insurance                      19.9%
Technology                               15.0%
Industrial Products & Services           11.6%
Pharmaceuticals                          10.6%
Energy                                    7.8%
Telecommunications                        4.1%
Health Services & Systems                 2.9%
Utilities                                 2.9%
Short-Term Investments                    0.4%
REITs                                     0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  MICROSOFT CORP. (3.7%)

 2.  GENERAL ELECTRIC CO. (3.5%)

 3.  EXXON MOBIL CORP. (3.3%)

 4.  CITIGROUP, INC. (2.7%)

 5.  WAL-MART STORES, INC. (2.4%)

 6.  PFIZER, INC. (2.3%)

 7.  THE COCA-COLA CO. (2.0%)

 8.  PROCTER & GAMBLE CO. (1.8%)

 9.  JOHNSON & JOHNSON (1.7%)

10.  CHEVRON TEXACO CORP. (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($88,893 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 303 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                              SINCE INCEPTION
                           1 YEAR   3 YEARS      (12/31/98)
-------------------------------------------------------------
   Institutional Shares   (19.77%)  (10.81%)        (6.18%)

[CHART]

LIFE OF FUND PERFORMANCE (12/31/98 TO 06/30/02)

        JPMORGAN SMARTINDEX(TM)       S&P 500      LIPPER LARGE-CAP
        FUND (INSTITUTIONAL SHARES)   INDEX        CORE FUNDS INDEX
12/98                    $3,000,000   $3,000,000         $3,000,000
 1/99                    $3,117,900   $3,125,400         $3,105,000
 2/99                    $3,015,945   $3,028,200         $3,009,056
 3/99                    $3,127,836   $3,149,328         $3,130,020
 4/99                    $3,284,228   $3,271,207         $3,213,904
 5/99                    $3,218,215   $3,194,007         $3,128,736
 6/99                    $3,382,666   $3,371,274         $3,303,319
 7/99                    $3,278,141   $3,266,090         $3,206,532
 8/99                    $3,264,045   $3,249,760         $3,173,825
 9/99                    $3,169,715   $3,160,716         $3,087,815
10/99                    $3,348,486   $3,360,790         $3,277,098
11/99                    $3,416,796   $3,429,014         $3,357,386
12/99                    $3,580,802   $3,630,983         $3,580,653
 1/00                    $3,411,072   $3,448,707         $3,435,994
 2/00                    $3,326,136   $3,383,527         $3,434,963
 3/00                    $3,657,087   $3,714,436         $3,733,462
 4/00                    $3,537,866   $3,602,631         $3,611,378
 5/00                    $3,450,834   $3,528,777         $3,519,287
 6/00                    $3,537,795   $3,615,585         $3,648,093
 7/00                    $3,481,190   $3,559,182         $3,591,183
 8/00                    $3,693,891   $3,780,207         $3,838,975
 9/00                    $3,466,717   $3,580,612         $3,634,741
10/00                    $3,444,530   $3,565,574         $3,592,578
11/00                    $3,160,701   $3,284,606         $3,276,431
12/00                    $3,186,302   $3,300,701         $3,316,404
 1/01                    $3,308,656   $3,417,876         $3,410,258
 2/01                    $2,998,635   $3,106,166         $3,092,763
 3/01                    $2,811,220   $2,909,235         $2,902,867
 4/01                    $3,035,556   $3,135,282         $3,123,485
 5/01                    $3,064,090   $3,156,289         $3,140,977
 6/01                    $2,990,552   $3,079,591         $3,057,427
 7/01                    $2,963,936   $3,049,411         $3,013,094
 8/01                    $2,778,097   $2,858,518         $2,835,623
 9/01                    $2,535,569   $2,627,835         $2,620,399
10/01                    $2,582,731   $2,678,027         $2,682,241
11/01                    $2,783,409   $2,883,432         $2,857,927
12/01                    $2,805,398   $2,908,806         $2,890,222
 1/02                    $2,756,023   $2,866,337         $2,844,556
 2/02                    $2,700,351   $2,811,017         $2,796,768
 3/02                    $2,797,564   $2,916,711         $2,891,858
 4/02                    $2,617,960   $2,739,959         $2,740,614
 5/02                    $2,593,090   $2,719,683         $2,720,607
 6/02                    $2,399,794   $2,526,041         $2,532,613

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/31/98.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan SmartIndex(TM) Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN U.S. EQUITY FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, fell 17.36% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 13.16% from the Fund's benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The Fund trailed its benchmark primarily due to unfavorable stock selection. In this regard, solid stock selection in the software and services, semiconductors and insurance sectors was negated by difficulties in the industrial cyclicals, telecommunications and services sectors. Overweights in NCR, Texas Instruments and Cigna were among the most positive contributors, while overweights in Tyco International, Sprint PCS and Gemstar were among the stocks that negatively impacted performance. As far as individual securities were concerned, positions in Cisco and Motorola, combined with an underweight position in Reliant Energy, were among the holdings that most positively impacted performance. Alternatively, long positions in Tyco International, Dynegy and El Paso Energy detracted from performance.

Q: HOW WAS THE FUND MANAGED?
A: Over the first half of 2002, we maintained our sector neutral, fully invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and that possess a good risk/reward profile. We also sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Our team has also spent a good deal of time looking at a full range of "what if" scenarios and their projected impact on corporate earnings. Additionally, we continue to re- examine company fundamentals from top to bottom, with attention towards securities that may be vulnerable to prevailing market sentiment.

Q: WHAT'S AHEAD?
A: We expect equity markets to continue on their variable path for the foreseeable future. Corporate earnings may have bottomed in some sectors, but the technology sector remains weak. Until corporations are able to enunciate clear visibility for their growth and earnings prospects, investors will likely continue to be cautious. We will probably also need to see some progress made on resolving the corporate accounting and corporate governance issues that dominated the market in the first and second quarters, before investors return to equities in any meaningful way. For our part, we are continuing to seek out securities that appear to be undervalued relative to their peer groups.

As for the U.S. economy, we believe that the fundamentals needed to spur more consistent, measured growth appear to be in place. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth. We generally expect that the economy, as measured by GDP, will grow by 2.8% in 2002, a significant improvement over the 1.2% growth rate for 2001.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                24.3%
Finance & Insurance                      20.4%
Technology                               15.7%
Industrial Products & Services           12.0%
Pharmaceuticals                           9.9%
Energy                                    7.2%
Utilities                                 3.4%
Telecommunications                        3.3%
Health Services & Systems                 2.7%
Short-Term Investments                    0.7%
REITs                                     0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  CITIGROUP, INC. (3.7%)

 2.  GENERAL ELECTRIC CO. (3.3%)

 3.  MICROSOFT CORP. (3.3%)

 4.  THE COCA-COLA CO. (2.7%)

 5.  EXXON MOBIL CORP. (2.6%)

 6.  PROCTER & GAMBLE CO. (2.3%)

 7.  U.S. BANCORP (2.3%)

 8.  CIGNA CORP. (2.3%)

 9.  AMBAC FINANCIAL GROUP, INC. (2.2%)

10.  FANNIE MAE (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.6% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($104,880 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 117 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------
   Class A Shares
     Without Sales Charge    (20.80%)  (11.43%)     1.61%      9.43%
     With Sales Charge*      (25.37%)  (13.16%)     0.41%      8.78%
--------------------------------------------------------------------
   Class B Shares
     Without CDSC            (21.34%)  (11.63%)     1.47%      9.35%
     With CDSC**             (26.34%)  (12.04%)     1.34%      9.35%
--------------------------------------------------------------------
   Class C Shares
     Without CDSC            (21.34%)  (11.63%)     1.47%      9.35%
     With CDSC***            (22.34%)  (11.63%)     1.47%      9.35%
--------------------------------------------------------------------
   Institutional Shares      (20.44%)  (11.10%)     1.92%      9.68%
--------------------------------------------------------------------
   Select Shares             (20.57%)  (11.27%)     1.72%      9.49%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

       JPMORGAN U.S. EQUITY          S&P 500       LIPPER LARGE-CAP
       FUND (INSTITUTIONAL SHARES)   INDEX         CORE FUNDS INDEX
 6/92                  $ 3,000,000   $ 3,000,000        $ 3,000,000
 7/92                  $ 3,086,400   $ 3,122,700        $ 3,103,200
 8/92                  $ 3,029,302   $ 3,058,685        $ 3,047,342
 9/92                  $ 3,058,383   $ 3,094,471        $ 3,083,301
10/92                  $ 3,075,816   $ 3,104,992        $ 3,109,509
11/92                  $ 3,218,226   $ 3,210,562        $ 3,236,377
12/92                  $ 3,277,763   $ 3,250,052        $ 3,278,450
 1/93                  $ 3,331,846   $ 3,277,353        $ 3,317,464
 2/93                  $ 3,303,859   $ 3,321,925        $ 3,327,416
 3/93                  $ 3,375,552   $ 3,392,017        $ 3,417,256
 4/93                  $ 3,287,788   $ 3,309,930        $ 3,353,353
 5/93                  $ 3,384,120   $ 3,398,636        $ 3,440,205
 6/93                  $ 3,389,535   $ 3,408,493        $ 3,458,438
 7/93                  $ 3,393,263   $ 3,394,859        $ 3,445,296
 8/93                  $ 3,516,099   $ 3,523,524        $ 3,572,428
 9/93                  $ 3,471,093   $ 3,496,393        $ 3,572,428
10/93                  $ 3,561,689   $ 3,568,768        $ 3,627,800
11/93                  $ 3,568,456   $ 3,534,865        $ 3,570,481
12/93                  $ 3,640,182   $ 3,577,636        $ 3,652,245
 1/94                  $ 3,798,166   $ 3,699,276        $ 3,769,847
 2/94                  $ 3,717,265   $ 3,599,026        $ 3,698,974
 3/94                  $ 3,564,486   $ 3,442,108        $ 3,528,822
 4/94                  $ 3,648,607   $ 3,486,167        $ 3,562,698
 5/94                  $ 3,685,823   $ 3,543,340        $ 3,590,844
 6/94                  $ 3,571,194   $ 3,456,528        $ 3,496,045
 7/94                  $ 3,691,543   $ 3,569,903        $ 3,600,927
 8/94                  $ 3,821,486   $ 3,716,269        $ 3,729,480
 9/94                  $ 3,732,445   $ 3,625,220        $ 3,651,161
10/94                  $ 3,766,783   $ 3,706,787        $ 3,709,944
11/94                  $ 3,592,381   $ 3,571,860        $ 3,579,354
12/94                  $ 3,627,946   $ 3,624,724        $ 3,612,642
 1/95                  $ 3,708,486   $ 3,718,604        $ 3,676,225
 2/95                  $ 3,866,468   $ 3,863,630        $ 3,802,687
 3/95                  $ 4,006,821   $ 3,977,607        $ 3,897,374
 4/95                  $ 4,094,570   $ 4,094,549        $ 3,983,116
 5/95                  $ 4,245,250   $ 4,258,331        $ 4,111,771
 6/95                  $ 4,311,901   $ 4,357,124        $ 4,219,910
 7/95                  $ 4,445,138   $ 4,501,780        $ 4,363,809
 8/95                  $ 4,478,032   $ 4,513,035        $ 4,370,355
 9/95                  $ 4,600,283   $ 4,703,485        $ 4,533,806
10/95                  $ 4,481,595   $ 4,686,552        $ 4,512,951
11/95                  $ 4,733,461   $ 4,892,292        $ 4,689,407
12/95                  $ 4,818,663   $ 4,986,713        $ 4,760,217
 1/96                  $ 4,943,949   $ 5,156,261        $ 4,900,167
 2/96                  $ 5,046,783   $ 5,204,215        $ 4,959,949
 3/96                  $ 5,141,662   $ 5,254,175        $ 5,005,085
 4/96                  $ 5,251,694   $ 5,331,412        $ 5,077,659
 5/96                  $ 5,324,167   $ 5,468,962        $ 5,178,704
 6/96                  $ 5,263,472   $ 5,489,744        $ 5,185,954
 7/96                  $ 4,986,087   $ 5,247,097        $ 4,973,849
 8/96                  $ 5,159,603   $ 5,357,811        $ 5,086,755
 9/96                  $ 5,396,428   $ 5,659,456        $ 5,350,249
10/96                  $ 5,474,137   $ 5,815,657        $ 5,456,719
11/96                  $ 5,939,986   $ 6,255,320        $ 5,810,314
12/96                  $ 5,841,382   $ 6,131,465        $ 5,703,405
 1/97                  $ 6,177,846   $ 6,514,682        $ 6,015,381
 2/97                  $ 6,203,175   $ 6,565,496        $ 6,008,162
 3/97                  $ 5,994,748   $ 6,295,654        $ 5,751,013
 4/97                  $ 6,241,732   $ 6,671,505        $ 6,069,619
 5/97                  $ 6,667,418   $ 7,077,799        $ 6,438,045
 6/97                  $ 6,872,108   $ 7,394,885        $ 6,717,456
 7/97                  $ 7,472,730   $ 7,983,518        $ 7,248,135
 8/97                  $ 7,207,448   $ 7,536,441        $ 6,879,205
 9/97                  $ 7,532,504   $ 7,949,438        $ 7,233,484
10/97                  $ 7,234,970   $ 7,683,926        $ 7,010,693
11/97                  $ 7,402,098   $ 8,039,692        $ 7,239,943
12/97                  $ 7,510,909   $ 8,177,975        $ 7,371,710
 1/98                  $ 7,556,725   $ 8,268,751        $ 7,444,690
 2/98                  $ 8,118,946   $ 8,864,927        $ 7,972,518
 3/98                  $ 8,471,308   $ 9,318,812        $ 8,367,158
 4/98                  $ 8,650,900   $ 9,412,932        $ 8,451,666
 5/98                  $ 8,568,716   $ 9,251,029        $ 8,307,142
 6/98                  $ 8,686,964   $ 9,626,621        $ 8,701,732
 7/98                  $ 8,496,720   $ 9,524,579        $ 8,631,248
 8/98                  $ 7,140,643   $ 8,147,325        $ 7,339,150
 9/98                  $ 7,716,179   $ 8,669,568        $ 7,703,906
10/98                  $ 8,291,806   $ 9,374,404        $ 8,281,699
11/98                  $ 8,939,396   $ 9,942,493        $ 8,774,460
12/98                  $ 9,372,063   $10,515,181        $ 9,357,084
 1/99                  $ 9,655,099   $10,954,715        $ 9,684,582
 2/99                  $ 9,270,826   $10,614,024        $ 9,385,328
 3/99                  $ 9,688,941   $11,038,585        $ 9,762,618
 4/99                  $10,275,122   $11,465,778        $10,024,257
 5/99                  $10,167,233   $11,195,185        $ 9,758,614
 6/99                  $10,754,899   $11,816,518        $10,303,144
 7/99                  $10,342,986   $11,447,843        $10,001,262
 8/99                  $10,086,480   $11,390,604        $ 9,899,249
 9/99                  $ 9,666,883   $11,078,501        $ 9,630,980
10/99                  $10,086,425   $11,779,770        $10,221,359
11/99                  $10,336,569   $12,018,900        $10,471,782
12/99                  $10,766,570   $12,726,813        $11,168,156
 1/00                  $10,318,681   $12,087,927        $10,716,962
 2/00                  $10,057,618   $11,859,465        $10,713,747
 3/00                  $11,156,916   $13,019,321        $11,644,772
 4/00                  $10,643,697   $12,627,439        $11,263,988
 5/00                  $10,415,922   $12,368,577        $10,976,756
 6/00                  $10,667,988   $12,672,844        $11,378,505
 7/00                  $10,643,451   $12,475,147        $11,201,000
 8/00                  $11,426,809   $13,249,854        $11,973,869
 9/00                  $10,928,600   $12,550,262        $11,336,860
10/00                  $10,928,600   $12,497,550        $11,205,352
11/00                  $ 9,949,398   $11,512,743        $10,219,281
12/00                  $10,079,735   $11,569,156        $10,343,956
 1/01                  $10,567,594   $11,979,861        $10,636,690
 2/01                  $ 9,469,621   $10,887,298        $ 9,646,414
 3/01                  $ 8,781,180   $10,197,043        $ 9,054,125
 4/01                  $ 9,582,901   $10,989,353        $ 9,742,238
 5/01                  $ 9,687,355   $11,062,982        $ 9,796,795
 6/01                  $ 9,495,545   $10,794,151        $ 9,536,200
 7/01                  $ 9,426,228   $10,688,369        $ 9,397,925
 8/01                  $ 8,815,408   $10,019,277        $ 8,844,387
 9/01                  $ 8,004,391   $ 9,210,721        $ 8,173,098
10/01                  $ 8,230,915   $ 9,386,646        $ 8,365,983
11/01                  $ 8,998,036   $10,106,602        $ 8,913,955
12/01                  $ 9,141,105   $10,195,540        $ 9,014,683
 1/02                  $ 8,825,737   $10,046,685        $ 8,872,251
 2/02                  $ 8,562,730   $ 9,852,784        $ 8,723,197
 3/02                  $ 8,969,460   $10,223,249        $ 9,019,786
 4/02                  $ 8,329,040   $ 9,603,720        $ 8,548,051
 5/02                  $ 8,214,932   $ 9,532,652        $ 8,485,650
 6/02                  $ 7,558,399   $ 8,853,927        $ 7,899,292

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/27/85.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 9/17/93 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 is based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN U.S. SMALL COMPANY FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, fell 6.68% (Institutional shares) during the six months ended June 30, 2002. This compares to a fall of 4.70% from the Fund's benchmark, the Russell 2000 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The portfolio was in-line with its benchmark as the reporting period began. Gains from stock picks in the consumer staple, systems hardware and capital markets sectors were offset by losses in the industrial cyclical, software and services and basic materials sectors. Sector weightings in systems hardware and basic materials outweighed losses from weightings in the retail and pharmaceuticals sectors. As the reporting period progressed, however, losses from stock selection in the consumer cyclical, finance and systems hardware impacted performance even further.

Q: HOW WAS THE FUND MANAGED?
A: The second quarter, in particular, proved to be a challenging environment for equities, regardless of capitalization and style biases. Broad concerns over continued geopolitical instability, delayed economic recovery and corporate credibility weighed heavily on the markets, while stock-specific risk contributed to rising volatility. Against this backdrop, small capitalization stocks continued to outperform large caps, although both asset classes posted negative returns for the quarter and for the first half of this year. Significantly, the value benchmark slipped into negative territory during this period. We believe that this development may herald the return to a more normalized relationship between growth and value.

In light of this, we decided to strategically reduce our style bias (i.e., growth versus value), focusing instead on security selection. Recent enhancements to our core portfolio construction process have allowed us to build a portfolio that is well represented by both growth and value companies. Going forward, this structure will allow us to capture the upside in both groups. However, in markets where the spread between growth and value remains significant, such as in the current one, we may underperform competitors that emphasize growth or value when market fluctuations favor either investment style.

Q: WHAT'S AHEAD?
A: The markets will begin to recover when, among other things, investors' skepticism about corporate accounting and corporate governance begins to recede. In the more conservative market environment that is sure to follow, those companies with strong management teams, solid balance sheets, and "easy to understand" stories should do well. Although growth is likely to rebound relative to value, the degree of its advance will depend upon improved earnings visibility in the technology, biotech and other growth sectors.

For our part, we will continue to focus on security selection, rather than biasing the portfolio toward a growth or value investment style. It is important to note that the Russell indices rebalance every year. Typically, some large stocks move out of the Russell 2000, some growth stocks move into the value index and some value stocks move to the growth index. During this year's rebalancing of the Russell 2000, the value portion of the index added biotech and technology (two traditional growth sectors), while the growth portion of the index saw an increase in more traditional value stocks, such as REITs and financials. As a result, determining whether a company is a growth or value name, based on traditional valuation metrics, has become more difficult.

We believe that these changes bode well for our investment approach, and that we are positioned to benefit as the relationship between the returns of growth and value companies in the benchmark regress to their historical mean.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                21.4%
Industrial Products & Services           17.2%
Finance & Insurance                      14.5%
Technology                               14.4%
REITs                                     8.1%
Energy                                    5.7%
Pharmaceuticals                           5.6%
Health Services & Systems                 5.4%
Short-Term Investments                    4.5%
Utilities                                 2.3%
Telecommunications                        0.7%
Finance                                   0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  FLOWSERVE Corp. (1.4%)

 2.  CITY NATIONAL CORP. (1.3%)

 3.  CROWN CORK & SEAL CO., INC. (1.2%)

 4.  PRENTISS PROPERTIES TRUST (1.2%)

 5.  SPINNAKER EXPLORATION CO. (1.0%)

 6.  AFC ENTERPRISES, INC. (1.0%)

 7.  VALMONT INDUSTRIES, INC. (1.0%)

 8.  ATMOS ENERGY CORP. (1.0%)

 9.  PROTECTIVE LIFE CORP. (1.0%)

10.  SIERRA PACIFIC RESOURCES (1.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 11.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($61,084 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 241 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------
   Institutional Shares      (13.44%)    1.48%     3.42%     10.69%
-------------------------------------------------------------------
   Select Shares             (13.56%)    1.29%     3.23%     10.58%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/92 TO 06/30/02)

         JPMORGAN U.S. SMALL COMPANY   RUSSELL 2000   LIPPER SMALL-CAP
         FUND (INSTITUTIONAL SHARES)   INDEX          CORE FUNDS INDEX
 6/92                    $ 3,000,000    $ 3,000,000        $ 3,000,000
 7/92                    $ 3,188,100    $ 3,104,400        $ 3,081,900
 8/92                    $ 3,077,473    $ 3,016,545        $ 3,031,357
 9/92                    $ 3,184,877    $ 3,085,926        $ 3,046,210
10/92                    $ 3,344,439    $ 3,183,441        $ 3,159,834
11/92                    $ 3,723,698    $ 3,427,293        $ 3,380,707
12/92                    $ 3,941,535    $ 3,546,563        $ 3,508,835
 1/93                    $ 4,026,672    $ 3,666,437        $ 3,611,995
 2/93                    $ 3,821,312    $ 3,581,742        $ 3,529,642
 3/93                    $ 3,966,522    $ 3,697,790        $ 3,626,001
 4/93                    $ 3,795,961    $ 3,596,101        $ 3,507,431
 5/93                    $ 3,968,298    $ 3,755,049        $ 3,638,608
 6/93                    $ 3,984,171    $ 3,778,330        $ 3,666,626
 7/93                    $ 3,980,984    $ 3,830,471        $ 3,700,725
 8/93                    $ 4,116,337    $ 3,995,947        $ 3,811,747
 9/93                    $ 4,200,722    $ 4,108,633        $ 3,873,497
10/93                    $ 4,251,971    $ 4,214,636        $ 3,955,616
11/93                    $ 4,151,624    $ 4,077,239        $ 3,857,912
12/93                    $ 4,280,325    $ 4,216,680        $ 3,969,791
 1/94                    $ 4,396,321    $ 4,348,662        $ 4,074,594
 2/94                    $ 4,336,092    $ 4,333,007        $ 4,066,852
 3/94                    $ 4,147,905    $ 4,104,658        $ 3,908,652
 4/94                    $ 4,115,967    $ 4,128,875        $ 3,902,007
 5/94                    $ 4,015,949    $ 4,082,219        $ 3,911,762
 6/94                    $ 3,867,760    $ 3,944,648        $ 3,784,630
 7/94                    $ 3,947,049    $ 4,009,340        $ 3,839,128
 8/94                    $ 4,135,718    $ 4,232,661        $ 4,016,112
 9/94                    $ 4,099,737    $ 4,218,269        $ 4,023,341
10/94                    $ 4,128,026    $ 4,201,396        $ 4,044,262
11/94                    $ 3,947,218    $ 4,031,660        $ 3,941,943
12/94                    $ 4,031,688    $ 4,139,708        $ 3,976,238
 1/95                    $ 4,023,625    $ 4,087,548        $ 4,017,193
 2/95                    $ 4,213,540    $ 4,257,590        $ 4,177,077
 3/95                    $ 4,346,688    $ 4,330,395        $ 4,265,631
 4/95                    $ 4,451,878    $ 4,426,530        $ 4,337,294
 5/95                    $ 4,508,417    $ 4,502,666        $ 4,389,775
 6/95                    $ 4,742,854    $ 4,736,354        $ 4,564,488
 7/95                    $ 4,985,214    $ 5,009,168        $ 4,816,904
 8/95                    $ 5,086,414    $ 5,112,858        $ 4,977,307
 9/95                    $ 5,173,392    $ 5,204,378        $ 5,062,419
10/95                    $ 5,003,187    $ 4,971,743        $ 4,883,209
11/95                    $ 5,210,820    $ 5,180,556        $ 5,029,217
12/95                    $ 5,317,120    $ 5,317,322        $ 5,198,199
 1/96                    $ 5,352,213    $ 5,311,473        $ 5,236,146
 2/96                    $ 5,544,893    $ 5,477,191        $ 5,421,505
 3/96                    $ 5,623,630    $ 5,588,926        $ 5,557,043
 4/96                    $ 5,912,685    $ 5,887,934        $ 5,940,479
 5/96                    $ 6,113,716    $ 6,119,918        $ 6,208,395
 6/96                    $ 5,864,277    $ 5,868,390        $ 5,926,534
 7/96                    $ 5,457,296    $ 5,356,079        $ 5,445,299
 8/96                    $ 5,744,895    $ 5,667,267        $ 5,723,009
 9/96                    $ 5,976,415    $ 5,888,858        $ 5,963,376
10/96                    $ 6,008,687    $ 5,798,169        $ 5,851,861
11/96                    $ 6,231,009    $ 6,037,054        $ 6,063,113
12/96                    $ 6,424,793    $ 6,195,224        $ 6,170,430
 1/97                    $ 6,562,284    $ 6,319,129        $ 6,308,030
 2/97                    $ 6,419,882    $ 6,166,206        $ 6,142,760
 3/97                    $ 6,106,592    $ 5,875,161        $ 5,833,165
 4/97                    $ 6,068,731    $ 5,891,612        $ 5,834,915
 5/97                    $ 6,690,776    $ 6,547,348        $ 6,456,917
 6/97                    $ 7,003,904    $ 6,828,229        $ 6,821,733
 7/97                    $ 7,454,956    $ 7,145,742        $ 7,232,401
 8/97                    $ 7,604,055    $ 7,309,379        $ 7,409,595
 9/97                    $ 8,078,548    $ 7,844,426        $ 7,965,314
10/97                    $ 7,739,249    $ 7,500,056        $ 7,648,295
11/97                    $ 7,774,075    $ 7,451,305        $ 7,550,397
12/97                    $ 7,882,912    $ 7,581,703        $ 7,542,091
 1/98                    $ 7,650,367    $ 7,461,912        $ 7,431,977
 2/98                    $ 8,368,736    $ 8,013,347        $ 7,987,145
 3/98                    $ 8,806,421    $ 8,343,497        $ 8,363,340
 4/98                    $ 8,735,969    $ 8,389,387        $ 8,443,628
 5/98                    $ 8,265,974    $ 7,937,199        $ 8,005,404
 6/98                    $ 8,212,245    $ 7,953,867        $ 7,976,584
 7/98                    $ 7,499,423    $ 7,309,604        $ 7,401,472
 8/98                    $ 6,026,536    $ 5,890,079        $ 5,970,768
 9/98                    $ 6,438,148    $ 6,351,272        $ 6,222,137
10/98                    $ 6,633,224    $ 6,610,404        $ 6,477,245
11/98                    $ 6,958,252    $ 6,956,789        $ 6,838,675
12/98                    $ 7,466,900    $ 7,387,414        $ 7,268,144
 1/99                    $ 7,478,848    $ 7,485,667        $ 7,213,633
 2/99                    $ 6,832,675    $ 6,879,328        $ 6,624,279
 3/99                    $ 7,103,249    $ 6,986,645        $ 6,654,088
 4/99                    $ 7,484,694    $ 7,612,649        $ 7,103,239
 5/99                    $ 7,373,920    $ 7,723,793        $ 7,250,276
 6/99                    $ 7,927,701    $ 8,072,909        $ 7,669,342
 7/99                    $ 7,890,441    $ 7,851,711        $ 7,627,161
 8/99                    $ 7,773,663    $ 7,561,198        $ 7,347,244
 9/99                    $ 7,995,212    $ 7,562,710        $ 7,341,366
10/99                    $ 8,358,994    $ 7,593,717        $ 7,405,236
11/99                    $ 9,418,915    $ 8,047,062        $ 7,882,874
12/99                    $10,774,297    $ 8,957,989        $ 8,733,436
 1/00                    $10,719,348    $ 8,813,766        $ 8,565,754
 2/00                    $12,826,771    $10,268,918        $ 9,773,525
 3/00                    $11,668,514    $ 9,592,197        $ 9,634,741
 4/00                    $10,004,584    $ 9,014,746        $ 9,099,050
 5/00                    $ 9,308,265    $ 8,489,187        $ 8,712,340
 6/00                    $10,835,751    $ 9,229,444        $ 9,480,768
 7/00                    $10,287,462    $ 8,932,256        $ 9,185,916
 8/00                    $11,465,376    $ 9,613,787        $10,004,382
 9/00                    $11,151,225    $ 9,331,141        $ 9,747,269
10/00                    $10,349,452    $ 8,914,973        $ 9,453,876
11/00                    $ 8,763,916    $ 7,999,405        $ 8,512,270
12/00                    $ 9,741,969    $ 8,686,554        $ 9,338,812
 1/01                    $ 9,875,434    $ 9,139,123        $ 9,671,273
 2/01                    $ 8,847,401    $ 8,539,597        $ 9,057,147
 3/01                    $ 8,205,965    $ 8,122,010        $ 8,628,744
 4/01                    $ 9,043,794    $ 8,757,152        $ 9,316,455
 5/01                    $ 9,395,597    $ 8,972,578        $ 9,655,574
 6/01                    $ 9,572,235    $ 9,282,132        $ 9,953,931
 7/01                    $ 9,050,548    $ 8,779,968        $ 9,723,000
 8/01                    $ 8,641,463    $ 8,496,375        $ 9,450,756
 9/01                    $ 7,408,326    $ 7,352,763        $ 8,212,707
10/01                    $ 7,809,858    $ 7,782,900        $ 8,700,542
11/01                    $ 8,352,643    $ 8,385,296        $ 9,346,992
12/01                    $ 8,878,859    $ 8,902,669        $10,003,151
 1/02                    $ 8,695,067    $ 8,810,081        $ 9,885,114
 2/02                    $ 8,532,469    $ 8,568,685        $ 9,621,181
 3/02                    $ 9,189,469    $ 9,257,607        $10,360,088
 4/02                    $ 9,111,359    $ 9,341,852        $10,410,853
 5/02                    $ 8,729,593    $ 8,927,073        $10,022,528
 6/02                    $ 8,286,061    $ 8,484,290        $ 9,461,266

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/27/85.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 11/4/93 are based on the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from June 30, 1992 to June 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
     As of June 30, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Small Company Opportunities Fund, which seeks long-term growth from small-cap stocks, fell 21.37% during the six months ended June 30, 2002. This compares with a fall of 17.35% from the Fund's benchmark, the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The portfolio underperformed the benchmark due primarily to stock selection and sector weightings. Gains from stock picks in the systems hardware and capital markets sectors were offset by losses in the industrial cyclical, software and services and services sectors. Losses from an overweight in the pharmaceutical sector, and underweights in the retail and consumer cyclical sectors, outpaced gains from an overweight in basic materials and an underweight in the telecommunications sectors. Successful stock selection in the health services and systems and semiconductors sectors aided performance, but these gains were outweighed by losses from stock selection in the consumer cyclical and systems hardware sectors. Additionally, underperformance derived from sector weightings was due mostly to an overweight to semiconductors and an underweight to real estate investment trusts.

Q: HOW WAS THE FUND MANAGED?
A: The second quarter, in particular, proved to be a challenging environment for equities, regardless of capitalization and style biases. Broad concerns over continued geopolitical instability, delayed economic recovery and corporate credibility weighed heavily on the markets, while stock-specific risk contributed to rising volatility. Against this backdrop, small capitalization stocks continued to outperform large caps, although both asset classes posted negative returns for the quarter and for the first half of this year. Significantly, the value benchmark slipped into negative territory during this period. We believe that this development may herald the return to a more normalized relationship between growth and value.

In light of this, we are continuing to focus on security selection. The expansion of our portfolio management and research teams has allowed us to achieve more comprehensive coverage of the small-cap growth universe.

Q: WHAT'S AHEAD?
A: The markets will begin to recover when, among other things, investors' skepticism about corporate accounting and corporate governance begins to recede. In the more conservative market environment that is sure to follow, those companies with strong management teams, solid balance sheets, and "easy to understand stories" should do well. Although growth is likely to rebound relative to value, the degree of its advance will depend upon improved earnings visibility in the technology, biotech and other growth sectors.

For our part, as noted, we will continue to focus on bottom-up security selection and companies that represent growth at a reasonable price. It is important to note that the Russell indices rebalance every year. Typically, some large stocks move out of the Russell 2000, some growth stocks move into the value index and some value stocks move to the growth index. During this year's rebalancing of the Russell 2000, the value portion of the index added biotech and technology, while the growth portion of the index saw an increase in more traditional value stocks, such as REITS and financials. As a result, determining whether a company is a growth or value name, based on traditional valuation metrics, has become more difficult.

We believe that these changes bode well for our investment approach, and that we are positioned to benefit as the relationship between the returns of growth and value companies in the benchmark regress to their historical mean.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                               30.3%
Consumer Goods & Services                18.3%
Pharmaceuticals                          14.1%
Industrial Products & Services           10.9%
Health Services & Systems                 9.2%
Energy                                    7.9%
Finance & Insurance                       6.8%
REITs                                     1.0%
Short-Term Investments                    0.7%
Utilities                                 0.5%
Telecommunications                        0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  ESPEED, INC., CLASS A (2.3%)

 2.  NEUROCRINE BIOSCIENCES, INC. (2.1%)

 3.  TRANSKARYOTIC THERAPIES, INC. (2.0%)

 4.  SPINNAKER EXPLORATION CO. (2.0%)

 5.  CHESAPEAKE ENERGY CORP. (1.9%)

 6.  WASTE CONNECTIONS, INC. (1.9%)

 7.  AMN HEALTHCARE SERVICES, INC. (1.7%)

 8.  PRECISE SOFTWARE SOLUTIONS LTD (1.6%)

 9.  ALLOY, INC. (1.6%)

10.  ADMINISTAFF, INC. (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 18.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($17,052 IN THOUSANDS). AS OF JUNE 30, 2002 THE FUND HELD 119 EQUITY HOLDINGS.
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                   SINCE INCEPTION
                      1 YEAR   3 YEARS   5 YEARS      (6/16/97)
-------------------------------------------------------------------
   Select Shares     (32.62%)  (12.42%)   (1.91%)       (1.36%)

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 06/30/02)

        JPMORGAN U.S. SMALL COMPANY          RUSSELL 2000   LIPPER SMALL-CAP
        OPPORTUNITIES FUND (SELECT SHARES)   GROWTH INDEX   GROWTH FUNDS INDEX
 6/97                 $1,000,000               $1,000,000           $1,000,000
 6/97                 $1,028,000               $1,000,000           $1,000,000
 7/97                 $1,092,970               $1,051,200           $1,060,200
 8/97                 $1,114,938               $1,082,736           $1,077,057
 9/97                 $1,222,976               $1,169,138           $1,167,745
10/97                 $1,151,921               $1,098,873           $1,108,074
11/97                 $1,136,946               $1,072,720           $1,083,031
12/97                 $1,183,902               $1,073,364           $1,068,627
 1/98                 $1,182,955               $1,059,088           $1,052,811
 2/98                 $1,288,947               $1,152,605           $1,137,878
 3/98                 $1,363,964               $1,201,015           $1,189,310
 4/98                 $1,360,963               $1,208,341           $1,197,992
 5/98                 $1,256,986               $1,120,615           $1,113,175
 6/98                 $1,268,047               $1,132,046           $1,145,791
 7/98                 $1,186,005               $1,037,520           $1,059,627
 8/98                 $  905,040               $  798,060           $  828,205
 9/98                 $1,012,016               $  878,984           $  872,513
10/98                 $1,045,008               $  924,867           $  906,890
11/98                 $1,131,012               $  996,636           $  980,621
12/98                 $1,245,696               $1,086,832           $1,078,879
 1/99                 $1,303,248               $1,135,739           $1,104,988
 2/99                 $1,189,213               $1,031,819           $  998,688
 3/99                 $1,229,290               $1,068,552           $1,043,829
 4/99                 $1,274,528               $1,162,905           $1,084,538
 5/99                 $1,250,949               $1,164,766           $1,090,503
 6/99                 $1,389,679               $1,226,149           $1,192,574
 7/99                 $1,384,537               $1,188,261           $1,188,400
 8/99                 $1,361,969               $1,143,820           $1,171,762
 9/99                 $1,412,362               $1,165,895           $1,214,297
10/99                 $1,485,381               $1,195,742           $1,285,091
11/99                 $1,688,879               $1,322,132           $1,447,269
12/99                 $2,013,650               $1,555,224           $1,739,039
 1/00                 $2,083,524               $1,540,761           $1,720,953
 2/00                 $2,616,906               $1,899,296           $2,225,192
 3/00                 $2,220,183               $1,699,680           $2,050,514
 4/00                 $1,849,190               $1,528,012           $1,797,071
 5/00                 $1,634,314               $1,394,158           $1,650,070
 6/00                 $2,042,403               $1,574,283           $1,940,648
 7/00                 $1,863,488               $1,439,367           $1,814,312
 8/00                 $2,193,512               $1,590,789           $2,026,949
 9/00                 $2,084,494               $1,511,727           $1,926,615
10/00                 $1,851,239               $1,388,974           $1,782,119
11/00                 $1,401,018               $1,136,737           $1,478,624
12/00                 $1,577,967               $1,206,305           $1,609,334
 1/01                 $1,607,475               $1,303,895           $1,658,419
 2/01                 $1,341,277               $1,125,131           $1,446,141
 3/01                 $1,155,510               $1,022,857           $1,305,721
 4/01                 $1,349,173               $1,148,054           $1,446,739
 5/01                 $1,380,879               $1,174,689           $1,485,946
 6/01                 $1,385,436               $1,206,758           $1,523,391
 7/01                 $1,261,994               $1,103,822           $1,438,539
 8/01                 $1,179,333               $1,034,833           $1,353,377
 9/01                 $  940,282               $  867,811           $1,142,115
10/01                 $1,021,805               $  951,294           $1,225,832
11/01                 $1,123,781               $1,030,727           $1,320,834
12/01                 $1,187,274               $1,094,942           $1,404,443
 1/02                 $1,119,244               $1,055,962           $1,362,029
 2/02                 $1,040,001               $  987,641           $1,279,626
 3/02                 $1,138,593               $1,073,467           $1,384,299
 4/02                 $1,085,307               $1,050,280           $1,347,754
 5/02                 $1,011,723               $  988,839           $1,293,709
 6/02                 $  933,330               $  904,985           $1,197,586

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

     JPMORGAN BALANCED FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 89.0%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 51.2%
             AEROSPACE -- 0.8%
        8    The Boeing Co.                                             $    369
        6    United Technologies Corp.                                       380
                                                                        --------
                                                                             749

             AIRLINES -- 0.2%
        4    Delta Air Lines, Inc.                                            86
        9    Southwest Airlines Co.                                          153
                                                                        --------
                                                                             239

             APPAREL -- 0.6%
       10    Jones Apparel Group, Inc. *                                     375
        4    Nike, Inc., Class B                                             215
                                                                        --------
                                                                             590

             AUTOMOTIVE -- 0.4%
        3    General Motors Corp.                                            160
        4    Johnson Controls, Inc.                                          355
                                                                        --------
                                                                             515

             BANKING -- 1.6%
       10    Bank One Corp.                                                  394
       49    U.S. Bancorp                                                  1,147
                                                                        --------
                                                                           1,541

             BIOTECHNOLOGY -- 0.7%
       14    Amgen, Inc. *                                                   587
       10    Human Genome Sciences, Inc. *                                   130
                                                                        --------
                                                                             717

             BROADCASTING/CABLE -- 0.2%
       14    Charter Communications, Inc., Class A *                          57
        5    Comcast Corp., Class A *                                        116
                                                                        --------
                                                                             173

             BUSINESS SERVICES -- 0.5%
       27    Accenture LTD, Class A (Bermuda) *                              506

             CHEMICALS -- 1.3%
        8    Eastman Chemical Co.                                            352
       10    Lyondell Chemical Co.                                           151
        4    PPG Industries, Inc.                                            260
        4    Praxair, Inc.                                                   216
        7    The Dow Chemical Co.                                            236
                                                                        --------
                                                                           1,215

             COMPUTER NETWORKS -- 1.0%
        8    Brocade Communications Systems, Inc. *                          133
       57    Cisco Systems, Inc. *                                           798
                                                                        --------
                                                                             931

             COMPUTER SOFTWARE -- 1.8%
       16    BEA Systems, Inc. *                                             154
       30    Microsoft Corp. *                                             1,637
                                                                        --------
                                                                           1,791

             COMPUTERS/COMPUTER HARDWARE -- 2.2%
       14    Dell Computer Corp. *                                           367
       18    EMC Corp. *                                                     134
       21    Hewlett-Packard Co.                                             326

                       See notes to financial statements.

                                       56

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
        8    International Business Machines Corp.                      $    556
       17    NCR Corp. *                                                     582
       43    Sun Microsystems, Inc. *                                        214
                                                                        --------
                                                                           2,179
             CONSUMER PRODUCTS -- 2.3%
       13    Philip Morris Companies, Inc.                                   580
       13    Procter & Gamble Co.                                          1,167
       15    The Gillette Co.                                                515
                                                                        --------
                                                                           2,262
             DIVERSIFIED -- 2.3%
       56    General Electric Co.                                          1,636
       43    Tyco International LTD (Bermuda)                                587
                                                                        --------
                                                                           2,223
             ENTERTAINMENT/LEISURE -- 0.3%
        9    Carnival Corp.                                                  245

             ENVIRONMENTAL SERVICES -- 0.5%
       18    Waste Management, Inc.                                          481

             FINANCIAL SERVICES -- 6.1%
        9    Capital One Financial Corp.                                     537
       48    Citigroup, Inc.                                               1,868
       12    Countrywide Credit Industries, Inc.                             572
       54    E*TRADE Group, Inc. *                                           293
       13    Fannie Mae                                                      980
       12    Goldman Sachs Group, Inc.                                       913
        7    Household International, Inc.                                   323
        6    Stilwell Financial, Inc.                                        107
       25    The Charles Schwab Corp.                                        281
                                                                        --------
                                                                           5,874

             FOOD/BEVERAGE PRODUCTS -- 2.1%
       25    The Coca-Cola Co.                                             1,378
       10    Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                             667
                                                                        --------
                                                                           2,045

             HEALTH CARE/HEALTH CARE SERVICES -- 1.4%
        6    Baxter International, Inc.                                      260
       14    Becton, Dickinson & Co.                                         476
        6    Medtronic, Inc.                                                 266
        5    Tenet Healthcare Corp. *                                        324
                                                                        --------
                                                                           1,326

             HOTELS/OTHER LODGING -- 0.2%
        5    Marriott International, Inc., Class A                           179

             INSURANCE -- 3.0%
       16    Ambac Financial Group, Inc.                                   1,084
        4    American International Group, Inc.                              300
       12    CIGNA Corp.                                                   1,139
       19    Travelers Property Casualty Corp., Class A *                    340
                                                                        --------
                                                                           2,863

                       See notes to financial statements.

                                       57

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             INTERNET SERVICES/SOFTWARE -- 0.2%
        3    eBay, Inc. *                                               $    179

             MANUFACTURING -- 0.5%
        6    Danaher Corp.                                                   385
        4    Honeywell International, Inc.                                   146
                                                                        --------
                                                                             531

             METALS/MINING -- 0.3%
        8    Alcoa, Inc.                                                     259

             MULTI-MEDIA -- 1.7%
       23    AOL Time Warner, Inc. *                                         335
        4    Gannett Co., Inc.                                               273
       28    Gemstar-TV Guide International, Inc. *                          150
       15    Tribune Co.                                                     639
        6    Viacom, Inc., Class B *                                         284
                                                                        --------
                                                                           1,681

             OIL & GAS -- 3.6%
        4    Anadarko Petroleum Corp.                                        205
        8    Baker Hughes, Inc.                                              250
       11    ChevronTexaco Corp.                                             960
        6    Conoco, Inc.                                                    154
        5    Cooper Cameron Corp. *                                          230
        5    Devon Energy Corp.                                              251
       32    Exxon Mobil Corp.                                             1,312
        4    Valero Energy Corp.                                             135
                                                                        --------
                                                                           3,497

             PAPER/FOREST PRODUCTS -- 0.6%
        5    Bowater, Inc.                                                   256
        3    Temple-Inland, Inc.                                             150
        2    Weyerhaeuser Co.                                                140
                                                                        --------
                                                                             546

             PHARMACEUTICALS -- 4.3%
        9    Abbott Laboratories                                             328
       13    Eli Lilly & Co.                                                 746
       12    Johnson & Johnson                                               645
        8    MedImmune, Inc. *                                               223
       28    Pfizer, Inc.                                                    975
       13    Pharmacia Corp.                                                 485
       10    Schering-Plough Corp.                                           235
       13    Wyeth                                                           657
                                                                        --------
                                                                           4,294

             PIPELINES -- 0.2%
       14    Dynegy, Inc., Class A                                            98
        3    El Paso Corp.                                                    53
                                                                        --------
                                                                             151

             REAL ESTATE INVESTMENT TRUST -- 0.2%
        7    ProLogis Trust                                                  192

             RESTAURANTS/FOOD SERVICES -- 0.2%
        7    McDonald's Corp.                                                189

                       See notes to financial statements.

                                       58

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             RETAILING -- 4.0%
        8    Abercrombie & Fitch Co., Class A *                         $    186
        8    Bed Bath & Beyond, Inc. *                                       306
       10    Costco Wholesale Corp. *                                        367
        7    Federated Department Stores, Inc. *                             258
       24    Home Depot, Inc.                                                881
        4    Kohl's Corp. *                                                  266
       10    Target Corp.                                                    386
       16    The TJX Companies, Inc.                                         310
       16    Wal-Mart Stores, Inc.                                           879
                                                                        --------
                                                                           3,839

             SEMI-CONDUCTORS -- 1.7%
        6    Applied Materials, Inc. *                                       122
       10    Broadcom Corp., Class A *                                       168
       44    Intel Corp.                                                     796
       10    Lattice Semiconductor Corp. *                                    89
        7    Linear Technology Corp.                                         220
       15    PMC -- Sierra, Inc. *                                           142
        7    Xilinx, Inc. *                                                  159
                                                                        --------
                                                                           1,696

             TELECOMMUNICATIONS -- 1.7%
       22    American Tower Corp., Class A *                                  74
       54    AT&T Wireless Services, Inc. *                                  317
        8    SBC Communications, Inc.                                        235
       59    Sprint Corp. -- PCS Group *                                     263
       19    Verizon Communications, Inc.                                    773
                                                                        --------
                                                                           1,662

             TELECOMMUNICATIONS EQUIPMENT -- 0.5%
       19    Motorola, Inc.                                                  269
       80    Nortel Networks Corp. (Canada) *                                116
        4    QUALCOMM, Inc. *                                                115
                                                                        --------
                                                                             500

             TOYS & GAMES -- 0.2%
       11    Mattel, Inc.                                                    241

             UTILITIES -- 1.8%
       11    DTE Energy Co.                                                  489
       42    PG&E Corp. *                                                    744
       13    Pinnacle West Capital Corp.                                     514
                                                                        --------
                                                                           1,747
             -------------------------------------------------------------------
             Total Common Stocks                                          49,848
             (Cost $58,574)
             -------------------------------------------------------------------

                       See notes to financial statements.

                                       59

 PRINCIPAL
  AMOUNT
   (USD)     ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 8.2%
             U.S. Treasury Notes & Bonds,
 $    555      3.38%, 4/30/04 +                                         $    561
    2,250      4.38%, 5/15/07 +                                            2,281
    1,320      4.88%, 2/15/12 +                                            1,325
      660      5.38%, 2/15/31 +                                              646
      160      6.25%, 5/15/30 +                                              173
    2,325      8.00%, 11/15/21 +                                           2,974
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                                7,960
             (Cost $7,814)
             -------------------------------------------------------------------

             U.S. GOVERNMENT AGENCY SECURITY -- 0.8%
      660    Federal National Mortgage Association, 7.13%,
               1/15/30 +                                                     739
             (Cost $729)

             CORPORATE NOTES & BONDS -- 9.4%

             AEROSPACE -- 0.1%
       20    Northrop Grumman Corp., 7.75%, 2/15/31 +                         22
       35    Raytheon Co., 6.55%, 3/15/10 +                                   36
       65    United Technologies Corp., 6.10%, 5/15/12                        66
                                                                        --------
                                                                             124

             AUTOMOTIVE -- 0.7%
       45    DaimlerChrysler NA Holding Corp., 8.50%, 1/18/31 +               50
             Ford Motor Credit Co.,
       10      5.80%, 1/12/09 +                                                9
      220      7.38%, 2/1/11 +                                               222
      150      7.88%, 6/15/10 +                                              156
      210    General Motors Acceptance Corp., 7.25%, 3/2/11 +                215
                                                                        --------
                                                                             652

             BANKING -- 1.2%
       70    Abbey National Capital Trust I, FRN, 8.96%,
               12/31/49 +                                                     81
      240    Bank of America Corp., 7.40%, 1/15/11 +                         261
       60    Bank One Corp., 7.88%, 8/1/10 +                                  67
      120    Barclays Bank PLC (United Kingdom), FRN, #,
               8.55%, 12/31/49 +                                             138
      145    First Union National Bank, 7.80%, 8/18/10 +                     163
       50    National Australia Bank LTD (Australia) (Yankee),
               Ser. A, 8.60%, 5/19/10 +                                       59
       40    National City Bank, 6.20%, 12/15/11 +                            40
      130    Royal Bank of Scotland Group PLC (United Kingdom),
               FRN, 7.65%, 12/31/49 +                                        136
       35    Standard Chartered Bank PLC (United Kingdom), #,
               8.00%, 5/30/31 +                                               36
       95    SunTrust Banks, Inc., 6.38%, 4/1/11 +                            99
       50    U.S. Bank, N.A., 6.38%, 8/1/11 +                                 52
       60    Wells Fargo Bank, N.A., 6.45%, 2/1/11 +                          63
                                                                        --------
                                                                           1,195

                       See notes to financial statements.

                                       60

 PRINCIPAL
  AMOUNT
   (USD)     ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             BROADCASTING/CABLE -- 0.1%
 $     60    Cox Communications, Inc., 6.75%, 3/15/11                   $     53
       15    Clear Channel Communications, Inc., 7.65%,
               9/15/10                                                        15
                                                                        --------
                                                                              68

             DIVERSIFIED -- 0.2%
      190    General Electric Capital Corp., MTN, 5.88%,
               2/15/12                                                       190

             FINANCIAL SERVICES -- 1.9%
      225    CIT Group, Inc., 6.50%, 2/7/06                                  218
             Citigroup, Inc.,
      300      7.00%, 12/1/25 +                                              307
      130      7.25%, 10/1/10 +                                              141
             Credit Suisse First Boston USA, Inc.,
       20      6.13%, 11/15/11 +                                              20
       50      6.50%, 1/15/12 +                                               51
       65    Goldman Sachs Group, Inc., 6.60%, 1/15/12                        66
             Household Finance Corp.,
      120      6.75%, 5/15/11                                                120
       95      7.00%, 5/15/12                                                 94
      120    ING Capital Funding Trust III, 8.44%, 12/31/49                  134
             Morgan Stanley Dean Witter & Co.,
      170      5.80%, 4/1/07                                                 175
       10      6.75%, 4/15/11                                                 10
             Targeted Return Index (TRAINS),
       96      Ser. 2002-5, FRN, #, 6.00%, 1/25/07                            99
      196      Ser. 2002-10, FRN, #, 6.86%, 1/15/12                          206
      115    UBS Preferred Funding Trust I, FRN, 8.62%,
               12/31/49                                                      132
       80    Washington Mutual Bank FA, 6.88%, 6/15/11 +                      84
                                                                        --------
                                                                           1,857

             FOOD/BEVERAGE PRODUCTS -- 0.1%
       15    Ahold Finance USA, Inc., 6.88%, 5/1/29                           14
       30    ConAgra Foods, Inc., 6.75%, 9/15/11                              32
       35    Kraft Foods, Inc., 6.25%, 6/1/12                                 36
                                                                        --------
                                                                              82

             HEALTH CARE/HEALTH CARE SERVICES -- 0.0%
       45    Tenet Healthcare Corp., 6.38%, 12/1/11                           45

             INSURANCE -- 0.2%
       35    AXA (France), 8.60%, 12/15/30                                    40
       75    Metlife, Inc., 6.13%, 12/1/11                                    77
             Nationwide Financial Services, Inc.,
       35      5.90%, 7/1/12                                                  35
       20      6.25%, 11/15/11                                                20
                                                                        --------
                                                                             172

             MANUFACTURING -- 0.1%
       75    Honeywell International, Inc., 6.13%, 11/1/11                    76

                       See notes to financial statements.

                                       61

 PRINCIPAL
  AMOUNT
   (USD)     ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             METALS/MINING -- 0.1%
 $     75    Alcoa, Inc., 6.00%, 1/15/12                                $     77

             MULTI-MEDIA -- 0.1%
      140    AOL Time Warner, Inc., 6.88%, 5/1/12                            129

             OIL & GAS -- 0.4%
       20    Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
               11/1/31                                                        21
       55    Anadarko Finance Co., 7.50%, 5/1/31                              59
       55    Conoco Funding Co., 7.25%, 10/15/31                              59
       20    Devon Financing Corp. ULC, 7.88%, 9/30/31                        21
       60    Occidental Petroleum Corp., 6.75%, 1/15/12                       63
       55    Transocean Sedco Forex, Inc., 6.63%, 4/15/11                     57
       65    Valero Energy Corp., 6.88%, 4/15/12                              66
                                                                        --------
                                                                             346

             PAPER/FOREST PRODUCTS -- 0.2%
       60    International Paper Co., 6.75%, 9/1/11                           62
       30    MeadWestvaco Corp., 6.85%, 4/1/12                                31
       10    Westvaco Corp., 8.20%, 1/15/30                                   11
       65    Weyerhaeuser Co., #, 6.75%, 3/15/12                              67
                                                                        --------
                                                                             171

             PIPELINES -- 0.1%
       90    Sonat, Inc., 7.63%, 7/15/11                                      88
       30    TransCanada Pipelines LTD (Canada) (Yankee),
               8.63%, 5/15/12                                                 35
                                                                        --------
                                                                             123

             RETAILING -- 1.7%
       30    Albertson's, Inc., 7.50%, 2/15/11                                33
       45    Federated Department Stores, Inc., 7.00%, 2/15/28                44
       25    Kroger Co., 7.50%, 4/1/31                                        26
       75    Safeway, Inc., 6.50%, 3/1/11                                     77
      500    Target Corp., 6.40%, 2/15/03                                    509
      900    Wal-Mart Stores, Inc., 6.55%, 8/10/04                           957
                                                                        --------
                                                                           1,646

             SHIPPING/TRANSPORTATION -- 0.6%
      205    Burlington Northern Santa Fe Corp., 6.75%, 7/15/11              216
       50    CSX Corp., 6.30%, 3/15/12                                        51
       85    Norfolk Southern Corp., 6.75%, 2/15/11                           89
      215    Union Pacific Corp., 6.65%, 1/15/11                             225
                                                                        --------
                                                                             581

             TELECOMMUNICATIONS -- 0.9%
       85    AT&T Corp., 6.50%, 3/15/29                                       55
       90    AT&T Wireless Services, Inc., 8.75%, 3/1/31                      67
       65    BellSouth Capital Funding, 7.88%, 2/15/30                        72
       75    British Telecom PLC (United Kingdom), SUB, 8.87%,
               12/15/30                                                       81

                       See notes to financial statements.

                                       62

 PRINCIPAL
  AMOUNT
   (USD)     ISSUER                                                        VALUE
--------------------------------------------------------------------------------
 $     70    Deutsche Telekom International Finance BV (The
               Netherlands), SUB, 8.00%, 6/15/10                        $     69
      120    France Telecom (France), SUB, #, 8.25%, 3/1/11                  106
       80    SBC Communications, Inc., 5.88%, 2/1/12                          80
      130    Sprint Capital Corp., 7.63%, 1/30/11                            109
       80    TCI Communications, Inc., 7.88%, 2/15/26                         68
      145    Verizon Global Funding Corp., 7.75%, 12/1/30                    139
             Worldcom, Inc.,
        0^^    7.50%, 5/15/11                                                  0^^
        0^^    8.00%, 5/15/06                                                  0^^
                                                                        --------
                                                                             846

             UTILITIES -- 0.7%
       65    Consolidated Edison Co. of New York, Ser. 2002-A,
               5.63%, 7/1/12                                                  64
      100    Dominion Resources, Inc., Ser. A, 8.13%, 6/15/10                111
       25    FirstEnergy Corp., Ser. B, 6.45%, 11/15/11                       24
       35    MidAmerican Energy Holdings Co., 6.75%, 12/30/31                 34
             National Rural Utilities Cooperative Finance Corp.,
       30      6.00%, 5/15/06                                                 31
       30      7.25%, 3/1/12                                                  32
       60    NiSource Finance Corp., 7.88%, 11/15/10                          62
       35    Oncor Electric Delivery Co., #, 6.38%, 5/1/12                    36
       65    PacifiCorp., 7.70%, 11/15/31                                     71
       70    Progress Energy, Inc., 7.10%, 3/1/11                             74
       55    PSEG Power LLC, 7.75%, 4/15/11                                   58
       40    TXU Corp., Ser. J, 6.38%, 6/15/06                                41
                                                                        --------
                                                                             638
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds                                 9,018
             (Cost $8,970)
             -------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 15.1%
             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 15.1%
             Federal Home Loan Mortgage Corp.,
    1,234      Gold Pool C28259, 6.50%, 6/1/29 +                           1,261
      708      Gold Pool E00532, 6.50%, 2/1/13 +                             735
    1,000      TBA, 6.00%, 7/15/17                                         1,021
    1,000      TBA, 6.00%, 7/15/32                                           998
    1,000      TBA, 6.50%, 7/15/32                                         1,020
             Federal National Mortgage Association,
    1,230      Pool 535497, 6.50%, 8/1/30 +                                1,257
      595      Pool 606827, 6.50%, 10/1/31 +                                 607
    3,245      TBA, 6.00%, 7/15/32                                         3,237
    2,000      TBA, 7.00%, 7/25/32                                         2,071
             Government National Mortgage Association,
      376      Pool 454102, 6.50%, 12/15/27 +                                385
    2,000      TBA, 6.50%, 7/15/32                                         2,040
             -------------------------------------------------------------------
             Total Residential Mortgage Backed Securities                 14,632
             (Cost $14,313)
             -------------------------------------------------------------------

                       See notes to financial statements.

                                       63

 PRINCIPAL
  AMOUNT
   (USD)     ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.9%
 $    385    Bear Stearns Commercial Mortgage Securities, Ser.
               2001-TOP2, Class A2, 6.48%, 2/15/35 +                    $    407
      365    Credit Suisse First Boston Mortgage Securities
               Corp., Ser. 2001-CF2, Class A4, 6.51%, 2/15/34 +              387
      995    LB-UBS Commercial Trust, Ser. 2002-C1, Class A4,
               6.46%, 3/15/31 +                                            1,053
             -------------------------------------------------------------------
             Total Commercial Mortgage Backed Securities                   1,847
             (Cost $1,768)
             -------------------------------------------------------------------

             ASSET BACKED SECURITIES -- 2.4%
      400    American Express Master Trust, Ser. 1998-1, Class
               A, 5.90%, 4/15/04                                             411
      545    AmeriCredit Automobile Receivables Trust, Ser.
               2001-B, Class A4, 5.37%, 6/12/08                              561
      385    Honda Auto Receivables Owner Trust, Ser. 2001-1,
               Class A4, 5.56%, 6/19/06                                      397
      885    MBNA Credit Card Master Note Trust, Ser. 2001-A1,
               Class A1, 5.75%, 10/15/08                                     919
             -------------------------------------------------------------------
             Total Asset Backed Securities                                 2,288
             (Cost $2,211)
--------------------------------------------------------------------------------
             Total Long-Term Investments                                $ 86,332
             (Cost $94,379)
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 11.0%
--------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 0.6%
             U.S. Treasury Notes,
      185      5.13%, 12/31/02 @, +                                          188
      350      5.63%, 11/30/02 @                                             356
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                                  544
             (Cost $541)
             -------------------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 10.4%
   10,116    JPMorgan Prime Money Market Fund (a) +                       10,116
             (Cost $10,116)
--------------------------------------------------------------------------------
             Total Short-Term Investments                               $ 10,660
             (Cost $10,657)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                                $ 96,992
             (Cost $105,036)
--------------------------------------------------------------------------------

                       See notes to financial statements.

                                       64

FUTURES CONTRACTS
----------------------------------------------------------------------------------------
                                                             NOTIONAL       UNREALIZED
  NUMBER                                                     VALUE AT     APPRECIATION/
    OF                                  EXPIRATION           6/30/02     (DEPRECIATION)
CONTRACTS  DESCRIPTION                     DATE               (USD)           (USD)
----------------------------------------------------------------------------------------
          LONG FUTURES OUTSTANDING
      2   S&P 500 Index                 September, 2002      $    495        $ (10)
     37   2 Year Treasury Note          September, 2002         7,768           73

          SHORT FUTURES OUTSTANDING
    (18)  U.S. Treasury Bond            September, 2002        (1,850)         (37)
     (3)  5 Year Treasury Note          September, 2002          (322)          (7)
    (29)  10 Year Treasury Note         September, 2002        (3,110)         (56)

                       See notes to financial statements.

     JPMORGAN CAPITAL GROWTH FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.0%
             COMMON STOCKS -- 98.9%
             APPAREL -- 1.3%
       172   Jones Apparel Group, Inc. *                               $   6,454

             BANKING -- 1.1%
       117   TCF Financial Corp.                                           5,745

             BIOTECHNOLOGY -- 2.0%
       104   Genzyme Corp. -- General Division *                           2,008
       112   ICOS Corp. *                                                  1,893
       120   IDEC Pharmaceuticals Corp. *                                  4,267
       106   Myriad Genetics, Inc. *                                       2,154
                                                                       ---------
                                                                          10,322

             BROADCASTING/CABLE -- 1.9%
       467   Charter Communications, Inc., Class A *                       1,906
       352   Mediacom Communications Corp. *                               2,745
       170   Univision Communications, Inc., Class A *                     5,345
                                                                       ---------
                                                                           9,996

             BUSINESS SERVICES -- 7.3%
       122   ChoicePoint, Inc. *                                           5,541
       271   Concord EFS, Inc. *                                           8,172
        86   CSG Systems International, Inc. *                             1,654
       151   Equifax, Inc.                                                 4,080
       159   Hewitt Associates, Inc. *                                     3,705
       178   Moody's Corp.                                                 8,835
       207   Sungard Data Systems, Inc. *                                  5,472
                                                                       ---------
                                                                          37,459

             COMPUTER NETWORKS -- 0.3%
        87   Brocade Communications Systems, Inc. *                        1,521

             COMPUTER SOFTWARE -- 8.8%
       216   Adobe Systems, Inc.                                           6,145
       114   Advent Software, Inc. *                                       2,917
       200   Affiliated Computer Services, Inc., Class A *                 9,514
       251   Citrix Systems, Inc. *                                        1,518
        80   Electronic Arts, Inc. *                                       5,291
       117   Intuit, Inc. *                                                5,797
       122   National Instruments Corp. *                                  3,982
       192   Rational Software Corp. *                                     1,579
       120   Retek, Inc. *                                                 2,911
       133   VERITAS Software Corp. *                                      2,632
       528   Wind River Systems *                                          2,645
                                                                       ---------
                                                                          44,931

             COMPUTERS/COMPUTER HARDWARE -- 1.3%
       240   Network Appliance, Inc. *                                     2,981
        96   Tech Data Corp. *                                             3,626
                                                                       ---------
                                                                           6,607

             CONSTRUCTION -- 1.0%
        88   Lennar Corp.                                                  5,361

                       See notes to financial statements.

                                       66

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS -- 1.5%
       100   American Standard Companies, Inc. *                       $   7,480

             DISTRIBUTION -- 0.9%
       127   Fastenal Co.                                                  4,872

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.2%
       103   Amphenol Corp., Class A *                                     3,701
       137   Jabil Circuit, Inc. *                                         2,888
       219   Sanmina-SCI Corp. *                                           1,384
       387   Vishay Intertechnology, Inc. *                                8,518
                                                                       ---------
                                                                          16,491

             ENTERTAINMENT/LEISURE -- 4.3%
       146   Harrah's Entertainment, Inc. *                                6,493
       200   International Speedway Corp., Class A                         8,020
       740   Park Place Entertainment Corp. *                              7,585
                                                                       ---------
                                                                          22,098

             FINANCIAL SERVICES -- 4.3%
       144   A.G. Edwards, Inc.                                            5,605
       237   AmeriCredit Corp. *                                           6,639
       240   Stilwell Financial, Inc.                                      4,372
       171   T. Rowe Price Group, Inc.                                     5,616
                                                                       ---------
                                                                          22,232

             FOOD/BEVERAGE PRODUCTS -- 2.0%
       340   Pepsi Bottling Group, Inc.                                   10,466

             HEALTH CARE/HEALTH CARE SERVICES -- 19.2%
        88   Anthem, Inc. *                                                5,911
       199   Biomet, Inc.                                                  5,386
       412   Caremark Rx, Inc. *                                           6,793
       285   Dentsply International, Inc.                                 10,504
       485   Health Management Associates, Inc., Class A *                 9,781
       192   Laboratory Corp. of America Holdings *                        8,747
       160   Manor Care, Inc. *                                            3,689
       305   Omnicare, Inc.                                                8,004
       201   Oxford Health Plans, Inc. *                                   9,343
       281   Priority Healthcare Corp., Class B *                          6,608
       118   St. Jude Medical, Inc. *                                      8,707
       109   Stryker Corp.                                                 5,838
       128   Varian Medical Systems, Inc. *                                5,190
        49   WellPoint Health Networks, Inc. *                             3,828
                                                                       ---------
                                                                          98,329

             INSURANCE -- 1.2%
       131   Radian Group, Inc.                                            6,375

             INTERNET SERVICES/SOFTWARE -- 2.9%
       112   Expedia, Inc., Class A *                                      6,640
       163   Network Associates, Inc. *                                    3,135
        70   Symantec Corp. *                                              2,296
       144   TMP Worldwide, Inc. *                                         3,090
                                                                       ---------
                                                                          15,161

                       See notes to financial statements.

                                       67

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             MULTI-MEDIA -- 1.1%
       206   Cox Radio, Inc. *                                         $   4,952
       158   Gemstar-TV Guide International, Inc. *                          853
                                                                       ---------
                                                                           5,805

             OIL & GAS -- 7.3%
        66   ENSCO International, Inc.                                     1,802
       283   FMC Technologies, Inc. *                                      5,876
       134   Nabors Industries LTD *                                       4,720
       307   Pioneer Natural Resources Co. *                               7,995
       155   Pogo Producing Co.                                            5,063
       264   Talisman Energy, Inc. (Canada)                               11,928
                                                                       ---------
                                                                          37,384

             PHARMACEUTICALS -- 5.4%
       173   AmerisourceBergen Corp.                                      13,178
       137   Gilead Sciences, Inc. *                                       4,518
       106   Medicis Pharmaceutical Corp. *                                4,528
       206   MedImmune, Inc. *                                             5,444
                                                                       ---------
                                                                          27,668

             RESTAURANTS/FOOD SERVICES -- 3.0%
       282   Brinker International, Inc. *                                 8,966
       207   CBRL Group, Inc.                                              6,312
                                                                       ---------
                                                                          15,278

             RETAILING -- 8.4%
       150   Amazon.com, Inc. *                                            2,429
       101   Barnes & Noble, Inc. *                                        2,675
       144   Bed Bath & Beyond, Inc. *                                     5,450
       142   BJ's Wholesale Club, Inc. *                                   5,459
       143   CDW Computer Centers, Inc. *                                  6,671
       158   Circuit City Stores, Inc.                                     2,966
       279   Office Depot, Inc. *                                          4,682
       222   Staples, Inc. *                                               4,369
       228   The TJX Companies, Inc.                                       4,475
        74   Whole Foods Market, Inc. *                                    3,559
                                                                       ---------
                                                                          42,735

             SEMI-CONDUCTORS -- 6.6%
       354   Altera Corp. *                                                4,816
       379   Applied Micro Circuits Corp. *                                1,793
       102   Broadcom Corp., Class A *                                     1,791
       170   Intersil Corp., Class A *                                     3,635
       121   KLA-Tencor Corp. *                                            5,334
       373   Microchip Technology, Inc. *                                 10,219
       161   Novellus Systems, Inc. *                                      5,467
       262   Vitesse Semiconductor Corp. *                                   814
                                                                       ---------
                                                                          33,869

             SHIPPING/TRANSPORTATION -- 1.9%
      284    C.H. Robinson Worldwide, Inc.                                 9,512

                       See notes to financial statements.

                                       68

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- 0.7%
       933   Allegiance Telecom, Inc. *                                $   1,708
       256   Tekelec *                                                     2,055
                                                                       ---------
                                                                           3,763
             -------------------------------------------------------------------
             Total Common Stocks                                         507,914
             (Cost $494,537)
             -------------------------------------------------------------------
             WARRANT -- 0.1%
             INTERNET SERVICES/SOFTWARE -- 0.1%
        26   Expedia, Inc., expires 02/04/09                                 748
             (Cost $0)
--------------------------------------------------------------------------------
             Total Long-Term Investments                                 508,662
             (Cost $494,537)
--------------------------------------------------------------------------------
       SHORT-TERM INVESTMENT - 1.0%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 1.0%
     5,347   JPMorgan Prime Money Market Fund (a)                          5,347
             (Cost $5,347)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                               $ 514,009
             (Cost $499,884)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN CORE EQUITY FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.1%
             COMMON STOCKS -- 98.1%
             AEROSPACE -- 0.9%
        14   United Technologies Corp.                                 $     944

             AIRLINES -- 0.5%
        29   Southwest Airlines Co.                                          464

             APPAREL -- 0.6%
        16   Jones Apparel Group, Inc. *                                     600

             AUTOMOTIVE -- 0.9%
        11   Johnson Controls, Inc.                                          930

             BANKING -- 3.0%
        32   Bank One Corp.                                                1,228
        80   U.S. Bancorp                                                  1,863
                                                                       ---------
                                                                           3,091

             BIOTECHNOLOGY -- 1.2%
        23   Amgen, Inc. *                                                   980
        21   Human Genome Sciences, Inc. *                                   280
                                                                       ---------
                                                                           1,260

             BROADCASTING/CABLE -- 0.6%
        27   Comcast Corp., Class A *                                        644

             BUSINESS SERVICES -- 1.5%
        54   Accenture LTD, Class A (Bermuda) *                            1,029
        28   Cendant Corp. *                                                 445
                                                                       ---------
                                                                           1,474

             CHEMICALS -- 2.0%
        16   Eastman Chemical Co.                                            741
        15   Lyondell Chemical Co.                                           233
        19   Praxair, Inc.                                                 1,059
                                                                       ---------
                                                                           2,033

             COMPUTER NETWORKS -- 2.7%
        18   Brocade Communications Systems, Inc. *                          309
       171   Cisco Systems, Inc. *                                         2,391
                                                                       ---------
                                                                           2,700

             COMPUTER SOFTWARE -- 3.6%
        37   BEA Systems, Inc. *                                             354
        61   Microsoft Corp. *                                             3,315
                                                                       ---------
                                                                           3,669

             COMPUTERS/COMPUTER HARDWARE -- 3.8%
        30   Dell Computer Corp. *                                           790
        33   Hewlett-Packard Co.                                             497
         9   International Business Machines Corp.                           626
        33   NCR Corp. *                                                   1,156
        30   Network Appliance, Inc. *                                       374
        73   Sun Microsystems, Inc. *                                        367
                                                                       ---------
                                                                           3,810

                       See notes to financial statements.

                                       70

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             CONSUMER PRODUCTS -- 3.7%
         6   Colgate-Palmolive Co.                                     $     305
        25   Philip Morris Companies, Inc.                                 1,083
        18   Procter & Gamble Co.                                          1,616
        22   The Gillette Co.                                                732
                                                                       ---------
                                                                           3,736

             DIVERSIFIED -- 5.4%
        91   General Electric Co.                                          2,629
       214   Tyco International LTD (Bermuda)                              2,890
                                                                       ---------
                                                                           5,519

             ENVIRONMENTAL SERVICES -- 1.3%
        51   Waste Management, Inc.                                        1,316

             FINANCIAL SERVICES -- 11.5%
        30   Capital One Financial Corp.                                   1,807
        16   Charter One Financial, Inc.                                     560
       108   Citigroup, Inc.                                               4,184
        30   Countrywide Credit Industries, Inc.                           1,467
        25   Fannie Mae                                                    1,860
        19   Goldman Sachs Group, Inc.                                     1,416
        25   The Charles Schwab Corp.                                        281
                                                                       ---------
                                                                          11,575

             FOOD/BEVERAGE PRODUCTS -- 4.2%
        28   Kraft Foods, Inc., Class A                                    1,151
        28   The Coca-Cola Co.                                             1,590
        23   Unilever NV, N.Y. Registered Shares (Netherlands)             1,490
                                                                       ---------
                                                                           4,231

             HEALTH CARE/HEALTH CARE SERVICES -- 1.8%
        10   Baxter International, Inc.                                      453
        14   Becton, Dickinson & Co.                                         493
        12   Tenet Healthcare Corp. *                                        859
                                                                       ---------
                                                                           1,805

             INSURANCE -- 5.5%
        22   Ambac Financial Group, Inc.                                   1,485
        16   American International Group, Inc.                            1,078
        26   CIGNA Corp.                                                   2,572
         9   MBIA, Inc.                                                      481
                                                                       ---------
                                                                           5,616

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
        14   Ingersoll-Rand Co., LTD, Class A (Bermuda)                      658

             MANUFACTURING -- 0.3%
         5   Danaher Corp.                                                   312

             METALS/MINING -- 1.1%
        34   Alcoa, Inc.                                                   1,111

             MULTI-MEDIA -- 3.9%
        51   AOL Time Warner, Inc. *                                         755
        24   Gannett Co., Inc.                                             1,783
        30   Gemstar-TV Guide International, Inc. *                          159

                       See notes to financial statements.

                                       71

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
         8   Tribune Co.                                               $     348
        22   Viacom, Inc., Class B *                                         954
                                                                       ---------
                                                                           3,999

             OIL & GAS -- 8.3%
         8   Anadarko Petroleum Corp.                                        399
        24   ChevronTexaco Corp.                                           2,159
        16   Conoco, Inc.                                                    453
        15   Cooper Cameron Corp. *                                          721
        24   Devon Energy Corp.                                            1,188
        78   Exxon Mobil Corp.                                             3,205
         8   Valero Energy Corp.                                             281
                                                                       ---------
                                                                           8,406

             PAPER/FOREST PRODUCTS -- 0.9%
         8   Bowater, Inc.                                                   413
         9   Temple-Inland, Inc.                                             504
                                                                       ---------
                                                                             917

             PHARMACEUTICALS -- 10.2%
        19   Abbott Laboratories                                             730
        20   Bristol-Myers Squibb Co.                                        508
        33   Eli Lilly & Co.                                               1,861
        23   Johnson & Johnson                                             1,205
        16   Medimmune, Inc. *                                               428
        60   Pfizer, Inc.                                                  2,089
        28   Pharmacia Corp.                                               1,034
        27   Schering-Plough Corp.                                           672
        35   Wyeth                                                         1,782
                                                                       ---------
                                                                          10,309

             RETAILING -- 5.8%
        13   Abercrombie & Fitch Co., Class A *                              309
         9   Costco Wholesale Corp. *                                        348
        50   Home Depot, Inc.                                              1,851
        13   Target Corp.                                                    480
        46   The TJX Companies, Inc.                                         900
        37   Wal-Mart Stores, Inc.                                         2,035
                                                                       ---------
                                                                           5,923

             SEMI-CONDUCTORS -- 3.5%
        66   Altera Corp. *                                                  900
        13   Applied Materials, Inc. *                                       253
        85   Intel Corp.                                                   1,546
        17   Linear Technology Corp.                                         525
        12   Texas Instruments, Inc.                                         287
                                                                       ---------
                                                                           3,511

             TELECOMMUNICATIONS -- 3.5%
       150   American Tower Corp., Class A *                                 518
        36   AT&T Corp.                                                      387
        61   AT&T Wireless Services, Inc. *                                  355
       149   Sprint Corp.-PCS Group *                                        666
        40   Verizon Communications, Inc.                                  1,619
                                                                       ---------
                                                                           3,545

                       See notes to financial statements.

                                       72

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT -- 1.0%
       58    Motorola, Inc.                                            $     832
        8    QUALCOMM, Inc. *                                                212
                                                                       ---------
                                                                           1,044

             TOYS & GAMES -- 1.4%
       68    Mattel, Inc.                                                  1,429

             UTILITIES -- 2.9%
       75    PG&E Corp. *                                                  1,343
       32    Pinnacle West Capital Corp.                                   1,260
       44    Sierra Pacific Resources                                        345
                                                                       ---------
                                                                           2,948
             -------------------------------------------------------------------
             Total Common Stocks                                          99,529
             (Cost $123,409)

--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.2%
 $    200    U.S. Treasury Note, 5.75%, 11/30/02 @                           203
             (Cost $205)

   SHARES
             MONEY MARKET FUND -- 1.7%
    1,719    JPMorgan Prime Money Market Fund (a)                          1,719
             (Cost $1,719)
--------------------------------------------------------------------------------
             Total Short-Term Investments                                  1,922
             (Cost $1,924)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                               $ 101,451
             (Cost $125,333)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                              NOTIONAL
  NUMBER                                                      VALUE AT      UNREALIZED
    OF                                      EXPIRATION         6/30/02     DEPRECIATION
 CONTRACTS   DESCRIPTION                       DATE             (USD)          (USD)
-----------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
       9       S&P 500 Index                September, 2002      $ 2,232         $   (33)

                       See notes to financial statements.

     JPMORGAN DISCIPLINED EQUITY FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.3%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.3%
             ADVERTISING -- 0.2%
        44   Omnicom Group                                           $     2,034

             AEROSPACE -- 1.8%
         4   General Dynamics Corp.                                          436
        43   Lockheed Martin Corp.                                         2,968
        47   The Boeing Co.                                                2,106
       189   United Technologies Corp.                                    12,840
                                                                     -----------
                                                                          18,350

             AGRICULTURAL PRODUCTION/SERVICES -- 0.0%
        20   Monsanto Co.                                                    352

             AIRLINES -- 0.1%
         4   AMR Corp. *                                                      66
        56   Delta Air Lines, Inc.                                         1,121
        17   Southwest Airlines Co.                                          267
                                                                     -----------
                                                                           1,454

             APPAREL -- 0.5%
        92   Jones Apparel Group, Inc. *                                   3,447
        37   Nike, Inc., Class B                                           1,990
                                                                     -----------
                                                                           5,437

             AUTOMOTIVE -- 2.0%
       178   Delphi Corp.                                                  2,351
        99   Ford Motor Co.                                                1,586
       164   General Motors Corp.                                          8,765
        12   Harley-Davidson, Inc.                                           631
        52   Johnson Controls, Inc.                                        4,251
        35   Lear Corp. *                                                  1,633
        69   Visteon Corp.                                                   980
                                                                     -----------
                                                                          20,197

             BANKING -- 6.0%
        55   AmSouth Bancorp                                               1,220
        27   Bank of America Corp.                                         1,928
       214   Bank One Corp.                                                8,215
        39   Compass Bancshares, Inc.                                      1,324
         3   FirstMerit Corp.                                                 88
       254   FleetBoston Financial Corp.                                   8,214
        66   GreenPoint Financial Corp.                                    3,260
        23   Hibernia Corp., Class A                                         461
        21   IndyMac Bancorp, Inc. *                                         465
        42   North Fork Bancorporation, Inc.                               1,664
         8   Northern Trust Corp.                                            330
       117   PNC Financial Services Group, Inc.                            6,127
        10   SouthTrust Corp.                                                269
        15   SunTrust Banks, Inc.                                          1,036
        28   TCF Financial Corp.                                           1,360
       680   U.S. Bancorp                                                 15,877
       248   Washington Mutual, Inc.                                       9,196
                                                                     -----------
                                                                          61,034

                       See notes to financial statements.

                                       74

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             BIOTECHNOLOGY -- 0.9%
       156   Amgen, Inc. *                                           $     6,529
       124   Human Genome Sciences, Inc. *                                 1,667
        42   Immunex Corp. *                                                 927
                                                                     -----------
                                                                           9,123

             BROADCASTING/CABLE -- 0.6%
       186   Charter Communications, Inc., Class A *                         759
       205   Comcast Corp., Class A *                                      4,894
        33   Cox Communications, Inc., Class A *                             912
                                                                     -----------
                                                                           6,565

             BUSINESS SERVICES -- 0.8%
       101   Automatic Data Processing, Inc.                               4,415
       226   Cendant Corp. *                                               3,586
        28   KPMG Consulting, Inc. *                                         421
                                                                     -----------
                                                                           8,422

             CHEMICALS -- 1.8%
        84   Air Products & Chemicals, Inc.                                4,255
        27   E.I. DuPont de Nemours & Co.                                  1,181
        41   Eastman Chemical Co.                                          1,932
        30   Lyondell Chemical Co.                                           448
        74   PPG Industries, Inc.                                          4,605
       101   Praxair, Inc.                                                 5,732
        14   The Dow Chemical Co.                                            481
                                                                     -----------
                                                                          18,634

             COMPUTER NETWORKS -- 1.7%
        66   Brocade Communications Systems, Inc. *                        1,147
     1,146   Cisco Systems, Inc. *                                        15,986
                                                                     -----------
                                                                          17,133

             COMPUTER SOFTWARE -- 4.6%
       133   BEA Systems, Inc. *                                           1,263
        27   Electronic Data Systems Corp.                                 1,014
       729   Microsoft Corp. *                                            39,882
       447   Oracle Corp. *                                                4,236
        22   Rational Software Corp. *                                       181
        25   VERITAS Software Corp. *                                        489
                                                                     -----------
                                                                          47,065

             COMPUTERS/COMPUTER HARDWARE -- 3.5%
       320   Dell Computer Corp. *                                         8,357
        82   EMC Corp. *                                                     615
       608   Hewlett-Packard Co.                                           9,290
       154   International Business Machines Corp.                        11,053
       142   NCR Corp. *                                                   4,906
       412   Sun Microsystems, Inc. *                                      2,065
                                                                     -----------
                                                                          36,286

             CONSUMER PRODUCTS -- 4.5%
         2   Black & Decker Corp.                                            106
       330   Philip Morris Companies, Inc.                                14,397
       264   Procter & Gamble Co.                                         23,575
       244   The Gillette Co.                                              8,258
                                                                     -----------
                                                                          46,336

                        See notes to financial statements

                                       75

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             DIVERSIFIED -- 4.4%
     1,316   General Electric Co.                                    $    38,232
       498   Tyco International LTD (Bermuda)                              6,723
                                                                     -----------
                                                                          44,955
             ENTERTAINMENT/LEISURE -- 0.5%
       154   Carnival Corp.                                                4,273
         9   Harrah's Entertainment, Inc. *                                  399
                                                                     -----------
                                                                           4,672
             ENVIRONMENTAL SERVICES -- 0.5%
       215   Waste Management, Inc.                                        5,601

             FINANCIAL SERVICES -- 8.9%
        15   American Express Co.                                            538
        22   AmeriCredit Corp. *                                             626
       141   Capital One Financial Corp.                                   8,608
       846   Citigroup, Inc.                                              32,775
       181   Countrywide Credit Industries, Inc.                           8,733
       251   E*Trade Group, Inc. *                                         1,373
       178   Fannie Mae                                                   13,135
        57   Freddie Mac                                                   3,507
        70   Goldman Sachs Group, Inc.                                     5,105
       116   Household International, Inc.                                 5,765
       112   Morgan Stanley Dean Witter & Co.                              4,821
        37   Stilwell Financial, Inc.                                        673
        42   T. Rowe Price Group, Inc.                                     1,384
       344   The Charles Schwab Corp.                                      3,847
                                                                     -----------
                                                                          90,890
             FOOD/BEVERAGE PRODUCTS -- 4.3%
        93   Kellogg Co.                                                   3,349
       155   Kraft Foods, Inc., Class A                                    6,339
        43   PepsiCo, Inc.                                                 2,049
        89   Sysco Corp.                                                   2,414
       381   The Coca-Cola Co.                                            21,319
       125   Unilever NV, N.Y. Registered Shares (The Netherlands)         8,100
                                                                     -----------
                                                                          43,570
             HEALTH CARE/HEALTH CARE SERVICES -- 2.8%
        10   Aetna, Inc.                                                     461
       113   Baxter International, Inc.                                    5,024
       121   Becton, Dickinson & Co.                                       4,168
         8   Biomet, Inc.                                                    203
        25   C.R. Bard, Inc.                                               1,431
       146   Guidant Corp. *                                               4,399
        89   HCA, Inc.                                                     4,213
        38   Medtronic, Inc.                                               1,637
         9   St. Jude Medical, Inc. *                                        694
        18   Stryker Corp.                                                   936
        51   Tenet Healthcare Corp. *                                      3,620
        18   WellPoint Health Networks, Inc. *                             1,416
                                                                     -----------
                                                                          28,202

                       See notes to financial statements.

                                       76

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             HOTELS/OTHER LODGING -- 0.2%
        40   Marriott International, Inc., Class A                   $     1,511
        20   Starwood Hotels & Resorts Worldwide, Inc.                       641
                                                                     -----------
                                                                           2,152

             INSURANCE -- 5.0%
        76   Ambac Financial Group, Inc.                                   5,121
       192   American International Group, Inc.                           13,120
         5   Chubb Corp.                                                     340
        88   CIGNA Corp.                                                   8,534
        78   Lincoln National Corp.                                        3,263
        75   MBIA, Inc.                                                    4,234
        28   Metlife, Inc.                                                   801
        18   Protective Life Corp.                                           589
        61   Prudential Financial, Inc. *                                  2,022
       244   The Allstate Corp.                                            9,038
        61   Torchmark Corp.                                               2,315
        64   UnumProvident Corp.                                           1,616
         9   XL Capital LTD (Bermuda), Class A                               745
                                                                     -----------
                                                                          51,738
             INTERNET SERVICES/SOFTWARE -- 0.2%
        38   eBay, Inc. *                                                  2,366

             LEASING -- 0.0%
        11   GATX Corp.                                                      337

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
        15   Caterpillar, Inc.                                               734
        21   Deere & Co.                                                     992
        87   Ingersoll-Rand Co., LTD, Class A (Bermuda)                    3,949
        11   Rockwell International Corp.                                    216
                                                                     -----------
                                                                           5,891

             MANUFACTURING -- 0.7%
        17   Cooper Industries LTD, Class A                                  684
         2   Danaher Corp.                                                   146
        28   Eaton Corp.                                                   2,066
        97   Honeywell International, Inc.                                 3,413
        11   ITT Industries, Inc.                                            777
                                                                     -----------
                                                                           7,086
             METALS/MINING -- 1.1%
        87   Alcan, Inc. (Canada)                                          3,249
       233   Alcoa, Inc.                                                   7,731
        29   Inco LTD *                                                      661
                                                                     -----------
                                                                          11,641
             MULTI-MEDIA -- 2.9%
       425   AOL Time Warner, Inc. *                                       6,247
        40   Fox Entertainment Group, Inc., Class A *                        870
        89   Gannett Co., Inc.                                             6,778
       163   Gemstar-TV Guide International, Inc. *                          876
       226   Liberty Media Corp., Class A *                                2,255
        85   Tribune Co.                                                   3,680
       196   Viacom, Inc., Class B *                                       8,714
                                                                     -----------
                                                                          29,420

                       See notes to financial statements.

                                       77

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             OIL & GAS -- 7.4%
        85   Anadarko Petroleum Corp.                                $     4,166
        88   Baker Hughes, Inc.                                            2,923
       241   ChevronTexaco Corp.                                          21,337
        92   Conoco, Inc.                                                  2,544
        73   Cooper Cameron Corp. *                                        3,535
        63   Devon Energy Corp.                                            3,124
        41   Diamond Offshore Drilling, Inc.                               1,174
       865   Exxon Mobil Corp.                                            35,408
        29   Royal Dutch Petroleum Co., N.Y. Registered
               Shares (The Netherlands)                                    1,619
        12   Transocean Sedco Forex, Inc.                                    380
                                                                     -----------
                                                                          76,210
             PAPER/FOREST PRODUCTS -- 0.2%
        57   Georgia-Pacific Corp.                                         1,397
        10   Temple-Inland, Inc.                                             555
                                                                     -----------
                                                                           1,952
             PHARMACEUTICALS -- 9.6%
       161   Abbott Laboratories                                           6,073
        54   Cardinal Health, Inc.                                         3,298
       166   Eli Lilly & Co.                                               9,368
        99   Forest Laboratories, Inc. *                                   7,009
       336   Johnson & Johnson                                            17,549
        16   McKesson Corp.                                                  510
       135   MedImmune, Inc. *                                             3,564
        93   Merck & Co., Inc.                                             4,715
       638   Pfizer, Inc.                                                 22,338
       144   Pharmacia Corp.                                               5,382
        35   Vertex Pharmaceuticals, Inc. *                                  573
       347   Wyeth                                                        17,766
                                                                     -----------
                                                                          98,145
             PIPELINES -- 0.4%
       251   Dynegy, Inc., Class A                                         1,805
       102   El Paso Corp.                                                 2,094
                                                                     -----------
                                                                           3,899
             REAL ESTATE INVESTMENT TRUST -- 0.3%
        11   Archstone-Smith Trust                                           280
        11   CarrAmerica Realty Corp.                                        333
        30   Equity Office Properties Trust                                  909
        16   General Growth Properties, Inc.                                 801
        23   ProLogis Trust                                                  585
                                                                     -----------
                                                                           2,908
             RESTAURANTS/FOOD SERVICES -- 0.6%
       136   McDonald's Corp.                                              3,860
        90   Yum! Brands, Inc. *                                           2,633
                                                                     -----------
                                                                           6,493
             RETAILING -- 7.5%
       117   Abercrombie & Fitch Co., Class A *                            2,817
        20   Albertson's, Inc.                                               612
        56   Bed Bath & Beyond, Inc. *                                     2,102
        65   CVS Corp.                                                     1,998
       125   Federated Department Stores, Inc. *                           4,970

                       See notes to financial statements.

                                       78

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
       403   Home Depot, Inc.                                        $    14,814
        93   Kohl's Corp. *                                                6,546
        85   Lowe's Companies, Inc.                                        3,845
        46   Pier 1 Imports, Inc.                                            968
        11   Sears, Roebuck & Co.                                            586
       202   Target Corp.                                                  7,690
         7   The May Department Stores Co.                                   240
       263   The TJX Companies, Inc.                                       5,155
       426   Wal-Mart Stores, Inc.                                        23,413
        28   Walgreen Co.                                                  1,062
                                                                     -----------
                                                                          76,818
             SEMI-CONDUCTORS -- 3.4%
       135   Altera Corp. *                                                1,836
        16   Analog Devices, Inc. *                                          463
       199   Applied Materials, Inc. *                                     3,789
        12   Applied Micro Circuits Corp. *                                   57
        26   Broadcom Corp., Class A *                                       461
       900   Intel Corp.                                                  16,442
        73   Linear Technology Corp.                                       2,301
        32   LSI Logic Corp. *                                               282
        34   Maxim Integrated Products, Inc. *                             1,299
        83   PMC - Sierra, Inc. *                                            767
         2   Teradyne, Inc. *                                                 42
       217   Texas Instruments, Inc.                                       5,136
        71   Xilinx, Inc. *                                                1,602
                                                                     -----------
                                                                          34,477
             SHIPPING/TRANSPORTATION -- 0.5%
        64   Burlington Northern Santa Fe Corp.                            1,914
        30   CSX Corp.                                                     1,052
        19   FedEx Corp.                                                   1,036
        15   Norfolk Southern Corp.                                          353
        18   Union Pacific Corp.                                           1,158
                                                                     -----------
                                                                           5,513
             STEEL -- 0.1%
        29   United States Steel Corp.                                       575

             TELECOMMUNICATIONS -- 4.1%
       115   American Tower Corp., Class A *                                 395
       387   AT&T Corp.                                                    4,141
       458   AT&T Wireless Services, Inc. *                                2,681
       219   BellSouth Corp.                                               6,899
       294   SBC Communications, Inc.                                      8,967
        42   Sprint Corp. - FON Group                                        445
       450   Sprint Corp. - PCS Group *                                    2,012
       418   Verizon Communications, Inc.                                 16,795
                                                                     -----------
                                                                          42,335
             TELECOMMUNICATIONS EQUIPMENT -- 0.5%
        77   Corning, Inc.                                                   273
       331   Motorola, Inc.                                                4,779
        38   Nortel Networks Corp. (Canada) *                                 54
                                                                     -----------
                                                                           5,106

                       See notes to financial statements.

                                       79

    SHARES   ISSUER                                                        VALUE
--------------------------------------------------------------------------------
             TOYS & GAMES -- 0.5%
        91   Hasbro, Inc.                                            $     1,234
       168   Mattel, Inc.                                                  3,541
                                                                     -----------
                                                                           4,775
             UTILITIES -- 2.9%
        34   Cinergy Corp.                                                 1,227
        64   Constellation Energy Group, Inc.                              1,881
        64   Dominion Resources, Inc.                                      4,243
        83   DTE Energy Co.                                                3,705
        87   Entergy Corp.                                                 3,676
       228   PG&E Corp. *                                                  4,086
        44   Pinnacle West Capital Corp.                                   1,738
        32   Potomac Electric Power Co.                                      687
        85   Progress Energy, Inc.                                         4,437
        62   Reliant Energy, Inc.                                          1,044
        41   Wisconsin Energy Corp.                                        1,046
       103   XCEL Energy, Inc.                                             1,724
                                                                     -----------
                                                                          29,494
             WHOLESALING -- 0.2%
        47   W.W. Grainger, Inc.                                           2,335
             -------------------------------------------------------------------
             Total Common Stocks                                       1,017,978
             (Cost $1,038,707)

--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS-- 0.7%
--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT
             U.S. TREASURY SECURITY -- 0.1%
 $    775    U.S. Treasury Note, 4.75%, 1/31/03 @                            788
             (Cost $786)

   SHARES
             MONEY MARKET FUND -- 0.6%
     5,778   JPMorgan Prime Money Market Fund (a)                          5,778
             (Cost $5,778)
--------------------------------------------------------------------------------
             Total Short-Term Investments                                  6,566
             (Cost $6,564)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                             $ 1,024,544
             (Cost $1,045,271)
--------------------------------------------------------------------------------

                       See notes to financial statements.

                                       80

FUTURE CONTRACTS
----------------------------------------------------------------------------------------
                                                              NOTIONAL
  NUMBER                                                      VALUE AT       UNREALIZED
    OF                                       EXPIRATION        6/30/02      APPRECIATION
 CONTRACTS   DESCRIPTION                        DATE            (USD)          (USD)
----------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
       35    S&P 500 Index                   September, 2002   $  8,663      $     103

                       See notes to financial statements.

     JPMORGAN DISCIPLINED EQUITY VALUE
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.7%
-------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             ADVERTISING -- 0.1%
        1    Omnicom Group                                               $    32

             AEROSPACE -- 2.5%
        1    General Dynamics Corp.                                          128
        4    Lockheed Martin Corp.                                           264
        3    The Boeing Co.                                                  113
        7    United Technologies Corp.                                       481
                                                                         -------
                                                                             986
             AGRICULTURAL PRODUCTION/SERVICES -- 0.0%
        1    Monsanto Co.                                                     16

             AIRLINES -- 0.2%
        1    AMR Corp.*                                                       17
        2    Delta Air Lines, Inc.                                            38
        1    Southwest Airlines Co.                                           13
                                                                         -------
                                                                              68
             APPAREL -- 0.7%
        5    Jones Apparel Group, Inc.*                                      180
        2    Nike, Inc., Class B                                              80
                                                                         -------
                                                                             260
             APPLIANCES & HOUSEHOLD DURABLES -- 0.2%
        2    Masco Corp.                                                      60

             AUTOMOTIVE -- 3.0%
        9    Delphi Corp.                                                    115
       10    Ford Motor Co.                                                  155
        9    General Motors Corp.                                            454
        1    Harley-Davidson, Inc.                                            26
        3    Johnson Controls, Inc.                                          261
        2    Lear Corp.*                                                      79
        1    Paccar, Inc.                                                     40
        3    Visteon Corp.                                                    41
                                                                         -------
                                                                           1,171
             BANKING -- 13.2%
        5    AmSouth Bancorp                                                 103
        6    Bank of America Corp.                                           443
       12    Bank One Corp.                                                  469
        2    Banknorth Group, Inc.                                            60
        1    BB&T Corp.                                                       35
        2    Compass Bancshares, Inc.                                         67
        1    FirstMerit Corp.                                                 22
       15    FleetBoston Financial Corp.                                     492
        1    Golden State Bancorp, Inc.                                       18
        5    GreenPoint Financial Corp.                                      265
        6    Hibernia Corp., Class A                                         117
        1    IndyMac Bancorp, Inc.*                                           14
        6    KeyCorp                                                         158
        2    Marshall & Ilsley Corp.                                          68

                       See notes to financial statements.

                                       82

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        2    Mellon Financial Corp.                                      $    47
        2    North Fork Bancorporation., Inc.                                 96
        2    Northern Trust Corp.                                             79
        5    PNC Financial Services Group, Inc.                              267
        3    Regions Financial Corp.                                          91
        4    SouthTrust Corp.                                                 91
        4    SunTrust Banks, Inc.                                            251
        1    TCF Financial Corp.                                              69
        1    The Bank of New York Co., Inc.                                   41
       27    U.S. Bancorp                                                    638
        2    Union Planters Corp.                                             78
        8    Wachovia Corp.                                                  305
       12    Washington Mutual, Inc.                                         427
        5    Wells Fargo & Co.                                               260
        1    Wilmington Trust Corp.                                           18
                                                                         -------
                                                                           5,089
             BIOTECHNOLOGY -- 0.3%
        2    Amgen, Inc.*                                                     71
        4    Human Genome Sciences, Inc.*                                     52
                                                                         -------
                                                                             123
             BROADCASTING/CABLE -- 1.2%
        1    Cablevision Systems Corp., Class A*                               8
        7    Charter Communications, Inc., Class A*                           30
       13    Comcast Corp., Class A*                                         305
        4    Cox Communications, Inc., Class A*                              107
                                                                         -------
                                                                             450
             BUSINESS SERVICES -- 0.4%
        0^^  Automatic Data Processing, Inc.                                   9
        7    Cendant Corp.*                                                  111
        2    KPMG Consulting, Inc.*                                           30
                                                                         -------
                                                                             150
             CHEMICALS -- 2.9%
        4    Air Products & Chemicals, Inc.                                  197
        2    E.I. DuPont de Nemours & Co.                                     93
        2    Eastman Chemical Co.                                             84
        2    Lyondell Chemical Co.                                            30
        4    PPG Industries, Inc.                                            267
        4    Praxair, Inc.                                                   199
        2    Rohm & Haas Co.                                                  85
        5    The Dow Chemical Co.                                            179
                                                                         -------
                                                                           1,134
             COMPUTER NETWORKS -- 0.4%
        2    Brocade Communications Systems, Inc.*                            37
       10    Cisco Systems, Inc.*                                            136
                                                                         -------
                                                                             173
             COMPUTER SOFTWARE -- 0.2%
        1    BEA Systems, Inc.*                                                9
        1    Citrix Systems, Inc.*                                             4
        1    Microsoft Corp.*                                                 65
                                                                         -------
                                                                              78

                       See notes to financial statements.

                                       83

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             COMPUTERS/COMPUTER HARDWARE-- 2.1%
        0^^  Dell Computer Corp.*                                        $     3
       27    Hewlett-Packard Co.                                             416
        3    International Business Machines Corp.                           245
        4    NCR Corp.*                                                      152
                                                                         -------
                                                                             816
             CONSUMER PRODUCTS -- 5.6%
        2    Black & Decker Corp.                                             82
        2    Colgate-Palmolive Co.                                           110
       13    Philip Morris Companies, Inc.                                   559
       12    Procter & Gamble Co.                                          1,107
        9    The Gillette Co.                                                312
                                                                         -------
                                                                           2,170
             DIVERSIFIED -- 0.6%
        5    General Electric Co.                                            134
        7    Tyco International LTD (Bermuda)                                100
                                                                         -------
                                                                             234
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
        3    Emerson Electric Co.                                            182

             ENTERTAINMENT/LEISURE -- 0.5%
        2    Carnival Corp.                                                   66
        2    Harrah's Entertainment, Inc.*                                    71
        4    Park Place Entertainment Corp.*                                  44
                                                                         -------
                                                                             181
             ENVIRONMENTAL SERVICES -- 0.7%
       10    Waste Management, Inc.                                          255

             FINANCIAL SERVICES -- 11.7%
        2    A.G. Edwards, Inc.                                               66
        7    American Express Co.                                            251
        1    AmeriCredit Corp.*                                               17
        3    Capital One Financial Corp.                                     171
       46    Citigroup, Inc.                                               1,776
        8    Countrywide Credit Industries, Inc.                             362
        9    E*Trade Group, Inc.*                                             49
        8    Fannie Mae                                                      620
        0^^  Freddie Mac                                                      24
        5    Goldman Sachs Group, Inc.                                       337
        4    Household International, Inc.                                   179
        1    Legg Mason, Inc.                                                 49
        2    Merrill Lynch & Co., Inc.                                        61
       10    Morgan Stanley Dean Witter & Co.                                426
        2    T. Rowe Price Group, Inc.                                        72
        9    The Charles Schwab Corp.                                         95
                                                                         -------
                                                                           4,555
             FOOD/BEVERAGE PRODUCTS -- 2.7%
        1    Hershey Foods Corp.                                              44
        3    Kellogg Co.                                                     118
        6    Kraft Foods, Inc., Class A                                      238
        2    PepsiCo, Inc.                                                    82
        3    Sysco Corp.                                                      76

                       See notes to financial statements.

                                       84

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        6    The Coca-Cola Co.                                           $   359
        0^^  The J.M. Smucker Co.                                              8
        2    Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                             110
                                                                         -------
                                                                           1,035
             HEALTH CARE/HEALTH CARE SERVICES -- 2.2%
        1    Baxter International, Inc.                                       40
        5    Becton, Dickinson & Co.                                         158
        2    Guidant Corp.*                                                   73
        5    HCA, Inc.                                                       223
        3    Tenet Healthcare Corp.*                                         207
        2    WellPoint Health Networks, Inc.*                                156
                                                                         -------
                                                                             857
             HOTELS/OTHER LODGING -- 0.3%
        2    Hilton Hotels Corp.                                              24
        2    Marriott International, Inc., Class A                            72
        1    Starwood Hotels & Resorts Worldwide, Inc.                        36
                                                                         -------
                                                                             132
             INSURANCE -- 5.8%
        3    Ambac Financial Group, Inc.                                     188
        1    American International Group, Inc.                               96
        2    Chubb Corp.                                                     135
        3    CIGNA Corp.                                                     332
        1    Hartford Financial Services Group, Inc.                          71
        0^^  Jefferson-Pilot Corp.                                             9
        2    John Hancock Financial Services, Inc.                            63
        3    Lincoln National Corp.                                          134
        5    MBIA, Inc.                                                      260
        3    Metlife, Inc.                                                    72
        1    Protective Life Corp.                                            36
        4    Prudential Financial, Inc.*                                     133
       11    The Allstate Corp.                                              415
        3    Torchmark Corp.                                                 118
        1    Travelers Property Casualty Corp., Class- A*                     16
        4    UnumProvident Corp.                                              94
        1    XL Capital LTD (Bermuda), Class A                                68
                                                                         -------
                                                                           2,240
             INTERNET SERVICES/SOFTWARE -- 0.1%
        1    eBay, Inc.*                                                      31

             LEASING -- 0.0%
        0^^  GATX Corp.                                                        9

             MACHINERY & ENGINEERING EQUIPMENT -- 1.1%
        2    Caterpillar, Inc.                                               113
        2    Deere & Co.                                                     101
        3    Ingersoll-Rand Co., LTD, Class A (Bermuda)                      141
        3    Rockwell International Corp.                                     54
                                                                         -------
                                                                             409

                       See notes to financial statements.

                                       85

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             MANUFACTURING -- 1.3%
        1    Cooper Industries LTD, Class A                              $    35
        1    Danaher Corp.                                                    40
        2    Eaton Corp.                                                     109
        5    Honeywell International, Inc.                                   180
        0^^  Illinois Tool Works, Inc.                                        20
        2    ITT Industries, Inc.                                            120
                                                                         -------
                                                                             504
             METALS/MINING -- 1.2%
        3    Alcan, Inc. (Canada)                                            109
       10    Alcoa, Inc.                                                     328
        2    Inco LTD*                                                        38
                                                                         -------
                                                                             475
             MULTI-MEDIA -- 3.2%
        2    Fox Entertainment Group, Inc., Class A*                          50
        4    Gannett Co., Inc.                                               327
        6    Gemstar-TV Guide International, Inc.*                            33
        0^^  Knight-Ridder, Inc.                                              19
       28    Liberty Media Corp., Class A*                                   280
        3    Tribune Co.                                                     139
        7    Viacom, Inc., Class B*                                          298
        6    Walt Disney Co.                                                 113
                                                                         -------
                                                                           1,259
             OIL & GAS -- 9.9%
        1    Anadarko Petroleum Corp.                                         59
       13    ChevronTexaco Corp.                                           1,115
        6    Conoco, Inc.                                                    167
        1    Cooper Cameron Corp.*                                            68
        4    Devon Energy Corp.                                              187
       54    Exxon Mobil Corp.                                             2,198
        0^^  Phillips Petroleum Co.                                            6
        1    Valero Energy Corp.                                              37
                                                                         -------
                                                                           3,837
             PAPER/FOREST PRODUCTS -- 0.8%
        1    Bowater, Inc.                                                    71
        4    Georgia-Pacific Corp.                                           108
        2    Temple-Inland, Inc.                                             104
        0^^  Weyerhaeuser Co.                                                 19
                                                                         -------
                                                                             302
             PHARMACEUTICALS -- 2.5%
        4    Abbott Laboratories                                             162
        1    Eli Lilly & Co.                                                  73
        2    Forest Laboratories, Inc.*                                      142
        3    Johnson & Johnson                                               136
        2    McKesson Corp.                                                   62
        3    MedImmune, Inc.*                                                 77
        1    Merck & Co., Inc.                                                41
        0^^  Pharmacia Corp.                                                   7
        1    Vertex Pharmaceuticals, Inc.*                                    13
        5    Wyeth                                                           271
                                                                         -------
                                                                             984

                       See notes to financial statements.

                                       86

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             PIPELINES -- 0.4%
        4    Dynegy, Inc., Class A                                       $    29
        6    El Paso Corp.                                                   129
        1    Williams Companies, Inc.                                          4
                                                                         -------
                                                                             162
             REAL ESTATE INVESTMENT TRUST -- 1.7%
        1    Apartment Investment & Management Co.                            54
        2    Archstone-Smith Trust                                            53
        1    Arden Realty, Inc.                                               26
        1    CarrAmerica Realty Corp.                                         25
        1    Crescent Real Estate Equities Co.                                11
        6    Equity Office Properties Trust                                  180
        1    Equity Residential Properties Trust                              26
        1    General Growth Properties, Inc.                                  56
        1    Kimco Realty Corp.                                               47
        1    Liberty Property Trust                                           25
        2    ProLogis Trust                                                   55
        1    Simon Property Group, Inc.                                       22
        1    The Rouse Co.                                                    30
        1    Vornado Realty Trust                                             64
                                                                         -------
                                                                             674
             RESTAURANTS/FOOD SERVICES -- 0.8%
        5    McDonald's Corp.                                                151
        5    Yum! Brands, Inc.*                                              152
                                                                         -------
                                                                             303
             RETAILING -- 3.0%
        3    Abercrombie & Fitch Co., Class A*                                82
        6    Albertson's, Inc.                                               192
        0^^  Bed Bath & Beyond, Inc.*                                         11
        0^^  CVS Corp.                                                         9
        5    Federated Department Stores, Inc.*                              195
        3    Home Depot, Inc.                                                 95
        0^^  Kohl's Corp.*                                                    14
        0^^  Limited Brands, Inc.                                              4
        1    Lowe's Companies, Inc.                                           23
        2    Pier 1 Imports, Inc.                                             38
        1    Sears, Roebuck & Co.                                             76
        5    Target Corp.                                                    175
        3    The May Department Stores Co.                                    86
        8    The TJX Companies, Inc.                                         151
                                                                         -------
                                                                           1,151
             SEMI-CONDUCTORS -- 0.3%
        0^^  Agere Systems, Inc., Class A*                                     0^^
        1    Agere Systems, Inc., Class B*                                     2
        2    Altera Corp.*                                                    24
        0^^  Intel Corp.                                                       4
        0^^  Lattice Semiconductor Corp.*                                      3
        1    Linear Technology Corp.                                          16
        1    LSI Logic Corp.*                                                 12
        0^^  Micron Technology, Inc.*                                          8
        0^^  PMC - Sierra, Inc.*                                               4

                       See notes to financial statements.

                                       87

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        0^^  Texas Instruments, Inc.                                     $     7
        2    Xilinx, Inc.*                                                    34
                                                                         -------
                                                                             114
             SHIPPING/TRANSPORTATION -- 1.2%
        4    Burlington Northern Santa Fe Corp.                              114
        2    CSX Corp.                                                        63
        2    FedEx Corp.                                                     128
        2    Norfolk Southern Corp.                                           47
        2    Union Pacific Corp.                                             127
                                                                         -------
                                                                             479
             STEEL -- 0.1%
        3    United States Steel Corp.                                        56

             TELECOMMUNICATIONS -- 6.3%
        1    Alltel Corp.                                                     56
        4    American Tower Corp., Class A*                                   15
       27    AT&T Corp.                                                      284
        8    AT&T Wireless Services, Inc.*                                    47
       15    BellSouth Corp.                                                 463
       17    SBC Communications, Inc.                                        528
        8    Sprint Corp - FON Group                                          86
        9    Sprint Corp. - PCS Group*                                        40
       24    Verizon Communications, Inc.                                    943
                                                                         -------
                                                                           2,462
             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
        3    Corning, Inc.                                                    12
        5    Lucent Technologies, Inc.                                         8
       20    Motorola, Inc.                                                  287
       10    Nortel Networks Corp. (Canada)*                                  14
                                                                         -------
                                                                             321
             TOYS & GAMES -- 0.6%
        3    Hasbro, Inc.                                                     43
        9    Mattel, Inc.                                                    182
                                                                         -------
                                                                             225
             UTILITIES -- 5.9%
        2    Ameren Corp.                                                     73
        2    American Electric Power Co., Inc.                                68
        3    Cinergy Corp.                                                    94
        1    Consolidated Edison, Inc.                                        21
        3    Constellation Energy Group, Inc.                                 91
        4    Dominion Resources, Inc.                                        291
        5    DTE Energy Co.                                                  205
        0^^  Edison International*                                             3
        9    Entergy Corp.                                                   382
        3    FirstEnergy Corp.                                                97
        1    FPL Group, Inc.                                                  42
        9    PG&E Corp.*                                                     163
        3    Pinnacle West Capital Corp.                                     119
        2    Potomac Electric Power Co.                                       39
        4    Progress Energy, Inc.                                           229

                       See notes to financial statements.

                                       88

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        2    Reliant Energy, Inc.                                        $    29
        1    TXU Corp.                                                        31
        9    Wisconsin Energy Corp.                                          217
        5    XCEL Energy, Inc.                                                82
                                                                         -------
                                                                           2,276
             WHOLESALING -- 0.5%
        4    W.W. Grainger, Inc.                                             185
             ------------------------------------------------------------------------
             Total Common Stocks                                          38,665
             (Cost $40,002)
-------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.3%
-------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.3%
      128    JPMorgan Prime Money Market Fund (a)                            128
             (Cost $128)
-------------------------------------------------------------------------------------
             Total Investments -- 100.0%                                 $38,793
             (Cost $40,130)
-------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN DIVERSIFIED FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 86.5%
-------------------------------------------------------------------------------------
             COMMON STOCKS -- 59.4%
             ADVERTISING -- 0.1%
       14    Omnicom Group                                              $    627

             AEROSPACE -- 0.9%
        3    DRS Technologies, Inc.*                                         147
       37    European Aeronautic Defence and Space Co.
               (The Netherlands) +                                           566
        3    General Dynamics Corp.                                          298
       14    Lockheed Martin Corp.                                           973
       10    The Boeing Co.                                                  432
        4    Triumph Group, Inc.*                                            172
       50    United Technologies Corp.                                     3,422
                                                                        --------
                                                                           6,010
             AGRICULTURAL PRODUCTION/SERVICES -- 0.0%
        5    Monsanto Co.                                                     93

             AIRLINES -- 0.2%
        1    AMR Corp.*                                                       22
      342    British Airways PLC (United Kingdom)+                           971
       15    Delta Air Lines, Inc.                                           296
        4    Southwest Airlines Co.                                           63
                                                                        --------
                                                                           1,352
             APPAREL -- 0.4%
       25    Jones Apparel Group, Inc.*                                      919
       12    Nike, Inc., Class B                                             660
        9    Skechers U.S.A., Inc., Class A*                                 191
       12    Tommy Hilfiger Corp. (Hong Kong)*                               176
                                                                        --------
                                                                           1,946
             APPLIANCES & HOUSEHOLD DURABLES -- 0.0%
        2    Furniture Brands International, Inc.*                            57

             AUTOMOTIVE -- 1.2%
        3    American Axle & Manufacturing Holdings, Inc.*                    81
       51    Delphi Corp.                                                    671
       30    Ford Motor Co.                                                  472
       46    General Motors Corp.                                          2,454
        8    Harley-Davidson, Inc.                                           405
       28    Honda Motor Co., LTD (Japan)+                                 1,119
       12    Johnson Controls, Inc.                                          996
       10    Lear Corp.*                                                     444
        6    Lithia Motors, Inc., Class A*                                   170
        5    Michelin (C.G.D.E.)+                                            185
        5    Monaco Coach Corp.*                                              99
       10    National R.V. Holdings, Inc.*                                    97
        2    Navistar International Corp.                                     58
        4    Oshkosh Truck Corp.                                             220
        2    Superior Industries International, Inc.                         104
       38    TI Automotive LTD+*                                               0^^
        9    Valeo SA+                                                       357
       18    Visteon Corp.                                                   261
                                                                        --------
                                                                           8,193

                       See notes to financial statements.

                                       90

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             BANKING -- 4.3%
        1    Allegiant Bancorp, Inc.                                    $     18
       13    AmSouth Bancorp                                                 282
      111    Banco Bilbao Vizcaya Argentaria SA (Spain)+                   1,254
        8    Bank of America Corp.                                           549
        8    Bank of Hawaii Corp.                                            217
       68    Bank One Corp.                                                2,624
        5    Banner Corp.                                                    119
       28    Barclays PLC+                                                   237
       26    BNP Paribas (France)+                                         1,425
        8    City National Corp.                                             437
        2    Community Bank System, Inc.                                      60
        4    Compass Bancshares, Inc.                                        148
       26    Credit Suisse Group (Switzerland)+,*                            821
        3    Cullen/Frost Bankers, Inc.                                       97
      356    Daiwa Bank Holdings, Inc. (Japan)+,*                            273
        9    Doral Financial Corp.                                           290
        1    FirstMerit Corp.                                                 22
       67    FleetBoston Financial Corp.                                   2,151
       17    GreenPoint Financial Corp.                                      820
        8    Hibernia Corp., Class A                                         152
        6    IndyMac Bancorp, Inc.*                                          125
        7    Irwin Financial Corp.                                           149
        0^^  Mizuho Holdings, Inc.+                                          317
       16    National Australia Bank LTD (Australia)+                        318
        1    National Commerce Financial Corp.                                16
       19    NetBank, Inc.*                                                  224
       11    North Fork Bancorporation., Inc.                                438
        7    Northern Trust Corp.                                            304
       31    PNC Financial Services Group, Inc.                            1,626
        3    Regions Financial Corp.                                         116
        4    Silicon Valley Bancshares*                                      111
       15    Societe Generale (France), Class A+                             988
        7    SouthTrust Corp.                                                180
        2    Southwest Bancorp of Texas, Inc.*                                79
        5    Sterling Bancshares, Inc.                                        74
        9    SunTrust Banks, Inc.                                            576
        4    TCF Financial Corp.                                             187
      166    U.S. Bancorp                                                  3,871
       32    UBS AG (Switzerland)+,*                                       1,619
      384    Uni Credito Italiano SPA (Italy)+                             1,739
        2    Union Planters Corp.                                             58
        1    Wachovia Corp.                                                   31
       69    Washington Mutual, Inc.                                       2,553
        6    Waypoint Financial Corp.                                        120
        6    West Coast Bancorp                                               97
        5    Westamerica Bancorporation                                      182
        3    Wintrust Financial Corp.                                        110
                                                                        --------
                                                                          28,204
             BIOTECHNOLOGY -- 0.5%
        1    Abgenix, Inc.*                                                   14
       55    Amgen, Inc.*                                                  2,302
        5    BioSphere Medical, Inc.*                                         21

                       See notes to financial statements.

                                       91

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        7    Charles River Laboratories International, Inc.*            $    229
       10    CuraGen Corp.*                                                   57
       33    Human Genome Sciences, Inc.*                                    441
       11    Immunex Corp.*                                                  244
        4    Integra LifeSciences Holdings Corp.*                             86
        4    Protein Design Labs, Inc.*                                       46
        4    Transkaryotic Therapies, Inc.*                                  157
                                                                        --------
                                                                           3,597
             BROADCASTING/CABLE -- 0.4%
       76    British Sky Broadcasting Group PLC
               (United Kingdom)+,*                                           728
        6    Cablevision Systems Corp.-- Rainbow Media
               Group, Class A*                                                51
       53    Charter Communications, Inc., Class A*                          217
        1    Clear Channel Communications, Inc.*                              29
       63    Comcast Corp., Class A*                                       1,494
       12    Cox Communications, Inc., Class A*                              331
                                                                        --------
                                                                           2,850
             BUSINESS SERVICES -- 0.6%
       16    Administaff, Inc.*                                              164
        4    Alliance Data Systems Corp.*                                     95
       36    Automatic Data Processing, Inc.                               1,564
       10    Brambles Industries LTD+                                         53
       65    Cendant Corp.*                                                1,034
        8    FreeMarkets, Inc.*                                              110
      188    Hays PLC (United Kingdom)+                                      441
        7    KPMG Consulting, Inc.*                                          108
       10    On Assignment, Inc.*                                            180
        9    Source Information Management Co.*                               52
       10    Spherion Corp.*                                                 115
                                                                        --------
                                                                           3,916
             CHEMICALS -- 1.1%
       23    Air Products & Chemicals, Inc.                                1,146
        6    Cytec Industries, Inc.*                                         186
       13    E.I. DuPont de Nemours & Co.                                    555
       11    Eastman Chemical Co.                                            521
       10    Lyondell Chemical Co.                                           147
       11    Millennium Chemicals, Inc.                                      150
      159    Mitsubishi Chemical Corp. (Japan)+                              370
        2    OM Group, Inc.                                                  132
       21    PPG Industries, Inc.                                          1,275
       26    Praxair, Inc.                                                 1,476
       64    Reliance Industries LTD, GDR, #,+                               701
       12    Reliance Industries LTD, GDR, #                                 142
       10    Solutia, Inc.                                                    71
        9    Symyx Technologies, Inc.*                                       118
        7    The Dow Chemical Co.                                            234
        8    Wellman, Inc.                                                   132
                                                                        --------
                                                                           7,356

                       See notes to financial statements.

                                       92

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             COMPUTER NETWORKS -- 0.7%
       18    Brocade Communications Systems, Inc.*                      $    315
      324    Cisco Systems, Inc.*                                          4,523
        0^^  SafeNet, Inc.*                                                    3
                                                                        --------
                                                                           4,841
             COMPUTER SOFTWARE -- 2.2%
        3    Activision, Inc.*                                                94
       22    BEA Systems, Inc.*                                              205
       18    Borland Software Corp.*                                         185
        4    CACI International, Inc., Class A*                              149
       10    Citrix Systems, Inc.*                                            61
        1    Computer Programs & Systems, Inc.*                               32
        8    Electronic Data Systems Corp.                                   282
        3    Embarcadero Technologies, Inc.*                                  17
        4    ManTech International Corp.*                                    103
      211    Microsoft Corp.*                                             11,537
        2    NetIQ Corp.*                                                     51
      127    Oracle Corp.*                                                 1,199
       28    Precise Software Solutions LTD (Israel)*                        267
        6    Rational Software Corp.*                                         52
        1    SRA International, Inc., Class A*                                38
        8    Tier Technologies, Inc., Class B*                               142
        2    Veridian Corp.*                                                  47
        6    VERITAS Software Corp.*                                         123
        8    Witness Systems, Inc.*                                           62
                                                                        --------
                                                                          14,646
             COMPUTERS/COMPUTER HARDWARE -- 1.8%
       97    Dell Computer Corp.*                                          2,533
       22    EMC Corp.*                                                      164
      135    Fujitsu LTD (Japan)+                                            942
      172    Hewlett-Packard Co.                                           2,621
       42    International Business Machines Corp.                         3,039
        8    Logica PLC (United Kingdom)+                                     24
       24    Maxtor Corp.*                                                   110
        3    Mercury Computer Systems, Inc.*                                  55
       39    NCR Corp.*                                                    1,349
      144    Sun Microsystems, Inc.*                                         720
        6    Synaptics, Inc.*                                                 42
                                                                        --------
                                                                          11,599
             CONSTRUCTION -- 0.2%
      145    ABB LTD (Switzerland)+,*                                      1,293
        3    Technip-Coflexip SA+                                            316
                                                                        --------
                                                                           1,609
             CONSTRUCTION MATERIALS -- 0.2%
        8    Elcor Corp.                                                     213
        7    Lafarge SA (France)+                                            664
       22    Tostem Inax Holding Corp. (Japan)+                              375
       10    Universal Forest Products, Inc.                                 231
                                                                        --------
                                                                           1,483
             CONSUMER PRODUCTS -- 2.3%
        6    Alberto-Culver Co., Class B                                     299
        1    Black & Decker Corp.                                             43

                       See notes to financial statements.

                                       93

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
       23    British American Tobacco PLC (United Kingdom)+             $    248
        7    Colgate-Palmolive Co.                                           340
       92    Philip Morris Companies, Inc.                                 4,010
       74    Procter & Gamble Co.                                          6,599
       69    Reckitt Benckiser PLC (United Kingdom)+                       1,233
       65    The Gillette Co.                                              2,195
        6    WD-40 Co.                                                       176
       12    Yankee Candle Co., Inc.*                                        314
                                                                        --------
                                                                          15,457
             CONSUMER SERVICES -- 0.0%
        8    ITT Educational Services, Inc.*                                 179

             DISTRIBUTION -- 0.0%
        3    Advanced Marketing Services, Inc.                                56
      252    Marubeni Corp. (Japan)*+                                        259
                                                                        --------
                                                                             315
             DIVERSIFIED -- 1.9%
      363    General Electric Co.                                         10,537
        1    Hutchison Whampoa LTD (Hong Kong)+                                4
      135    Tyco International LTD (Bermuda)                              1,829
      154    Wharf Holdings LTD+                                             363
                                                                        --------
                                                                          12,733
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
       11    Capstone Turbine Corp.*                                          19
        8    Coherent, Inc.*                                                 224
        4    InVision Technologies, Inc.*                                    105
       18    Koninklijke Philips Electronics NV
               (The Netherlands)+                                            506
      203    Minebea Co., LTD (Japan)+                                     1,193
       65    NEC Corp. (Japan)+                                              452
        4    OSI Systems, Inc.*                                               89
        5    Plexus Corp.*                                                    94
       16    Power-One, Inc.*                                                101
        7    Rohm Co., LTD+                                                1,015
        3    SanDisk Corp.*                                                   40
                                                                        --------
                                                                           3,838
             ENGINEERING SERVICES -- 0.0%
       30    Encompass Services Corp.*                                        17

             ENTERTAINMENT/LEISURE -- 0.3%
       43    Carnival Corp.                                                1,188
        2    Harrah's Entertainment, Inc.*                                    75
       75    P & O Princess Cruises PLC (United Kingdom)+                    476
        9    Penn National Gaming, Inc.*                                     163
       19    Scientific Games Corp., Class A*                                154
       13    Six Flags, Inc.*                                                189
        5    WMS Industries, Inc.*                                            57
                                                                        --------
                                                                           2,302
             ENVIRONMENTAL SERVICES -- 0.4%
        4    Stericycle, Inc.*                                               144
       29    Vivendi Environnement (France)+                                 903

                       See notes to financial statements.

                                       94

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        9    Waste Connections, Inc.*                                   $    287
       57    Waste Management, Inc.                                        1,482
                                                                        --------
                                                                           2,816
             FINANCIAL SERVICES -- 4.8%
        9    Aiful Corp.+                                                    593
        5    Allied Capital Corp.                                            104
        4    American Capital Strategies LTD                                 107
        6    American Express Co.                                            222
        9    American Home Mortgage Holdings, Inc.                           109
        6    AmeriCredit Corp.*                                              165
       26    Ameritrade Holding Corp., Class A*                              118
       42    Capital One Financial Corp.                                   2,534
      239    Citigroup, Inc.                                               9,264
       58    Countrywide Credit Industries, Inc.                           2,818
      190    Daiwa Securities Group, Inc. (Japan)+                         1,232
       69    E*Trade Group, Inc.*                                            379
       20    eSpeed, Inc., Class A*                                          215
       54    Fannie Mae                                                    3,960
        4    Federal Agricultural Mortgage Corp., Class C*                   118
       28    Freddie Mac                                                   1,683
       18    Goldman Sachs Group, Inc.                                     1,342
       34    Household International, Inc.                                 1,690
       15    Medallion Financial Corp.                                        80
        4    MicroFinancial, Inc.                                             28
       32    Morgan Stanley Dean Witter & Co.                              1,366
        3    New Century Financial Corp.                                      96
       24    Ocwen Financial Corp.*                                          134
       22    Prudential PLC+                                                 199
        5    R & G Financial Corp., Class B                                  117
       71    Shinhan Financial Group Co., LTD+                             1,000
       16    Stilwell Financial, Inc.                                        286
       12    T. Rowe Price Group, Inc.                                       378
      104    The Charles Schwab Corp.                                      1,159
                                                                        --------
                                                                          31,496
             FOOD/BEVERAGE PRODUCTS -- 2.8%
      146    Foster's Group LTD+                                             387
       27    Heineken Holding NV (The Netherlands), Class A+                 911
        6    Heineken NV (The Netherlands)+                                  255
       39    Interbrew (Belgium)+                                          1,110
       25    Kellogg Co.                                                     907
       41    Kraft Foods, Inc., Class A                                    1,687
       13    Numico NV (The Netherlands)+                                    285
       19    PepsiCo, Inc.                                                   901
        3    Robert Mondavi Corp., Class A*                                   91
       25    Sysco Corp.                                                     686
      238    Tesco PLC (United Kingdom)+                                     864
      116    The Coca-Cola Co.                                             6,518
        9    The J.M. Smucker Co.                                            294
       33    Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                           2,145
      190    Unilever PLC (United Kingdom)+                                1,735
                                                                        --------
                                                                          18,776

                       See notes to financial statements.

                                       95

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             HEALTH CARE/HEALTH CARE SERVICES -- 1.5%
        2    Accredo Health, Inc.*                                      $     98
        2    Advanced Neuromodulation Systems, Inc.*                          46
        6    Aetna, Inc.                                                     288
        3    American Healthways, Inc.*                                       52
       22    Amersham PLC (United Kingdom)+                                  194
        6    AMN Healthcare Services, Inc.*                                  221
       32    Baxter International, Inc.                                    1,409
       33    Becton, Dickinson & Co.                                       1,123
        2    Biomet, Inc.                                                     57
        6    C.R. Bard, Inc.                                                 334
        5    Centene Corp.*                                                  157
        5    Conceptus, Inc.*                                                 79
        2    CTI Molecular Imaging, Inc.*                                     56
        5    Eclipsys Corp.*                                                  34
       45    Guidant Corp.*                                                1,366
       24    HCA, Inc.                                                     1,150
       25    Hooper Holmes, Inc.                                             201
       10    I-STAT Corp.*                                                    35
        5    LifePoint Hospitals, Inc.*                                      170
       11    Medtronic, Inc.                                                 463
        2    Odyssey Healthcare, Inc.*                                        88
        7    Omnicare, Inc.                                                  196
        2    Priority Healthcare Corp., Class B*                              52
        6    St. Jude Medical, Inc.*                                         436
        5    Stryker Corp.                                                   284
        5    TECHNE Corp.*                                                   133
       14    Tenet Healthcare Corp.*                                       1,009
        4    Triad Hospitals, Inc.*                                          180
        6    WellPoint Health Networks, Inc.*                                436
                                                                        --------
                                                                          10,347
             HOTELS/OTHER LODGING -- 0.1%
       15    Marriott International, Inc., Class A                           571
        6    Starwood Hotels & Resorts Worldwide, Inc.                       194
        6    Station Casinos, Inc.*                                           99
                                                                        --------
                                                                             864
             INSURANCE -- 2.9%
       28    Aegon NV (The Netherlands)+                                     580
       21    Ambac Financial Group, Inc.                                   1,411
       51    American International Group, Inc.                            3,480
       74    Aviva PLC+                                                      594
       39    AXA (France)+                                                   710
        7    Chubb Corp.                                                     517
       24    CIGNA Corp.                                                   2,328
        5    HCC Insurance Holdings, Inc.                                    127
       20    Lincoln National Corp.                                          836
       20    MBIA, Inc.                                                    1,102
       22    Metlife, Inc.                                                   619
       14    Protective Life Corp.                                           458
       18    Prudential Financial, Inc.*                                     594
        5    Scottish Annuity & Life Holdings LTD (Bermuda)                   86
       62    Skandia Forsakrings AB+                                         281
        5    StanCorp Financial Group, Inc.                                  271

                       See notes to financial statements.

                                       96

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
       66    The Allstate Corp.                                         $  2,433
       17    Torchmark Corp.                                                 638
       13    UnumProvident Corp.                                             331
        4    W.R. Berkley Corp.                                              231
        5    XL Capital LTD (Bermuda), Class A                               390
        5    Zurich Financial Services AG (Switzerland)+                     929
                                                                        --------
                                                                          18,946
             INTERNET SERVICES/SOFTWARE -- 0.2%
       10    eBay, Inc.*                                                     621
       13    LendingTree, Inc.*                                              160
       18    Netegrity, Inc.*                                                109
        4    Overture Services, Inc.*                                        107
        5    Plumtree Software, Inc.*                                         23
       12    Priceline.com, Inc.*                                             33
       20    SeeBeyond Technology Corp.*                                      61
                                                                        --------
                                                                           1,114
             LEASING -- 0.0%
        8    GATX Corp.                                                      236

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
       11    Applied Industrial Technologies, Inc.                           214
       16    Caterpillar, Inc.                                               773
       10    Deere & Co.                                                     489
       14    Flowserve Corp.*                                                422
        7    IDEX Corp.                                                      240
       23    Ingersoll-Rand Co., LTD, Class A (Bermuda)                    1,067
        6    Regal-Beloit Corp.                                              142
       12    Rockwell International Corp.                                    240
        3    York International Corp.                                        111
                                                                        --------
                                                                           3,698
             MANUFACTURING -- 0.4%
        5    Actuant Corp.*                                                  198
        4    Applied Films Corp.*                                             44
        3    Armor Holdings, Inc.*                                            80
      117    BBA Group PLC (United Kingdom)+                                 489
        4    Cooper Industries LTD, Class A                                  169
        1    Danaher Corp.                                                    93
        8    Eaton Corp.                                                     582
       26    Honeywell International, Inc.                                   927
        1    Illinois Tool Works, Inc.                                        48
        4    ITT Industries, Inc.                                            275
                                                                        --------
                                                                           2,905
             METALS/MINING -- 1.0%
       25    Alcan, Inc. (Canada)                                            953
       68    Alcoa, Inc.                                                   2,237
       61    Assa Abloy AB, Class B+                                         865
        7    Inco LTD*                                                       154
        2    Liquidmetal Technologies*                                        20
        9    Mueller Industries, Inc.*                                       291
       10    Pechiney SA (France), A Shares+                                 479

                       See notes to financial statements.

                                       97

   SHARES    ISSUER                                                        VALUE
------------------------------------------------------------------------------------
       14    Valmont Industries, Inc.                                   $    278
      236    WMC LTD+                                                      1,204
                                                                        --------
                                                                           6,481
             MULTI-MEDIA-- 1.5%
      117    AOL Time Warner, Inc.*                                        1,727
        6    Crown Media Holdings, Inc., Class A*                             44
       11    Fox Entertainment Group, Inc., Class A*                         248
       24    Gannett Co., Inc.                                             1,844
       47    Gemstar-TV Guide International, Inc.*                           251
       10    Hearst-Argyle Television, Inc.*                                 219
       16    Insight Communications Co., Inc.*                               193
        7    Journal Register Co.*                                           142
       59    Liberty Media Corp., Class A*                                   589
        3    Netflix, Inc.*                                                   44
       57    Reuters Group PLC (United Kingdom)+                             304
       23    Tribune Co.                                                     987
       56    Viacom, Inc., Class B*                                        2,472
       31    Vivendi Universal SA (France)+                                  668
       19    Wolters Kluwer NV (The Netherlands)+                            360
                                                                        --------
                                                                          10,092
             OFFICE/BUSINESS EQUIPMENT -- 0.2%
       10    Global Imaging Systems, Inc.*                                   196
        8    Herman Miller, Inc.                                             155
       52    Ricoh Co., LTD+                                                 900
                                                                        --------
                                                                           1,251
             OIL & GAS -- 4.5%
       19    Anadarko Petroleum Corp.                                        932
       15    Atmos Energy Corp.                                              349
       26    Baker Hughes, Inc.                                              849
       75    BG Group PLC (United Kingdom)+                                  326
       41    Chesapeake Energy Corp.*                                        292
       70    ChevronTexaco Corp.                                           6,168
      826    CNOOC LTD (Hong Kong)+                                        1,107
       22    Conoco, Inc.                                                    606
       19    Cooper Cameron Corp.*                                           910
       21    Devon Energy Corp.                                            1,050
       23    Diamond Offshore Drilling, Inc.                                 641
        2    Energen Corp.                                                    67
      243    Exxon Mobil Corp.                                             9,960
       17    Global Industries LTD*                                          116
        7    Gulf Island Fabrication, Inc.*                                  129
        4    Hanover Compressor Co.*                                          60
        7    Lone Star Technologies*                                         154
       16    LUKOIL, ADR (Russia)+                                         1,043
        7    Premcor, Inc.*                                                  170
       10    Repsol YPF SA (Spain)+                                          112
        8    Royal Dutch Petroleum Co., N.Y. Registered Shares
               (The Netherlands)                                             437
      156    Santos LTD+                                                     565
       62    Shell Transport & Trading Co., PLC (United Kingdom)+            465
       10    Spinnaker Exploration Co.*                                      361
        4    Stone Energy Corp.*                                             175

                       See notes to financial statements.

                                       98

   SHARES    ISSUER                                                        VALUE
-----------------------------------------------------------------------------------
       13    TotalFinaElf SA (France)+                                  $  2,147
        5    Transocean Sedco Forex, Inc.                                    153
        1    Valero Energy Corp.                                              41
        4    W-H Energy Services, Inc.*                                       79
        1    Westport Resources Corp.*                                        20
        3    Willbros Group, Inc. (Panama)*                                   49
                                                                        --------
                                                                          29,533
             PACKAGING -- 0.1%
       59    Crown Cork & Seal Co., Inc.*                                    407

             PAPER/FOREST PRODUCTS -- 0.2%
        8    Aracruz Celulose SA, ADR (Brazil)                               157
       18    Buckeye Technologies, Inc.*                                     172
       18    Caraustar Industries, Inc.                                      220
        4    Domtar, Inc. (Canada)                                            42
       16    Georgia-Pacific Corp.                                           401
       35    Stora Enso OYJ (Finland), R Shares+                             487
        3    Temple-Inland, Inc.                                             168
                                                                        --------
                                                                           1,647
             PHARMACEUTICALS -- 5.2%
       50    Abbott Laboratories                                           1,875
        7    Amylin Pharmaceuticals, Inc.*                                    79
        5    AtheroGenics, Inc.*                                              39
        0^^  BioMarin Pharmaceuticals, Inc.*                                   2
       15    Cardinal Health, Inc.                                           890
       44    Chugai Pharmaceutical Co., LTD (Japan)+                         526
       52    Eli Lilly & Co.                                               2,955
        6    First Horizon Pharmaceutical Corp.*                             134
       24    Forest Laboratories, Inc.*                                    1,699
       15    GlaxoSmithKline PLC (United Kingdom)+                           328
       10    Isis Pharmaceuticals, Inc.*                                      95
       89    Johnson & Johnson                                             4,656
        2    La Jolla Pharmaceutical Co. (Restricted)*                        11
        5    La Jolla Pharmaceutical Co.*                                     30
       11    Ligand Pharmaceuticals, Inc., Class B*                          163
        4    McKesson Corp.                                                  141
       42    MedImmune, Inc.*                                              1,101
       24    Merck & Co., Inc.                                             1,205
      101    Mitsubishi Pharma Corp. (Japan)+                              1,031
       10    Neurocrine Biosciences, Inc.*                                   277
       54    Novartis AG+                                                  2,388
      181    Pfizer, Inc.                                                  6,345
       50    Pharmacia Corp.                                               1,854
       11    Ranbaxy Laboratories LTD, GDR (India)+                          204
        3    Roche Holding AG+                                               219
        9    Sanofi-Synthelabo SA+                                           534
        5    Scios, Inc.*                                                    142
        5    Taro Pharmaceutical Industries LTD (Israel)*                    128
        3    Trimeris, Inc.*                                                 130
       15    Vertex Pharmaceuticals, Inc.*                                   243
       99    Wyeth                                                         5,064
                                                                        --------
                                                                          34,488

                       See notes to financial statements.

                                       99

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             PHOTOGRAPHIC EQUIPMENT -- 0.0%
       11    Concord Camera Corp.*                                      $     54

             PIPELINES -- 0.2%
       77    Dynegy, Inc., Class A                                           556
       35    El Paso Corp.                                                   725
                                                                        --------
                                                                           1,281
             PRINTING & PUBLISHING -- 0.0%
        3    Information Holdings, Inc.*                                      78

             REAL ESTATE -- 0.1%
       52    Sun Hung Kai Properties LTD (Hong Kong)+                        395

             REAL ESTATE INVESTMENT TRUST -- 0.5%
        9    America First Mortgage Investments, Inc.                         91
        4    Annaly Mortgage Management, Inc.                                 87
        5    Anworth Mortgage Asset Corp.                                     70
        4    Archstone-Smith Trust                                            96
        5    CarrAmerica Realty Corp.                                        157
        5    Centerpoint Properties Corp.                                    284
        2    Chelsea Property Group, Inc.                                     65
       11    Cousins Properties, Inc.                                        269
        3    Developers Diversified Realty Corp.                              63
        9    Equity Office Properties Trust                                  283
        4    FBR Asset Investment Corp.                                      149
       10    General Growth Properties, Inc.                                 508
        3    Highwoods Properties, Inc.                                       88
        1    Home Properties of New York, Inc.                                54
        8    Mission West Properties, Inc.                                    92
        2    Post Properties, Inc.                                            74
       12    Prentiss Properties Trust                                       375
        6    ProLogis Trust                                                  148
       13    United Dominion Realty Trust, Inc.                              210
        7    Ventas, Inc.                                                     88
        7    Weingarten Realty Investors                                     236
                                                                        --------
                                                                           3,487
             RESTAURANTS/FOOD SERVICES -- 0.4%
       11    AFC Enterprises, Inc.*                                          335
        5    CEC Entertainment, Inc.*                                        194
       42    McDonald's Corp.                                              1,192
       30    Yum! Brands, Inc.*                                              878
                                                                        --------
                                                                           2,599
             RETAILING -- 4.0%
       14    1-800-FLOWERS.COM, Inc.*                                        157
       30    Abercrombie & Fitch Co., Class A*                               733
       21    Albertson's, Inc.                                               652
       14    Alloy, Inc.*                                                    205
       20    Bed Bath & Beyond, Inc.*                                        755
        1    Best Buy Co., Inc.*                                              51
        7    Big 5 Sporting Goods Corp.*                                     106
       45    Compagnie Financiere Richemont AG, (Switzerland)+             1,032
       18    CVS Corp.                                                       539
      180    Dixons Group PLC+                                               526

                       See notes to financial statements.

                                       100

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
        7    Duane Reade, Inc.*                                         $    231
       30    Fast Retailing Co., LTD (Japan)+                                640
       33    Federated Department Stores, Inc.*                            1,318
        8    GameStop Corp.*                                                 162
        4    Genesco, Inc.*                                                   85
      112    Home Depot, Inc.                                              4,121
        4    HOT Topic, Inc.*                                                112
       26    Kohl's Corp.*                                                 1,787
        7    Linens `N Things, Inc.*                                         217
       28    Lowe's Companies, Inc.                                        1,280
       36    Matalan PLC (United Kingdom)+                                   171
       15    Pier 1 Imports, Inc.                                            311
        2    Safeway, Inc.*                                                   58
       10    School Specialty, Inc.*                                         261
        2    Sears, Roebuck & Co.                                            119
       54    Target Corp.                                                  2,042
       11    The May Department Stores Co.                                   356
       79    The TJX Companies, Inc.                                       1,539
        3    Too, Inc.*                                                       95
        3    Ultimate Electronics, Inc.*                                      70
      113    Wal-Mart Stores, Inc.                                         6,239
        7    Walgreen Co.                                                    251
                                                                        --------
                                                                          26,221
             SEMI-CONDUCTORS -- 1.6%
       37    Altera Corp.*                                                   502
        5    ANADIGICS, Inc.*                                                 37
        5    Analog Devices, Inc.*                                           134
       61    Applied Materials, Inc.*                                      1,153
        8    Applied Micro Circuits Corp.*                                    40
        7    Asyst Technologies, Inc.*                                       139
        5    ATMI, Inc.*                                                     121
       10    August Technology Corp.*                                         95
        7    Broadcom Corp., Class A*                                        126
        3    Brooks-PRI Automation, Inc.*                                     74
        9    Exar Corp.*                                                     170
        8    Hifn, Inc.*                                                      48
      240    Intel Corp.                                                   4,378
       11    Kopin Corp.*                                                     74
       19    Lattice Semiconductor Corp.*                                    162
       19    Linear Technology Corp.                                         591
       13    LSI Logic Corp.*                                                114
        2    LTX Corp.*                                                       25
        9    Maxim Integrated Products, Inc.*                                345
        6    Monolithic System Technology, Inc.*                              69
        3    Oak Technology, Inc.*                                            13
        5    Photronics, Inc.*                                                89
       27    PMC-Sierra, Inc.*                                               252
       19    Stratos Lightwave, Inc.*                                         30
        1    Teradyne, Inc.*                                                  12
       66    Texas Instruments, Inc.                                       1,562
       26    Xilinx, Inc.*                                                   585
                                                                        --------
                                                                          10,940

                       See notes to financial statements.

                                       101

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             SHIPPING/TRANSPORTATION -- 0.3%
       19    Burlington Northern Santa Fe Corp.                         $    566
        8    CSX Corp.                                                       273
        8    FedEx Corp.                                                     401
        4    Norfolk Southern Corp.                                          101
        5    Union Pacific Corp.                                             329
                                                                        --------
                                                                           1,670
             STEEL -- 0.4%
       13    Acerinox SA (Spain)+                                            554
      677    Corus Group PLC (United Kingdom)+*                              867
      532    Kawasaki Steel Corp.+                                           692
        8    Reliance Steel & Aluminum Co.                                   258
        7    United States Steel Corp.                                       143
                                                                        --------
                                                                           2,514
             TELECOMMUNICATIONS -- 3.1%
       29    American Tower Corp., Class A*                                  101
      104    AT&T Corp.                                                    1,111
      120    AT&T Wireless Services, Inc.*                                   702
       69    BellSouth Corp.                                               2,167
        8    Boston Communications Group*                                     65
        8    C-COR.net Corp.*                                                 56
      141    China Mobile LTD+*                                              418
       47    Compania Anonima Nacional Telefonos de
               Venezuela (CANTV), ADR+                                       673
        6    Crown Castle International Corp.*                                23
        3    IDT Corp.*                                                       46
       14    ITXC Corp.*                                                      71
      ^^0    KDDI Corp. (Japan)+                                             954
      251    Koninklijke (Royal) KPN NV (The Netherlands)+*                1,174
       20    KT Corp., ADR+                                                  442
       77    Nokia OYJ (Finland)+                                          1,125
       78    SBC Communications, Inc.                                      2,388
       11    Sprint Corp - FON Group                                         115
      136    Sprint Corp. - PCS Group*                                       606
       90    Telefonica SA (Spain)+*                                         754
      129    Verizon Communications, Inc.                                  5,174
    1,465    Vodafone Group PLC (United Kingdom)+                          2,009
                                                                        --------
                                                                          20,174
             TELECOMMUNICATIONS EQUIPMENT -- 0.3%
       11    Advanced Fibre Communications, Inc.*                            185
        2    Corning, Inc.                                                     6
        8    Ectel LTD (Israel)*                                              92
        8    Harmonic, Inc.*                                                  29
       98    Motorola, Inc.                                                1,417
       48    Nortel Networks Corp. (Canada)*                                  69
        7    QUALCOMM, Inc.*                                                 187
       11    Remec, Inc.*                                                     61
        1    Spirent PLC (United Kingdom)+                                     1
                                                                        --------
                                                                           2,047
             TEXTILES -- 0.0%
        5    Mohawk Industries, Inc.*                                        278

                       See notes to financial statements.

                                       102

   SHARES    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             TOYS & GAMES -- 0.2%
       24    Hasbro, Inc.                                               $    327
       10    JAKKS Pacific, Inc.*                                            176
       44    Mattel, Inc.                                                    919
                                                                        --------
                                                                           1,422
             TRANSPORTATION -- 0.2%
        9    Arkansas Best Corp.*                                            228
       47    Exel PLC+                                                       604
       19    TPG NV (The Netherlands)+                                       423
        5    Werner Enterprises, Inc.                                         97
                                                                        --------
                                                                           1,352
             UTILITIES -- 1.7%
        8    ALLETE, Inc.                                                    215
       11    Cleco Corp.                                                     243
        1    CMS Energy Corp.                                                 14
       19    Constellation Energy Group, Inc.                                549
       20    Dominion Resources, Inc.                                      1,324
       21    DTE Energy Co.                                                  937
       33    Entergy Corp.                                                 1,407
        1    FirstEnergy Corp.                                                33
      146    Hong Kong Electric Holdings+                                    544
       82    Iberdrola SA (Spain)+                                         1,189
       71    PG&E Corp.*                                                   1,268
       11    Pinnacle West Capital Corp.                                     427
        9    Potomac Electric Power Co.                                      198
       22    Progress Energy, Inc.                                         1,160
       24    Reliant Energy, Inc.                                            406
       97    Scottish Power PLC (United Kingdom)+                            520
       41    Sierra Pacific Resources                                        318
       11    Wisconsin Energy Corp.                                          273
       31    XCEL Energy, Inc.                                               513
                                                                        --------
                                                                          11,538
             WHOLESALING -- 0.1%
       11    W.W. Grainger, Inc.                                             551
             ------------------------------------------------------------------------
             Total Common Stocks                                         394,918
             (Cost $375,819)
             ------------------------------------------------------------------------
             PREFERRED STOCKS -- 0.1%
             MULTI-MEDIA -- 0.1%
      162    News Corp., LTD+                                                744
             (Cost $1,175)

             INVESTMENT COMPANY -- 0.0%
        4    Gladstone Capital Corp.                                          80
             (Cost $67)

                       See notes to financial statements.

                                       103

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 1.0%
             U.S. Treasury Notes & Bonds,
$     500      3.50%, 11/15/06+@                                        $    491
      675      5.38%, 2/15/31+                                               661
      500      6.00%, 8/15/04+@                                              531
      100      6.13%, 11/15/27+                                              106
      875      6.25%, 5/15/30+                                               948
    9,170      PO, 0.00%, 11/15/15+                                        4,313
             ------------------------------------------------------------------------
             Total U.S. Treasury Securities                                7,050
             (Cost $6,520)
             ------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITY -- 0.9%
   5,160     Federal National Mortgage Association,
               7.13%, 1/15/30+                                             5,778
             (Cost $5,550)

             FOREIGN GOVERNMENT SECURITIES -- 0.6%
             Federal Republic of Brazil (Brazil),
      259      8.00%, 4/15/14+                                               163
        5      11.00%, 1/11/12+                                                3
      335      11.00%, 8/17/40+                                              191
      100      11.50%, 3/12/08+                                               67
      124      FRN, 3.13%, 4/15/09+                                           78
             National Republic of Bulgaria (Bulgaria),
      206      FRN, 2.81%, 7/28/11+                                          182
      210      Ser. A, FRN, 2.81%, 7/28/12+                                  190
       61    Republic of Colombia (Colombia), 9.75%, 4/9/11                   62
             Republic of Peru (Peru),
      366      FRN, 4.50%, 3/7/17                                            266
      210      Regulation S, 9.13%, 2/21/12                                  190
             Republic of Philippines (Philippines),
      210      8.38%, 3/12/09                                                209
       50      10.63%, 3/16/25                                                52
             Republic of Turkey (Turkey),
      170      11.88%, 1/15/30                                               144
       95      12.38%, 6/15/09                                                88
             Russian Federation (Russia),
      175      8.25%, 3/31/10                                                174
       70      10.00%, 6/26/07                                                75
       50      11.00%, 7/24/18                                                54
      315      SUB, 5.00%, 3/31/30                                           219
             United Mexican States (Mexico),
      210      7.50%, 1/14/12                                                208
      145      8.13%, 12/30/19                                               141
      265      9.88%, 2/1/10                                                 297
      150      11.38%, 9/15/16                                               186
      250      MTN, 8.30%, 8/15/31                                           243
      210      MTN, 8.50%, 2/1/06                                            224
             ------------------------------------------------------------------------
             Total Foreign Government Securities                           3,706
             (Cost $3,968)
             ------------------------------------------------------------------------

                       See notes to financial statements.

                                       104

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             CORPORATE NOTES & BONDS -- 8.0%
             ADVERTISING -- 0.0%
$     195    Lamar Advertising Co., 8.63%, 9/15/07+                     $    201

             AEROSPACE -- 0.1%
      210    BE Aerospace, Inc., Ser. B, 8.88%, 5/1/11+                      196
       90    Northrop Grumman Corp., 7.75%, 2/15/31+                          97
      195    Raytheon Co., 6.55%, 3/15/10+                                   200
                                                                        --------
                                                                             493
             AIRLINES -- 0.3%
    2,168    US Airways, Inc., 7.08%, 3/20/21+                             2,168

             APPAREL -- 0.0%
      140    Levi Strauss & Co., 11.63%, 1/15/08+                            133

             AUTOMOTIVE -- 0.6%
      535    DaimlerChrysler NA Holding Corp., 7.75%, 1/18/11+               576
             Ford Motor Credit Co.,
      365      7.38%, 2/1/11+                                                369
    1,735      7.88%, 6/15/10+                                             1,803
             General Motors Acceptance Corp.,
       60      6.88%, 9/15/11+                                                59
    1,130      7.25%, 3/2/11+                                              1,156
                                                                        --------
                                                                           3,963
             BANKING -- 1.5%
      520    Abbey National Capital Trust I, FRN, 8.96%,
               12/31/49+                                                     600
    1,270    Bank of America Corp., 7.40%, 1/15/11+                        1,390
      365    Bank One Corp., 7.88%, 8/1/10+                                  410
      675    Barclays Bank PLC (United Kingdom), FRN, #,
               8.55%, 12/31/49+                                              776
      575    BNP Paribas Capital Trust, FRN, #, 9.00%,
               12/31/49+                                                     668
      335    Dresdner Funding Trust I, #, 8.15%, 6/30/31+                    363
      765    First Union National Bank, 7.80%, 8/18/10+                      857
      385    National Australia Bank LTD (Australia) (Yankee),
               Ser. A, 8.60%, 5/19/10+                                       453
    1,095    Regions Financial Corp., 7.00%, 3/1/11+                       1,167
             Royal Bank of Scotland Group PLC
               (United Kingdom),
      275      FRN, 7.65%, 12/31/49+                                         287
    1,000      7.82%, 12/31/49+                                            1,086
      175    Standard Chartered Bank (United Kingdom), #,
               8.00%, 5/30/31+                                               178
      475    SunTrust Banks, Inc., 6.38%, 4/1/11+                            493
      290    U.S. Bank National Association, 6.38%, 8/1/11+                  301
                                                                        --------
                                                                           9,029
             BROADCASTING/CABLE -- 0.2%
      195    British Sky Broadcasting Group PLC
               (United Kingdom) (Yankee), 8.20%, 7/15/09                     192

                       See notes to financial statements.

                                       105

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp.,
$     240      8.25%, 4/1/07+                                           $    161
      120      11.13%, 1/15/11+                                               83
      110    Clear Channel Communications, Inc., 7.65%,
               9/15/10+                                                      108
      195    Comcast Cable Communications, Inc., 7.13%,
               6/15/13+                                                      173
      345    Cox Communications, Inc., 7.75%, 11/1/10+                       329
      220    Mediacom LLC/Mediacom Capital Corp., 9.50%,
               1/15/13+                                                      183
                                                                        --------
                                                                           1,229
             BUSINESS SERVICES -- 0.0%
      195    Iron Mountain, Inc., 8.63%, 4/1/13+                             200

             CHEMICALS -- 0.1%
      195    Huntsman International LLC, #, 9.88%, 3/1/09+                   195
      205    Lyondell Chemical Co., 11.13%, 7/15/12                          203
                                                                        --------
                                                                             398
             CONSTRUCTION -- 0.1%
      200    Beazer Homes USA, Inc., #, 8.38%, 4/15/12+                      201
      265    D.R. Horton, Inc., 9.75%, 9/15/10+                              274
                                                                        --------
                                                                             475
             CONSUMER PRODUCTS -- 0.0%
      255    Playtex Products, Inc., 9.38%, 6/1/11+                          270

             CONSUMER SERVICES -- 0.1%
      325    United Rentals North America, Inc., Ser. B, 10.75%,
               4/15/08+                                                      346

             DIVERSIFIED -- 0.2%
    1,075    General Electric Capital Corp., MTN, 5.88%, 2/15/12+          1,076

             ENTERTAINMENT/LEISURE -- 0.0%
      210    Six Flags, Inc., SUB, 0.00%, 4/1/08+                            202

             ENVIRONMENTAL SERVICES -- 0.0%
      195    Allied Waste North America, Ser. B, 10.00%, 8/1/09              192

             FINANCIAL SERVICES -- 1.6%
      675    CIT Group, Inc., 7.75%, 4/2/12+                                 668
    1,440    Citigroup, Inc., 7.25%, 10/1/10+                              1,563
             Credit Suisse First Boston USA, Inc.,
       30      6.13%, 11/15/11+                                               29
      245      6.50%, 1/15/12+                                               248
      280    Goldman Sachs Group, Inc., 6.60%, 1/15/12+                      285
             Household Finance Corp.,
      270      6.75%, 5/15/11+                                               270
      245      7.00%, 5/15/12+                                               243
      625      8.00%, 7/15/10+                                               667

                       See notes to financial statements.

                                       106

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             HSBC Capital Funding LP, (Channel Islands)
$     645      FRN, #, 9.55%, 12/29/49+                                 $    759
      315      FRN, #, 10.18%, 12/29/49+                                     403
      690    ING Capital Funding Trust III, 8.44%, 12/31/49+                 771
      750    McKesson Financial of Canada (Canada), #, 6.55%,
               11/1/02+                                                      753
      415    Pemex Project Funding Master Trust, 8.50%,
               2/15/08                                                       431
             Targeted Return Index (TRAINS),
      495      Ser. 2002-5, FRN, #, 6.00%, 1/25/07+                          508
      990      Ser. 2002-10, FRN, #, 6.86%, 1/15/12+                       1,040
      915    UBS Preferred Funding Trust I, FRN, 8.62%,
               12/31/49+                                                   1,048
      395    Washington Mutual Bank FA, 6.88%, 6/15/11+                      414
                                                                        --------
                                                                          10,100
             FOOD/BEVERAGE PRODUCTS -- 0.1%
      195    ConAgra Foods, Inc., 6.75%, 9/15/11+                            205
      260    Del Monte Corp., Ser. B, 9.25%, 5/15/11+                        273
      250    Fleming Companies, Inc., Ser. D, 10.63%, 7/31/07+               245
      205    Kraft Foods, Inc., 6.25%, 6/1/12+                               210
                                                                        --------
                                                                             933
             HEALTH CARE/HEALTH CARE SERVICES -- 0.1%
      190    Alliance Imaging, Inc., 10.38%, 4/15/11+                        204
      255    Tenet Healthcare Corp., 6.38%, 12/1/11+                         256
                                                                        --------
                                                                             460
             HOTELS/OTHER LODGING -- 0.1%
      160    Mandalay Resort Group, Ser. B, 10.25%, 8/1/07+                  171
      510    MGM Mirage, Inc., 8.38%, 2/1/11+                                521
      205    Starwood Hotels & Resorts Worldwide, Inc., #,
               7.88%, 5/1/12+                                                203
                                                                        --------
                                                                             895
             INSURANCE -- 0.1%
      185    AXA (France), 8.60%, 12/15/30+                                  213
      390    Metlife, Inc., 6.13%, 12/1/11+                                  398
             Nationwide Financial Services, Inc.,
       75      5.90%, 7/1/12+                                                 75
      110      6.25%, 11/15/11+                                              111
                                                                        --------
                                                                             797
             MULTI-MEDIA -- 0.2%
      815    AOL Time Warner, Inc., 7.63%, 4/15/31+                          713
             Echostar DBS Corp.,
       90      #, 9.13%, 1/15/09                                              80
      110      9.38%, 2/1/09                                                 100
      475    News America Holdings, 7.75%, 12/1/45+                          434
                                                                        --------
                                                                           1,327
             OIL & GAS -- 0.5%
       95    Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
               11/1/31                                                       101
      315    Amerada Hess Corp., 7.88%, 10/1/29                              343

                       See notes to financial statements.

                                       107

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
$     225    Anadarko Finance Co., Ser. B, 6.75%, 5/1/11                $    235
      470    Anadarko Petroleum Corp., 6.13%, 3/15/12                        471
      210    Chesapeake Energy Corp., 8.13%, 4/1/11                          205
      325    Conoco Funding Co., 7.25%, 10/15/31                             346
      130    Devon Financing Corp. ULC, 7.88%, 9/30/31                       139
      440    Lasmo USA, Inc., 7.30%, 11/15/27                                480
      320    Occidental Petroleum Corp., 6.75%, 1/15/12                      337
      455    Transocean, Inc., 6.63%, 4/15/11                                468
      355    Valero Energy Corp., 6.88%, 4/15/12                             365
                                                                        --------
                                                                           3,490
             PACKAGING -- 0.0%
      205    Owens-Brockway Glass Container Corp., #, 8.88%,
               2/15/09+                                                      206

             PAPER/FOREST PRODUCTS -- 0.1%
      325    International Paper Co., 6.75%, 9/1/11+                         335
      160    MeadWestvaco Corp., 6.85%, 4/1/12+                              166
       40    Westvaco Corp., 8.20%, 1/15/30+                                  45
      335    Weyerhaeuser Co., #, 6.75%, 3/15/12+                            344
                                                                        --------
                                                                             890
             PIPELINES -- 0.2%
      365    Dynegy Holdings, Inc., 6.88%, 7/15/02                           363
      550    El Paso Corp., 7.00%, 5/15/11                                   524
      125    TransCanada Pipelines LTD (Canada) (Yankee),
               8.63%, 5/15/12                                                146
                                                                        --------
                                                                           1,033
             REAL ESTATE INVESTMENT TRUST -- 0.1%
      205    FelCor Lodging LP, #, 9.50%, 9/15/08+                           207
      235    Ventas Realty LP/Ventas Capital Corp., #, 8.75%,
               5/1/09+                                                       239
                                                                        --------
                                                                             446
             RESTAURANTS/FOOD SERVICES -- 0.0%
      205    Yum! Brands, Inc, 8.88%, 4/15/11+                               217

             RETAILING -- 0.3%
      160    Albertson's, Inc., 7.50%, 2/15/11+                              174
      245    Federated Department Stores, Inc., 7.00%,
               2/15/28+                                                      240
       90    Great Atlantic & Pacific Tea, Inc., 9.13%,
               12/15/11+                                                      84
      215    Ingles Markets, Inc., 8.88%, 12/1/11+                           212
      150    Kroger Co., 8.00%, 9/15/29+                                     166
      475    Lowe's Companies, Inc., 6.88%, 2/15/28+                         479
      440    Safeway, Inc., 6.50%, 3/1/11+                                   451
                                                                        --------
                                                                           1,806
             SEMI-CONDUCTORS -- 0.0%
      170    Fairchild Semiconductor International, Inc., 10.50%,
               2/1/09+                                                       181

                       See notes to financial statements.

                                       108

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             SHIPPING/TRANSPORTATION -- 0.2%
             Burlington Northern Santa Fe Corp.,
$      85      6.75%, 7/15/11+                                          $     89
      235      7.08%, 5/13/29+                                               241
      285    CSX Corp., 6.30%, 3/15/12+                                      290
      460    Norfolk Southern Corp., 6.75%, 2/15/11+                         484
      450    Union Pacific Corp., 6.50%, 4/15/12+                            466
                                                                        --------
                                                                           1,570
             STEEL -- 0.0%
      195    AK Steel Corp., #, 7.75%, 6/15/12+                              194

             TELECOMMUNICATIONS -- 0.7%
      265    American Tower Corp., 9.38%, 2/1/09                             146
      525    AT&T Corp., 6.50%, 3/15/29                                      342
             AT&T Wireless Services, Inc.,
      535      7.88%, 3/1/11                                                 435
       30      8.13%, 5/1/12                                                  24
      455    British Telecom PLC (United Kingdom), SUB, 8.37%,
               12/15/10+                                                     490
             Crown Castle International Corp.,
      190      9.38%, 8/1/11                                                 120
       85      10.75%, 8/1/11                                                 56
      210    Deutsche Telekom International Finance BV (The
               Netherlands), SUB, 8.25%, 6/15/30                             190
      700    France Telecom (France), SUB, #, 8.25%, 3/1/11                  619
             Nextel Communications, Inc.,
      320      9.38%, 11/15/09                                               162
       30      9.50%, 2/1/11                                                  15
      190    Qwest Capital Funding, Inc., 7.25%, 2/15/11                     105
      115    Rogers Wireless Communications, Inc. (Canada),
               9.63%, 5/1/11                                                  75
      300    SBC Communications, Inc., 5.88%, 2/1/12                         300
      765    Sprint Capital Corp., 7.63%, 1/30/11                            640
      505    TCI Communications, Inc., 7.88%, 2/15/26+                       430
      560    Verizon Global Funding Corp., #, 7.75%, 12/1/30+                549
             Worldcom, Inc.,
        1      7.50%, 5/15/11                                                  0^^
        1      8.00%, 5/15/06                                                  0^^
                                                                        --------
                                                                           4,698
             UTILITIES -- 0.5%
      240    Calpine Corp., 8.50%, 2/15/11                                   157
      400    Constellation Energy Group, Inc., 7.00%, 4/1/12                 416
      535    Dominion Resources, Inc., Ser. A, 8.13%, 6/15/10                597
      185    Duke Energy Corp., 6.25%, 1/15/12                               188
      155    FirstEnergy Corp., Ser. B, 6.45%, 11/15/11                      148
      185    MidAmerican Energy Holdings Co., 6.75%, 12/30/31                180
             National Rural Utilities Cooperative Finance Corp.,
      145      6.00%, 5/15/06+                                               150
      200      MTN, Ser. C, 7.25%, 3/1/12                                    212
      285    NiSource Finance Corp., 7.88%, 11/15/10+                        294
      235    Oncor Electric Delivery Co., #, 6.38%, 5/1/12                   240

                       See notes to financial statements.

                                       109

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
$     455    Progress Energy, Inc., 6.85%, 4/15/12                      $    474
      270    PSEG Power LLC, 7.75%, 4/15/11                                  285
      205    TXU Corp., Ser. J, 6.38%, 6/15/06                               210
                                                                        --------
                                                                           3,551
             ---------------------------------------------------------------------
             Total Corporate Notes & Bonds                                53,169
             (Cost $53,450)
             ---------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 13.2%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
      138    General Electric Capital Mortgage Services, Inc., Ser.
               1995-10, Class B2, 7.00%, 10/25/10+                           139
    2,500    SACO I, Inc., Ser. 1997-2, Class 1A5, #, 7.00%,
               8/25/36+                                                    2,567
                                                                        --------
                                                                           2,706
             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 12.8%
             Federal Home Loan Mortgage Corp.,
    6,495      Gold Pool W10004, 6.90%, 12/1/10+                           6,902
    1,000      TBA, 6.00%, 7/15/17                                         1,021
   11,500      TBA, 6.00%, 7/15/32                                        11,475
   14,500      TBA, 6.50%, 7/15/32                                        14,794
             Federal National Mortgage Association,
    2,742      Pool 415536, 6.50%, 3/1/28+                                 2,801
    3,000      TBA, 6.00%, 7/25/17                                         3,059
    8,975      TBA, 6.00%, 7/15/32                                         8,953
   13,500      TBA, 6.50%, 8/25/32                                        13,703
    6,145      TBA, 7.00%, 7/25/32                                         6,364
             Government National Mortgage Association,
       61      Pool 447223, 8.50%, 6/15/27                                    65
      581      Pool 455539, 8.50%, 9/15/27+                                  624
      290      Pool 455565, 8.50%, 9/15/27+                                  311
   13,000      TBA, 6.50%, 7/15/32                                        13,261
    1,500      TBA, 6.50%, 7/15/32                                         1,530
                                                                        --------
                                                                          84,863
             ---------------------------------------------------------------------
             Total Residential Mortgage Backed Securities                 87,569
             (Cost $86,378)
             ---------------------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.4%
             Credit Suisse First Boston Mortgage Securities Corp.,
      470      Ser. 1999-C1, Class A2, 7.29%, 9/15/09+                       520
      120      Ser. 2001-CK1, Class A3, 6.38%, 12/16/35+                     126
    6,000    Merrill Lynch Mortgage Investors, Inc., Ser. 1998-C2,
               Class A2, 6.39%, 2/15/30+                                   6,346
    8,220    PNC Mortgage Acceptance Corp., Ser. 2000-C1,
               Class A2, 7.61%, 2/15/10+                                   9,218
             ---------------------------------------------------------------------
             Total Commercial Mortgage Backed Securities                  16,210
             (Cost $14,734)
             ---------------------------------------------------------------------

                       See notes to financial statements.

                                       110

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
             ASSET BACKED SECURITIES -- 0.9%
$   1,212    EQCC Home Equity Loan Trust, Ser. 1997-3, Class A8,
               6.41%, 12/15/04                                           $ 1,250
    5,000    Ford Credit Auto Owner Trust, Ser. 2000-D, Class A4,
               7.13%, 7/15/04+                                             5,008
             ------------------------------------------------------------------------
             Total Asset Backed Securities                                 6,258
             (Cost $6,221)
-------------------------------------------------------------------------------------
             Total Long-Term Investments                                 575,482
             (Cost $553,882)
-------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS - 13.5%
-------------------------------------------------------------------------------------
             U.S. TREASURY SECURITY -- 0.2%
    1,124    U.S. Treasury Bill, 1.72%, 9/5/02+@                           1,121
             (Cost $1,120)

             U.S. GOVERNMENT AGENCY SECURITY -- 0.6%
    4,300    Federal National Mortgage Association, DN,
               1.74%, 7/10/02+                                             4,298
             (Cost $4,298)

             COMMERCIAL PAPER -- 7.5%
    4,300    Alpine Securitzation Corp., 1.80%, 8/19/02+                   4,290
    4,300    BCI Funding Corp., 1.79%, 7/22/02+                            4,295
    4,300    Blue Ridge Asset Funding Corp., 1.80%, 7/16/02+               4,296
    4,400    CDC, 1.77%, 7/17/02+                                          4,397
    4,300    Citibank Credit Card, 1.78%, 7/9/02+                          4,298
    4,300    Corporate Asset Funding, 1.79%, 7/25/02+                      4,295
    2,200    Credit Suisse First Boston Mortgage Securities
               Corp., 1.75%, 7/15/02+                                      2,198
    4,300    Den Norske Bank (Norway), 1.79%, 7/10/02+                     4,298
    4,300    Dexia Delaware LLC, 1.78%, 7/12/02+                           4,297
    4,300    Nordea North America, Inc., 1.78%, 7/23/02+                   4,295
    4,400    Pold Line Funding, 1.79%, 7/18/02+                            4,396
    4,400    San Paolo US Financial Co. (Italy), 1.75%, 7/1/02+            4,400
             ------------------------------------------------------------------------
             Total Commercial Paper                                       49,755
             (Cost $49,757)
             ------------------------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 5.2%
   34,909    JPMorgan Prime Money Market Fund (a)+                        34,909
             (Cost $34,909)
-------------------------------------------------------------------------------------
             Total Short-Term Investments                                 90,083
             (Cost $90,084)
-------------------------------------------------------------------------------------
             Total Investments -- 100.0%                                $665,565
             (Cost $643,966)
-------------------------------------------------------------------------------------

                       See notes to financial statements.

FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                               NOTIONAL      UNREALIZED
 NUMBER                                                        VALUE AT     APPRECIATION/
   OF                                      EXPIRATION           6/30/02     (DEPRECIATION)
CONTRACTS   DESCRIPTION                       DATE               (USD)           (USD)
-----------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
   230      2 Year U.S. Treasury Notes     September, 2002     $ 48,289        $ 499
    28      DJ Euro Index                  September, 2002          873           (3)
     9      FTSE 100 Index                 September, 2002          638           (5)
     6      TOPIX Index                    September, 2002          510          (17)
            SHORT FUTURES OUTSTANDING
    (2)     2 Year U.S. Treasury Notes     September, 2002         (206)          (4)
  (126)     5 Year U.S. Treasury Notes     September, 2002      (13,535)        (218)
  (155)     10 Year U.S. Treasury Notes    September, 2002      (16,621)        (406)
    (3)     Eurodollar                     September, 2002         (735)          (9)
    (3)     Eurodollar                     December, 2002          (733)         (12)
    (3)     Eurodollar                     March, 2003             (729)         (13)
    (3)     Eurodollar                     June, 2003              (725)         (12)
    (3)     Eurodollar                     September, 2003         (720)         (10)
    (3)     Eurodollar                     December, 2003          (717)          (9)
    (3)     Eurodollar                     March, 2004             (715)          (8)

                       See notes to financial statements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------------------
                                                                         NET UNREALIZED
                                         SETTLEMENT         VALUE        APPRECIATION/
                        SETTLEMENT          VALUE        AT 6/30/02      (DEPRECIATION)
  CONTRACTS TO BUY         DATE             (USD)           (USD)             (USD)
-------------------------------------------------------------------------------------------
     1,174  EUR          7/18/02            $1,123          $1,159             $ 36
     2,130  GBP          7/18/02             3,139           3,243              104
    91,819  JPY          7/18/02               740             767               27
     3,850  NOK          7/18/02               490             512               22
     2,350  SEK          7/18/02               243             255               12
     1,521  SGD          7/18/02               852             861                9
                                            ------          ------             ----
                                            $6,587          $6,797             $210
                                            ======          ======             ====

                                                                         NET UNREALIZED
                                         SETTLEMENT         VALUE        APPRECIATION/
                        SETTLEMENT          VALUE        AT 6/30/02      (DEPRECIATION)
  CONTRACTS TO SELL        DATE             (USD)           (USD)             (USD)
-------------------------------------------------------------------------------------------
     1,850  AUD          7/18/02           $1,046          $1,037           $   9
     4,395  CHF          7/18/02            2,826           2,954            (128)
       450  EUR          7/18/02              433             444             (11)
     3,509  HKD          7/18/02              450             450              --
    50,898  JPY          7/18/02              411             425             (14)
                                           ------          ------           -----
                                           $5,166          $5,310           $(144)
                                           ======          ======           =====

SWAP CONTRACT
-------------------------------------------------------------------------------------------------------
                                                                       UNDERLYING
                                                         EXPIRATION     NOTIONAL        UNREALIZED
DESCRIPTION                                                 DATE          VALUE        DEPRECIATION
-------------------------------------------------------------------------------------------------------
Interest Rate Swap with Goldman Sachs
Capital Markets, swap price lock on U.S.
Treasury Note, payment at maturity, 4.375%,
05/15/07, price less 102.35, JPM receives
 positive, pays negative                                 07/11/02        $12,000           $(126)

                       See notes to financial statements.

Summary of Investments by Country, June 30, 2002

COUNTRY                                       % OF INVESTMENT SECURITIES
----------------------------------------------------------------------------
United States                                             85.9%
United Kingdom                                             2.5%
Japan                                                      1.9%
France                                                     1.5%
Switzerland                                                1.4%
The Netherlands                                            1.2%
Australia                                                  0.6%
Hong Kong                                                  0.6%
Norway                                                     0.6%
Spain                                                      0.6%
Other (below 0.5%)                                         3.2%
----------------------------------------------------------------------------
Total                                                    100.0%
----------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN DYNAMIC SMALL CAP FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in Thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.5%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 98.5%
             AEROSPACE -- 2.6%
        45   Alliant Techsystems, Inc.*                          $ 2,880
        35   Engineered Support Systems, Inc.                      1,815
                                                                 -------
                                                                   4,695
             AIRLINES -- 1.1%
        90   Atlantic Coast Airlines Holdings, Inc.*               1,962

             APPAREL -- 2.4%
        48   Coach, Inc.*                                          2,658
        80   Tropical Sportswear International Corp.*              1,777
                                                                 -------
                                                                   4,435
             AUTOMOTIVE -- 3.1%
        72   Gentex Corp.*                                         1,988
        29   Lithia Motors, Inc., Class A*                           781
        66   O'Reilly Automotive, Inc.*                            1,805
        22   Winnebago Industries, Inc.                              972
                                                                 -------
                                                                   5,546
             BANKING -- 6.7%
        40   Commerce Bancorp., Inc.                               1,746
        58   East-West Bancorp., Inc.                              1,995
        88   FNB Corp.                                             2,425
        31   Southwest Bancorp of Texas, Inc.*                     1,130
        59   Texas Regional Bancshares, Class A                    2,912
        57   UCBH Holdings, Inc.                                   2,148
                                                                 -------
                                                                  12,356
             BIOTECHNOLOGY -- 1.9%
        33   Cephalon, Inc.*                                       1,474
        33   Enzon, Inc.*                                            805
        69   Inhale Therapeutic Systems, Inc.*                       682
        29   Molecular Devices Corp.*                                523
                                                                 -------
                                                                   3,484
             BROADCASTING/CABLE -- 1.0%
       144   Entravision Communications Corp., Class A*            1,760

             BUSINESS SERVICES -- 3.8%
        25   Choicepoint, Inc.*                                    1,125
        72   Copart, Inc.*                                         1,173
        52   Fair, Isaac & Co., Inc.                               1,696
        64   Iron Mountain, Inc.*                                  1,988
        55   On Assignment, Inc.*                                    977
                                                                 -------
                                                                   6,959
             CHEMICALS -- 2.2%
        41   Cabot Microelectronics Corp.*                         1,772
        35   OM Group, Inc.                                        2,195
                                                                 -------
                                                                   3,967
             COMPUTER NETWORKS -- 1.1%
        80   Avocent Corp.*                                        1,279
        17   Cerner Corp.*                                           794
                                                                 -------
                                                                   2,073

                       See notes to financial statements.

                                       115

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             COMPUTER SOFTWARE -- 5.3%
       233   Actuate Corp.*                                      $ 1,048
        67   Ansys, Inc.*                                          1,354
        18   BARRA, Inc.*                                            654
        57   Manhattan Associates, Inc.*                           1,838
        29   National Instruments Corp.*                             941
        83   Retek, Inc.*                                          2,017
        59   THQ, Inc.*                                            1,744
                                                                 -------
                                                                   9,596
             COMPUTERS/COMPUTER HARDWARE -- 0.6%
        51   Mercury Computer Systems, Inc.*                       1,053

             CONSTRUCTION -- 1.6%
         3   NVR, Inc.*                                              969
        65   Toll Brothers, Inc.*                                  1,902
                                                                 -------
                                                                   2,871
             CONSUMER PRODUCTS -- 2.1%
        42   Ethan Allen Interiors, Inc.                           1,464
       114   Fossil, Inc.*                                         2,344
                                                                 -------
                                                                   3,808
             CONSUMER SERVICES -- 4.4%
        60   Career Education Corp.*                               2,695
        47   Education Management Corp.*                           1,894
        73   Regis Corp.                                           1,959
        41   The Standard Register Co.                             1,409
                                                                 -------
                                                                   7,957
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.1%
        20   Amphenol Corp., Class A*                                713
        86   Itron, Inc.*                                          2,242
        53   Plexus Corp.*                                           956
        52   Varian, Inc.*                                         1,697
                                                                 -------
                                                                   5,608
             ENVIRONMENTAL SERVICES -- 0.6%
        35   Waste Connections, Inc.*                              1,082

             FINANCIAL SERVICES -- 2.0%
        34   Coinstar, Inc.*                                         841
        29   Federated Investors, Inc., Class B                      999
        61   Raymond James Financial, Inc.                         1,730
                                                                 -------
                                                                   3,570
             FOOD/BEVERAGE PRODUCTS -- 3.0%
        67   Constellation Brands, Inc.*                           2,134
        96   Performance Food Group Co.*                           3,248
                                                                 -------
                                                                   5,382
             HEALTH CARE/HEALTH CARE SERVICES -- 13.9%
        32   Accredo Health, Inc.*                                 1,476
        33   Advanced Neuromodulation Systems, Inc.*                 991
        52   Amsurg Corp.*                                         1,369
        92   Community Health Systems, Inc.*                       2,476
        48   Medcath Corp.*                                          817
        30   Mid Atlantic Medical Services*                          925
        58   NDCHealth Corp.                                       1,629

                       See notes to financial statements.

                                       116

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        78   Odyssey Healthcare, Inc.*                           $ 2,786
        50   Patterson Dental Co.*                                 2,527
        61   Pediatrix Medical Group, Inc.*                        1,524
        87   Province Healthcare Co.*                              1,951
        48   Respironics, Inc.*                                    1,638
        21   SurModics, Inc.*                                        535
        33   TECHNE Corp.*                                           927
        51   Varian Medical Systems, Inc.*                         2,076
       106   VCA Antech, Inc.*                                     1,654
                                                                 -------
                                                                  25,301

             HOTELS/OTHER LODGING -- 0.7%
        79   Extended Stay America, Inc.*                          1,277

             INDUSTRIAL COMPONENTS -- 1.1%
       111   Lennox International, Inc.                            2,002

             INSURANCE -- 1.6%
        64   Brown & Brown, Inc.                                   2,025
        17   Radian Group, Inc.                                      826
                                                                 -------
                                                                   2,851

             MANUFACTURING -- 0.8%
        57   Graco, Inc.                                           1,441

             METALS/MINING -- 0.4%
        46   Century Aluminum Co.                                    677

             MULTI-MEDIA -- 0.9%
       105   Radio One, Inc.*                                      1,560

             OIL & GAS -- 5.7%
       167   Key Energy Services, Inc.*                            1,752
        97   Pride International, Inc.*                            1,514
        36   Spinnaker Exploration Co.*                            1,290
        48   Stone Energy Corp.*                                   1,924
        50   Varco International, Inc.*                              875
        30   Veritas DGC, Inc.*                                      377
       127   XTO Energy, Inc.                                      2,616
                                                                 -------
                                                                  10,348

             PHARMACEUTICALS -- 2.2%
        69   Celgene Corp.*                                        1,050
        39   K-V Pharmaceutical Co., Class A*                      1,060
        63   Scios, Inc.*                                          1,919
                                                                 -------
                                                                   4,029

             RESTAURANTS/FOOD SERVICES -- 5.2%
        98   AFC Enterprises, Inc.*                                3,066
        48   Jack in the Box, Inc.*                                1,526
        49   P.F. Chang's China Bistro, Inc.*                      1,552
       104   Sonic Corp.*                                          3,272
                                                                 -------
                                                                   9,416

                       See notes to financial statements.

                                       117

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             RETAILING -- 6.6%
        12   Aeropostale, Inc.*                                 $    322
        99   Christopher & Banks Corp.*                            4,191
        30   Genesco, Inc.*                                          738
        53   Insight Enterprises, Inc.*                            1,345
        91   Pier 1 Imports, Inc.                                  1,901
        74   Too, Inc.*                                            2,279
        42   Ultimate Electronics, Inc.*                           1,099
                                                                --------
                                                                  11,875

             SEMI-CONDUCTORS -- 6.4%
        57   Brooks-PRI Automation, Inc.*                          1,457
        38   Cymer, Inc.*                                          1,325
        98   LTX Corp.*                                            1,398
        64   Rudolph Technologies, Inc.*                           1,596
        53   Semtech Corp.*                                        1,415
        57   Skyworks Solutions, Inc.*                               314
        78   Varian Semiconductor Equipment Associates, Inc.*      2,646
       115   Virage Logic Corp.*                                   1,503
                                                                --------
                                                                  11,654

             SHIPPING/TRANSPORTATION -- 1.2%
        63   C.H. Robinson Worldwide, Inc.                         2,102

             TELECOMMUNICATIONS -- 0.8%
        89   C-COR.net Corp.*                                        620
        48   Price Communications Corp.*                             766
                                                                --------
                                                                   1,386

             TOYS & GAMES -- 0.4%
        42   Racing Champions Ertl Corp.*                            768

             TRANSPORTATION -- 1.4%
       108   Heartland Express, Inc.*                              2,577

             UTILITIES -- 0.6%
        40   American States Water Co.                             1,053
             -------------------------------------------------------------------
             Total Common Stocks                                 178,481
             (Cost $163,491)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 1.5%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 1.5%
     2,751   JPMorgan Prime Money Market Fund (a)                  2,751
             (Cost $2,751)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                        $181,232
             (Cost $166,242)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN EQUITY GROWTH FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 2.9%
        43   Amgen, Inc.*                                        $ 1,801
        34   Applied Biosystems Group -- (Applera Corp.)             663
                                                                 -------
                                                                   2,464
             BROADCASTING/CABLE -- 0.6%
        22   Comcast Corp., Class A*                                 526

             BUSINESS SERVICES -- 2.0%
        39   Automatic Data Processing, Inc.                       1,698

             COMPUTER NETWORKS -- 2.3%
       139   Cisco Systems, Inc.*                                  1,933

             COMPUTER SOFTWARE -- 9.2%
        10   Affiliated Computer Services, Inc., Class A*            494
        29   Electronic Data Systems Corp.                         1,077
       115   Microsoft Corp.*                                      6,291
                                                                 -------
                                                                   7,862
             COMPUTERS/COMPUTER HARDWARE -- 5.5%
        63   Dell Computer Corp.*                                  1,634
        42   International Business Machines Corp.                 3,042
                                                                 -------
                                                                   4,676
             CONSUMER PRODUCTS -- 5.7%
        41   Colgate-Palmolive Co.                                 2,052
        19   Philip Morris Companies, Inc.                           830
        22   Procter & Gamble Co.                                  1,943
                                                                 -------
                                                                   4,825
             DIVERSIFIED -- 6.2%
       183   General Electric Co.                                  5,308

             FINANCIAL SERVICES -- 7.6%
        45   American Express Co.                                  1,627
        45   Citigroup, Inc.                                       1,744
        19   Fannie Mae                                            1,364
        24   Goldman Sachs Group, Inc.                             1,784
                                                                 -------
                                                                   6,519
             FOOD/BEVERAGE PRODUCTS -- 7.2%
        40   PepsiCo. Inc.                                         1,945
        47   The Coca-Cola Co.                                     2,652
        24   Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                   1,555
                                                                 -------
                                                                   6,152
             HEALTH CARE/HEALTH CARE SERVICES -- 1.0%
        19   Baxter International, Inc.                              836

             INSURANCE -- 3.0%
        13   Ambac Financial Group, Inc.                             840
        25   American International Group, Inc.                    1,706
                                                                 -------
                                                                   2,546

                       See notes to financial statements.

                                       119

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             MULTI-MEDIA -- 2.2%
        94   AOL Time Warner, Inc.*                             $  1,375
        25   Walt Disney Co.                                         473
                                                                --------
                                                                   1,848

             OIL & GAS -- 1.3%
        28   Exxon Mobil Corp.                                     1,146

             PHARMACEUTICALS -- 21.1%
        51   Abbott Laboratories                                   1,901
        49   Bristol-Myers Squibb Co.                              1,256
        11   Cardinal Health, Inc.                                   681
        30   Eli Lilly & Co.                                       1,695
         6   Forest Laboratories, Inc.*                              439
        60   Johnson & Johnson                                     3,135
        16   MedImmune, Inc.*                                        409
        23   Merck & Co., Inc.                                     1,165
        40   Mylan Laboratories, Inc.                              1,248
       141   Pfizer, Inc.                                          4,917
        24   Wyeth                                                 1,234
                                                                --------
                                                                  18,080

             RESTAURANTS/FOOD SERVICES -- 2.3%
        66   Yum! Brands, Inc.*                                    1,931

             RETAILING -- 11.0%
        81   Home Depot, Inc.                                      2,982
        16   Kohl's Corp.*                                         1,086
        96   Wal-Mart Stores, Inc.                                 5,281
                                                                --------
                                                                   9,349

             SEMI-CONDUCTORS -- 7.1%
        45   Applied Materials, Inc.*                                853
       214   Intel Corp.                                           3,910
        53   Texas Instruments, Inc.                               1,256
                                                                --------
                                                                   6,019

             TELECOMMUNICATIONS -- 1.2%
        27   Verizon Communications, Inc.                          1,064

             TELECOMMUNICATIONS EQUIPMENT -- 0.6%
        38   Nokia OYJ, ADR (Finland)                                550
             -------------------------------------------------------------------
             Total Common Stocks                                  85,332
             (Cost $110,561)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.0%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.0%
         0^^ JPMorgan Prime Money Market Fund (a)                      0^^
             (Cost $0)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                        $ 85,332
             (Cost $110,561)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN EQUITY INCOME FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE -- 1.5%
        19   Boeing Co.                                          $   864
         6   United Technologies Corp.                               380
                                                                 -------
                                                                   1,244
             AGRICULTURAL PRODUCTION/SERVICES -- 0.4%
        21   Monsanto Co.                                            368

             AIRLINES -- 1.1%
        56   Southwest Airlines Co.                                  907

             APPAREL -- 2.4%
        54   Jones Apparel Group, Inc.*                            2,010

             AUTOMOTIVE -- 0.3%
         3   Johnson Controls, Inc.                                  261

             BANKING -- 8.5%
        53   Bank One Corp.                                        2,028
        20   FleetBoston Financial Corp.                             647
        30   KeyCorp                                                 819
         5   SunTrust Banks, Inc.                                    305
       102   U.S. Bancorp                                          2,386
        11   Wachovia Corp.                                          416
        17   Washington Mutual, Inc.                                 635
                                                                 -------
                                                                   7,236
             BROADCASTING/CABLE -- 0.4%
        87   Charter Communications, Inc., Class A*                  356

             BUSINESS SERVICES -- 0.8%
        45   Cendant Corp.*                                          715

             CHEMICALS -- 2.9%
        10   Eastman Chemical Co.                                    488
        32   Lyondell Chemical Co.                                   484
        10   Praxair, Inc.                                           570
        27   The Dow Chemical Co.                                    942
                                                                 -------
                                                                   2,484
             COMPUTERS/COMPUTER HARDWARE -- 2.4%
        57   Hewlett-Packard Co.                                     872
         4   International Business Machines Corp.                   317
        25   NCR Corp.*                                              865
                                                                 -------
                                                                   2,054
             CONSUMER PRODUCTS -- 6.0%
        19   Kimberly-Clark Corp.                                  1,153
        43   Philip Morris Companies, Inc.                         1,857
        20   Procter & Gamble Co.                                  1,741
        10   The Gillette Co.                                        339
                                                                 -------
                                                                   5,090
             DIVERSIFIED -- 1.8%
       114   Tyco International LTD (Bermuda)                      1,546

                       See notes to financial statements.

                                       121

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
         8   Emerson Electric Co.                                $   428

             ENVIRONMENTAL SERVICES -- 1.6%
        52   Waste Management, Inc.                                1,355

             FINANCIAL SERVICES -- 16.9%
         8   Capital One Financial Corp.                             470
       113   Citigroup, Inc.                                       4,370
        50   Countrywide Credit Industries, Inc.                   2,412
       120   E*TRADE Group, Inc.*                                    655
        32   Fannie Mae                                            2,338
        20   Goldman Sachs Group, Inc.                             1,445
        15   Household International, Inc.                           736
        10   Merrill Lynch & Co., Inc.                               405
        16   Morgan Stanley Dean Witter & Co.                        685
        56   Stilwell Financial, Inc.                              1,010
                                                                 -------
                                                                  14,526
             FOOD/BEVERAGE PRODUCTS -- 3.0%
         8   Anheuser-Busch Companies, Inc.                          415
        24   Sysco Corp.                                             640
         9   The Coca-Cola Co.                                       498
        16   Unilever NV, N.Y. Registered Shares (Netherlands)     1,011
                                                                 -------
                                                                   2,564
             HEALTH CARE/HEALTH CARE SERVICES -- 1.3%
        10   Baxter International, Inc.                              427
        19   Becton, Dickinson & Co.                                 661
                                                                 -------
                                                                   1,088
             INSURANCE -- 7.1%
        20   Ambac Financial Group, Inc.                           1,344
        10   American International Group, Inc.                      682
        27   CIGNA Corp.                                           2,621
        38   The Allstate Corp.                                    1,405
                                                                 -------
                                                                   6,052
             MACHINERY & ENGINEERING EQUIPMENT -- 1.4%
        10   Caterpillar, Inc.                                       490
        15   Ingersoll-Rand Co., LTD, Class A (Bermuda)              684
                                                                 -------
                                                                   1,174
             Manufacturing-- 0.4%
        10   Honeywell International, Inc.                           352

             METALS/MINING -- 1.4%
        35   Alcoa, Inc.                                           1,160

             MULTI-MEDIA -- 2.8%
         8   Gannett Co., Inc.                                       600
       179   Liberty Media Corp., Class A*                         1,793
                                                                 -------
                                                                   2,393
             OIL & GAS -- 10.3%
         6   Anadarko Petroleum Corp.                                316
        28   ChevronTexaco Corp.                                   2,506
        21   Devon Energy Corp.                                    1,045

                       See notes to financial statements.

                                       122

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
       109   Exxon Mobil Corp.                                   $ 4,472
        14   Valero Energy Corp.                                     520
                                                                 -------
                                                                   8,859
             PAPER/FOREST PRODUCTS -- 1.1%
        17   Bowater, Inc.                                           930

             PHARMACEUTICALS -- 3.1%
        12   Abbott Laboratories                                     441
         8   Eli Lilly & Co.                                         462
        16   Merck & Co., Inc.                                       785
        24   Schering-Plough Corp.                                   600
         7   Wyeth                                                   343
                                                                 -------
                                                                   2,631
             PIPELINES -- 0.4%
        16   El Paso Corp.                                           332

             REAL ESTATE INVESTMENT TRUST -- 1.1%
        15   Archstone-Smith Trust                                   387
        18   Equity Office Properties Trust                          545
                                                                 -------
                                                                     932
             RESTAURANTS/FOOD SERVICES -- 1.7%
        50   McDonald's Corp.                                      1,423

             RETAILING -- 2.0%
        11   Federated Department Stores, Inc.*                      437
        10   Home Depot, Inc.                                        378
        43   The TJX Companies, Inc.                                 851
                                                                 -------
                                                                   1,666
             SEMI-CONDUCTORS -- 0.2%
        22   Lattice Semiconductor Corp.*                            189

             TELECOMMUNICATIONS -- 7.3%
       130   American Tower Corp., Class A*                          447
        40   AT&T Corp.                                              428
       102   AT&T Wireless Services, Inc.*                           596
        19   BellSouth Corp.                                         599
        30   SBC Communications, Inc.                                912
        77   Sprint Corp.-PCS Group*                                 344
        73   Verizon Communications, Inc.                          2,914
                                                                 -------
                                                                   6,240
             TELECOMMUNICATIONS EQUIPMENT -- 1.2%
        70   Motorola, Inc.                                        1,009

             TOYS & GAMES -- 1.2%
        50   Mattel, Inc.                                          1,058

                       See notes to financial statements.

                                       123

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             UTILITIES -- 5.5%
       11    Dominion Resources, Inc.                           $    702
       25    DTE Energy Co.                                        1,094
       27    FirstEnergy Corp.                                       905
       45    PG&E Corp.*                                             805
       31    Pinnacle West Capital Corp.                           1,224
                                                                --------
                                                                   4,730
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                        $ 85,362
             (Cost $90,428)
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN MID CAP GROWTH FUND
Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.4%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.2%
             AIRLINES -- 1.4%
       45    SkyWest, Inc.                                       $ 1,055

             BANKING -- 4.4%
       23    Investors Financial Services Corp.                      785
       10    M&T Bank Corp.                                          815
       33    Synovus Financial Corp.                                 898
       17    TCF Financial Corp.                                     820
                                                                 -------
                                                                   3,318
             BIOTECHNOLOGY -- 2.3%
       16    Genzyme Corp.-General Division*                         303
       21    ICOS Corp.*                                             354
       22    IDEC Pharmaceuticals Corp.*                             775
       14    Myriad Genetics, Inc.*                                  279
                                                                 -------
                                                                   1,711
             BROADCASTING/CABLE -- 2.1%
       65    Charter Communications, Inc., Class A*                  265
       57    Mediacom Communications Corp.*                          442
       28    Univision Communications, Inc., Class A*                889
                                                                 -------
                                                                   1,596
             BUSINESS SERVICES -- 9.0%
       27    ChoicePoint, Inc.*                                    1,237
       18    Cintas Corp.                                            892
       24    CSG Systems International, Inc.*                        467
       23    Equifax, Inc.                                           610
       24    Hewitt Associates, Inc.*                                548
       29    Iron Mountain, Inc.*                                    899
       27    Moody's Corp.                                         1,335
       31    Sungard Data Systems, Inc.*                             820
                                                                 -------
                                                                   6,808
             COMPUTER NETWORKS -- 0.4%
       16    Brocade Communications Systems, Inc.*                   282

             COMPUTER SOFTWARE -- 6.5%
       32    Adobe Systems, Inc.                                     906
       20    Advent Software, Inc.*                                  520
       38    Citrix Systems, Inc.*                                   229
       13    Electronic Arts, Inc.*                                  829
       12    Intuit, Inc.*                                           572
       23    National Instruments Corp.*                             739
       28    Rational Software Corp.*                                230
       20    Retek, Inc.*                                            480
       79    Wind River Systems*                                     397
                                                                 --------
                                                                   4,902
             COMPUTERS/COMPUTER HARDWARE -- 1.7%
       37    Network Appliance, Inc.*                                460
       23    Tech Data Corp.*                                        853
                                                                 -------
                                                                   1,313
             CONSTRUCTION -- 1.0%
       12    Lennar Corp.                                            741

                       See notes to financial statements.

                                       125

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             DISTRIBUTION -- 1.0%
       19    Fastenal Co.                                        $   728

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.9%
       29    Jabil Circuit, Inc.*                                    622
       49    Sanmina-SCI Corp.*                                      309
       59    Vishay Intertechnology, Inc.*                         1,292
                                                                 -------
                                                                   2,223
             ENTERTAINMENT/LEISURE -- 3.9%
       22    Harrah's Entertainment, Inc.*                           978
       31    International Speedway Corp., Class A                 1,255
       68    Park Place Entertainment Corp.*                         695
                                                                 -------
                                                                   2,928
             FINANCIAL SERVICES -- 4.8%
       21    A.G. Edwards, Inc.                                      812
       35    AmeriCredit Corp.*                                      992
       42    Stilwell Financial, Inc.                                766
       32    T. Rowe Price Group, Inc.                             1,062
                                                                 -------
                                                                   3,632
             HEALTH CARE/HEALTH CARE SERVICES -- 20.1%
       20    Anthem, Inc.*                                         1,319
       36    Biomet, Inc.                                            965
       50    Caremark Rx, Inc.*                                      827
       33    Laboratory Corp. of America Holdings*                 1,493
       44    Manor Care, Inc.*                                     1,007
       46    Omnicare, Inc.                                        1,216
       36    Oxford Health Plans, Inc.*                            1,664
       43    Priority Healthcare Corp., Class B*                   1,018
       20    St. Jude Medical, Inc.*                               1,495
       18    Stryker Corp.                                           982
       37    Triad Hospitals, Inc.*                                1,585
       20    Varian Medical Systems, Inc.*                           793
       13    WellPoint Health Networks, Inc.*                        988
                                                                 -------
                                                                  15,352
             INSURANCE -- 1.2%
       19    Radian Group, Inc.                                      943

             INTERNET SERVICES/SOFTWARE -- 3.0%
       17    Expedia, Inc., Class A*                               1,002
       23    Network Associates, Inc.*                               437
       11    Symantec Corp.*                                         348
       23    TMP Worldwide, Inc.*                                    499
                                                                 -------
                                                                   2,286
             MULTI-MEDIA -- 1.6%
       44    Cox Radio, Inc. *                                     1,048
       35    Gemstar-TV Guide International, Inc.*                   188
                                                                 -------
                                                                   1,236
             OIL & GAS -- 7.8%
       10    ENSCO International, Inc.                               273
       46    FMC Technologies, Inc.*                                 960
       24    Nabors Industries LTD*                                  858
       59    Pioneer Natural Resources Co.*                        1,524

                       See notes to financial statements.

                                       126

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        32   Pogo Producing Co.                                  $ 1,037
        28   Talisman Energy, Inc. (Canada)                        1,273
                                                                 -------
                                                                   5,925
             PHARMACEUTICALS -- 5.7%
        25   AmerisourceBergen Corp.                               1,870
        22   Gilead Sciences, Inc.*                                  712
        17   Medicis Pharmaceutical Corp.*                           727
        16   MedImmune, Inc.*                                        421
        24   Millennium Pharmaceuticals, Inc.*                       286
        20   Vertex Pharmaceuticals, Inc.*                           332
                                                                 -------
                                                                   4,348
             RESTAURANTS/FOOD SERVICES -- 1.5%
        37   CBRL Group, Inc.                                      1,128

             RETAILING -- 10.0%
        22   Amazon.com, Inc.*                                       362
        15   Barnes & Noble, Inc.*                                   403
        31   Bed Bath & Beyond, Inc.*                              1,167
        23   BJ's Wholesale Club, Inc.*                              874
        23   CDW Computer Centers, Inc.*                           1,077
        24   Circuit City Stores, Inc.                               458
        62   Office Depot, Inc.*                                   1,047
        33   Staples, Inc.*                                          658
        55   The TJX Companies, Inc.                               1,071
        12   Whole Foods Market, Inc.*                               564
                                                                 -------
                                                                   7,681
             SEMI-CONDUCTORS -- 6.1%
        53   Altera Corp.*                                           720
        58   Applied Micro Circuits Corp.*                           272
        24   Broadcom Corp., Class A*                                413
        26   Intersil Corp., Class A*                                545
        18   KLA-Tencor Corp.*                                       796
        32   Microchip Technology, Inc.*                             872
        27   Novellus Systems, Inc.*                                 912
        45   Vitesse Semiconductor Corp.*                            141
                                                                 -------
                                                                   4,671
             TELECOMMUNICATIONS -- 0.8%
       112   Allegiance Telecom, Inc.*                               206
        51   Tekelec*                                                410
                                                                 -------
                                                                     616
             -------------------------------------------------------------------
             Total Common Stocks                                  75,423
             (Cost $86,110)
             -------------------------------------------------------------------

                       See notes to financial statements.

                                       127

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             WARRANT -- 0.2%
             INTERNET SERVICES/SOFTWARE -- 0.2%
       4     Expedia, Inc., expires 02/04/09                    $    117
             (Cost $1)
--------------------------------------------------------------------------------
             Total Long-Term Investments -- 99.4%                 75,540
             (Cost $86,111)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.6%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.6%
     457     JPMorgan  Prime Money Market Fund (a)                   457
             (Cost $457)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                        $ 75,997
             (Cost $86,568)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN MID CAP VALUE FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 90.6%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 90.6%
             ADVERTISING -- 0.6%
       10    Lamar Advertising Co.*                              $   361

             APPAREL -- 3.0%
       31    Columbia Sportswear Co.*                                995
       19    VF Corp.                                                745
                                                                 -------
                                                                   1,740
             AUTOMOTIVE -- 1.4%
       11    AutoZone, Inc.*                                         812

             BANKING -- 8.3%
       42    Banknorth Group, Inc.                                 1,102
       20    Cullen/Frost Bankers, Inc.                              719
        5    M&T Bank Corp.                                          455
        5    New York Community Bancorp., Inc.                       125
       20    North Fork Bancorporation., Inc.                        800
       11    TCF Financial Corp.                                     545
       36    Wilmington Trust Corp.                                1,098
                                                                 -------
                                                                   4,844
             BROADCASTING/CABLE -- 2.5%
       13    Clear Channel Communications, Inc.*                     410
       54    EchoStar Communications Corp., Class A*               1,010
                                                                 -------
                                                                   1,420
             BUSINESS SERVICES -- 4.8%
       26    Cendant Corp.*                                          414
       31    Deluxe Corp.                                          1,197
       10    Equifax, Inc.                                           270
       20    IMS Health, Inc.                                        359
       15    Valassis Communications, Inc.*                          548
                                                                 -------
                                                                   2,788
             CHEMICALS -- 1.6%
        9    Ecolab, Inc.                                            420
        4    Sigma-Aldrich Corp.                                     176
        7    Valspar Corp.                                           316
                                                                 -------
                                                                     912
             COMPUTERS/COMPUTER HARDWARE -- 0.7%
        8    Lexmark International, Inc.*                            419

             CONSTRUCTION -- 2.6%
       95    Clayton Homes, Inc.                                   1,503

             CONSTRUCTION MATERIALS -- 1.8%
       15    Florida Rock Industries, Inc.                           519
       12    Vulcan Materials Co.                                    508
                                                                 -------
                                                                   1,027
             CONSUMER PRODUCTS -- 1.4%
       12    Black & Decker Corp.                                    578
        4    Fortune Brands, Inc.                                    224
                                                                 -------
                                                                     802

                       See notes to financial statements.

                                       129

   SHARES    ISSUER                                                VALUE
--------------------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.3%
        7    Energizer Holdings, Inc.*                           $   186

             ENVIRONMENTAL SERVICES -- 1.5%
       45    Republic Services, Inc.*                                858

             FINANCIAL SERVICES -- 8.0%
       10    Affiliated Managers Group, Inc.*                        609
       16    Golden West Financial Corp.                           1,100
       16    Legg Mason, Inc.                                        785
        5    SLM Corp.                                               485
       40    T. Rowe Price Group, Inc.                             1,324
       16    The Phoenix Companies, Inc.                             295
                                                                 -------
                                                                   4,598
             FOOD/BEVERAGE PRODUCTS -- 3.5%
        5    Brown-Forman Corp., Class A                             372
        9    Dean Foods Co.*                                         336
       30    Hormel Foods Corp.                                      718
       18    The J.M. Smucker Co.                                    612
                                                                 -------
                                                                   2,038
             HEALTH CARE/HEALTH CARE SERVICES -- 7.3%
        7    Apogent Technologies, Inc.*                             138
       21    Dentsply International, Inc.                            788
       10    Hillenbrand Industries, Inc.                            539
       16    Lincare Holdings, Inc.*                                 517
       30    Manor Care, Inc.*                                       690
        7    Trigon Healthcare, Inc.*                                694
       11    WellPoint Health Networks, Inc.*                        856
                                                                 -------
                                                                   4,222
             INDUSTRIAL COMPONENTS -- 0.4%
        2    SPX Corp.*                                              247

             INSURANCE -- 4.7%
        3    CIGNA Corp.                                             331
       36    John Hancock Financial Services, Inc.                 1,281
        1    Markel Corp.*                                           197
        8    PartnerRe LTD (Bermuda)                                 392
       16    Safeco Corp.                                            494
                                                                 -------
                                                                   2,695
             MACHINERY & ENGINEERING EQUIPMENT -- 1.3%
       17    Flowserve Corp.*                                        507
        7    IDEX Corp.                                              241
                                                                 -------
                                                                     748
             MANUFACTURING -- 1.9%
        6    Carlisle Companies, Inc.                                270
       11    Cooper Industries LTD, Class A                          421
       17    Crane Co.                                               431
                                                                 -------
                                                                   1,122
             MULTI-MEDIA -- 4.2%
       11    E.W. Scripps Co., Class A                               847
       21    Gannett Co., Inc.                                     1,560
                                                                 -------
                                                                   2,407

                       See notes to financial statements.

                                       130

   SHARES    ISSUER                                                VALUE
--------------------------------------------------------------------------------
             OIL & GAS -- 4.5%
       23    Burlington Resources, Inc.                         $    874
       27    Devon Energy Corp.                                    1,331
       10    Kinder Morgan, Inc.                                     380
                                                                --------
                                                                   2,585
             PACKAGING -- 0.6%
        9    Sealed Air Corp.*                                       362

             PRINTING & PUBLISHING -- 1.9%
        2    Washington Post Co., Class B                          1,090

             REAL ESTATE INVESTMENT TRUST -- 5.9%
       17    Cousins Properties, Inc.                                421
       22    Kimco Realty Corp.                                      737
       11    Manufactured Home Communities, Inc.                     386
        0^^  ProLogis Trust                                            0^^
       50    Public Storage, Inc.                                  1,855
                                                                --------
                                                                   3,399
             RESTAURANTS/FOOD SERVICES -- 2.9%
       22    Applebee's International, Inc.                          493
       33    Outback Steakhouse, Inc.*                             1,159
                                                                --------
                                                                   1,652
             RETAILING -- 1.8%
       33    Foot Locker, Inc.*                                      477
        5    Payless ShoeSource, Inc.*                               291
        9    The May Department Stores Co.                           296
                                                                --------
                                                                   1,064
             TELECOMMUNICATIONS -- 3.0%
       11    Alltel Corp.                                            517
       20    CenturyTel, Inc.                                        590
       10    Telephone & Data Systems, Inc.                          606
                                                                --------
                                                                   1,713
             TEXTILES -- 1.9%
       18    Mohawk Industries, Inc.*                              1,108

             UTILITIES -- 6.3%
       14    Dominion Resources, Inc.                                940
       60    Energy East Corp.                                     1,357
       22    FirstEnergy Corp.                                       734
        9    NSTAR                                                   407
        4    Pinnacle West Capital Corp.                             174
                                                                --------
                                                                   3,612
             -------------------------------------------------------------------
             Total Common Stocks                                  52,334
             (Cost $51,346)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 9.4%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 9.4%
    5,456    JPMorgan Prime Money Market Fund (a)                  5,456
             (Cost $5,456)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                        $ 57,790
             (Cost $56,802)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN SMALL CAP EQUITY FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 95.9%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 95.9%
             AEROSPACE -- 3.3%
       176   Alliant Techsystems, Inc.*                         $ 11,252
       481   BE Aerospace, Inc.*                                   6,342
       211   Esterline Technologies Corp.*                         4,797
                                                                --------
                                                                  22,391
             AIRLINES -- 0.6%
       122   Atlantic Coast Airlines Holdings, Inc.*               2,656
        70   SkyWest, Inc.                                         1,637
                                                                --------
                                                                   4,293
             APPLIANCES & HOUSEHOLD DURABLES -- 0.8%
       169   Furniture Brands International, Inc.*                 5,100

             AUTOMOTIVE -- 4.7%
       133   BorgWarner, Inc.                                      7,705
       252   Gentex Corp.*                                         6,910
       166   Lithia Motors, Inc., Class A*                         4,474
       184   O'Reilly Automotive, Inc.*                            5,063
         8   Oshkosh Truck Corp.                                     497
       160   Winnebago Industries, Inc.                            7,040
                                                                --------
                                                                  31,689
             BANKING -- 6.4%
       148   City National Corp.                                   7,944
       108   Commerce Bancorp., Inc.                               4,777
       253   East-West Bancorp., Inc.                              8,734
       133   Southwest Bancorp of Texas, Inc.*                     4,817
       267   The Colonial BancGroup, Inc.                          4,007
       162   UCBH Holdings, Inc.                                   6,154
       246   United Bankshares, Inc.                               7,230
                                                                --------
                                                                  43,663
             BIOTECHNOLOGY -- 0.3%
       104   Molecular Devices Corp.*                              1,842

             BROADCASTING/CABLE -- 1.0%
       574   Entravision Communications Corp., Class A*            7,037

             BUSINESS SERVICES -- 3.8%
        82   ChoicePoint, Inc.*                                    3,738
       375   Copart, Inc.*                                         6,083
       134   Fair, Isaac & Co., Inc.                               4,399
       214   Iron Mountain, Inc.*                                  6,588
       290   On Assignment, Inc.*                                  5,158
                                                                --------
                                                                  25,966
             CHEMICALS -- 2.6%
        49   Cabot Microelectronics Corp.*                         2,093
       130   OM Group, Inc.                                        8,063
       271   Spartech Corp.                                        7,367
                                                                --------
                                                                  17,523

                       See notes to financial statements.

                                       132

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             COMPUTER NETWORKS -- 0.9%
       195   Avocent Corp.*                                      $ 3,105
        63   Cerner Corp.*                                         2,994
                                                                 -------
                                                                   6,099
             COMPUTER SOFTWARE -- 4.0%
        59   BARRA, Inc.*                                          2,190
       293   CACI International, Inc., Class A*                   11,171
       239   JDA Software Group, Inc.*                             6,747
       194   Macromedia, Inc.*                                     1,723
       265   Mentor Graphics Corp.*                                3,775
        52   THQ, Inc.*                                            1,560
                                                                 -------
                                                                  27,166
             CONSTRUCTION -- 3.6%
       130   D.R. Horton, Inc.                                     3,386
       147   EMCOR Group, Inc.*                                    8,611
        19   NVR, Inc.*                                            6,056
       222   Toll Brothers, Inc.*                                  6,493
                                                                 -------
                                                                  24,546
             CONSTRUCTION MATERIALS -- 1.0%
       110   Florida Rock Industries, Inc.                         3,925
        85   Texas Industries, Inc.                                2,686
                                                                 -------
                                                                   6,611
             CONSUMER PRODUCTS -- 1.8%
       261   Church & Dwight Co., Inc.                             8,184
       208   Fossil, Inc.*                                         4,271
                                                                 -------
                                                                  12,455
             CONSUMER SERVICES -- 1.2%
       115   Education Management Corp.*                           4,663
       139   Regis Corp.                                           3,745
                                                                 -------
                                                                   8,408
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.9%
       150   Ametek, Inc.                                          5,602
       218   Varian, Inc.*                                         7,175
                                                                 -------
                                                                  12,777
             ENGINEERING SERVICES -- 1.2%
       234   Jacobs Engineering Group, Inc.*                       8,142

             ENTERTAINMENT/LEISURE -- 0.6%
       298   Boyd Gaming Corp.*                                    4,297

             ENVIRONMENTAL SERVICES -- 1.0%
       210   Waste Connections, Inc.*                              6,553

             FINANCIAL SERVICES -- 2.0%
       111   Affiliated Managers Group, Inc.*                      6,830
       240   Raymond James Financial, Inc.                         6,824
                                                                 -------
                                                                  13,654
             FOOD/BEVERAGE PRODUCTS -- 4.7%
       140   American Italian Pasta Co., Class A*                  7,139
       278   Constellation Brands, Inc.*                           8,909

                       See notes to financial statements.

                                       133

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
       253   Fleming Companies, Inc.                             $ 4,583
       330   Performance Food Group Co.*                          11,187
                                                                 -------
                                                                  31,818
             HEALTH CARE/HEALTH CARE SERVICES -- 9.9%
       332   Community Health Systems, Inc.*                       8,906
       192   Cooper Companies, Inc.                                9,042
       185   Henry Schein, Inc.*                                   8,233
       234   NDCHealth Corp.                                       6,534
       145   Ocular Sciences, Inc.*                                3,832
       200   Owens & Minor, Inc.                                   3,952
       102   Oxford Health Plans, Inc.*                            4,746
       151   Patterson Dental Co.*                                 7,575
       529   Province Healthcare Co.*                             11,834
       104   Respironics, Inc.*                                    3,555
                                                                 -------
                                                                  68,209
             HOTELS/OTHER LODGING -- 1.1%
       455   Extended Stay America, Inc.*                          7,379

             INSURANCE -- 3.9%
       112   Brown & Brown, Inc.                                   3,522
       312   HCC Insurance Holdings, Inc.                          8,216
       169   Hilb, Rogal & Hamilton Co.                            7,656
        35   Markel Corp.*                                         6,856
                                                                 -------
                                                                  26,250
             INTERNET SERVICES/SOFTWARE -- 0.9%
       180   ProQuest Co.*                                         6,390

             MACHINERY & ENGINEERING EQUIPMENT -- 1.8%
       182   IDEX Corp.                                            6,107
       250   Regal-Beloit Corp.                                    6,078
                                                                 -------
                                                                  12,185
             MANUFACTURING -- 1.5%
       120   AptarGroup, Inc.                                      3,690
       174   Kennametal, Inc.                                      6,376
                                                                 -------
                                                                  10,066
             METALS/MINING -- 0.6%
       268   Century Aluminum Co.                                  3,992

             MULTI-MEDIA -- 1.6%
       284   Emmis Communications Corp.*                           6,026
       112   Entercom Communications Corp.*                        5,141
                                                                 -------
                                                                  11,167
             OIL & GAS -- 4.8%
       188   Newfield Exploration Co.*                             6,981
       496   Pride International, Inc.*                            7,773
       292   Swift Energy Co.*                                     4,603
       142   The Laclede Group, Inc.                               3,335
       185   Varco International, Inc.*                            3,241
       198   Vintage Petroleum, Inc.                               2,355
       196   XTO Energy, Inc.                                      4,033
                                                                 -------
                                                                  32,321

                       See notes to financial statements.

                                       134

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             PHARMACEUTICALS -- 1.7%
       171   CV Therapeutics, Inc.*                             $  3,178
       268   Scios, Inc.*                                          8,199
                                                                --------
                                                                  11,377
             REAL ESTATE INVESTMENT TRUST -- 1.4%
       110   Alexandria Real Estate Equities, Inc.                 5,412
       119   Chelsea Property Group, Inc.                          3,991
                                                                --------
                                                                   9,403
             RESTAURANTS/FOOD SERVICES -- 2.9%
       287   AFC Enterprises, Inc.*                                8,959
       146   Jack in the Box, Inc.*                                4,633
       196   Sonic Corp.*                                          6,156
                                                                --------
                                                                  19,748
             RETAILING -- 5.6%
       342   Chico's FAS, Inc.*                                   12,411
       247   Genesco, Inc.*                                        6,025
       193   Luby's, Inc.*                                         1,267
       457   Pier 1 Imports, Inc.                                  9,605
       229   School Specialty, Inc.*                               6,092
        77   Zale Corp.*                                           2,791
                                                                --------
                                                                  38,191
             SEMI-CONDUCTORS -- 4.4%
       212   Asyst Technologies, Inc.*                             4,316
       216   Brooks-PRI Automation, Inc.*                          5,513
       124   International Rectifier Corp.*                        3,606
       225   Microsemi Corp.*                                      1,485
       203   Semtech Corp.*                                        5,409
       258   Therma-Wave, Inc.*                                    2,942
       192   Varian Semiconductor Equipment Associates, Inc.*      6,508
                                                                --------
                                                                  29,779
             SHIPPING/TRANSPORTATION -- 1.3%
       262   C.H. Robinson Worldwide, Inc.                         8,790

             TELECOMMUNICATIONS -- 0.3%
       257   Tekelec*                                              2,061

             TELECOMMUNICATIONS EQUIPMENT -- 0.6%
       313   CommScope, Inc.*                                      3,911

             TEXTILES -- 1.1%
       118   Mohawk Industries, Inc.*                              7,242

             TRANSPORTATION -- 1.1%
       350   Werner Enterprises, Inc.                              7,459

             UTILITIES -- 2.0%
       221   American States Water Co.                             5,846
       214   Philadelphia Suburban Corp.                           4,315
       148   PNM Resources, Inc.                                   3,585
                                                                --------
                                                                  13,746
             -------------------------------------------------------------------
             Total Common Stocks                                 651,696
             (Cost $572,371)
             -------------------------------------------------------------------

                       See notes to financial statements.

                                       135

    SHARES   ISSUER                                            VALUE
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 4.1%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 4.1%
    28,137   JPMorgan Prime Money Market Fund (a)           $ 28,137
             (Cost $28,137)
--------------------------------------------------------------------------------
             Total Investments-- 100.0%                     $679,833
             (Cost $600,508)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN SMALL CAP GROWTH FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

  SHARES     ISSUER                                                VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 96.1%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 96.1%
             AIRLINES -- 1.8%
       2     Atlantic Coast Airlines Holdings, Inc.*               $  39

             BANKING -- 2.0%
       1     Texas Regional Bancshares, Class A                       44

             BIOTECHNOLOGY -- 5.9%
       2     Abgenix, Inc.*                                           15
       0^^   Enzon, Inc.*                                             10
       3     Exelixis, Inc.*                                          26
       1     InterMune, Inc.*                                         12
       1     Lexicon Genetics, Inc.*                                   6
       1     Myriad Genetics, Inc.*                                   26
       1     Transkaryotic Therapies, Inc.*                           32
                                                                   -----
                                                                     127
             BROADCASTING/CABLE -- 1.5%
       4     Mediacom Communications Corp.*                           32

             BUSINESS SERVICES -- 10.8%
       1     ChoicePoint, Inc.*                                       65
       1     CSG Systems International, Inc.*                         28
       1     Fair, Isaac & Co., Inc.                                  42
       1     Iron Mountain, Inc.*                                     36
       1     PRG-Schultz International, Inc.*                         11
       2     Sylvan Learning Systems, Inc.*                           48
                                                                   -----
                                                                     230
             COMPUTER NETWORKS -- 0.4%
       5     Enterasys Networks, Inc.*                                 9

             COMPUTER SOFTWARE -- 11.5%
       1     Advent Software, Inc.*                                   23
       2     Caminus Corp.*                                           10
       6     Liberate Technologies*                                   16
       1     National Instruments Corp.*                              28
       8     Packeteer, Inc.*                                         36
       1     Retek, Inc.*                                             23
       3     Serena Software, Inc.*                                   36
       1     SPSS, Inc.*                                              21
       5     Wind River Systems*                                      25
       4     Witness Systems, Inc.*                                   27
                                                                   -----
                                                                     245
             COMPUTERS/COMPUTER HARDWARE -- 3.9%
       3     Electronics For Imaging, Inc.*                           48
       1     Tech Data Corp.*                                         36
                                                                   -----
                                                                      84
             CONSUMER SERVICES -- 1.8%
       3     Interactive Data Corp.*                                  38

             DISTRIBUTION -- 3.2%
       4     Daisytek International Corp.*                            69

                       See notes to financial statements.

                                       137

  SHARES     ISSUER                                                VALUE
--------------------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.9%
       1     Mettler-Toledo International, Inc. (Switzerland)*     $  42
       1     Technitrol, Inc.                                         21
                                                                   -----
                                                                      63
             ENTERTAINMENT/LEISURE -- 2.4%
       3     Pegasus Solutions, Inc.*                                 52

             FINANCIAL SERVICES -- 3.6%
       1     AmeriCredit Corp.*                                       41
       1     T. Rowe Price Group, Inc.                                36
                                                                   -----
                                                                      77
             FOOD/BEVERAGE PRODUCTS -- 2.1%
       1     Performance Food Group Co.*                              46

             HEALTH CARE/HEALTH CARE SERVICES -- 9.1%
       3     Medcath Corp.*                                           45
       1     NDCHealth Corp.                                          22
       3     Novoste Corp.*                                           12
       1     Pediatrix Medical Group, Inc.*                           16
       1     Priority Healthcare Corp., Class B*                      26
       1     Province Healthcare Co.*                                 32
       4     STAAR Surgical Co.*                                      15
       1     Ventana Medical Systems, Inc.*                           28
                                                                   -----
                                                                     196
             INSURANCE -- 4.0%
       1     Brown & Brown, Inc.                                      46
       0^^   Markel Corp.*                                            40
                                                                   -----
                                                                      86
             INTERNET SERVICES/SOFTWARE -- 2.1%
      11     Hollywood Media Corp.*                                   23
       3     Kana Software, Inc.*                                     11
       3     Riverstone Networks, Inc.*                               11
                                                                   -----
                                                                      45
             MANUFACTURING -- 0.6%
       2     Vicor Corp.*                                             12

             MULTI-MEDIA -- 1.7%
       8     On Command Corp.*                                        14
       6     Penton Media, Inc.                                       12
       8     Primedia, Inc.*                                          10
                                                                   -----
                                                                      36
             OFFICE/BUSINESS EQUIPMENT -- 1.4%
       1     Falcon Products, Inc.*                                    8
       1     Global Imaging Systems, Inc.*                            22
                                                                   -----
                                                                      30
             OIL & GAS -- 6.9%
       1     Carbo Ceramics, Inc.                                     26
       1     Evergreen Resources, Inc.*                               33
       1     Newfield Exploration Co.*                                42
       1     Unit Corp.*                                              20
       1     Universal Compression Holding, Inc.*                     28
                                                                   -----
                                                                     149

                       See notes to financial statements.

                                       138

   SHARES    ISSUER                                                VALUE
--------------------------------------------------------------------------------
             PHARMACEUTICALS -- 0.9%
        1    Vertex Pharmaceuticals, Inc.*                       $    19

             PIPELINES -- 1.4%
        1    Western Gas Resources, Inc.                              30

             PRINTING & PUBLISHING -- 1.6%
        1    Information Holdings, Inc.*                              34

             REAL ESTATE -- 0.3%
        3    Grubb & Ellis Co.*                                        7

             RETAILING -- 6.4%
        1    CDW Computer Centers, Inc.*                              35
        1    Genesco, Inc.*                                           30
        1    PC Connection, Inc.*                                      5
        1    PETCO Animal Supplies, Inc.                              32
        1    Tuesday Morning Corp.*                                   15
        1    Tweeter Home Entertainment Group, Inc.*                  21
                                                                 -------
                                                                     138
             SEMI-CONDUCTORS -- 3.2%
        1    Advanced Energy Industries, Inc.*                        16
        1    Photronics, Inc.*                                        19
        2    PLX Technology, Inc.*                                     8
        1    Rudolph Technologies, Inc.*                              26
                                                                 -------
                                                                      69
             TELECOMMUNICATIONS -- 2.0%
        7    Allegiance Telecom, Inc.*                                14
        6    Choice One Communications, Inc.*                          6
        6    LCC International, Inc.*                                  9
        2    Tekelec*                                                 14
                                                                 -------
                                                                      43
             TRANSPORTATION -- 0.7%
        1    Knight Transportation, Inc.*                             15
             -------------------------------------------------------------------
             Total Common Stocks                                   2,064
             (Cost $2,734)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 3.9%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 3.9%
       84    JPMorgan Prime Money Market Fund (a)                     84
             (Cost $84)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                         $ 2,148
             (Cost $2,818)
--------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN SMARTINDEX(TM) FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 99.6%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             ADVERTISING -- 0.2%
        15   Omnicom Group                                       $   692

             AEROSPACE -- 1.8%
         7   General Dynamics Corp.                                  723
        20   Lockheed Martin Corp.                                 1,418
        28   The Boeing Co.                                        1,256
        44   United Technologies Corp.                             3,007
                                                                 -------
                                                                   6,404
             AGRICULTURAL PRODUCTION/SERVICES -- 0.0%
         4   Monsanto Co.                                             78

             AIRLINES -- 0.2%
         2   AMR Corp.*                                               39
        13   Delta Air Lines, Inc.                                   258
        16   Southwest Airlines Co.                                  255
                                                                 -------
                                                                     552
             APPAREL -- 0.5%
        21   Jones Apparel Group, Inc.*                              788
        17   Nike, Inc., Class B                                     912
                                                                 -------
                                                                   1,700
             APPLIANCES & HOUSEHOLD DURABLES -- 0.1%
        14   Masco Corp.                                             380

             AUTOMOTIVE -- 1.8%
        49   Delphi Corp.                                            652
        87   Ford Motor Co.                                        1,395
        43   General Motors Corp.                                  2,310
        12   Harley-Davidson, Inc.                                   615
        11   Johnson Controls, Inc.                                  865
         8   Lear Corp.*                                             365
         2   Paccar, Inc.                                             98
        17   Visteon Corp.                                           247
                                                                 -------
                                                                   6,547
             BANKING -- 6.7%
        25   AmSouth Bancorp                                         560
        33   Bank of America Corp.                                 2,350
        64   Bank One Corp.                                        2,451
         6   Banknorth Group, Inc.                                   151
         4   Compass Bancshares, Inc.                                131
         1   FirstMerit Corp.                                         36
        82   FleetBoston Financial Corp.                           2,662
         9   Golden State Bancorp, Inc.                              341
        14   GreenPoint Financial Corp.                              682
         8   Hibernia Corp., Class A                                 150
         5   IndyMac Bancorp, Inc.*                                  104
         0^^ National Commerce Financial Corp.                        11
         8   North Fork Bancorporation., Inc.                        314
        17   Northern Trust Corp.                                    758
        29   PNC Financial Services Group, Inc.                    1,527

                       See notes to financial statements.

                                       140

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
         7   Regions Financial Corp.                             $   228
        22   SouthTrust Corp.                                        564
        15   SunTrust Banks, Inc.                                  1,029
         5   TCF Financial Corp.                                     250
        15   The Bank of New York Co., Inc.                          493
       150   U.S. Bancorp                                          3,499
         5   Union Planters Corp.                                    149
        30   Wachovia Corp.                                        1,145
        77   Washington Mutual, Inc.                               2,840
        26   Wells Fargo & Co.                                     1,317
         1   Wilmington Trust Corp.                                   27
                                                                 -------
                                                                  23,769
             BIOTECHNOLOGY -- 0.8%
        51   Amgen, Inc.*                                          2,136
         0^^ Genzyme Corp. - General Division*                         8
        26   Human Genome Sciences, Inc.*                            348
        13   Immunex Corp.*                                          297
                                                                 -------
                                                                   2,789
             BROADCASTING/CABLE -- 0.7%
        40   Charter Communications, Inc., Class A*                  164
        10   Clear Channel Communications, Inc.*                     333
        69   Comcast Corp., Class A*                               1,644
        16   Cox Communications, Inc., Class A*                      441
                                                                 -------
                                                                   2,582
             BUSINESS SERVICES -- 0.7%
        32   Automatic Data Processing, Inc.                       1,403
        64   Cendant Corp.*                                        1,021
         7   KPMG Consulting, Inc.*                                  108
                                                                 -------
                                                                   2,532
             CHEMICALS -- 1.7%
        24   Air Products & Chemicals, Inc.                        1,226
        20   E.I. DuPont de Nemours & Co.                            906
        11   Eastman Chemical Co.                                    502
         8   Lyondell Chemical Co.                                   113
        18   PPG Industries, Inc.                                  1,096
        20   Praxair, Inc.                                         1,162
        11   Rohm & Haas Co.                                         433
        21   The Dow Chemical Co.                                    715
                                                                 -------
                                                                   6,153
             COMPUTER NETWORKS -- 1.6%
        20   Brocade Communications Systems, Inc.*                   344
       370   Cisco Systems, Inc.*                                  5,163
                                                                 -------
                                                                   5,507
             COMPUTER SOFTWARE -- 4.8%
        40   BEA Systems, Inc.*                                      378
        15   Citrix Systems, Inc.*                                    92
         6   Computer Sciences Corp.*                                306
        18   Electronic Data Systems Corp.                           684
       242   Microsoft Corp.*                                     13,248
       206   Oracle Corp.*                                         1,948
         8   PeopleSoft, Inc.*                                       125

                       See notes to financial statements.

                                       141

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        11   Rational Software Corp.*                            $    87
        15   VERITAS Software Corp.*                                 287
                                                                 -------
                                                                  17,155

             COMPUTERS/COMPUTER HARDWARE -- 3.4%
       115   Dell Computer Corp.*                                  3,014
        69   EMC Corp.*                                              524
       168   Hewlett-Packard Co.                                   2,561
        57   International Business Machines Corp.                 4,089
         2   Lexmark International, Inc.*                            109
        32   NCR Corp.*                                            1,121
         6   Network Appliance, Inc.*                                 75
       121   Sun Microsystems, Inc.*                                 608
                                                                 -------
                                                                  12,101
             CONSUMER PRODUCTS -- 4.3%
        10   Black & Decker Corp.                                    492
        25   Colgate-Palmolive Co.                                 1,266
       100   Philip Morris Companies, Inc.                         4,368
        73   Procter & Gamble Co.                                  6,474
        80   The Gillette Co.                                      2,710
                                                                 -------
                                                                  15,310
             DIVERSIFIED -- 3.9%
       422   General Electric Co.                                 12,265
       127   Tyco International LTD (Bermuda)                      1,710
                                                                 -------
                                                                  13,975
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
         3   Agilent Technologies, Inc.*                              64
        22   Emerson Electric Co.                                  1,188
                                                                 -------
                                                                   1,252
             ENTERTAINMENT/LEISURE -- 0.5%
        43   Carnival Corp.                                        1,180
         9   Harrah's Entertainment, Inc.*                           412
        14   Park Place Entertainment Corp.*                         144
                                                                 -------
                                                                   1,736
             ENVIRONMENTAL SERVICES -- 0.4%
        55   Waste Management, Inc.                                1,443

             FINANCIAL SERVICES -- 8.3%
         6   A.G. Edwards, Inc.                                      241
        31   American Express Co.                                  1,122
        10   AmeriCredit Corp.*                                      281
         0^^ Blackrock, Inc.*                                         13
        33   Capital One Financial Corp.                           2,033
       246   Citigroup, Inc.                                       9,544
        41   Countrywide Credit Industries, Inc.                   1,983
        54   E*Trade Group, Inc.*                                    295
        53   Fannie Mae                                            3,916
        23   Freddie Mac                                           1,426
        18   Goldman Sachs Group, Inc.                             1,342
        39   Household International, Inc.                         1,938
         3   Legg Mason, Inc.                                        138
        21   MBNA Corp.                                              704

                       See notes to financial statements.

                                       142

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
         5   Merrill Lynch & Co., Inc.                           $   219
        48   Morgan Stanley Dean Witter & Co.                      2,085
         1   Neuberger Berman, Inc.                                   33
         4   State Street Corp.                                      188
         3   Stilwell Financial, Inc.                                 55
        14   T. Rowe Price Group, Inc.                               464
       104   The Charles Schwab Corp.                              1,161
                                                                 -------
                                                                  29,181
             FOOD/BEVERAGE PRODUCTS -- 4.6%
         9   Anheuser-Busch Companies, Inc.                          445
         0^^ H.J. Heinz Co.                                           16
         3   Hershey Foods Corp.                                     188
        30   Kellogg Co.                                           1,083
        32   Kraft Foods, Inc., Class A                            1,290
        63   PepsiCo, Inc.                                         3,032
        34   Sysco Corp.                                             931
       130   The Coca-Cola Co.                                     7,257
        34   Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                   2,190
                                                                 -------
                                                                  16,432
             HEALTH CARE/HEALTH CARE SERVICES -- 2.9%
        32   Baxter International, Inc.                            1,427
        27   Becton, Dickinson & Co.                                 913
         7   Biomet, Inc.                                            184
         0^^ C.R. Bard, Inc.                                          11
        42   Guidant Corp.*                                        1,264
        31   HCA, Inc.                                             1,469
        33   Medtronic, Inc.                                       1,431
         5   Omnicare, Inc.                                          118
         6   St. Jude Medical, Inc.*                                 465
         8   Stryker Corp.                                           449
        18   Tenet Healthcare Corp.*                               1,252
        15   WellPoint Health Networks, Inc.*                      1,183
         3   Zimmer Holdings, Inc.*                                  114
                                                                 -------
                                                                  10,280
             HOTELS/OTHER LODGING -- 0.2%
        18   Marriott International, Inc., Class A                   677
         6   Starwood Hotels & Resorts Worldwide, Inc.               194
                                                                 -------
                                                                     871
             INSURANCE -- 4.9%
        25   Ambac Financial Group, Inc.                           1,646
        79   American International Group, Inc.                    5,377
         9   Chubb Corp.                                             609
        20   CIGNA Corp.                                           1,929
         7   Hartford Financial Services Group, Inc.                 422
         6   John Hancock Financial Services, Inc.                   218
        19   Lincoln National Corp.                                  806
        17   MBIA, Inc.                                              933
        31   Metlife, Inc.                                           881
         4   Protective Life Corp.                                   119
        21   Prudential Financial, Inc.*                             707

                       See notes to financial statements.

                                       143

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        63   The Allstate Corp.                                  $ 2,345
        12   Torchmark Corp.                                         443
         1   Travelers Property Casualty Corp., Class A*              16
        17   UnumProvident Corp.                                     430
         6   XL Capital LTD, Class A (Bermuda)                       500
                                                                 -------
                                                                  17,381
             INTERNET SERVICES/SOFTWARE -- 0.1%
         8   eBay, Inc.*                                             468

             LEASING -- 0.0%
         2   GATX Corp.                                               72

             MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
        14   Caterpillar, Inc.                                       695
         5   Deere & Co.                                             216
         2   Dover Corp.                                              70
        22   Ingersoll-Rand Co., LTD, Class A (Bermuda)            1,013
        17   Rockwell International Corp.                            334
                                                                 -------
                                                                   2,328
             MANUFACTURING -- 0.8%
         5   Cooper Industries LTD, Class A                          208
         8   Danaher Corp.                                           537
         8   Eaton Corp.                                             568
        33   Honeywell International, Inc.                         1,167
         6   Illinois Tool Works, Inc.                               423
                                                                 -------
                                                                   2,903
             METALS/MINING -- 1.1%
        33   Alcan, Inc. (Canada)                                  1,227
        59   Alcoa, Inc.                                           1,965
         3   Allegheny Technologies, Inc.                             51
        18   Inco LTD*                                               396
         2   Nucor Corp.                                             111
                                                                 -------
                                                                   3,750
             MULTI-MEDIA -- 2.7%
       164   AOL Time Warner, Inc.*                                2,415
         9   Fox Entertainment Group, Inc., Class A*                 202
        24   Gannett Co., Inc.                                     1,829
        34   Gemstar-TV Guide International, Inc.*                   184
         1   Knight-Ridder, Inc.                                      82
        48   Liberty Media Corp., Class A*                           477
        24   Tribune Co.                                           1,040
        71   Viacom, Inc., Class B*                                3,155
        17   Walt Disney Co.                                         314
                                                                 -------
                                                                   9,698
             OIL & GAS -- 7.5%
        26   Anadarko Petroleum Corp.                              1,272
        37   Baker Hughes, Inc.                                    1,228
        64   ChevronTexaco Corp.                                   5,629
        52   Conoco, Inc.                                          1,451
        14   Cooper Cameron Corp.*                                   673
        24   Devon Energy Corp.                                    1,158
        17   Diamond Offshore Drilling, Inc.                         482

                       See notes to financial statements.

                                       144

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
       287   Exxon Mobil Corp.                                   $11,736
        44   Royal Dutch Petroleum Co., N.Y. Registered Shares     2,432
              (The Netherlands)
        14   Transocean Sedco Forex, Inc.                            439
         2   Valero Energy Corp.                                      71
                                                                 -------
                                                                  26,571
             PAPER/FOREST PRODUCTS -- 0.3%
        24   Georgia-Pacific Corp.                                   580
         7   Temple-Inland, Inc.                                     382
         1   Weyerhaeuser Co.                                         77
                                                                 -------
                                                                   1,039
             PHARMACEUTICALS -- 9.8%
        69   Abbott Laboratories                                   2,605
        23   Bristol-Myers Squibb Co.                                581
        18   Cardinal Health, Inc.                                 1,075
        56   Eli Lilly & Co.                                       3,164
        22   Forest Laboratories, Inc.*                            1,586
         0^^ Gilead Sciences, Inc.*                                    3
       112   Johnson & Johnson                                     5,870
         6   McKesson Corp.                                          186
        38   MedImmune, Inc.*                                        990
        66   Merck & Co., Inc.                                     3,332
       238   Pfizer, Inc.                                          8,317
        49   Pharmacia Corp.                                       1,820
        16   Schering-Plough Corp.                                   389
        10   Vertex Pharmaceuticals, Inc.*                           156
        87   Wyeth                                                 4,439
                                                                 -------
                                                                  34,513
             PIPELINES -- 0.3%
        45   Dynegy, Inc., Class A                                   321
        36   El Paso Corp.                                           738
        10   Williams Companies, Inc.                                 60
                                                                 -------
                                                                   1,119
             REAL ESTATE INVESTMENT TRUST -- 0.3%
         1   Archstone-Smith Trust                                    13
         2   CarrAmerica Realty Corp.                                 71
        15   Equity Office Properties Trust                          437
         4   General Growth Properties, Inc.                         179
         5   ProLogis Trust                                          127
         2   The Rouse Co.                                            73
         5   United Dominion Realty Trust, Inc.                       74
         0^^ Vornado Realty Trust                                     18
                                                                 -------
                                                                     992
             RESTAURANTS/FOOD SERVICES -- 0.6%
        46   McDonald's Corp.                                      1,300
        31   Yum! Brands, Inc.*                                      913
                                                                 -------
                                                                   2,213
             RETAILING -- 7.7%
        25   Abercrombie & Fitch Co., Class A*                       591
        19   Albertson's, Inc.                                       570
        29   Bed Bath & Beyond, Inc.*                              1,079

                       See notes to financial statements.

                                       145

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        10   Best Buy Co., Inc.*                                 $   367
         6   Costco Wholesale Corp.*                                 239
        23   CVS Corp.                                               689
        30   Federated Department Stores, Inc.*                    1,175
       119   Home Depot, Inc.                                      4,355
        25   Kohl's Corp.*                                         1,752
        13   Limited Brands, Inc.                                    273
        33   Lowe's Companies, Inc.                                1,480
        10   Pier 1 Imports, Inc.                                    216
        12   Safeway, Inc.*                                          339
        10   Sears, Roebuck & Co.                                    554
        53   Target Corp.                                          2,035
         9   The May Department Stores Co.                           306
        72   The TJX Companies, Inc.                               1,416
         1   Tiffany & Co.                                            18
       156   Wal-Mart Stores, Inc.                                 8,553
        31   Walgreen Co.                                          1,190
                                                                 -------
                                                                  27,197
             SEMI-CONDUCTORS -- 3.3%
         1   Agere Systems, Inc., Class A*                             1
         8   Agere Systems, Inc., Class B*                            12
        32   Altera Corp.*                                           438
         7   Analog Devices, Inc.*                                   217
        73   Applied Materials, Inc.*                              1,385
        10   Applied Micro Circuits Corp.*                            46
        14   Broadcom Corp., Class A*                                239
         3   Conexant Systems, Inc.*                                   4
       271   Intel Corp.                                           4,955
        23   Linear Technology Corp.                                 713
        33   LSI Logic Corp.*                                        288
        15   Maxim Integrated Products, Inc.*                        583
         1   National Semiconductor Corp.*                            26
        21   PMC-Sierra, Inc.*                                       193
         1   Skyworks Solutions, Inc.*                                 5
         6   Teradyne, Inc.*                                         129
        74   Texas Instruments, Inc.                               1,763
        26   Xilinx, Inc.*                                           574
                                                                 -------
                                                                  11,571
             SHIPPING/TRANSPORTATION -- 0.7%
        23   Burlington Northern Santa Fe Corp.                      675
        15   CSX Corp.                                               508
        11   FedEx Corp.                                             587
         5   Norfolk Southern Corp.                                  117
         9   Union Pacific Corp.                                     576
                                                                 -------
                                                                   2,463
             STEEL -- 0.1%
        16   United States Steel Corp.                               324

             TELECOMMUNICATIONS -- 4.1%
         5   Alltel Corp.                                            216
        22   American Tower Corp., Class A*                           77
       134   AT&T Corp.                                            1,431

                       See notes to financial statements.

                                       146

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
       185   AT&T Wireless Services, Inc.*                     $   1,083
        75   BellSouth Corp.                                       2,372
       113   SBC Communications, Inc.                              3,440
        48   Sprint Corp - FON Group                                 508
       153   Sprint Corp. - PCS Group*                               682
       119   Verizon Communications, Inc.                          4,763
                                                               ---------
                                                                  14,572
             TELECOMMUNICATIONS EQUIPMENT -- 0.7%
       130   Motorola, Inc.                                        1,867
       181   Nortel Networks Corp. (Canada)*                         262
        18   QUALCOMM, Inc.*                                         506
                                                               ---------
                                                                   2,635
             TOYS & GAMES -- 0.4%
        19   Hasbro, Inc.                                            254
        47   Mattel, Inc.                                            992
                                                               ---------
                                                                   1,246
             UTILITIES -- 2.9%
         4   Ameren Corp.                                            181
        11   American Electric Power Co., Inc.                       428
        13   Cinergy Corp.                                           482
        18   Constellation Energy Group, Inc.                        522
        27   Dominion Resources, Inc.                              1,762
        18   DTE Energy Co.                                          808
         5   Edison International*                                    90
        35   Entergy Corp.                                         1,464
        12   FirstEnergy Corp.                                       411
         3   FPL Group, Inc.                                         168
        59   PG&E Corp.*                                           1,048
        10   Pinnacle West Capital Corp.                             379
         8   Potomac Electric Power Co.                              168
        19   Progress Energy, Inc.                                   999
         6   Reliant Energy, Inc.                                    106
         6   TXU Corp.                                               309
        16   Wisconsin Energy Corp.                                  414
        27   XCEL Energy, Inc.                                       451
                                                               ---------
                                                                  10,190
             WHOLESALING -- 0.1%
        10   W.W. Grainger, Inc.                                     496
             -------------------------------------------------------------------
             Total Common Stocks                                 353,162
             (Cost $385,187)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.4%
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.4%
   $ 1,400   U.S. Treasury Note, 6.25%, 7/31/02 @                  1,405
             (Cost $1,405)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                       $ 354,567
             (Cost $386,592)
--------------------------------------------------------------------------------

                       See notes to financial statements.


FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                     NOTIONAL
   NUMBER                                                            VALUE AT     UNREALIZED
    OF                                         EXPIRATION            6/30/02     APPRECIATION
 CONTRACTS     DESCRIPTION                        DATE                (USD)         (USD)
-----------------------------------------------------------------------------------------------
               LONG FUTURES OUTSTANDING
    34         S&P 500 Index                  September, 2002         $ 8,416        $ 128

                       See notes to financial statements.

JPMORGAN U.S. EQUITY FUND
Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 99.3%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.3%
             AEROSPACE -- 1.5%
        64   The Boeing Co.                                      $ 2,898
        44   United Technologies Corp.                             3,001
                                                                 -------
                                                                   5,899
             AIRLINES -- 0.5%
        34   Delta Air Lines, Inc.                                   680
        75   Southwest Airlines Co.                                1,217
                                                                 -------
                                                                   1,897
             APPAREL -- 1.2%
        79   Jones Apparel Group, Inc.*                            2,976
        31   Nike, Inc., Class B                                   1,685
                                                                 -------
                                                                   4,661
             AUTOMOTIVE -- 1.1%
        24   General Motors Corp.                                  1,304
        35   Johnson Controls, Inc.                                2,846
                                                                 -------
                                                                   4,150
             BANKING -- 3.1%
        80   Bank One Corp.                                        3,090
       386   U.S. Bancorp                                          9,010
                                                                 -------
                                                                  12,100
             BIOTECHNOLOGY -- 1.4%
       111   Amgen, Inc.*                                          4,631
        76   Human Genome Sciences, Inc.*                          1,018
                                                                 -------
                                                                   5,649
             BROADCASTING/CABLE -- 0.3%
       110   Charter Communications, Inc., Class A*                  448
        39   Comcast Corp., Class A*                                 922
                                                                 -------
                                                                   1,370
             BUSINESS SERVICES -- 1.0%
       209   Accenture LTD, Class A (Bermuda)*                     3,973

             CHEMICALS -- 2.4%
        55   Eastman Chemical Co.                                  2,556
        73   Lyondell Chemical Co.                                 1,108
        34   PPG Industries, Inc.                                  2,074
        30   Praxair, Inc.                                         1,708
        54   The Dow Chemical Co.                                  1,860
                                                                 -------
                                                                   9,306
             COMPUTER NETWORKS -- 1.9%
        60   Brocade Communications Systems, Inc.*                 1,045
       449   Cisco Systems, Inc.*                                  6,259
                                                                 -------
                                                                   7,304
             COMPUTER SOFTWARE -- 3.6%
       127   BEA Systems, Inc.*                                    1,212
       235   Microsoft Corp.*                                     12,869
                                                                 -------
                                                                  14,081
             COMPUTERS/COMPUTER HARDWARE -- 4.4%
       112   Dell Computer Corp.*                                  2,920
       141   EMC Corp.*                                            1,062
       168   Hewlett-Packard Co.                                   2,561

                       See notes to financial statements.

                                       149

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
        61   International Business Machines Corp.               $ 4,382
       133   NCR Corp.*                                            4,616
       339   Sun Microsystems, Inc.*                               1,697
                                                                 -------
                                                                  17,238
             CONSUMER PRODUCTS -- 4.5%
       106   Philip Morris Companies, Inc.                         4,625
       102   Procter & Gamble Co.                                  9,152
       120   The Gillette Co.                                      4,047
                                                                 -------
                                                                  17,824
             DIVERSIFIED -- 4.5%
       446   General Electric Co.                                 12,969
       345   Tyco International LTD (Bermuda)                      4,660
                                                                 -------
                                                                  17,629
             ENTERTAINMENT/LEISURE -- 0.5%
        69   Carnival Corp.                                        1,913

             ENVIRONMENTAL SERVICES -- 1.0%
       146   Waste Management, Inc.                                3,799

             FINANCIAL SERVICES -- 11.6%
        69   Capital One Financial Corp.                           4,229
       378   Citigroup, Inc.                                      14,656
        94   Countrywide Credit Industries, Inc.                   4,545
       420   E*TRADE Group, Inc.*                                  2,295
       104   Fannie Mae                                            7,670
        98   Goldman Sachs Group, Inc.                             7,169
        51   Household International, Inc.                         2,540
        47   Stilwell Financial, Inc.                                846
       196   The Charles Schwab Corp.                              2,200
                                                                 -------
                                                                  46,150
             FOOD/BEVERAGE PRODUCTS -- 4.1%
       193   The Coca-Cola Co.                                    10,803
        81   Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                   5,242
                                                                 -------
                                                                  16,045
             HEALTH CARE/HEALTH CARE SERVICES -- 2.7%
        46   Baxter International, Inc.                            2,045
       109   Becton, Dickinson & Co.                               3,768
        49   Medtronic, Inc.                                       2,117
        36   Tenet Healthcare Corp.*                               2,540
                                                                 -------
                                                                  10,470
             HOTELS/OTHER LODGING -- 0.3%
        35   Marriott International, Inc., Class A                 1,328

             INSURANCE -- 5.7%
       127   Ambac Financial Group, Inc.                           8,516
        35   American International Group, Inc.                    2,368
        92   CIGNA Corp.                                           8,923
       150   Travelers Property Casualty Corp., Class A*           2,655
                                                                 -------
                                                                  22,462

                       See notes to financial statements.

                                       150

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             INTERNET SERVICES/SOFTWARE -- 0.4%
        24   eBay, Inc.*                                         $ 1,460

             MANUFACTURING -- 1.0%
        46   Danaher Corp.                                         3,032
        28   Honeywell International, Inc.                           983
                                                                 -------
                                                                   4,015
             METALS/MINING -- 0.5%
        62   Alcoa, Inc.                                           2,039

             MULTI-MEDIA -- 3.3%
       180   AOL Time Warner, Inc.*                                2,642
        28   Gannett Co., Inc.                                     2,148
       220   Gemstar-TV Guide International, Inc.*                 1,183
       115   Tribune Co.                                           5,002
        50   Viacom, Inc., Class B*                                2,231
                                                                 -------
                                                                  13,206
             OIL & GAS -- 6.9%
        33   Anadarko Petroleum Corp.                              1,612
        59   Baker Hughes, Inc.                                    1,974
        87   ChevronTexaco Corp.                                   7,656
        44   Conoco, Inc.                                          1,220
        37   Cooper Cameron Corp.*                                 1,792
        40   Devon Energy Corp.                                    1,967
       252   Exxon Mobil Corp.                                    10,312
        28   Valero Energy Corp.                                   1,063
                                                                 -------
                                                                  27,596
             PAPER/FOREST PRODUCTS -- 1.1%
        38   Bowater, Inc.                                         2,061
        21   Temple-Inland, Inc.                                   1,186
        18   Weyerhaeuser Co.                                      1,130
                                                                 -------
                                                                   4,377
             PHARMACEUTICALS -- 8.5%
        68   Abbott Laboratories                                   2,564
       104   Eli Lilly & Co.                                       5,846
        98   Johnson & Johnson                                     5,103
        67   Medimmune, Inc.*                                      1,761
       219   Pfizer, Inc.                                          7,656
       103   Pharmacia Corp.                                       3,854
        76   Schering-Plough Corp.                                 1,870
       100   Wyeth                                                 5,135
                                                                 -------
                                                                  33,789
             PIPELINES -- 0.3%
       107   Dynegy, Inc., Class A                                   772
        20   El Paso Corp.                                           412
                                                                 -------
                                                                   1,184
             REAL ESTATE INVESTMENT TRUST -- 0.4%
        59   ProLogis Trust                                        1,534

             RESTAURANTS/FOOD SERVICES -- 0.4%
        53   McDonald's Corp.                                      1,502

                       See notes to financial statements.

                                       151

    SHARES   ISSUER                                                VALUE
--------------------------------------------------------------------------------
             RETAILING -- 7.6%
        61   Abercrombie & Fitch Co., Class A*                   $ 1,476
        65   Bed Bath & Beyond, Inc.*                              2,434
        76   Costco Wholesale Corp.*                               2,935
        51   Federated Department Stores, Inc.*                    2,021
       190   Home Depot, Inc.                                      6,994
        30   Kohl's Corp.*                                         2,088
        80   Target Corp.                                          3,037
       126   The TJX Companies, Inc.                               2,465
       127   Wal-Mart Stores, Inc.                                 6,987
                                                                 -------
                                                                  30,437
             SEMI-CONDUCTORS -- 3.4%
        50   Applied Materials, Inc.*                                951
        76   Broadcom Corp., Class A*                              1,326
       343   Intel Corp.                                           6,259
        81   Lattice Semiconductor Corp.*                            704
        55   Linear Technology Corp.                               1,732
       120   PMC-Sierra, Inc.*                                     1,114
        56   Xilinx, Inc.*                                         1,256
                                                                 -------
                                                                  13,342
             TELECOMMUNICATIONS -- 3.3%
       145   American Tower Corp., Class A*                          499
       425   AT&T Wireless Services, Inc.*                         2,486
        61   SBC Communications, Inc.                              1,848
       467   Sprint Corp. - PCS Group*                             2,086
       152   Verizon Communications, Inc.                          6,085
                                                                 -------
                                                                  13,004
             TELECOMMUNICATIONS EQUIPMENT -- 1.0%
       147   Motorola, Inc.                                        2,116
       606   Nortel Networks Corp. (Canada)*                         879
        33   QUALCOMM, Inc.*                                         904
                                                                 -------
                                                                   3,899
             TOYS & GAMES -- 0.5%
        90   Mattel, Inc.                                          1,898

             UTILITIES -- 3.4%
        86   DTE Energy Co.                                        3,857
       302   PG&E Corp.*                                           5,410
       105   Pinnacle West Capital Corp.                           4,155
                                                                 -------
                                                                  13,422
             -------------------------------------------------------------------
             Total Common Stocks                                 391,952
             (Cost $387,112)
             -------------------------------------------------------------------

                       See notes to financial statements.

                                       152

  PRINCIPAL
   AMOUNT    ISSUER                                             VALUE
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------
             U.S. TREASURY SECURITY -- 0.3%
    $1,000   U.S. Treasury Note, 5.63%, 11/30/02 @            $ 1,016
             (Cost $1,014)

   SHARES
             MONEY MARKET FUND -- 0.4%
     1,740   JPMorgan Prime Money Market Fund (a)               1,740
             (Cost $1,740)
--------------------------------------------------------------------------------
             Total Short-Term Investments                       2,756
             (Cost $2,754)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                    $ 394,708
             (Cost $389,866)
--------------------------------------------------------------------------------

                       See notes to financial statements.


FUTURES CONTRACTS
----------------------------------------------------------------------------------------
                                                           NOTIONAL
   NUMBER                                                  VALUE AT     UNREALIZED
    OF                                  EXPIRATION          6/30/02    DEPRECIATION
 CONTRACTS   DESCRIPTION                   DATE              (USD)        (USD)
----------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
    45       S&P 500 Index              September, 2002    $ 11,139       ($65)

                       See notes to financial statements.

     JPMORGAN U.S. SMALL COMPANY FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 95.5%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 95.3%
             AEROSPACE -- 0.9%
       56    DRS Technologies, Inc.*                               $  2,387
       64    Triumph Group, Inc. *                                    2,836
                                                                   --------
                                                                      5,223
             APPAREL -- 1.1%
      148    Skechers U.S.A., Inc., Class A *                         3,188
      207    Tommy Hilfiger Corp. (Hong Kong) *                       2,959
                                                                   --------
                                                                      6,147
             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
       53    Furniture Brands International, Inc. *                   1,616

             AUTOMOTIVE -- 2.3%
       48    American Axle & Manufacturing Holdings, Inc. *           1,414
      106    Lithia Motors, Inc., Class A *                           2,861
       70    Monaco Coach Corp. *                                     1,497
      158    National R.V. Holdings, Inc. *                           1,582
       27    Navistar International Corp.                               874
       52    Oshkosh Truck Corp.                                      3,099
       37    Superior Industries International, Inc.                  1,734
                                                                   --------
                                                                     13,061
             BANKING -- 7.2%
       16    Allegiant Bancorp, Inc.                                    289
      114    Bank of Hawaii Corp.                                     3,198
       75    Banner Corp.                                             1,855
      135    City National Corp.                                      7,254
       40    Community Bank System, Inc.                              1,288
       42    Cullen/Frost Bankers, Inc.                               1,527
      141    Doral Financial Corp.                                    4,706
      119    Irwin Financial Corp.                                    2,393
      353    NetBank, Inc. *                                          4,107
       70    Silicon Valley Bancshares *                              1,855
       34    Southwest Bancorp of Texas, Inc. *                       1,215
       82    Sterling Bancshares, Inc.                                1,210
      120    Waypoint Financial Corp.                                 2,349
       94    West Coast Bancorp                                       1,610
       93    Westamerica Bancorporation                               3,671
       58    Wintrust Financial Corp.                                 2,011
                                                                   --------
                                                                     40,538
             BIOTECHNOLOGY -- 1.9%
       23    Abgenix, Inc. *                                            221
       85    BioSphere Medical, Inc. *                                  326
      105    Charles River Laboratories International, Inc. *         3,679
      164    CuraGen Corp. *                                            903
       70    Integra LifeSciences Holdings Corp. *                    1,519
       84    Protein Design Labs, Inc. *                                910
       82    Transkaryotic Therapies, Inc. *                          2,950
                                                                   --------
                                                                     10,508

             BROADCASTING/CABLE -- 0.1%
       91    Cablevision Systems Corp. - Rainbow Media Group,
               Class A *                                                797

                       See notes to financial statements.

                                       155

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
             BUSINESS SERVICES -- 2.2%
      328    Administaff, Inc. *                                   $  3,277
       60    Alliance Data Systems Corp. *                            1,542
      133    FreeMarkets, Inc. *                                      1,878
      165    On Assignment, Inc. *                                    2,930
      145    Source Information Management Co. *                        799
      160    Spherion Corp. *                                         1,899
                                                                   --------
                                                                     12,325
             CHEMICALS -- 2.5%
       98    Cytec Industries, Inc. *                                 3,084
       52    Lyondell Chemical Co.                                      786
      182    Millennium Chemicals, Inc.                               2,557
       33    OM Group, Inc.                                           2,050
      173    Solutia, Inc.                                            1,215
      143    Symyx Technologies, Inc. *                               1,990
      121    Wellman, Inc.                                            2,019
                                                                   --------
                                                                     13,701
             COMPUTER NETWORKS -- 0.0%
        3    SafeNet, Inc. *                                             41

             COMPUTER SOFTWARE -- 3.3%
       53    Activision, Inc. *                                       1,532
      273    Borland Software Corp. *                                 2,812
       61    CACI International, Inc., Class A *                      2,317
       26    Computer Programs and Systems, Inc. *                      555
       41    Embarcadero Technologies, Inc. *                           250
       67    ManTech International Corp. *                            1,603
       35    NetIQ Corp. *                                              799
      413    Precise Software Solutions LTD (Israel) *                3,942
       23    SRA International, Inc., Class A *                         616
      130    Tier Technologies, Inc., Class B *                       2,317
       35    Veridian Corp. *                                           784
      112    Witness Systems, Inc. *                                    827
                                                                   --------
                                                                     18,354
             COMPUTERS/COMPUTER HARDWARE -- 0.7%
      547    Maxtor Corp. *                                           2,471
       44    Mercury Computer Systems, Inc. *                           901
       87    Synaptics, Inc. *                                          656
                                                                   --------
                                                                      4,028
             CONSTRUCTION MATERIALS -- 1.4%
      143    Elcor Corp.                                              3,900
      163    Universal Forest Products, Inc.                          3,811
                                                                   --------
                                                                      7,711
             CONSUMER PRODUCTS -- 2.2%
       96    Alberto-Culver Co., Class B                              4,599
       97    WD-40 Co.                                                2,685
      193    Yankee Candle Co., Inc. *                                5,216
                                                                   --------
                                                                     12,500
             CONSUMER SERVICES -- 0.5%
      137    ITT Educational Services, Inc. *                         2,977

                       See notes to financial statements.

                                       156

   SHARES    ISSUER                                                   VALUE
---------------------------------------------------------------------------
             DISTRIBUTION -- 0.2%
       51    Advanced Marketing Services, Inc.                     $    929

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
      187    Capstone Turbine Corp. *                                   310
      126    Coherent, Inc. *                                         3,710
       70    InVision Technologies, Inc. *                            1,698
       73    OSI Systems, Inc. *                                      1,440
       85    Plexus Corp. *                                           1,540
      270    Power-One, Inc. *                                        1,677
       51    SanDisk Corp. *                                            628
                                                                   --------
                                                                     11,003
             ENGINEERING SERVICES -- 0.0%
      419    Encompass Services Corp. *                                 239

             ENTERTAINMENT/LEISURE -- 1.9%
      144    Penn National Gaming, Inc. *                             2,608
      323    Scientific Games Corp., Class A *                        2,566
      299    Six Flags, Inc. *                                        4,315
       72    WMS Industries, Inc. *                                     878
                                                                   --------
                                                                     10,367
             ENVIRONMENTAL SERVICES -- 1.3%
       66    Stericycle, Inc. *                                       2,333
      153    Waste Connections, Inc. *                                4,783
                                                                   --------
                                                                      7,116
             FINANCIAL SERVICES -- 3.6%
       72    Allied Capital Corp.                                     1,642
       62    American Capital Strategies LTD                          1,706
      131    American Home Mortgage Holdings, Inc.                    1,641
      340    Ameritrade Holding Corp., Class A *                      1,564
      381    eSpeed, Inc., Class A *                                  4,155
       77    Federal Agricultural Mortgage Corp., Class C *           2,065
      210    Medallion Financial Corp.                                1,110
       46    MicroFinancial, Inc.                                       362
       41    New Century Financial Corp.                              1,417
      440    Ocwen Financial Corp. *                                  2,420
       80    R & G Financial Corp., Class B                           1,900
                                                                   --------
                                                                     19,982
             FOOD/BEVERAGE PRODUCTS -- 1.1%
       43    Robert Mondavi Corp., Class A *                          1,489
      140    The J.M. Smucker Co.                                     4,785
                                                                   --------
                                                                      6,274
             HEALTH CARE/HEALTH CARE SERVICES -- 5.4%
       35    Accredo Health, Inc. *                                   1,596
       26    Advanced Neuromodulation Systems, Inc. *                   801
       47    American Healthways, Inc. *                                840
       98    AMN Healthcare Services, Inc. *                          3,429
       82    Centene Corp. *                                          2,545
       93    Conceptus, Inc. *                                        1,532
       41    CTI Molecular Imaging, Inc. *                              949
       98    Eclipsys Corp. *                                           640
      395    Hooper Holmes, Inc.                                      3,159

                       See notes to financial statements.

                                       157

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
      164    I-STAT Corp. *                                        $    583
       76    LifePoint Hospitals, Inc. *                              2,759
       39    Odyssey Healthcare, Inc. *                               1,414
      129    Omnicare, Inc.                                           3,398
       36    Priority Healthcare Corp., Class B *                       849
       81    TECHNE Corp. *                                           2,295
       82    Triad Hospitals, Inc. *                                  3,465
                                                                   --------
                                                                     30,254
             HOTELS/OTHER LODGING -- 0.3%
       88    Station Casinos, Inc. *                                  1,568

             INSURANCE-- 3.1%
       95    HCC Insurance Holdings, Inc.                             2,492
      162    Protective Life Corp.                                    5,359
       71    Scottish Annuity & Life Holdings LTD (Bermuda)           1,358
       92    StanCorp Financial Group, Inc.                           5,082
       59    W.R. Berkley Corp.                                       3,243
                                                                   --------
                                                                     17,534
             INTERNET SERVICES/SOFTWARE -- 1.8%
      195    LendingTree, Inc. *                                      2,477
      286    Netegrity, Inc. *                                        1,761
       89    Overture Services, Inc. *                                2,221
       62    Netflix, Inc. *                                            872
      153    Plumtree Software, Inc. *                                  759
      212    Priceline.com, Inc. *                                      591
      310    SeeBeyond Technology Corp. *                               962
                                                                   --------
                                                                      9,643
             LEASING -- 0.6%
      104    GATX Corp.                                               3,135

             MACHINERY & ENGINEERING EQUIPMENT -- 3.5%
      182    Applied Industrial Technologies, Inc.                    3,542
      260    Flowserve Corp. *                                        7,762
      112    IDEX Corp.                                               3,753
       98    Regal-Beloit Corp.                                       2,374
       59    York International Corp.                                 1,989
                                                                   --------
                                                                     19,420
             MANUFACTURING -- 0.9%
       76    Actuant Corp. *                                          3,115
       69    Applied Films Corp. *                                      767
       51    Armor Holdings, Inc. *                                   1,308
                                                                   --------
                                                                      5,190
             METALS/MINING -- 1.9%
       28    Liquidmetal Technologies *                                 324
      142    Mueller Industries, Inc. *                               4,514
      272    Valmont Industries, Inc.                                 5,534
                                                                   --------
                                                                     10,372
             MULTI-MEDIA -- 1.7%
       91    Crown Media Holdings, Inc., Class A *                      718
      159    Hearst-Argyle Television, Inc. *                         3,582


                       See notes to financial statements.

                                       158

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
      240    Insight Communications Co., Inc. *                    $  2,917
      122    Journal Register Co. *                                   2,445
                                                                   --------
                                                                      9,662
             OFFICE/BUSINESS EQUIPMENT -- 1.1%
      176    Global Imaging Systems, Inc. *                           3,344
      131    Herman Miller, Inc.                                      2,666
                                                                   --------
                                                                      6,010
             OIL & GAS -- 5.7%
      231    Atmos Energy Corp.                                       5,404
      654    Chesapeake Energy Corp. *                                4,710
       40    Energen Corp.                                            1,106
      265    Global Industries LTD *                                  1,850
       83    Gulf Island Fabrication, Inc. *                          1,518
       75    Hanover Compressor Co. *                                 1,015
      109    Lone Star Technologies *                                 2,506
      105    Premcor, Inc. *                                          2,703
      160    Spinnaker Exploration Co. *                              5,774
       69    Stone Energy Corp. *                                     2,768
       61    W-H Energy Services, Inc. *                              1,361
       25    Westport Resources Corp. *                                 416
       47    Willbros Group, Inc. (Panama) *                            806
                                                                   --------
                                                                     31,937
             PACKAGING -- 1.2%
      969    Crown Cork & Seal Co., Inc. *                            6,639

             PAPER/FOREST PRODUCTS -- 1.9%
      156    Aracruz Celulose SA, ADR (Brazil)                        3,124
      287    Buckeye Technologies, Inc. *                             2,811
      289    Caraustar Industries, Inc.                               3,610
       75    Domtar, Inc. (Canada)                                      883
                                                                   --------
                                                                     10,428
             PHARMACEUTICALS -- 3.7%
      171    Amylin Pharmaceuticals, Inc. *                           1,871
       91    AtheroGenics, Inc. *                                       655
       82    BioMarin Pharmaceuticals, Inc. *                           426
      106    First Horizon Pharmaceutical Corp. *                     2,197
      154    Isis Pharmaceuticals, Inc. *                             1,467
       28    La Jolla Pharmaceutical Co. (Restricted) *                 177
      100    La Jolla Pharmaceutical Co. *                              626
      172    Ligand Pharmaceuticals, Inc., Class B *                  2,489
      156    Neurocrine Biosciences, Inc. *                           4,479
       74    Scios, Inc. *                                            2,270
       87    Taro Pharmaceutical Industries LTD (Israel) *            2,138
       44    Trimeris, Inc. *                                         1,952
                                                                   --------
                                                                     20,747
             PHOTOGRAPHIC EQUIPMENT -- 0.2%
      182    Concord Camera Corp. *                                     928

             PRINTING & PUBLISHING -- 0.2%
       53    Information Holdings, Inc. *                             1,296

                       See notes to financial statements.

                                       159

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST -- 8.1%
      146    America First Mortgage Investments, Inc.              $  1,441
       75    Annaly Mortgage Management, Inc.                         1,455
       85    Anworth Mortgage Asset Corp.                             1,189
       36    CarrAmerica Realty Corp.                                 1,097
       84    Centerpoint Properties Corp.                             4,876
       35    Chelsea Property Group, Inc.                             1,182
      191    Cousins Properties, Inc.                                 4,738
       54    Developers Diversified Realty Corp.                      1,210
       71    FBR Asset Investment Corp.                               2,359
      103    General Growth Properties, Inc.                          5,232
       57    Highwoods Properties, Inc.                               1,484
       24    Home Properties of New York, Inc.                          892
      118    Mission West Properties, Inc.                            1,438
       45    Post Properties, Inc.                                    1,355
      202    Prentiss Properties Trust                                6,425
      260    United Dominion Realty Trust, Inc.                       4,089
      119    Ventas, Inc.                                             1,521
      102    Weingarten Realty Investors                              3,609
                                                                   --------
                                                                     45,592
             RESTAURANTS/FOOD SERVICES -- 1.7%
      180    AFC Enterprises, Inc. *                                  5,614
       87    CEC Entertainment, Inc. *                                3,607
                                                                   --------
                                                                      9,221
             RETAILING -- 5.2%
      238    1-800-FLOWERS.COM, Inc. *                                2,660
      220    Alloy, Inc. *                                            3,183
      124    Big 5 Sporting Goods Corp. *                             1,771
      116    Duane Reade, Inc. *                                      3,952
      129    GameStop Corp. *                                         2,715
       56    Genesco, Inc. *                                          1,362
       69    HOT Topic, Inc. *                                        1,840
      110    Linens 'n Things, Inc. *                                 3,617
       43    Pier 1 Imports, Inc.                                       906
      139    School Specialty, Inc. *                                 3,689
       49    Too, Inc. *                                              1,496
       69    Ultimate Electronics, Inc. *                             1,781
                                                                   --------
                                                                     28,972
             SEMI-CONDUCTORS -- 3.4%
       72    ANADIGICS, Inc. *                                          592
      109    Asyst Technologies, Inc. *                               2,223
       88    ATMI, Inc. *                                             1,964
      161    August Technology Corp. *                                1,590
       47    Brooks-PRI Automation, Inc. *                            1,199
      134    Exar Corp. *                                             2,638
      129    Hifn, Inc. *                                               775
      183    Kopin Corp. *                                            1,206
      310    Lattice Semiconductor Corp. *                            2,713
       28    LTX Corp. *                                                406
      117    Monolithic System Technology, Inc. *                     1,302
       50    Oak Technology, Inc. *                                     227

                       See notes to financial statements.

                                       160

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
       75    Photronics, Inc. *                                    $  1,417
      294    Stratos Lightwave, Inc. *                                  471
                                                                   --------
                                                                     18,723
             STEEL -- 0.8%
      154    Reliance Steel & Aluminum Co.                            4,706

             TELECOMMUNICATIONS -- 0.7%
      125    Boston Communications Group *                            1,004
      133    C-COR.net Corp. *                                          928
       79    Crown Castle International Corp. *                         309
       48    IDT Corp. *                                                772
      217    ITXC Corp. *                                             1,132
                                                                   --------
                                                                      4,145
             TELECOMMUNICATIONS EQUIPMENT -- 1.0%
      175    Advanced Fibre Communications, Inc. *                    2,891
      117    Ectel LTD (Israel) *                                     1,360
      128    Harmonic, Inc. *                                           468
      179    Remec, Inc. *                                            1,002
                                                                   --------
                                                                      5,721
             TEXTILES -- 0.7%
       63    Mohawk Industries, Inc. *                                3,884

             TOYS & GAMES -- 0.5%
      162    JAKKS Pacific, Inc. *                                    2,868

             TRANSPORTATION -- 1.0%
      152    Arkansas Best Corp. *                                    3,870
       68    Werner Enterprises, Inc.                                 1,444
                                                                   --------
                                                                      5,314
             UTILITIES -- 2.3%
      125    ALLETE, Inc.                                             3,382
      182    Cleco Corp.                                              3,985
      682    Sierra Pacific Resources                                 5,319
                                                                   --------
                                                                     12,686
             ----------------------------------------------------------------
             Total Common Stocks                                    532,032
             (Cost $519,325)
             ----------------------------------------------------------------
             INVESTMENT COMPANY -- 0.2%
       57    Gladstone Capital Corp.                                  1,022
             (Cost $850)
-----------------------------------------------------------------------------
             Total Long-Term Investments                            533,054
             (Cost $520,175)
-----------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 4.5%
-----------------------------------------------------------------------------
             MONEY MARKET FUND -- 4.5%
   25,212    JPMorgan Prime Money Market Fund (a)                    25,212
             (Cost $25,212)
-----------------------------------------------------------------------------
             Total Investments -- 100.0%                           $558,266
             (Cost $545,387)
-----------------------------------------------------------------------------

                       See notes to financial statements.

                                       161

     JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.3%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.3%
             AEROSPACE -- 1.7%
       26    DRS Technologies, Inc. *                              $  1,095
       11    Triumph Group, Inc. *                                      474
                                                                   --------
                                                                      1,569
             APPAREL -- 0.4%
       17    Skechers U.S.A., Inc., Class A *                           374

             AUTOMOTIVE -- 1.0%
       15    Oshkosh Truck Corp.                                        898

             BANKING -- 3.6%
       17    City National Corp.                                        933
       27    Doral Financial Corp.                                      892
       88    NetBank, Inc. *                                          1,028
       13    Southwest Bancorp of Texas, Inc. *                         467
                                                                   --------
                                                                      3,320
             BIOTECHNOLOGY -- 4.0%
        7    Abgenix, Inc. *                                             71
       29    Charles River Laboratories International, Inc. *         1,005
       71    CuraGen Corp. *                                            393
       38    Protein Design Labs, Inc. *                                410
       51    Transkaryotic Therapies, Inc. *                          1,821
                                                                   --------
                                                                      3,700
             BROADCASTING/CABLE -- 0.3%
       27    Cablevision Systems Corp. - Rainbow Media Group,
               Class A *                                                234

             BUSINESS SERVICES -- 3.6%
      142    Administaff, Inc. *                                      1,420
       68    FreeMarkets, Inc. *                                        956
       51    On Assignment, Inc. *                                      910
                                                                   --------
                                                                      3,286
             CHEMICALS -- 1.2%
       78    Symyx Technologies, Inc. *                               1,080

             COMPUTER SOFTWARE -- 7.3%
       16    Activision, Inc. *                                         467
       69    Borland Software Corp. *                                   713
       29    CACI International, Inc., Class A *                      1,091
       11    Computer Programs & Systems, Inc. *                        228
       28    ManTech International Corp. *                              662
      158    Precise Software Solutions LTD (Israel) *                1,509
       10    SRA International, Inc., Class A *                         275
       37    Tier Technologies, Inc., Class B *                         658
       14    Veridian Corp. *                                           322
      102    Witness Systems, Inc. *                                    751
                                                                   --------
                                                                      6,676

                       See notes to financial statements.

                                       162

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
             COMPUTERS/COMPUTER HARDWARE -- 2.0%
      238    Maxtor Corp. *                                        $  1,074
       19    Mercury Computer Systems, Inc. *                           399
       45    Synaptics, Inc. *                                          342
                                                                   --------
                                                                      1,815
             CONSUMER PRODUCTS -- 0.7%
       23    WD-40 Co.                                                  643

             CONSUMER SERVICES -- 0.7%
       31    ITT Educational Services, Inc. *                           675

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.0%
       36    Coherent, Inc. *                                         1,059
       31    InVision Technologies, Inc. *                              745
       33    OSI Systems, Inc. *                                        659
       25    Plexus Corp. *                                             460
       72    Power-One, Inc. *                                          446
       23    SanDisk Corp. *                                            286
                                                                   --------
                                                                      3,655
             ENTERTAINMENT/LEISURE -- 1.9%
       57    Scientific Games Corp., Class A *                          452
       87    Six Flags, Inc. *                                        1,255
                                                                   --------
                                                                      1,707
             ENVIRONMENTAL SERVICES -- 2.6%
       18    Stericycle, Inc. *                                         640
       55    Waste Connections, Inc. *                                1,722
                                                                   --------
                                                                      2,362
             FINANCIAL SERVICES -- 3.2%
      196    eSpeed, Inc., Class A *                                  2,140
       31    Federal Agricultural Mortgage Corp., Class C *             824
                                                                   --------
                                                                      2,964
             FOOD/BEVERAGE PRODUCTS -- 1.0%
       26    The J.M. Smucker Co.                                       887

             HEALTH CARE/HEALTH CARE SERVICES -- 9.2%
       10    Advanced Neuromodulation Systems, Inc. *                   314
       26    American Healthways, Inc. *                                456
       44    AMN Healthcare Services, Inc. *                          1,535
       39    Centene Corp. *                                          1,207
       40    Conceptus, Inc. *                                          667
       16    CTI Molecular Imaging, Inc. *                              376
       39    Eclipsys Corp. *                                           257
      109    Hooper Holmes, Inc.                                        870
       25    LifePoint Hospitals, Inc. *                                898
       17    Odyssey Healthcare, Inc. *                                 611
       17    Priority Healthcare Corp., Class B *                       391
       31    TECHNE Corp. *                                             880
                                                                   --------
                                                                      8,462
             INTERNET SERVICES/SOFTWARE -- 4.4%
       94    LendingTree, Inc. *                                      1,189
       81    Netegrity, Inc. *                                          496

                       See notes to financial statements.

                                       163

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
       46    Overture Services, Inc. *                             $  1,154
        9    Netflix, Inc. *                                            129
       24    Plumtree Software, Inc. *                                  118
      124    Priceline.com, Inc. *                                      347
      190    SeeBeyond Technology Corp. *                               588
                                                                   --------
                                                                      4,021
             MACHINERY & ENGINEERING EQUIPMENT -- 1.3%
       41    Flowserve Corp. *                                        1,217

             MANUFACTURING -- 1.6%
       15    Actuant Corp. *                                            606
       28    Applied Films Corp. *                                      313
       22    Armor Holdings, Inc. *                                     552
                                                                   --------
                                                                      1,471
             METALS/MINING -- 0.2%
       12    Liquidmetal Technologies *                                 145

             MULTI-MEDIA -- 1.2%
       30    Crown Media Holdings, Inc., Class A *                      237
       68    Insight Communications Co., Inc. *                         823
                                                                   --------
                                                                      1,060
             OFFICE/BUSINESS EQUIPMENT -- 1.3%
       61    Global Imaging Systems, Inc. *                           1,149

             OIL & GAS -- 7.9%
      242    Chesapeake Energy Corp. *                                1,742
      136    Global Industries LTD *                                    954
       43    Gulf Island Fabrication, Inc. *                            796
       19    Lone Star Technologies *                                   436
       50    Spinnaker Exploration Co. *                              1,785
       26    Stone Energy Corp. *                                     1,043
       22    W-H Energy Services, Inc. *                                488
                                                                   --------
                                                                      7,244
             PACKAGING -- 1.3%
      169    Crown Cork & Seal Co., Inc. *                            1,156

             PHARMACEUTICALS -- 10.1%
       61    Amylin Pharmaceuticals, Inc. *                             672
       46    AtheroGenics, Inc. *                                       332
       37    BioMarin Pharmaceuticals, Inc. *                           193
       46    First Horizon Pharmaceutical Corp. *                       946
       91    Isis Pharmaceuticals, Inc. *                               870
       21    La Jolla Pharmaceutical Co. (Restricted) *                 129
       50    Ligand Pharmaceuticals, Inc., Class B *                    718
       68    Neurocrine Biosciences, Inc. *                           1,942
       39    Scios, Inc. *                                            1,186
       52    Taro Pharmaceutical Industries LTD (Israel) *            1,275
       23    Trimeris, Inc. *                                         1,026
                                                                   --------
                                                                      9,289
             PRINTING & PUBLISHING -- 0.7%
       26    Information Holdings, Inc. *                               624

                       See notes to financial statements.

                                       164

   SHARES    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST -- 1.0%
       26    FBR Asset Investment Corp.                            $    883

             RESTAURANTS/FOOD SERVICES -- 0.8%
       25    AFC Enterprises, Inc. *                                    766

             RETAILING -- 8.3%
      114    1-800-FLOWERS.COM, Inc. *                                1,275
       99    Alloy, Inc. *                                            1,436
       22    Big 5 Sporting Goods Corp. *                               313
       56    GameStop Corp. *                                         1,174
       21    HOT Topic, Inc. *                                          549
       47    School Specialty, Inc. *                                 1,235
       23    Too, Inc. *                                                701
       37    Ultimate Electronics, Inc. *                               950
                                                                   --------
                                                                      7,633
             SEMI-CONDUCTORS -- 7.0%
       33    Asyst Technologies, Inc. *                                 680
       41    ATMI, Inc. *                                               908
       77    August Technology Corp. *                                  761
       12    Brooks-PRI Automation, Inc. *                              301
       46    Exar Corp. *                                               912
       65    Hifn, Inc. *                                               389
       69    Kopin Corp. *                                              458
       81    Lattice Semiconductor Corp. *                              712
       47    Monolithic System Technology, Inc. *                       527
       40    Photronics, Inc. *                                         751
                                                                   --------
                                                                      6,399
             STEEL -- 1.0%
       30    Reliance Steel & Aluminum Co.                              919

             TELECOMMUNICATIONS -- 0.3%
       63    ITXC Corp. *                                               327

             TELECOMMUNICATIONS EQUIPMENT -- 2.0%
       61    Advanced Fibre Communications, Inc. *                    1,015
       39    Ectel LTD (Israel) *                                       458
       96    Harmonic, Inc. *                                           352
                                                                   --------
                                                                      1,825
             UTILITIES -- 0.5%
       17    ALLETE, Inc.                                               466
             -------------------------------------------------------------------
             Total Common Stocks                                     90,901
             (Cost $100,391)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7%
             MONEY MARKET FUND -- 0.7%
      596    JPMorgan Prime Money Market Fund (a)                       596
             (Cost $596)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                           $ 91,497
             (Cost $100,987)
--------------------------------------------------------------------------------

                       See notes to financial statements.

ABBREVIATIONS:
*       -- Non-income producing security.
^^      -- Amount rounds to less than one thousand.
+       -- All or a portion of this security is segregated for TBA, when issued, delayed delivery securities or swaps.
#       -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@       -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)     -- Affiliated. Money Market Fund registered under the Investment Company
           Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
ADR     -- American Depositary Receipt.
AUD     -- Australian Dollar.
CHF     -- Swiss Franc.
DN      -- Discount Note. The rate shown is the effective yield at the date of purchase.
EUR     -- Euro.
FRN     -- Floating Rate Note. The maturity date is the actual maturity date;
           the rate shown is the rate in effect as of June 30, 2002.
GBP     -- Great Britain Pound.
GDR     -- Global Depositary Receipt.
HKD     -- Hong Kong Dollar.
JPY     -- Japanese Yen.
MTN     -- Medium Term Note.
NOK     -- Norwegian Krone.
PO      -- Principal Only.
SEK     -- Swedish Krona.
Ser.    -- Series.
SGD     -- Singapore Dollar.
SUB     -- Step-Up Bond. The maturity date shown is the actual maturity date;
           the rate shown is the rate in effect as of June 30, 2002.
TBA     -- To Be Announced.
USD     -- United States Dollar.

                       See notes to financial statements.

     JPMORGAN FUNDS
     Statement of Assets & Liabilities

As of June 30, 2002 (unaudited)
(Amounts in thousands, except per share amounts)

                                                                       CAPITAL
                                                          BALANCED     GROWTH
                                                            FUND        FUND
-------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $  96,992    $ 514,009
  Cash                                                          17           --
  Receivables:
   Investment securities sold                                2,202           --
   Fund shares sold                                             --           24
   Interest and dividends                                      387          134
   Foreign tax reclaim                                          --            5
   Margin account for futures contracts                          1           --
-------------------------------------------------------------------------------
Total Assets                                                99,599      514,172
-------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                          12,427        3,021
   Fund shares redeemed                                         68          434
  Accrued liabilities:
   Investment advisory fees                                     29          175
   Administration fees                                          --           66
   Shareholder servicing fees                                    6          110
   Distribution fees                                            22          152
   Custodian fees                                               14           34
   Trustees' fees                                               37          216
   Other                                                        23          424
-------------------------------------------------------------------------------
Total Liabilities                                           12,626        4,632
-------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          104,674      455,650
  Accumulated undistributed (overdistributed)
   net investment income                                        13       (3,978)
  Accumulated net realized gain (loss) on
   investments and futures                                  (9,633)      43,743
  Net unrealized appreciation (depreciation)
   of investments and futures                               (8,081)      14,125
-------------------------------------------------------------------------------
Total Net Assets                                         $  86,973    $ 509,540
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001
  par value; unlimited number of shares authorized):
  Class A Shares                                             2,205       12,292
  Class B Shares                                               675        3,008
  Class C Shares                                                31          123
  Select Shares                                                637           84
Net Asset Value:
  Class A Shares (and redemption price)                  $   24.50    $   33.18
  Class B Shares*                                        $   24.46    $   31.56
  Class C Shares*                                        $   24.47    $   31.21
  Select Shares (and redemption price)                   $   24.60    $   34.21
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $   25.99    $   35.20
-------------------------------------------------------------------------------
Cost of investments                                      $ 105,036    $ 499,884
===============================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                           CORE     DISCIPLINED
                                                          EQUITY      EQUITY
                                                           FUND        FUND
-------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $ 101,451   $1,024,544
  Cash                                                          --           94
  Receivables:
   Investment securities sold                                1,818        1,271
   Fund shares sold                                             35            2
   Interest and dividends                                      100        1,332
   Expense reimbursements                                       --            1
-------------------------------------------------------------------------------
Total Assets                                               103,404    1,027,244
-------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                             854        1,271
   Fund shares redeemed                                         64           --
   Margin account for futures contracts                          4           17
  Accrued liabilities:
   Investment advisory fees                                     44          310
   Administration fees                                           9           59
   Shareholder servicing fees                                   21           22
   Distribution fees                                            12            1
   Custodian fees                                                6           42
   Trustees' fees                                               17            4
   Other                                                        21           11
-------------------------------------------------------------------------------
Total Liabilities                                            1,052        1,737
-------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          137,395    1,381,778
  Accumulated undistributed (overdistributed)
   net investment income                                       (80)         987
  Accumulated net realized gain (loss) on
   investments and futures                                 (11,048)    (336,634)
  Net unrealized appreciation (depreciation)
   of investments and futures                              (23,915)     (20,624)
-------------------------------------------------------------------------------
Total Net Assets                                         $ 102,352   $1,025,507
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001
  par value; unlimited number of shares authorized):
  Class A Shares                                               928          193
  Class B Shares                                               786           32
  Class C Shares                                               255           --
  Institutional Shares                                          --       78,604
  Select Shares                                              3,595        6,946
Net Asset Value:
  Class A Shares (and redemption price)                  $   18.33   $    11.94
  Class B Shares*                                        $   18.15   $    11.93
  Class C Shares*                                        $   18.16   $       --
  Institutional Shares (and redemption price)            $      --   $    11.96
  Select Shares (and redemption price)                   $   18.48   $    11.96
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $   19.45   $    12.67
-------------------------------------------------------------------------------
Cost of investments                                      $ 125,333   $1,045,271
===============================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                      DISCIPLINED
                                                      EQUITY VALUE   DIVERSIFIED
                                                           FUND          FUND
-------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $  38,793   $  665,565
  Cash                                                          10          710
  Foreign currency, at value                                    --          715
  Receivables:
   Investment securities sold                                  117       33,180
   Fund shares sold                                             --            9
   Interest and dividends                                       54        1,948
   Foreign tax reclaim                                          --          258
   Margin account for futures contracts                         --           58
   Unrealized gain on forward foreign currency
    contracts                                                   --          219
-------------------------------------------------------------------------------
Total Assets                                                38,974      702,662
-------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                             116      105,652
   Unrealized loss on forward foreign currency
    contracts                                                   --          153
   Unrealized loss on open swap contracts                       --          126
  Accrued liabilities:
   Investment advisory fees                                     --          279
   Administration fees                                          --           15
   Shareholder servicing fees                                   --           62
   Custodian fees                                               12          116
   Trustees' fees                                               --^           1
   Other                                                        28           23
-------------------------------------------------------------------------------
Total Liabilities                                              156      106,427
-------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                           40,580      650,841
  Accumulated undistributed (overdistributed)
   net investment income                                        85        1,001
  Accumulated net realized gain (loss) on
   investments, futures and foreign exchange
   transactions                                               (510)     (76,950)
  Net unrealized appreciation (depreciation) of
   investments, futures, foreign exchange
   translations and swaps                                   (1,337)      21,343
-------------------------------------------------------------------------------
Total Net Assets                                         $  38,818   $  596,235
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
 authorized):
  Institutional Shares                                       2,618       26,378
  Select Shares                                                 --       25,147
Net Asset Value:
  Institutional Shares (and redemption price)            $   14.83   $    11.57
  Select Shares (and redemption price)                   $      --   $    11.57
-------------------------------------------------------------------------------
Cost of investments                                      $  40,130   $  643,966
===============================================================================

^    Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                          DYNAMIC      EQUITY
                                                         SMALL CAP     GROWTH
                                                           FUND         FUND
-------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $ 181,232   $   85,332
  Cash                                                           2           --
  Receivables:
   Investment securities sold                                   --        4,185
   Fund shares sold                                            143           44
   Interest and dividends                                       21           94
-------------------------------------------------------------------------------
Total Assets                                               181,398       89,655
-------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Due to custodian                                             --          277
   Investment securities purchased                              --        2,164
   Fund shares redeemed                                        292           40
  Accrued liabilities:
   Investment advisory fees                                    100           30
   Administration fees                                          23            8
   Shareholder servicing fees                                   14           12
   Distribution fees                                            68            8
   Custodian fees                                               16            6
   Trustees' fees                                               28           27
   Other                                                        47            8
-------------------------------------------------------------------------------
Total Liabilities                                              588        2,580
-------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          202,088      153,372
  Accumulated undistributed (overdistributed)
   net investment income                                    (1,527)        (162)
  Accumulated net realized gain (loss) on
   investments                                             (34,741)     (40,906)
  Net unrealized appreciation (depreciation)
   of investments                                           14,990      (25,229)
-------------------------------------------------------------------------------
Total Net Assets                                         $ 180,810   $   87,075
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Class A Shares                                             6,638          846
  Class B Shares                                             4,527          438
  Class C Shares                                               810           57
  Select Shares                                                715        2,110
Net Asset Value:
  Class A Shares (and redemption price)                  $   14.47   $    25.09
  Class B Shares*                                        $   13.91   $    24.85
  Class C Shares*                                        $   13.89   $    24.82
  Select Shares (and redemption price)                   $   14.66   $    25.38
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25% )                    $   15.35   $    26.62
-------------------------------------------------------------------------------
Cost of investments                                      $ 166,242   $  110,561
===============================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                           EQUITY      GROWTH
                                                           INCOME    AND INCOME
                                                            FUND        FUND
--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $  85,362   $       --
  Investment in Portfolio, at value                             --      895,706
  Receivables:
   Investment securities sold                                1,207           --
   Fund shares sold                                              2           31
   Interest and dividends                                      154           --
   Expense reimbursements                                        7          389
--------------------------------------------------------------------------------
Total Assets                                                86,732      896,126
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Due to custodian                                            667           --
   Dividends                                                    --        8,666
   Fund shares redeemed                                        138          943
  Accrued liabilities:
   Investment advisory fees                                     22           --
   Administration fees                                           9           38
   Shareholder servicing fees                                   15          189
   Distribution fees                                             9          246
   Custodian fees                                               12           --
   Trustees' fees                                               31          152
   Other                                                        63          231
--------------------------------------------------------------------------------
Total Liabilities                                              966       10,465
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                           96,238      915,147
  Accumulated undistributed (overdistributed)
   net investment income                                        97         (158)
  Accumulated net realized gain (loss) on
   investments                                              (5,503)      15,147
  Net unrealized appreciation (depreciation)
   of investments                                           (5,066)     (44,475)
--------------------------------------------------------------------------------
Total Net Assets                                         $  85,766   $  885,661
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Class A Shares                                               761       28,575
  Class B Shares                                               410        4,889
  Class C Shares                                               119          246
  Select Shares                                              1,937          111
Net Asset Value:
  Class A Shares (and redemption price)                  $   26.58   $    26.26
  Class B Shares*                                        $   26.53   $    25.81
  Class C Shares*                                        $   26.53   $    25.00
  Select Shares (and redemption price)                   $   26.59   $    27.00
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $   28.20   $    27.86
--------------------------------------------------------------------------------
Cost of investments                                      $  90,428   $       --
================================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                          MID CAP     MID CAP
                                                          GROWTH       VALUE
                                                           FUND        FUND
--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $  75,997   $  57,790
  Cash                                                          10          29
  Deferred organization cost                                    --           5
  Receivables:
   Fund shares sold                                              1         478
   Interest and dividends                                       44          44
   Expense reimbursements                                       --           3
-------------------------------------------------------------------------------
Total Assets                                                76,052      58,349
-------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                             447       2,086
   Fund shares redeemed                                          6          37
  Accrued liabilities:
   Investment advisory fees                                     42          11
   Administration fees                                          --           5
   Distribution fees                                            22          17
   Custodian fees                                               11          29
   Trustees' fees                                                5          --^
   Other                                                         3         130
-------------------------------------------------------------------------------
Total Liabilities                                              536       2,315
-------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          337,199      54,810
  Accumulated undistributed (overdistributed)
   net investment income                                      (545)         51
  Accumulated net realized gain (loss) on
   investments                                            (250,567)        185
  Net unrealized appreciation (depreciation)
   of investments                                          (10,571)        988
-------------------------------------------------------------------------------
Total Net Assets                                         $  75,516   $  56,034
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Class A Shares                                            17,471         865
  Class B Shares                                               917         787
  Class C Shares                                                --         400
  Institutional Shares                                          --       1,617
  Select Shares                                                 --         136
Net Asset Value:
  Class A Shares (and redemption price)                  $    4.11   $   14.72
  Class B Shares*                                        $    4.04   $   14.62
  Class C Shares*                                        $      --   $   14.65
  Institutional Shares (and redemption price)            $      --   $   14.80
  Select Shares (and redemption price)                   $      --   $   14.77
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $    4.36   $   15.62
-------------------------------------------------------------------------------
Cost of investments                                      $  86,568   $  56,802
===============================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                         SMALL CAP   SMALL CAP
                                                          EQUITY      GROWTH
                                                           FUND        FUND
--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $ 679,833   $    2,148
  Cash                                                          54           --
  Deferred organization cost                                    --            9
  Receivables:
   Investment securities sold                                   --            9
   Fund shares sold                                            251           --
   Interest and dividends                                      385           --
   Expense reimbursements                                       --           14
--------------------------------------------------------------------------------
Total Assets                                               680,523        2,180
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                              --            6
   Fund shares redeemed                                         72           --
  Accrued liabilities:
   Investment advisory fees                                    372           --
   Administration fees                                          86           --
   Shareholder servicing fees                                   10           --
   Distribution fees                                            39           --
   Custodian fees                                               44            7
   Trustees' fees                                              115           --^
   Other                                                       142           33
--------------------------------------------------------------------------------
Total Liabilities                                              880           46
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          585,934        3,428
  Accumulated undistributed (overdistributed)
   net investment income                                    (1,545)         (12)
  Accumulated net realized gain (loss) on
   investments                                              15,929         (612)
  Net unrealized appreciation (depreciation)
   of investments                                           79,325         (670)
--------------------------------------------------------------------------------
Total Net Assets                                         $ 679,643   $    2,134
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Class A Shares                                             3,829           62
  Class B Shares                                             1,806           21
  Class C Shares                                                --            4
  Institutional Shares                                          --          222
  Select Shares                                             25,920           14
Net Asset Value:
  Class A Shares (and redemption price)                  $   20.99   $     6.55
  Class B Shares*                                        $   19.68   $     6.52
  Class C Shares*                                        $      --   $     6.51
  Institutional Shares (and redemption price)            $      --   $     6.62
  Select Shares (and redemption price)                   $   21.75   $     6.60
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $   22.27   $     6.95
--------------------------------------------------------------------------------
Cost of investments                                      $ 600,508   $    2,818
================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.


                                                      SMARTINDEX(TM) U.S. EQUITY
                                                           FUND        FUND
--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $ 354,567   $  394,708
  Cash                                                          --           22
  Receivables:
   Investment securities sold                               31,294       11,880
   Fund shares sold                                             --            8
   Interest and dividends                                      518          565
--------------------------------------------------------------------------------
Total Assets                                               386,379      407,183
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Due to custodian                                         23,636           --
   Investment securities purchased                             326        2,321
   Fund shares redeemed                                         --           37
   Margin account for futures contracts                         16           21
  Accrued liabilities:
   Investment advisory fees                                     82          137
   Administration fees                                          18           22
   Shareholder servicing fees                                   --           63
   Distribution fees                                            --           17
   Custodian fees                                               53           26
   Trustees' fees                                               --^          33
   Other                                                        81           49
--------------------------------------------------------------------------------
Total Liabilities                                           24,212        2,726
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          534,212      456,989
  Accumulated undistributed (overdistributed)
    net investment income                                      389          212
  Accumulated net realized gain (loss) on
   investments and futures                                (140,537)     (57,521)
  Net unrealized appreciation (depreciation)
   of investments and futures                              (31,897)       4,777
--------------------------------------------------------------------------------
Total Net Assets                                         $ 362,167   $  404,457
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Class A Shares                                                --        4,349
  Class B Shares                                                --        1,614
  Class C Shares                                                --          113
  Institutional Shares                                      31,208        9,533
  Select Shares                                                 --       31,420
Net Asset Value:
  Class A Shares (and redemption price)                  $      --   $     8.61
  Class B Shares*                                        $      --   $     8.57
  Class C Shares*                                        $      --   $     8.57
  Institutional Shares (and redemption price)            $   11.60   $     8.60
  Select Shares (and redemption price)                   $      --   $     8.60
Class A Maximum Public Offering Price Per Share
  (net asset value per share/94.25%)                     $      --   $     9.14
--------------------------------------------------------------------------------
Cost of investments                                      $ 386,592   $  389,866
================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                       U.S.
                                                        U.S. SMALL SMALL COMPANY
                                                          COMPANY  OPPORTUNITIES
                                                           FUND        FUND
--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                        $ 558,266   $   91,497
  Cash                                                         146           --
  Receivables:
   Investment securities sold                                3,030        3,669
   Fund shares sold                                              1          835
   Interest and dividends                                      498           36
--------------------------------------------------------------------------------
Total Assets                                               561,941       96,037
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased                           7,001          449
  Accrued liabilities:
   Investment advisory fees                                    275           47
   Administration fees                                          47           --
   Shareholder servicing fees                                   70           20
   Custodian fees                                               44           27
   Trustees' fees                                                1            1
   Other                                                        31           77
--------------------------------------------------------------------------------
Total Liabilities                                            7,469          621
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                          553,549      239,677
  Accumulated undistributed (overdistributed)
   net investment income                                     1,475         (505)
  Accumulated net realized gain (loss) on
   investments                                             (13,431)    (134,266)
  Net unrealized appreciation (depreciation)
   of investments                                           12,879       (9,490)
--------------------------------------------------------------------------------
Total Net Assets                                         $ 554,472   $   95,416
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number of shares
authorized):
  Institutional Shares                                      24,524           --
  Select Shares                                             22,776       11,585
Net Asset Value:
  Institutional Shares (and redemption price)            $   11.73   $       --
  Select Shares (and redemption price)                   $   11.72   $     8.24
--------------------------------------------------------------------------------
Cost of investments                                      $ 545,387     $ 100,987
================================================================================

*  Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

     JPMORGAN FUNDS
     Statement of Operations

For the six months ended June 30, 2002 (unaudited)
(Amounts in thousands)

                                                                       CAPITAL
                                                         BALANCED      GROWTH
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                               $   1,002   $       --
  Dividend                                                     294          510
  Dividend income from affiliated investments*                  67          121
  Foreign taxes withheld                                        --^          (8)
--------------------------------------------------------------------------------
Total investment income                                      1,363          623
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     249        1,203
  Administration fees                                           75          451
  Shareholder servicing fees                                   125          752
  Distribution fees                                            148        1,083
  Custodian fees                                                72           61
  Printing and postage                                           5           42
  Professional fees                                             15           11
  Registration expenses                                         19           51
  Transfer agent fees                                          120          694
  Trustees' fees                                                --^           3
  Other                                                         10            1
--------------------------------------------------------------------------------
Total expenses                                                 838        4,352
--------------------------------------------------------------------------------
  Less amounts waived                                          171           --
  Less earnings credits                                          4            4
--------------------------------------------------------------------------------
   Net expenses                                                663        4,348
--------------------------------------------------------------------------------
Net investment income (loss)                                   700       (3,725)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
   Investments                                              (4,775)      41,681
   Futures                                                     (43)          --
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                              (6,216)    (148,445)
   Futures                                                     (52)          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and futures                                (11,086)    (106,764)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (10,386)  $ (110,489)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       6   $       10
================================================================================

^  Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                           CORE     DISCIPLINED
                                                          EQUITY      EQUITY
                                                           FUND        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                               $       3   $      123
  Dividend                                                     708        7,854
  Dividend income from affiliated investments*                  20           96
  Foreign taxes withheld                                        (3)          (4)
--------------------------------------------------------------------------------
Total investment income                                        728        8,069
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     326        2,100
  Administration fees                                           98          900
  Shareholder servicing fees                                   163          686
  Distribution fees                                            114            4
  Custodian fees                                                33           80
  Printing and postage                                           3           13
  Professional fees                                             16           32
  Registration expenses                                         12            4
  Transfer agent fees                                           77           56
  Trustees' fees                                                 1            6
  Other                                                          1           11
--------------------------------------------------------------------------------
Total expenses                                                 844        3,892
--------------------------------------------------------------------------------
  Less amounts waived                                           56        1,018
  Less expense reimbursements                                   --           15
--------------------------------------------------------------------------------
   Net expenses                                                788        2,859
--------------------------------------------------------------------------------
Net investment income (loss)                                   (60)       5,210
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                              (1,354)     (68,045)
   Futures                                                    (296)        (960)
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                             (23,860)    (129,588)
   Futures                                                     (33)        (125)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments  and futures                               (25,543)    (198,718)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (25,603)  $ (193,508)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       1   $        8
================================================================================

                       See notes to financial statements.

                                       177

                                                        DISCIPLINED
                                                        EQUITYVALUE DIVERSIFIED
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                               $       3   $    5,648
  Dividend                                                     321        3,031
  Dividend income from affiliated investments*                   1          452
  Foreign taxes withheld                                        --          (90)
--------------------------------------------------------------------------------
Total investment income                                        325        9,041
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                      59        1,825
  Administration fees                                           25          498
  Shareholder servicing fees                                    17          575
  Custodian fees                                                58          197
  Printing and postage                                           6            4
  Professional fees                                             28           34
  Registration expenses                                         24           --
  Transfer agent fees                                            7           40
  Trustees' fees                                                --^           3
  Other                                                          3            5
--------------------------------------------------------------------------------
Total expenses                                                 227        3,181
--------------------------------------------------------------------------------
  Less amounts waived                                          101          590
  Less earnings credits                                         --           14
  Less expense reimbursements                                   50           --
--------------------------------------------------------------------------------
   Net expenses                                                 76        2,577
--------------------------------------------------------------------------------
Net investment income                                          249        6,464
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                                (506)      (9,063)
   Futures                                                      --       (1,357)
   Foreign exchange transactions                                --          240
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                              (3,075)     (47,016)
   Futures                                                      --         (313)
   Foreign currency translations                                --          (24)
   Swaps                                                        --         (126)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments, futures, foreign exchange
    translations and swaps                                  (3,581)     (57,659)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $  (3,332)  $  (51,195)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $      --^  $       39
================================================================================

^  Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                          DYNAMIC      EQUITY
                                                         SMALL CAP     GROWTH
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                               $      26   $       --
  Dividend                                                     199          529
  Dividend income from affiliated investments*                  26           10
  Foreign taxes withheld                                        --           (5)
--------------------------------------------------------------------------------
Total investment income                                        251          534
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     658          280
  Administration fees                                          152           84
  Shareholder servicing fees                                   253          140
  Distribution fees                                            439           91
  Custodian fees                                                40           47
  Organization expenses                                          7           --
  Printing and postage                                           8            3
  Professional fees                                             12           16
  Registration expenses                                         12           37
  Transfer agent fees                                          265          132
  Trustees' fees                                                 1            1
  Other                                                          1            1
--------------------------------------------------------------------------------
Total expenses                                               1,848          832
--------------------------------------------------------------------------------
  Less amounts waived                                          103          135
  Less expense reimbursements                                   --           33
--------------------------------------------------------------------------------
   Net expenses                                              1,745          664
--------------------------------------------------------------------------------
Net investment income (loss)                                (1,494)        (130)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                              (8,650)      (6,487)
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                              (6,020)     (18,321)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                         (14,670)     (24,808)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (16,164)  $  (24,938)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       2   $        1
================================================================================

                       See notes to financial statements.

                                       179

                                                          EQUITY     GROWTH AND
                                                          INCOME       INCOME
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend                                               $     930   $       --
  Dividend income from affiliated investments*                   8           --
  Allocated investment income from Portfolio                    --        9,997
  Allocated expenses from Portfolio                             --       (2,305)
--------------------------------------------------------------------------------
Total investment income                                        938        7,692
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     200           --
  Administration fees                                           75          500
  Shareholder servicing fees                                   125        1,250
  Distribution fees                                             92        1,651
  Custodian and accounting fees                                 43           31
  Printing and postage                                          --           78
  Professional fees                                             16           22
  Registration expenses                                         17           19
  Transfer agent fees                                          129        1,456
  Trustees' fees                                                 1            2
  Other                                                         11           37
--------------------------------------------------------------------------------
Total expenses                                                 709        5,046
--------------------------------------------------------------------------------
  Less amounts waived                                          123          121
  Less expense reimbursements                                   23          396
--------------------------------------------------------------------------------
   Net expenses                                                563        4,529
--------------------------------------------------------------------------------
Net investment income                                          375        3,163
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments allocated from Portfolio                         --       16,760
   Investments                                              (5,276)          --
  Change in net unrealized
    appreciation/depreciation of:
   Investments allocated from Portfolio                         --      (97,477)
   Investments                                              (6,155)          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                         (11,431)     (80,717)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (11,056)  $  (77,554)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       1   $       --
================================================================================

                       See notes to financial statements.

                                       180

                                                          MID CAP     MID CAP
                                                          GROWTH       VALUE
                                                           FUND        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend                                               $      84   $      236
  Dividend income from affiliated investments*                   9           43
  Foreign taxes withheld                                        (1)          --
--------------------------------------------------------------------------------
Total investment income                                         92          279
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     299          127
  Administration fees                                           69           18
  Distribution fees                                            154           68
  Custodian fees                                                49           57
  Organization expenses                                         --            9
  Printing and postage                                          16           20
  Professional fees                                             22           19
  Registration expenses                                         12           14
  Transfer agent fees                                           76           53
  Trustees' fees                                                 5           --^
  Other                                                          4            7
--------------------------------------------------------------------------------
Total expenses                                                 706          392
--------------------------------------------------------------------------------
  Less amounts waived                                           69          124
  Less expense reimbursements                                   --           38
--------------------------------------------------------------------------------
   Net expenses                                                637          230
--------------------------------------------------------------------------------
Net investment income (loss)                                  (545)          49
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                              (4,854)         272
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                             (13,080)        (256)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                            (17,934)          16
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (18,479)  $       65
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       1   $        3
================================================================================

^  Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                         SMALL CAP   SMALL CAP
                                                          EQUITY      GROWTH
                                                           FUND        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend                                               $   1,621   $        1
  Dividend income from affiliated investments*                 316            1
--------------------------------------------------------------------------------
Total investment income                                      1,937            2
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                   2,195           10
  Administration fees                                          506            1
  Shareholder servicing fees                                   748           --
  Distribution fees                                            249            1
  Custodian fees                                                77           48
  Organization expenses                                         --            8
  Printing and postage                                           4            6
  Professional fees                                             25           12
  Registration expenses                                         10           11
  Transfer agent fees                                          167           45
  Trustees' fees                                                 3           --^
  Other                                                         34           --
--------------------------------------------------------------------------------
Total expenses                                               4,018          142
--------------------------------------------------------------------------------
  Less amounts waived                                          670           11
  Less earnings credits                                          1           --
  Less expense reimbursements                                   --          117
--------------------------------------------------------------------------------
   Net expenses                                              3,347           14
--------------------------------------------------------------------------------
Net investment income (loss)                                (1,410)         (12)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                              11,854         (263)
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                             (29,171)        (561)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                            (17,317)        (824)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    operations                                           $ (18,727)  $     (836)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $     26    $       --^
================================================================================

^  Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                       SMARTINDEX(TM) U.S. EQUITY
                                                            FUND         FUND
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend                                               $   3,021   $    2,781
  Interest                                                      15           22
  Dividend income from affiliated investments*                  75           86
  Foreign taxes withheld                                        (2)          (1)
---------------------------------------------------------------------------------
Total investment income                                      3,109        2,888
---------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                     558          924
  Administration fees                                          335          346
  Shareholder servicing fees                                   223          511
  Distribution fees                                             --          123
  Custodian fees                                                76           69
  Printing and postage                                           8            2
  Professional fees                                             18           19
  Registration expenses                                         15           35
  Transfer agent fees                                           10          136
  Trustees' fees                                                 2            2
  Other                                                          6           --
---------------------------------------------------------------------------------
Total expenses                                               1,251        2,167
---------------------------------------------------------------------------------
  Less amounts waived                                          467          265
  Less earnings credits                                          3           --
---------------------------------------------------------------------------------
   Net expenses                                                781        1,902
---------------------------------------------------------------------------------
Net investment income                                        2,328          986
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                             (47,602)      (7,776)
   Futures                                                  (1,187)      (1,120)
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                             (19,553)     (78,629)
   Futures                                                      34         (179)
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments and futures                              (68,308)     (87,704)
---------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
   operations                                            $ (65,980)  $  (86,718)
---------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                       $       5   $        7
=================================================================================

                       See notes to financial statements.

                                       183

                                                                       U.S.
                                                       U.S.        SMALL COMPANY
                                                  SMALL COMPANY    OPPORTUNITIES
                                                       FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend                                            $   3,214      $      201
  Dividend income from affiliated
    investments*                                            383              31
  Foreign taxes withheld                                     (1)             --
--------------------------------------------------------------------------------
Total investment income                                   3,596             232
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                1,725             433
  Administration fees                                       431             108
  Shareholder servicing fees                                499             180
  Custodian fees                                             72              48
  Printing and postage                                        5               2
  Professional fees                                          23              18
  Transfer agent fees                                        63              25
  Trustees' fees                                              3               1
  Other                                                       6               4
--------------------------------------------------------------------------------
Total expenses                                            2,827             819
--------------------------------------------------------------------------------
  Less amounts waived                                       186              83
  Less earnings credits                                       1              --
--------------------------------------------------------------------------------
   Net expenses                                           2,640             736
--------------------------------------------------------------------------------
Net investment income (loss)                                956            (504)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on transactions
    from:
   Investments                                           (3,468)        (32,456)
  Change in net unrealized
    appreciation/depreciation of:
   Investments                                          (35,586)            752
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                         (39,054)        (31,704)
--------------------------------------------------------------------------------
  Net decrease in net assets from
    operations                                        $ (38,098)     $  (32,208)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment
   advisory, administration and shareholder
   servicing fees:                                    $      25      $        3
================================================================================

                       See notes to financial statements.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in thousands)

                                                                         BALANCED FUND              CAPITAL GROWTH FUND
                                                                     ----------------------- ------------------------------------
                                                                      1/1/02        YEAR      1/1/02        11/1/01     YEAR
                                                                      THROUGH      ENDED      THROUGH       THROUGH     ENDED
                                                                      6/30/02     12/31/01    6/30/02      12/31/01**  10/31/01
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                        $     700   $   2,228   $   (3,725)  $    (577)  $   (4,682)
 Net realized gain (loss) from investments and futures transactions     (4,818)     (3,383)      41,681       4,610       13,340

 Change in net unrealized appreciation/(depreciation) from
  investments and futures                                               (6,268)     (6,768)    (148,445)     75,887     (133,576)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                   (10,386)     (7,923)    (110,489)     79,920     (124,918)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                    (643)     (1,702)          --          --           --

 Return of capital*                                                         --      (1,094)          --          --           --

 Net realized gain on investment transactions                               --      (2,293)          --          --      (96,546)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                    (643)     (5,089)          --          --      (96,546)
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions                   (33,548)     81,666      (53,027)     (3,965)     (42,076)
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (44,577)     68,654     (163,516)     75,955     (263,540)

NET ASSETS:

 Beginning of period                                                   131,550      62,896      673,056     597,101      860,641
---------------------------------------------------------------------------------------------------------------------------------
 End of period                                                       $  86,973   $ 131,550   $  509,540   $ 673,056   $  597,101
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net investment income   $      13   $     (44)  $   (3,978)  $    (253)  $     (253)
---------------------------------------------------------------------------------------------------------------------------------

* For Class A, Class B, Class C, and Select Class, return of capital was $598, $177, $8, and $311, respectively.
 ** The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                                       CORE EQUITY FUND           DISCIPLINED EQUITY FUND
                                                                     --------------------  --------------------------------------
                                                                       1/1/02     YEAR        1/1/02       6/1/01       YEAR
                                                                      THROUGH     ENDED      THROUGH      THROUGH       ENDED
                                                                      6/30/02    12/31/01    6/30/02     12/31/01*     5/31/01
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                        $     (60) $    (194) $     5,210  $     5,946  $    11,993
 Net realized gain (loss) from portfolio, investments and
  futures transactions                                                  (1,650)    (4,607)     (69,005)     (92,508)    (149,357)

 Change in net unrealized appreciation/depreciation from portfolio,
  investments and futures                                              (23,893)   (24,099)    (129,713)     (14,447)     (12,853)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                   (25,603)   (28,900)    (193,508)    (101,009)    (150,217)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                      --         --       (4,626)      (8,281)     (12,362)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                      --         --       (4,626)      (8,281)     (12,362)
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions                   (23,350)    27,872      (72,802)     195,492     (103,290)
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (48,953)    (1,028)    (270,936)      86,202     (265,869)

NET ASSETS:

 Beginning of period                                                   151,305    152,333    1,296,443    1,210,241    1,476,110
---------------------------------------------------------------------------------------------------------------------------------
 End of period                                                       $ 102,352  $ 151,305  $ 1,025,507  $ 1,296,443  $ 1,210,241
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net investment income   $     (80) $     (20) $       987  $       403  $     2,716
---------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from May 31 to December 31.

                       See notes to financial statements.

                                                                  DISCIPLINED EQUITY VALUE FUND          DIVERSIFIED FUND
                                                                  -----------------------------  -------------------------------
                                                                      1/1/02      09/28/01*       1/1/02      7/1/01      YEAR
                                                                     THROUGH       THROUGH        THROUGH     THROUGH     ENDED
                                                                     6/30/02       12/31/01       6/30/02    12/31/01**  6/30/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                       $      249    $       99     $    6,464  $   7,822  $  17,198
 Net realized gain (loss) from investments, futures and
  foreign exchange transactions                                           (506)           90        (10,180)   (38,638)   (16,071)

 Change in net unrealized appreciation/depreciation from
  investments, futures, foreign exchange translations and swaps         (3,075)        1,738        (47,479)    24,694    (45,410)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                    (3,332)        1,927        (51,195)    (6,122)   (44,283)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                    (228)          (35)        (6,045)   (12,368)   (17,249)

 Net realized gain on investment transactions                              (94)           --             --         --    (17,017)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                    (322)          (35)        (6,045)   (12,368)   (34,266)
----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions                    15,238        25,342       (194,950)   285,414     37,929
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                              11,584        27,234       (252,190)   266,924    (40,620)

NET ASSETS:

 Beginning of period                                                    27,234            --        848,425    581,501    622,121
----------------------------------------------------------------------------------------------------------------------------------
 End of period                                                      $   38,818    $   27,234     $  596,235  $ 848,425  $ 581,501
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment income   $       85    $       64     $    1,001  $     582  $   4,771
----------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 ** The Fund changed its fiscal year end from June 30 to December 31.

                       See notes to financial statements.

                                                                           DYNAMIC SMALL CAP FUND           EQUITY GROWTH FUND
                                                                     ----------------------------------   ----------------------
                                                                      1/1/02      11/1/01      YEAR         1/1/02       YEAR
                                                                      THROUGH     THROUGH      ENDED       THROUGH      ENDED
                                                                      6/30/02    12/31/01**   10/31/01     6/30/02     12/31/01
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                        $  (1,494)  $    (502)  $   (3,282)  $    (130)  $     (746)
 Net realized gain (loss) on investments                                (8,650)       (297)     (25,796)     (6,487)     (26,980)

 Change in net unrealized appreciation/depreciation of investments      (6,020)     21,490      (64,678)    (18,321)     (14,936)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                   (16,164)     20,691      (93,756)    (24,938)     (42,662)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Return of capital*                                                         --          --           --          --       (4,226)

 Net realized gain on investment transactions                               --          --      (43,052)         --      (11,639)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                      --          --      (43,052)         --      (15,865)
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions                   (18,579)     (2,489)      54,971     (23,268)      (9,023)
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (34,743)     18,202      (81,837)    (48,206)     (67,550)

NET ASSETS:

 Beginning of period                                                   215,553     197,351      279,188     135,281      202,831
---------------------------------------------------------------------------------------------------------------------------------
 End of period                                                       $ 180,810   $ 215,553   $  197,351   $  87,075   $  135,281
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net investment income   $  (1,527)  $     (33)  $      (36)  $    (162)  $      (32)
---------------------------------------------------------------------------------------------------------------------------------

 * For Class A, Class B, Class C and Select Shares return of capital was $872, $412, $67 and $2,875, respectively.
 ** The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                                        EQUITY INCOME FUND         GROWTH AND INCOME FUND
                                                                      --------------------  ------------------------------------
                                                                         1/1/02    YEAR       1/1/02       11/1/01      YEAR
                                                                        THROUGH    ENDED      THROUGH      THROUGH      ENDED
                                                                        6/30/02  12/31/01     6/30/02     12/31/01*    10/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income                                                $     375  $     615  $     3,163  $       952  $     6,168
 Net realized gain (loss) from investments                               (5,276)     1,948       16,760       12,865       (6,750)

 Change in net unrealized appreciation/depreciation of portfolio
  and investments                                                        (6,155)   (20,938)     (97,477)      58,198     (305,281)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                    (11,056)   (18,375)     (77,554)      72,015     (305,863)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                     (320)      (567)      (2,932)        (930)      (7,067)

 Net realized gain on investment transactions                            (1,815)      (712)      (7,200)          --     (213,453)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                   (2,135)    (1,279)     (10,132)        (930)    (220,520)
----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions                    (14,823)    31,519      (92,442)     (33,274)          99
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                              (28,014)    11,865     (180,128)      37,811     (526,284)

NET ASSETS:

 Beginning of period                                                    113,780    101,915    1,065,789    1,027,978    1,554,262
----------------------------------------------------------------------------------------------------------------------------------
 End of period                                                        $  85,766  $ 113,780  $   885,661  $ 1,065,789  $ 1,027,978
----------------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net investment income    $      97  $      42  $      (158) $      (389) $      (412)
----------------------------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                                  MID CAP GROWTH FUND              MID CAP VALUE FUND
                                                           --------------------------------  ------------------------------
                                                            1/1/02     10/1/01     YEAR       1/1/02     10/1/01     YEAR
                                                            THROUGH    THROUGH     ENDED     THROUGH     THROUGH     ENDED
                                                            6/30/02   12/31/01*   9/30/01    6/30/02    12/31/01*   9/30/01
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                              $    (545) $    (232) $   (1,127) $     49  $       10  $     52
 Net realized gain (loss) from investments                    (4,854)    (6,878)   (233,899)      272         (22)      711

 Change in net unrealized appreciation/depreciation of
  investments                                                (13,080)    24,883     (30,918)     (256)      1,256      (693)
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations         (18,479)    17,773    (265,944)       65       1,244        70
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                            --         --         (99)       --         (66)      (52)

 Net realized gain on investment transactions                     --         --      (4,738)       --        (725)     (308)
----------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                            --         --      (4,837)       --        (791)     (360)
----------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions         (12,379)   (10,764)    (94,296)   40,691       5,497     4,874
----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                   (30,858)     7,009    (365,077)   40,756       5,950     4,584

NET ASSETS:

 Beginning of period                                         106,374     99,365     464,442    15,278       9,328     4,744
----------------------------------------------------------------------------------------------------------------------------
 End of period                                             $  75,516  $ 106,374  $   99,365  $ 56,034  $   15,278  $  9,328
----------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net
  investment income                                        $    (545) $      --  $       --  $     51  $        2  $     56
----------------------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from September 30 to December 31.

                       See notes to financial statements.

                                                             SMALL CAP EQUITY FUND             SMALL CAP GROWTH FUND
                                                         -------------------------------   ------------------------------
                                                          1/1/02     11/1/01      YEAR      1/1/02    10/1/01     YEAR
                                                          THROUGH    THROUGH     ENDED      THROUGH   THROUGH     ENDED
                                                          6/30/02    12/31/01*  10/31/01    6/30/02   12/31/01** 9/30/01
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                            $  (1,410)  $   (410)  $ (2,520)  $    (12)  $     (4)  $    (15)
 Net realized gain (loss) from investments                  11,854      7,125     (2,039)      (263)      (113)      (187)

 Change in net unrealized appreciation/depreciation
   of investments                                          (29,171)    41,356    (90,666)      (561)       739     (1,277)
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations       (18,727)    48,071    (95,225)      (836)       622     (1,479)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net realized gain on investment transactions                 --         --    (72,636)        --         --       (567)
-------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions        52,996    101,737    130,646        437        192       (198)
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  34,269    149,808    (37,215)      (399)       814     (2,244)

NET ASSETS:

 Beginning of period                                       645,374    495,566    532,781      2,533      1,719      3,963
-------------------------------------------------------------------------------------------------------------------------
 End of period                                           $ 679,643   $645,374   $495,566   $  2,134   $  2,533   $  1,719
 Accumulated undistributed (overdistributed)
   net investment income                                 $  (1,545)  $   (135)  $   (134)  $    (12)  $     --   $     --
-------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from October 31 to December 31. ** The Fund changed its fiscal year end from September 30 to December 31.

                       See notes to financial statements.

                                                               SMARTINDEX(TM) FUND                U.S. EQUITY FUND
                                                         -------------------------------   ------------------------------
                                                          1/1/02      6/1/01      YEAR     1/1/02      6/1/01      YEAR
                                                          THROUGH    THROUGH     ENDED     THROUGH    THROUGH     ENDED
                                                          6/30/02    12/31/01*   5/31/01   6/30/02    12/31/01*   5/31/01
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income                                   $   2,328   $  2,705   $  4,683   $    986   $  1,011   $  1,114
 Net realized gain (loss) from investments and futures
  transactions                                             (48,789)   (29,413)   (58,403)    (8,896)   (34,145)     5,941
 Change in net unrealized appreciation/depreciation of
   investments and futures                                 (19,519)   (13,211)    (2,004)   (78,808)    59,913    (16,637)
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations       (65,980)   (39,919)   (55,724)   (86,718)    26,779     (9,582)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                      (2,130)    (4,044)    (4,240)    (1,025)    (1,092)    (1,331)

 Net realized gain on investment transactions                   --         --         --         --     (1,020)   (10,850)
-------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                      (2,130)    (4,044)    (4,240)    (1,025)    (2,112)   (12,181)
-------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions       (49,811)    40,688    142,786    (20,232)   336,762    (68,724)
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                (117,921)    (3,275)    82,822   (107,975)   361,429    (90,487)

NET ASSETS:

 Beginning of period                                       480,088    483,363    400,541    512,432    151,003    241,490
-------------------------------------------------------------------------------------------------------------------------
 End of period                                           $ 362,167   $480,088   $483,363   $404,457   $512,432   $151,003
-------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net
  investment income                                      $     389   $    191   $  1,530   $    212   $    251   $    315
-------------------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from May 31 to December 31.

                       See notes to financial statements.

                                                              U.S. SMALL COMPANY FUND         U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                          ---------------------------------   -------------------------------------
                                                           1/1/02       6/1/01      YEAR       1/1/02       6/1/01        YEAR
                                                           THROUGH     THROUGH      ENDED      THROUGH     THROUGH        ENDED
                                                           6/30/02     12/31/01*   5/31/01     6/30/02     12/31/01*     5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                             $     956   $   1,556   $   2,198   $    (504)  $    (728)  $    (1,825)
 Net realized gain (loss) from investments                   (3,468)    (27,477)        575     (32,456)    (69,705)      (30,821)

 Change in net unrealized appreciation/depreciation of
  investments                                               (35,586)     21,904      (3,970)        752      15,567       (56,858)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations        (38,098)     (4,017)     (1,197)    (32,208)    (54,866)      (89,504)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                           --      (1,469)     (2,155)         --          --            --

 Net realized gain on investment transactions                    --          --     (45,717)         --          --       (40,197)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                           --      (1,469)    (47,872)         --          --       (40,197)
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from capital share transactions         37,635     150,438     100,978     (66,984)    (90,016)      (59,487)
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                     (463)    144,952      51,909     (99,192)   (144,882)     (189,188)

NET ASSETS:

 Beginning of period                                        554,935     409,983     358,074   $ 194,608     339,490       528,678
---------------------------------------------------------------------------------------------------------------------------------
 End of period                                            $ 554,472   $ 554,935   $ 409,983   $  95,416   $ 194,608   $   339,490
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated undistributed (overdistributed) net
  investment income                                       $   1,475   $     519   $     503   $    (505)  $      (1)  $        --
---------------------------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from May 31 to December 31.

     JPMORGAN FUNDS
     Notes to Financial Statements (unaudited)

1. ORGANIZATION
J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Series Trust ("JPMST"), Mutual Fund Group ("MFG") and Mutual Fund Investment Trust ("MFIT") were organized as Massachusetts business trusts and The Fleming Mutual Fund Group, Inc. ("FMFG") was organized as a Maryland corporation (collectively the "Trusts"). The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The Trusts were organized on the following dates:

   TRUST                                           DATE
--------------------------------------------------------------------------------
   JPMF                                            November 4, 1992
   JPMIF                                           November 4, 1992
   JPMST                                           August 15, 1996
   MFG                                             May 11, 1987
   MFIT                                            September 23, 1997
   FMFG                                            August 19, 1997
--------------------------------------------------------------------------------

The following are eighteen separate portfolios of the Trusts (collectively, the "Funds"):

   FUND                                            CLASSES OFFERED
------------------------------------------------------------------------------------------------------
   JPMorgan Balanced Fund ("BF")                   Class A, Class B, Class C and Select
   JPMorgan Capital Growth Fund ("CGF")            Class A, Class B, Class C and Select
   JPMorgan Core Equity Fund ("CEF")               Class A, Class B, Class C and Select
   JPMorgan Disciplined Equity Fund ("DEF")        Class A, Class B, Institutional and Select
   JPMorgan Disciplined Equity Value
   Fund ("DEVF")                                   Institutional
   JPMorgan Diversified Fund ("DF")                Institutional and Select
   JPMorgan Dynamic Small Cap Fund ("DSCF")        Class A, Class B, Class C and Select
   JPMorgan Equity Growth Fund ("EGF")             Class A, Class B, Class C and Select
   JPMorgan Equity Income Fund ("EIF")             Class A, Class B, Class C and Select
   JPMorgan Growth and Income Fund ("GIF")         Class A, Class B, Class C and Select
   JPMorgan Mid Cap Growth Fund ("MCGF")           Class A and Class B
   JPMorgan Mid Cap Value Fund ("MCVF")            Class A, Class B, Class C, Institutional and Select
   JPMorgan Small Cap Equity Fund ("SCEF")         Class A, Class B and Select
   JPMorgan Small Cap Growth Fund ("SCGF")         Class A, Class B, Class C, Institutional and Select
   JPMorgan SmartIndex(TM) Fund ("SF")             Institutional
   JPMorgan U.S. Equity Fund ("USEF")              Class A, Class B, Class C, Institutional and Select
   JPMorgan U.S. Small Company Fund ("USSCF")      Institutional and Select
   JPMorgan U.S. Small Company Opportunities
   Fund ("USSCOF")                                 Select
------------------------------------------------------------------------------------------------------

USSCOF is a separate series of JPMF. DF, DEF, USEF and USSCF are separate series of JPMIF. DEVF and SF are separate series of JPMST. CGF, GIF, SCEF and DSCF are separate series of MFG. BF, CEF, EGF, EIF and MCGF are separate series of MFIT. MCVF and SCGF are separate series of FMFG.

Class A Shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

During the period ended June 30, 2002, DEV received securities ("In-kind transfer") in exchange for the issuance of shares of the Institutional Class. The effective date of the transaction was on April 3, 2002 and the securities were transferred at market value, which resulted in no unrealized gain or loss. See "In-kind transfer" as outlined in Note 11. below.

2. REORGANIZATIONS
On February 16, 2001, BF acquired all the net assets of Chase Vista Balanced Fund ("CVBF"), CEF acquired all the net assets of Chase Vista Core Equity Fund ("CVCEF"), EGF acquired all the net assets of Chase Vista Equity Growth Fund ("CVEGF"), EIF acquired all the net assets of Chase Vista Equity Income Fund ("CVEIF") and SCEF acquired all the net assets of Chase Small Capitalization Fund ("CSCF"). BF, CEF, EGF, EIF and SCEF are hereafter collectively referred to as the "Acquiring Funds". CVBF, CVCEF, CVEGF, CVEIF, and CSCF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on January 26, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization on February 16, 2001 (amounts in thousands, except per share amounts):

                      JMMORGAN BALANCED FUND REORGANIZATION
-----------------------------------------------------------------------------------------------
                                             BEFORE REORGANIZATION         AFTER REORGANIZATION
                                           ------------------------------  --------------------
                                                BF               CVBF               BF
-----------------------------------------------------------------------------------------------
   Class A
     Shares Outstanding                                             6,260             2,787
     Net Assets                                              $     80,770      $     82,766
     Net Asset Value Per Share                               $      12.90      $      29.69
   Class B
     Shares Outstanding                                             1,971               838
     Net Assets                                              $     24,889      $     24,889
     Net Asset Value Per Share                               $      12.63      $      29.69
   Class C
     Shares Outstanding                                                91                39
     Net Assets                                              $      1,144      $      1,144
     Net Asset Value Per Share                               $      12.57      $      29.69
   Institutional Class
     Shares Outstanding                                                               1,669
     Net Assets                                                                $     49,732
     Net Asset Value Per Share                                                 $      29.79
   Premier Shares
     (renamed Select)
     Shares Outstanding                           1,669
     Net Assets                            $     49,732
     Net Asset Value Per Share             $      29.79
   Investor Shares
     (renamed Class A)
     Shares Outstanding                              67
     Net Assets                            $      1,996
     Net Asset Value Per Share             $      29.69
   Net Unrealized Appreciation             $        705      $      1,626      $      2,331

                    JPMORGAN CORE EQUITY FUND REORGANIZATION
--------------------------------------------------------------------------------
                                    BEFORE REORGANIZATION   AFTER REORGANIZATION
                                    ---------------------   --------------------
                                         CEF      CVCEF             CEF
--------------------------------------------------------------------------------
   Class A
     Shares Outstanding                             3,485           1,676
     Net Assets                                 $  33,588        $ 42,657
     Net Asset Value Per Share                  $    9.64        $  25.46
   Class B
     Shares Outstanding                             2,829           1,060
     Net Assets                                 $  26,993        $ 26,993
     Net Asset Value Per Share                  $    9.54        $  25.46
   Class C
     Shares Outstanding                             1,163             436
     Net Assets                                 $  11,103        $ 11,103
     Net Asset Value Per Share                  $    9.54        $  25.46
   Institutional Class
     Shares Outstanding                                             5,095
     Net Assets                                                  $130,323
     Net Asset Value Per Share                                   $  25.58
   Premier Shares
     (renamed Select)
     Shares Outstanding                5,095
     Net Assets                     $130,323
     Net Asset Value Per Share      $  25.58
   Investor Shares
     (renamed Class A)
     Shares Outstanding                  356
     Net Assets                     $  9,070
     Net Asset Value Per Share      $  25.46
   Net Unrealized
     Appreciation (Depreciation)    $ 23,306    $ (12,308)       $ 10,998

                   JPMORGAN EQUITY GROWTH FUND REORGANIZATION
--------------------------------------------------------------------------------
                                    BEFORE REORGANIZATION   AFTER REORGANIZATION
                                    ---------------------   --------------------
                                       EGF        CVEGF            EGF
--------------------------------------------------------------------------------
   Class A
     Shares Outstanding                             2,952           1,179
     Net Assets                                 $  26,065        $ 49,314
     Net Asset Value Per Share                  $    8.83        $  41.84
   Class B
     Shares Outstanding                             2,527             527
     Net Assets                                 $  22,061        $ 22,061
     Net Asset Value Per Share                  $    8.73        $  41.84
   Class C
     Shares Outstanding                               490             102
     Net Assets                                 $   4,274        $  4,274
     Net Asset Value Per Share                  $    8.73        $  41.84
   Institutional Class
     Shares Outstanding                                             3,796
     Net Assets                                                  $160,082
     Net Asset Value Per Share                                   $  42.17
   Premier Shares
     (renamed Select)
     Shares Outstanding                3,796
     Net Assets                     $160,082
     Net Asset Value Per Share      $  42.17
   Investor Shares
     (renamed Class A)
     Shares Outstanding                  556
     Net Assets                     $ 23,249
     Net Asset Value Per Share      $  41.84
   Net Unrealized
     Appreciation (Depreciation)    $ 19,499    $ (20,821)       $ (1,322)

                   JPMORGAN EQUITY INCOME FUND REORGANIZATION
--------------------------------------------------------------------------------

                                    BEFORE REORGANIZATION   AFTER REORGANIZATION
                                    ---------------------   --------------------
                                       EIF        CVEIF             EIF
--------------------------------------------------------------------------------
   Class A
     Shares Outstanding                             2,225           1,224
     Net Assets                                 $  36,654        $ 42,097
     Net Asset Value Per Share                  $   16.48        $  34.41
   Class B
     Shares Outstanding                             1,167             549
     Net Assets                                 $  18,885        $ 18,885
     Net Asset Value Per Share                  $   16.18        $  34.41
   Class C
     Shares Outstanding                               292             137
     Net Assets                                 $   4,728        $  4,728
     Net Asset Value Per Share                  $   16.17        $  34.41
   Institutional Class
     Shares Outstanding                                             2,674
     Net Assets                                                  $ 92,003
     Net Asset Value Per Share                                   $  34.41
   Premier Shares
     (renamed Select)
     Shares Outstanding                2,674
     Net Assets                     $ 92,003
     Net Asset Value                $  34.41
   Investor Shares
     (renamed Class A)
     Shares Outstanding                  158
     Net Assets                     $  5,443
     Net Asset Value Per Share      $  34.41
   Net Unrealized Appreciation      $ 16,580    $   1,673        $ 18,253

                  JPMORGAN SMALL CAP EQUITY FUND REORGANIZATION
--------------------------------------------------------------------------------
                                    BEFORE REORGANIZATION   AFTER REORGANIZATION
                                    ---------------------   --------------------
                                      CSCF         SCEF            SCEF
--------------------------------------------------------------------------------
   Class A
     Shares Outstanding                             3,517           3,813
     Net Assets                                 $  76,499        $ 82,930
     Net Asset Value Per Share                  $   21.75        $  21.75
   Class B
     Shares Outstanding                             2,412           2,412
     Net Assets                                 $  49,732        $ 49,732
     Net Asset Value Per Share                  $   20.62        $  20.62
   Institutional Class
     Shares Outstanding                            15,589          19,843
     Net Assets                                 $ 348,607        $443,751
     Net Asset Value Per Share                  $   22.36        $  22.36
   Premier Shares
     (renamed Select)
     Shares Outstanding                4,185
     Net Assets                     $ 95,144
     Net Asset Value Per Share      $  22.73
   Investor Shares
     (renamed Class A)
     Shares Outstanding                  285
     Net Assets                     $  6,431
     Net Asset Value Per Share      $  22.60
   Net Unrealized Appreciation      $ 17,957    $  96,794        $114,751

Effective March 23, 2001, the H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust") was reorganized into JPMorgan H&Q IPO & Emerging Company Fund (the "Fund") in a tax free reorganization with the transfer of all assets and liabilities of the H&Q IPO Fund to the Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund received Class A Shares in the Fund, and holders of the Class B Shares in H&Q IPO Fund received Class B Shares in the Fund. Prior to the reorganization on March 23, 2001, the Fund had no shareholders or investing activity. The Fund was subsequently re-named the JPMorgan Mid Cap Growth Fund.

Prior to the open of business on September 10, 2001, the J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional Diversified Fund, J.P. Morgan Institutional U.S. Equity Fund and J.P. Morgan Institutional U.S. Small Company Fund (collectively, the "Acquiring Funds") acquired all the net assets of the J.P. Morgan Disciplined Equity Fund, J.P. Morgan Diversified Fund, J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Equity Fund -- Advisor Series, JPMorgan Large Cap Equity Fund and J.P. Morgan U.S. Small Company Fund (collectively, the "Target Funds"), as shown in the tables below, pursuant to Reorganization Plans approved by the Target Funds' shareholders at meetings held on July 3, 2001 and July 25, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds.

The following is a summary of Beneficial Interest Outstanding, Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganizations (amounts in thousands, except per share amounts):

                                                            JPMORGAN
                                             DISCIPLINED EQUITY FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------
                                BENEFICIAL                                 NET ASSET         NET
                                 INTEREST      SHARES                        VALUE        UNREALIZED
                               OUTSTANDING   OUTSTANDING   NET ASSETS      PER SHARE     DEPRECIATION
-----------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan Disciplined
     Equity Fund                   8,242                  $  116,748       $ 14.16        $  (7,781)
   Acquiring Fund
   J.P. Morgan Institutional
     Disciplined Equity Fund      79,827                  $1,081,085       $ 13.54        $ (20,067)
   Post Reorganization
   JPMorgan Disciplined
     Equity Fund                                                                          $ (27,848)
      Institutional Class                      79,827     $1,081,085       $ 13.54
      Select Class                              8,618     $  116,748       $ 13.54
-----------------------------------------------------------------------------------------------------

                                                            JPMORGAN
                                                DIVERSIFIED FUND REORGANIZATION
-----------------------------------------------------------------------------------------------------
                                BENEFICIAL                                 NET ASSET    NET UNREALIZED
                                 INTEREST      SHARES                        VALUE       APPRECIATION
                               OUTSTANDING   OUTSTANDING   NET ASSETS      PER SHARE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan Diversified
     Fund                         24,858                  $  337,094       $ 13.56        $    (722)
   Acquiring Fund
   J.P. Morgan Institutional
     Diversified Fund             43,098                  $  532,961       $ 12.37        $  11,217
   Post Reorganization
   JPMorgan Diversified
     Fund                                                                                 $  10,495
      Institutional Class                      43,098     $  532,961       $ 12.37
      Select Class                             27,250     $  337,094       $ 12.37

                                       201

                                                            JPMORGAN
                                                U.S. EQUITY FUND REORGANIZATION
-------------------------------------------------------------------------------------------------------
                                BENEFICIAL                                 NET ASSET      NET UNREALIZED
                                 INTEREST      SHARES                        VALUE         APPRECIATION
                               OUTSTANDING   OUTSTANDING   NET ASSETS      PER SHARE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan U.S. Equity Fund   15,782                  $  261,817       $ 16.59        $  (2,199)
   J.P. Morgan U.S. Equity Fund
     Advisor Series                  327                  $    2,463       $  7.52        $    (424)
   J.P. Morgan Large Cap
    Equity Fund                                                                           $  (1,371)
     Class A                       4,727                  $   50,781       $ 10.74
     Class B                       1,789                  $   19,035       $ 10.64
     Class C                         122                  $    1,289       $ 10.58
   Institutional Class             5,676                  $   61,261       $ 10.79
   Acquiring Fund
   J.P. Morgan Institutional
     U.S. Equity Fund             11,273                  $  108,961       $  9.67        $  12,609
   Post Reorganization
   JPMorgan U.S. Equity Fund                                                              $   8,615
     Class A                                     5,505    $   53,243       $  9.67
     Class B                                     1,968    $   19,035       $  9.67
     Class C                                       133    $    1,289       $  9.67
     Institutional Class                        11,273    $  108,961       $  9.67
     Select Class                               33,410    $  323,078       $  9.67
-------------------------------------------------------------------------------------------------------

                                                             JPMORGAN
                                              U.S. SMALL COMPANY FUND REORGANIZATION
---------------------------------------------------------------------------------------------------------
                                BENEFICIAL                                   NET ASSET           NET
                                 INTEREST      SHARES                          VALUE          UNREALIZED
                               OUTSTANDING   OUTSTANDING     NET ASSETS      PER SHARE       DEPRECIATION
---------------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan U.S. Small
     Company Fund                 11,596                    $  253,687       $ 21.88          $ (14,979)
   Acquiring Fund
   J.P. Morgan Institutional
     U.S. Small Company Fund      27,901                    $  325,566       $ 11.67          $ (10,295)
   Post Reorganization
   JPMorgan U.S. Small
     Company Fund                                                                             $ (25,274)
      Institutional Class                      27,901       $  325,566       $ 11.67
      Select Class                             21,741       $  253,687       $ 11.67

3. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. GIF -- GIF utilizes the Master Feeder Fund Structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio, (the "Portfolio"), which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of June 30, 2002, GIF owned 66.8% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Fund.

1. VALUATION OF INVESTMENTS -- GIF records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

2. INVESTMENT INCOME AND EXPENSES -- GIF records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

B. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. BF and DF use debt futures for managing duration.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2002, the Funds had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATION-- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2002, the Funds had outstanding forward foreign currency contracts as listed on the Fund's Portfolio of Investments.

F. RESTRICTED AND ILLIQUID SECURITIES -- DV is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

G. DOLLAR ROLLS -- The Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Funds segregate assets with a current value at least equal to the amount of its TBA Dollar Rolls. The Funds have TBA Dollar Rolls outstanding as of June 30, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

I. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM"), J.P. Morgan Investment Management, Inc. ("JPMIM") and Robert Fleming, Inc. ("Fleming") (collectively, the "Advisers") act as the investment advisers to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Adviser for BF, CGF, CEF, DSCF, EGF, EIF, MCGF and SCEF. JPMIM, a wholly owned subsidiary of JPMorgan, is the Adviser for DEF, DEVF, DF, SF, USEF, USSCF and USSCOF. Fleming, a wholly owned subsidiary of JPMorgan, is the Adviser for MCVF and SCGF. The Advisers supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                     INVESTMENT
                    FUND             ADVISORY FEE (%)
                    ---------------------------------
                    BF                     0.50%
                    CGF                    0.40%
                    CEF                    0.50%
                    DEF                    0.35%
                    DEVF                   0.35%
                    DF                     0.55%
                    DSCF                   0.65%
                    EGF                    0.50%
                    EIF                    0.40%
                    MCGF                   0.65%
                    MCVF                   0.70%
                    SCEF                   0.65%
                    SCGF                   0.80%
                    SF                     0.25%
                    USEF                   0.40%
                    USSCF                  0.60%
                    USSCOF                 0.60%

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all the Funds except, GIF, MCVF and SCGF. GIF pays the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.025% of the average daily net assets in excess of $25 billion. MCVF and SCGF pay the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the respective Fund's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                              INSTITUTIONAL   SELECT
   FUND        CLASS A    CLASS B    CLASS C      CLASS        CLASS
--------------------------------------------------------------------
   BF            1.25       1.93      1.93          n/a         1.00
   CGF           1.35       1.85      1.85          n/a         0.93
   CEF           1.25       2.00      2.00          n/a         1.00
   DEF           0.95       1.45       n/a         0.45         0.75
   DEVF           n/a        n/a       n/a         0.45          n/a
   DF             n/a        n/a       n/a         0.65         0.98
   DSCF          1.50       2.12      2.12          n/a         1.10
   EGF           1.25       1.98      1.98          n/a         1.00
   EIF           1.25       1.75      1.75          n/a         0.90
   GIF           1.30       1.80      1.80          n/a         0.90
   MCGF          1.35       2.05       n/a          n/a          n/a
   MCVF          1.25       2.00      2.00         0.75         1.00
   SCEF          1.38       2.12       n/a          n/a         0.85
   SCGF          1.60       2.35      2.35         0.85         1.10
   SF             n/a        n/a       n/a         0.35          n/a
   USEF          1.05       1.75      1.75         0.64         0.79
   USSCF          n/a        n/a       n/a         0.83         1.01
   USSCOF         n/a        n/a       n/a          n/a         1.02

The expense limitation percentages in the table above are due to expire as follows:

                                                 INSTITUTIONAL   SELECT
   FUND           CLASS A    CLASS B    CLASS C      CLASS        CLASS
-------------------------------------------------------------------------
   BF             4/30/03    4/30/03    4/30/03       n/a        4/30/03
   CGF            4/30/03    4/30/03    4/30/03       n/a        4/30/03
   CEF            4/30/03    4/30/03    4/30/03       n/a        4/30/03
   DEF            4/30/03    4/30/03      n/a       4/30/05      4/30/05
   DEVF             n/a        n/a        n/a       4/30/05        n/a
   DF               n/a        n/a        n/a       4/30/05      4/30/05
   DSCF           4/30/03    4/30/03    4/30/03       n/a        4/30/03^
   EGF            4/30/03    4/30/03    4/30/03       n/a        4/30/03
   EIF            4/30/03    4/30/03    4/30/03       n/a        4/30/03
   GIF            4/30/03    4/30/03    4/30/03       n/a        4/30/03
   MCGF           4/30/03    4/30/03      n/a         n/a          n/a
   MCVF           4/30/03^   4/30/03^   4/30/03^    4/30/03^     4/30/03^
   SCEF           4/30/03    4/30/03      n/a         n/a        4/30/03
   SCGF           4/30/03^   4/30/03^   4/30/03^    4/30/03^     4/30/03^
   SF               n/a        n/a        n/a       4/30/05         n/a
   USEF           4/30/05    4/30/03    4/30/03     4/30/05      4/30/05
   USSCF            n/a        n/a        n/a       4/30/05      4/30/05
   USSCOF           n/a        n/a        n/a         n/a        4/30/05

^ The expense limitations of these classes have been increased by one percent for the period May 1, 2003 through April 30, 2012.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

C. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                  FUND        CLASS A      CLASS B     CLASS C
                  ---------------------------------------------
                  BF            0.25         0.75        0.75
                  CGF           0.25         0.75        0.75
                  CEF           0.25         0.75        0.75
                  DEF           0.25         0.75         n/a
                  DSCF          0.25         0.75        0.75
                  EGF           0.25         0.75        0.75
                  EIF           0.25         0.75        0.75
                  GIF           0.25         0.75        0.75
                  MCGF          0.30         1.00         n/a
                  MCVF          0.25         1.00        1.00
                  SCEF          0.25         0.75         n/a
                  SCGF          0.25         1.00        1.00
                  USEF          0.25         0.75        0.75

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees and reimbursed expenses as outlined in 4.F. below.

D. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                 INSTITUTIONAL  SELECT
   FUND          CLASS A     CLASS B    CLASS C      CLASS       CLASS
----------------------------------------------------------------------
   BF              0.25        0.25       0.25         n/a        0.25
   CGF             0.25        0.25       0.25         n/a        0.25
   CEF             0.25        0.25       0.25         n/a        0.25
   DEF             0.25        0.25        n/a        0.10        0.25
   DEVF             n/a         n/a        n/a        0.10         n/a
   DF               n/a         n/a        n/a        0.10        0.25
   DSCF            0.25        0.25       0.25         n/a        0.25
   EGF             0.25        0.25       0.25         n/a        0.25
   EIF             0.25        0.25       0.25         n/a        0.25
   GIF             0.25        0.25       0.25         n/a        0.25
   SCEF            0.01        0.25        n/a         n/a        0.25
   SF               n/a         n/a        n/a        0.10         n/a
   USEF            0.25        0.25       0.25        0.10        0.25
   USSCF            n/a         n/a        n/a        0.10        0.25
   USSCOF           n/a         n/a        n/a         n/a        0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMF, JPMIF and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMF, JPMIF, JPMST and JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody services for all the Funds, except for CEF and EGF. JPMCB also provides portfolio accounting services for all the Funds, except for CEF, CGF, EGF and GIF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2002, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                          CONTRACTUAL WAIVERS
          -----------------------------------------------------
          INVESTMENT                  SHAREHOLDER                 CONTRACTUAL
   FUND   ADVISORY   ADMINISTRATION   SERVICING    DISTRIBUTION   REIMBURSEMENTS
--------------------------------------------------------------------------------
   BF      $  15         $  70         $  86         $  --            $  --
   CGF        --            --            --            --               --
   CEF        --            23             7            26               --
   DEF        --           475           543            --               15
   DEVF       59            25            17            --               50
   DF         --           424           166            --               --
   DSCF       --            --           103            --               --
   EGF        35            28            42            30               33
   EIF        42            15            35            31               23
   GIF        --           121            --            --              396
   MCGF       --            69            --            --               --
   MCVF      115             9            --            --               38
   SCEF       --            --           670            --               --
   SCGF       10             1            --            --              117
   SF          8           236           223            --               --
   USEF       --           193            72            --               --
   USSCF      --           136            50            --               --
   USSCOF      2            81            --            --               --

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan or of BISYS or their subsidiaries.

For the six months ended June 30, 2002, BF, DEF, DF, EIF, USEF, USSCF and USSCOF incurred approximately $17, $5,627, $581, $363, $7,971, $840, and $13,422
respectively as brokerage commissions with affiliated brokers/dealers.

5. CLASS SPECIFIC EXPENSES
The Funds' class specific expenses for the six months ended June 30, 2002 are as follows (amounts in thousands):

                   SHAREHOLDER
   FUND            SERVICING       DISTRIBUTION   TRANSFER AGENT
----------------------------------------------------------------
   BF
   Class A           $    77         $    77            $  87
   Class B                23              68               26
   Class C                 1               3                1
   Select                 24              --                6
----------------------------------------------------------------
                     $   125         $   148            $ 120
----------------------------------------------------------------
   CGF
   Class A           $   581         $   581            $ 538
   Class B               162             486              150
   Class C                 5              16                5
   Select                  4              --                1
----------------------------------------------------------------
                     $   752         $ 1,083            $ 694
----------------------------------------------------------------
   CEF
   Class A           $    27         $    27            $  28
   Class B                22              65               27
   Class C                 7              22                9
   Select                107              --               13
----------------------------------------------------------------
                     $   163         $   114            $  77
----------------------------------------------------------------
   DEF
   Class A           $     3         $     3            $  16
   Class B                --^              1                1
   Institutional         542              --               24
   Select                141              --               15
----------------------------------------------------------------
                     $   686         $     4            $  56
----------------------------------------------------------------
   DEVF
   Institutional     $    17         $    --            $   7
----------------------------------------------------------------

----------------------------------------------------------------
   DF
   Institutional     $   170         $    --            $  13
   Select                405              --               27
----------------------------------------------------------------
                     $   575         $    --            $  40
----------------------------------------------------------------
   DSCF
   Class A           $   139         $   139            $ 142
   Class B                87             260               95
   Class C                13              40               15
   Select                 14              --               13
----------------------------------------------------------------
                     $   253         $   439            $ 265
----------------------------------------------------------------

^ Amounts round to less than one thousand.

                   SHAREHOLDER
   FUND            SERVICING       DISTRIBUTION   TRANSFER AGENT
----------------------------------------------------------------
   EGF
   Class A           $    34         $    34          $    78
   Class B                17              50               41
   Class C                 2               7                6
   Select                 87              --                7
----------------------------------------------------------------
                     $   140         $    91          $   132
----------------------------------------------------------------
   EIF
   Class A           $    30         $    30          $    69
   Class B                16              49               38
   Class C                 4              13               11
   Select                 75              --               11
----------------------------------------------------------------
                     $   125         $    92          $   129
----------------------------------------------------------------
   GIF
   Class A           $ 1,043         $ 1,043          $ 1,155
   Class B               194             582              280
   Class C                 9              26               11
   Select                  4              --               10
----------------------------------------------------------------
                     $ 1,250         $ 1,651          $ 1,456
----------------------------------------------------------------
   MCGF
   Class A           $    --         $   131          $    72
   Class B                --              23                4
----------------------------------------------------------------
                     $    --         $   154          $    76
----------------------------------------------------------------
   MCVF
   Class A           $    --         $    11          $    13
   Class B                --              35               11
   Class C                --              22                7
   Institutional          --              --               14
   Select                 --              --                8
----------------------------------------------------------------
                     $    --         $    68          $    53
----------------------------------------------------------------
   SCEF
   Class A           $     3         $    99          $   110
   Class B                50             150               55
   Select                695              --                2
----------------------------------------------------------------
                     $   748         $   249          $   167
----------------------------------------------------------------

                                       214

                   SHAREHOLDER
   FUND            SERVICING       DISTRIBUTION   TRANSFER AGENT
----------------------------------------------------------------
   SCGF
   Class A           $    --         $    --^         $    18
   Class B                --               1                6
   Class C                --              --^               2
   Institutional          --              --               11
   Select                 --              --                8
----------------------------------------------------------------
                     $    --         $     1          $    45
----------------------------------------------------------------
   SF
   Institutional     $   223         $    --          $    10
----------------------------------------------------------------

----------------------------------------------------------------
   USEF
   Class A           $    56         $    56          $    51
   Class B                21              63               20
   Class C                 1               4                1
   Institutional          44              --                9
   Select                389              --               55
----------------------------------------------------------------
                     $   511         $   123          $   136
----------------------------------------------------------------
   USSCF
   Institutional     $   146         $    --          $    23
   Select                353              --               40
----------------------------------------------------------------
                     $   499         $    --          $    63
----------------------------------------------------------------
   USSCOF
   Select            $   180         $    --          $    25
----------------------------------------------------------------

^ Amounts round to less than one thousand.

6. CLASS SPECIFIC DISTRIBUTIONS
The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2002 are as follows (amounts in thousands):

                              NET
          FUN          INVESTMENT INCOME    REALIZED GAIN
          ------------------------------------------------
          BF
          Class A            $   422           $    --
          Class B                 71                --
          Class C                  3                --
          Select                 147                --
          ------------------------------------------------
                             $   643           $    --
          ------------------------------------------------
          DEF
          Class A            $     4           $    --
          Class B                  1                --
          Institutional        4,347                --
          Select                 274                --
          ------------------------------------------------
                             $ 4,626           $    --
          ------------------------------------------------
          DEVF
          Institutional      $   228           $    94
          ------------------------------------------------

          ------------------------------------------------
          DF
          Institutional      $ 3,305           $    --
          Select               2,740                --
          ------------------------------------------------
                             $ 6,045           $    --
          ------------------------------------------------
          EIF
          Class A            $    65           $   427
          Class B                 12               234
          Class C                  3                66
          Select                 240             1,088
          ------------------------------------------------
                             $   320           $ 1,815
          ------------------------------------------------
          GIF
          Class A            $ 2,810           $ 6,083
          Class B                 98             1,041
          Class C                  8                52
          Select                  16                24
          ------------------------------------------------
                             $ 2,932           $ 7,200
          ------------------------------------------------
          SF
          Institutional      $ 2,130           $    --
          ------------------------------------------------

          ------------------------------------------------
          USEF
          Class A            $    39           $    --
          Class B                 --                --
          Class C                 --                --
          Institutional          276                --
          Select                 710                --
          ------------------------------------------------
                             $ 1,025           $    --
          ------------------------------------------------

7. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                     PURCHASES           SALES        PURCHASES       SALES
                  (EXCLUDING U.S.   (EXCLUDING U.S.    OF U.S.       OF U.S.
   FUND             GOVERNMENT)       GOVERNMENT)    GOVERNMENT    GOVERNMENT
-------------------------------------------------------------------------------
   BF               $  68,198         $  98,656      $  78,509     $  81,218
   CGF                407,897           435,473             --            --
   CEF                114,876           140,810             --            --
   DEF                336,105           431,887             --            --
   DEVF                23,533             8,356             --            --
   DF                 165,037           271,450        543,442       607,343
   DSCF                47,205            66,704             --            --
   EGF                 42,318            68,317             --            --
   EIF                 85,501           101,128             --            --
   MCGF                19,097            30,785             --            --
   MCVF                47,187             8,367             --            --
   SCEF               250,407           194,778             --            --
   SCGF                 1,274               840             --            --
   SF                 118,825           169,329             --            --
   USEF               190,706           217,374          1,022         1,430
   USSCF              293,704           251,450             --            --
   USSCOF              84,113           155,350             --            --

8. FEDERAL INCOME TAX MATTERS
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002, are as follows (amounts in thousands):

                                        GROSS          GROSS           NET
                    AGGREGATE         UNREALIZED     UNREALIZED    APPRECIATION/
   FUND               COST           APPRECIATION   DEPRECIATION  (DEPRECIATION)
-------------------------------------------------------------------------------
   BF              $  105,036         $   2,879      $  (10,923)   $  (8,044)
   CGF                499,884            99,264         (85,139)      14,125
   CEF                125,333             4,430         (28,312)     (23,882)
   DEF              1,045,271           100,801        (121,528)     (20,727)
   DEVF                40,130             1,952          (3,289)      (1,337)
   DF                 643,966            65,188         (43,590)      21,598
   DSCF               166,242            36,858         (21,868)      14,990
   EGF                110,561             2,327         (27,556)     (25,229)
   EIF                 90,428             5,462         (10,528)      (5,066)
   MCGF                86,568             6,230         (16,801)     (10,571)
   MCVF                56,802             2,767          (1,779)         988
   SCEF               600,508           127,615         (48,290)      79,325
   SCGF                 2,818               302            (972)        (670)
   SF                 386,592            32,920         (64,945)     (32,025)
   USEF               389,866            56,079         (51,237)       4,842
   USSCF              545,387            91,485         (78,606)      12,879
   USSCOF             100,987            10,244         (19,734)      (9,490)

9. BANK BORROWINGS
Pursuant to a Line of Credit Agreement dated April 12, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 11, 2003.

Prior to April 12, 2002, BF, CGF, CEF, DSCF, EGF, EIF, MCGF, MCVF, SCEF and SCGF could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets were repaid before the Fund could make additional investments. The Funds had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The
Funds would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated, on a pro rata basis to the Funds. This Agreement expired on April 12, 2002.

Also, prior to April 12, 2002, DF, DEF, DEVF, SF, USEF, USSCF and USSCOF could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. The Funds, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with JPMCB, as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the commitment amount. This Agreement was terminated on April 12, 2002.

The Funds had no borrowings outstanding at June 30, 2002, nor at anytime during the six months then ended.

10. CONCENTRATIONS
DF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the DF to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset backed and mortgage backed securities held by DF to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset backed and mortgage backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

11. CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows for the periods presented (amounts in thousands):

BALANCED FUND

                                             CLASS A SHARES          CLASS B SHARES     CLASS C SHARES       SELECT SHARES
                                           -------------------      ----------------    ---------------   ---------------------
                                           AMOUNT       SHARES      AMOUNT    SHARES    AMOUNT   SHARES   AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                               $  4,511        170      $ 1,917       73    $   49        2    $   2,003        74
 Shares issued in reinvestment of
   distributions                                366         15           62        2         1       --^         143         5
 Shares redeemed                            (15,048)      (569)      (2,770)    (106)     (213)      (8)     (24,569)     (900)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                      $(10,171)      (384)     $  (791)     (31)   $ (163)      (6)   $ (22,423)     (821)
===============================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                               $ 14,014        499      $ 2,637       96    $  192        7    $  20,570       719
 Shares issued in connection with
   fund reorganization (Note 2)              80,770      2,720       24,889      838     1,145       39           --        --
 Shares issued in reinvestment of
   distributions                              2,386         88          570       21        13       --^       1,703        63
 Shares redeemed                            (21,578)      (779)      (6,889)    (249)     (252)      (9)     (38,504)   (1,341)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                      $ 75,592      2,528      $21,207      706    $1,098       37    $ (16,231)     (559)
===============================================================================================================================

^ Amounts round to less than one thousand.
* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

CAPITAL GROWTH FUND

                                             CLASS A SHARES          CLASS B SHARES     CLASS C SHARES       SELECT SHARES
                                         ---------------------      ----------------    ---------------   ---------------------
                                         AMOUNT         SHARES      AMOUNT    SHARES    AMOUNT   SHARES   AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $   98,728      2,611    $  18,145      505    $  540       15   $      538        14
 Shares redeemed                           (100,513)    (2,672)     (69,433)  (1,933)     (543)     (16)        (489)      (13)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                           $   (1,785)       (61)   $ (51,288)  (1,428)   $   (3)      (1)  $       49         1
===============================================================================================================================

                                                                        PERIOD ENDED DECEMBER 31, 2001*
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $   48,681      1,300    $  12,044      337    $  131        3   $      350         8
 Shares redeemed                            (37,187)      (981)     (27,849)    (778)      (85)      (2)         (50)       (1)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                           $   11,494        319    $ (15,805)    (441)   $   46        1   $      300         7
===============================================================================================================================

                                                                        YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $  221,627      5,511    $  67,545    1,756    $1,108       30   $    2,260        54
 Shares issued in reinvestment of
   distributions                             52,805      1,347       33,522      892       407       11        1,723        43
 Shares redeemed                           (233,656)    (5,739)    (175,455)  (4,642)     (856)     (24)     (13,106)     (337)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                           $   40,776      1,119    $ (74,388)  (1,994)   $  659       17   $   (9,123)     (240)
===============================================================================================================================

* The Fund changed its fiscal year end from October 31 to December 31.

CORE EQUITY FUND

                                             CLASS A SHARES          CLASS B SHARES     CLASS C SHARES       SELECT SHARES
                                         ---------------------      ----------------    ---------------   ---------------------
                                         AMOUNT         SHARES      AMOUNT    SHARES    AMOUNT   SHARES   AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $    6,355        298    $   1,088        51  $   321       16   $    7,469       349
 Shares redeemed                            (10,788)      (503)      (3,042)    (147)   (1,377)     (67)     (23,376)   (1,131)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                    $   (4,433)      (205)   $  (1,954)     (96)  $(1,056)     (51)  $  (15,907)     (782)
===============================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
-------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $   11,869        515    $   1,616       70   $   246       10   $   26,690     1,115
 Shares issued in connection with fund
   reorganization (note 2)                   33,588      1,320       26,993    1,060    11,103      436           --        --
 Shares redeemed                            (24,674)    (1,059)      (5,584)    (248)   (3,195)    (140)     (50,780)   (2,150)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                           $   20,783        776    $  23,025      882   $ 8,154      306   $  (24,090)   (1,035)
===============================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

DISCIPLINED EQUITY FUND

                                             CLASS A SHARES        CLASS B SHARES       CLASS C SHARES        SELECT SHARES
                                         ---------------------    -----------------   ----------------   -----------------------
                                         AMOUNT         SHARES    AMOUNT     SHARES   AMOUNT    SHARES   AMOUNT         SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $    726         55      $    429      31   $  165,839    12,226    $  16,874    1,234
 Shares issued in reinvestment of
   distributions                                1         --^           --^     --^       3,963       308          250       19
 Shares redeemed                               (6)        (1)          (56)     (4)    (214,010)  (15,865)     (46,812)  (3,586)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                           $    721         54      $    373      27   $  (44,208)   (3,331)   $ (29,688)  (2,333)
================================================================================================================================

                                                                  PERIOD ENDED DECEMBER 31, 2001*
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                             $  1,971        139      $     70       5   $  191,314    13,353    $  23,150    1,675
 Shares issued in connection with fund
   reorganization (note 2)                     --         --            --      --           --        --      116,748    8,618
 Shares issued in reinvestment of
  distributions                                --         --            --      --        6,937       486          612       43
 Shares redeemed                               --         --            --      --     (131,033)   (9,231)     (14,277)  (1,057)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
  outstanding                            $  1,971        139      $     70       5   $   67,218     4,608    $ 126,233    9,279
================================================================================================================================

                                                                      YEAR ENDED MAY 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                         $  297,629    17,437
 Shares issued in reinvestment of
   distributions                                                                         11,502       699
 Shares redeemed                                                                       (412,421)  (24,956)
--------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease) in Fund shares
   outstanding                                                                       $ (103,290)   (6,820)
================================================================================================================================

^   Amount rounds to less than one thousand.
* The Fund changed its fiscal year end from May 31 to December 31. For Select Shares, from commencement of offering on September 10, 2001. For Class A and Class B Shares, from commencement of offering on September 28, 2001.

DISCIPLINED EQUITY VALUE FUND

                                                 INSTITUTIONAL SHARES
                                                 --------------------
                                                  AMOUNT      SHARES
---------------------------------------------------------------------------
                                            SIX MONTHS ENDED JUNE 30, 2002
---------------------------------------------------------------------------
 Shares sold                                    $   148             9
 In-kind transfer                                14,783           900
 Shares issued in reinvestment of
   distributions                                    322            21
 Shares redeemed                                    (15)           (1)
---------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                  $15,238           929
===========================================================================
                                            PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------
 Shares sold                                    $25,307         1,687
 Shares issued in reinvestment of
   distributions                                     35             2
---------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                  $25,342         1,689
===========================================================================

* From commencement of offering on September 28, 2001.

DIVERSIFIED FUND

                                                      INSTITUTIONAL SHARES               SELECT SHARES
                                                     ----------------------        ------------------------
                                                     AMOUNT          SHARES        AMOUNT            SHARES
------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                         $  36,827        2,934        $  22,208          1,788
 Shares issued in reinvestment of distributions          2,920          244            2,709            226
 Shares redeemed                                      (210,343)     (16,766)         (49,271)        (3,988)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                       $(170,596)     (13,588)       $ (24,354)        (1,974)
============================================================================================================

                                                                 PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------------------
 Shares sold                                         $  49,418        3,839        $  15,373          1,239
 Shares issued in connection with fund
   reorganization (note 2)                                  --           --          337,094         27,249
 Shares issued in reinvestment of distributions          6,959          553            4,767            378
 Shares redeemed                                      (106,670)      (8,463)         (21,527)        (1,745)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                       $ (50,293)      (4,071)       $ 335,707         27,121
============================================================================================================

                                                                    YEAR ENDED JUNE 30, 2001
------------------------------------------------------------------------------------------------------------
 Shares sold                                         $ 133,158        9,252
 Shares issued in reinvestment of distributions         32,024        2,378
 Shares redeemed                                      (127,253)      (9,250)
 Net increase (decrease) in Fund shares outstanding  $  37,929        2,380
============================================================================================================

* The Fund changed its fiscal year end from June 30 to December 31. For the Select Shares, from commencement of offering on September 10, 2001.

DYNAMIC SMALL CAP FUND

                                                 CLASS A SHARES             CLASS B SHARES       CLASS C SHARES      CLASS A SHARES
                                             -----------------------     -------------------    ----------------    ----------------
                                             AMOUNT           SHARES     AMOUNT       SHARES    AMOUNT    SHARES    AMOUNT    SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $   51,713       3,301      $   3,376       222    $ 3,007     201     $ 4,539    288
 Shares redeemed                                (71,565)     (4,588)        (6,832)     (457)    (1,199)    (80)     (1,618)  (100)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $  (19,852)     (1,287)     $  (3,456)     (235)   $ 1,808     121     $ 2,921    188
====================================================================================================================================

                                                                             PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $   16,287       1,091      $   1,187        84    $   399      27     $ 7,968    513
 Shares redeemed                                (24,415)     (1,622)        (2,832)     (194)    (1,083)    (74)         --     --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $   (8,128)       (531)     $  (1,645)     (110)   $  (684)    (47)    $ 7,968    513
====================================================================================================================================

                                                                            YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $  141,279       7,996      $  12,340       733    $ 4,506     268     $ 1,230     75
 Shares issued in reinvestment of
   distributions                                 18,125       1,065         12,890       780      1,211      73          24      1
 Shares redeemed                               (113,654)     (6,933)       (19,043)   (1,232)    (2,826)   (178)     (1,111)   (69)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $   45,750       2,128      $   6,187       281    $ 2,891     163     $   143      7
====================================================================================================================================

* The Fund changed its fiscal year end from October 31 to December 31.

EQUITY GROWTH FUND

                                                CLASS A SHARES        CLASS B SHARES         CLASS C SHARES        SELECT SHARES
                                             -------------------    ------------------     ------------------   --------------------
                                             AMOUNT       SHARES    AMOUNT      SHARES     AMOUNT      SHARES   AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $  11,189      365     $    671       23      $      97       3    $   3,351       110
 Shares redeemed                               (15,626)    (510)      (1,847)     (64)          (512)    (18)     (20,591)     (678)
-----------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease) in Fund shares
   outstanding                               $  (4,437)    (145)    $ (1,176)     (41)     $    (415)    (15)   $ (17,240)     (568)
===================================================================================================================================

                                                               YEAR ENDED DECEMBER 31, 2001*
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $  20,252      580     $  1,366       41      $     161       5    $  14,841       397
 Shares issued in connection with fund
   reorganization (note 2)                      26,065      623       22,061      527          4,274     102           --        --
 Shares issued in reinvestment of
   distributions                                 2,899       89        1,238       38            119       4       10,437       317
 Shares redeemed                               (30,184)    (862)      (4,284)    (127)        (1,329)    (39)     (76,939)   (2,149)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $  19,032      430     $ 20,381      479      $   3,225      72    $ (51,661)   (1,435)
===================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

EQUITY INCOME FUND

                                            CLASS A SHARES         CLASS B SHARES         CLASS C SHARES         SELECT SHARES
                                          ------------------     ------------------     ------------------    --------------------
                                          AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT        SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                              $   1,425      48      $    337       11      $     58        2     $   5,889       195
 Shares issued in reinvestment of
   distributions                                419      16           210        8            59        2         1,238        47
 Shares redeemed                             (6,937)   (229)       (2,168)     (73)         (233)      (8)      (15,120)     (514)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                     $  (5,093)   (165)     $ (1,621)     (54)     $   (116)      (4)    $  (7,993)     (272)
==================================================================================================================================

                                                                      YEAR ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                              $   3,491     110      $  1,293       42      $     76        2     $  10,364       323
 Shares issued in connection with
   fund reorganization (note 2)              36,654   1,065        18,885      548         4,728      137            --        --
 Shares issued in reinvestment of
   distributions                                235       8            76        3            19        1           838        28
 Shares redeemed                            (12,728)   (405)       (3,919)    (128)         (569)     (18)      (27,924)     (879)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                            $  27,652     778      $ 16,335      465      $  4,254      122     $ (16,722)     (528)
==================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

GROWTH AND INCOME FUND

                                                 CLASS A SHARES         CLASS B SHARES        CLASS C SHARES        SELECT SHARES
                                             ---------------------   --------------------    ---------------     -------------------
                                             AMOUNT         SHARES   AMOUNT        SHARES    AMOUNT   SHARES     AMOUNT      SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $   44,681     1,565    $   2,624        93     $   386     15      $    413        14
 Shares issued in reinvestment of
   distributions                                  1,306        44           35         1           3     --^            8        --^
 Shares redeemed                                (97,483)   (3,415)     (43,270)   (1,546)     (1,101)   (41)          (44)       (1)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                        $  (51,496)   (1,806)   $ (40,611)   (1,452)    $  (712)   (26)     $    377        13
====================================================================================================================================

                                                                           PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $   18,540       655    $   1,459        52     $    65      2      $     --        --
 Shares issued in reinvestment of
   distributions                                    851        30           --        --          --     --             6        --^
 Shares redeemed                                (34,351)   (1,206)     (19,497)     (702)       (277)   (10)          (70)       (2)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $  (14,960)     (521)   $ (18,038)     (650)    $  (212)    (8)     $    (64)       (2)
====================================================================================================================================

                                                                          YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                 $  140,634     4,432    $   9,491       300     $ 1,356     43      $  3,137       104
 Shares issued in reinvestment of
   distributions                                151,266     4,720       52,423     1,664       1,261     41           496        15
 Shares redeemed                               (192,820)   (6,018)    (160,398)   (5,169)     (1,455)   (49)       (5,292)     (148)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                               $   99,080     3,134    $ (98,484)   (3,205)    $ 1,162     35      $ (1,659)      (29)
====================================================================================================================================

^ Amount rounds to less than one thousand.
* The Fund changed its fiscal year end from October 31 to December 31

MID CAP GROWTH FUND

                                                    CLASS A SHARES          CLASS B SHARES          COMMON SHARES
                                                 ---------------------     -----------------    --------------------
                                                 AMOUNT         SHARES     AMOUNT     SHARES    AMOUNT       SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
 Shares sold                                     $       476      101      $    44        9     $      --        --
 Shares redeemed                                     (12,171)  (2,583)        (728)    (160)           --        --
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                   $   (11,695)  (2,482)     $  (684)    (151)    $      --        --
====================================================================================================================

                                                                     PERIOD ENDED DECEMBER 31, 2001*
--------------------------------------------------------------------------------------------------------------------
 Shares sold                                     $       186       39      $     8        2     $      --        --
 Shares redeemed                                      (9,720)  (2,045)      (1,238)    (264)           --        --
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                   $    (9,534)  (2,006)     $(1,230)    (262)    $      --        --
====================================================================================================================

                                                                     YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------------------------------------------
 Shares sold                                     $       708      102      $    47        6     $   9,860     1,283
 Shares issued in connection with fund
   reorganization (Note 2)                           128,852   24,175           --       --            --        --
 Shares issued in reinvestment of
   distributions                                         335       46          257       35         4,199       572
 Shares redeemed                                     (27,213)  (5,032)      (4,807)    (710)      (77,682)  (10,167)
 Shares redeemed in connection with fund
   reorganization                                         --       --           --       --      (128,852)  (24,175)
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares
   outstanding                                   $   102,682   19,291      $(4,503)    (669)    $(192,475)  (32,487)
====================================================================================================================

* The Fund changed its fiscal year end from September 30 to December 31.

MID CAP VALUE FUND

                                     CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   INSTITUTIONAL SHARES     SELECT SHARES
                                    ----------------  ----------------  ----------------  ---------------------  ------------------
                                    AMOUNT    SHARES  AMOUNT    SHARES  AMOUNT    SHARES   AMOUNT       SHARES    AMOUNT  SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                        $ 9,509      635  $ 8,901      595  $ 2,751      184  $ 20,398        1,368  $ 2,245     148
 Shares redeemed                     (1,861)    (125)    (476)     (32)     (62)      (4)     (508)         (35)    (206)    (13)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                $ 7,648      510  $ 8,425      563  $ 2,689      180  $ 19,890        1,333  $ 2,039     135
===================================================================================================================================

                                                                  PERIOD ENDED DECEMBER 31, 2001**
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                        $ 3,082      219  $ 1,616      115  $ 1,446      105  $     58            4  $    11       1
 Shares issued in reinvestment of
  distributions                         219       16      146       10       69        5       223           16        1      --^
 Shares redeemed                       (342)     (25)     (88)      (6)     (28)      (2)     (916)         (67)      --      --
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                $ 2,959      210  $ 1,674      119  $ 1,487      108  $   (635)         (47) $    12       1
===================================================================================================================================

                                                                    YEAR ENDED SEPTEMBER 30, 2001*
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                        $ 2,389      165  $ 1,791      123  $ 1,817      127  $  1,355           98  $    --      --
 Shares issued in reinvestment
  of distributions                       --       --       --       --       --       --       355           27       --      --
 Shares redeemed                       (282)     (20)    (234)     (18)    (201)     (15)   (2,116)        (157)      --      --
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding           $ 2,107      145  $ 1,557      105  $ 1,616      112  $   (406)         (32) $    --      --
===================================================================================================================================

^  Amount rounds to less than one thousand.
* For Class A, Class B and Class C Shares, from commencement of offering on April 30, 2001.
** The Fund changed its fiscal year end from September 30 to December 31. For
   Select Shares, from commencement of offering on October 31, 2001.

SMALL CAP EQUITY FUND

                                                                   CLASS A SHARES      CLASS B SHARES          SELECT SHARES
                                                                -------------------   ----------------      -----------------
                                                                 AMOUNT      SHARES   AMOUNT      SHARES      AMOUNT     SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $ 36,158     1,668   $ 1,121          54     $  93,376    4,053
 Shares redeemed                                                  (24,761)   (1,140)   (6,178)       (302)      (46,720)  (2,076)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $ 11,397       528   $(5,057)       (248)    $  46,656    1,977
===================================================================================================================================

                                                                                  PERIOD ENDED DECEMBER 31, 2001*
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $ 14,748       718   $   876          45     $  31,992    1,452
 In-kind transfer                                                      --        --        --          --        89,947    4,043
 Shares redeemed                                                  (16,971)     (819)   (1,792)        (88)      (17,063)    (789)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $ (2,223)     (101)  $  (916)        (43)    $ 104,876    4,706
===================================================================================================================================

                                                                                  YEAR ENDED OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $ 80,657     3,761   $   864          42     $  51,124    2,329
 Shares issued in connection with fund reorganization               6,431       296        --          --        95,144    4,254
 Shares issued in reinvestment of distributions                    10,609       502     7,346         366        52,277    2,408
 Shares redeemed                                                  (97,015)   (4,483)   (9,292)       (455)      (67,499)  (3,173)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $    682        76   $(1,082)        (47)    $ 131,046    5,818
===================================================================================================================================

* The Fund changed its fiscal year end from October 31 to December 31.

SMALL CAP GROWTH FUND

                                   CLASS A SHARES      CLASS B SHARES      CLASS C SHARES    INSTITUTIONAL SHARES   SELECT SHARES
                             ----------------------- ------------------    --------------    --------------------  -----------------
                                 AMOUNT      SHARES  AMOUNT      SHARES  AMOUNT      SHARES   AMOUNT       SHARES  AMOUNT  SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                  $    290           35  $   58           8  $   15           1   $    16           2  $  123      13
 Shares redeemed                   (35)          (4)     (8)         (1)     --          --       (20)         (3)     (2)     --^
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding     $    255           31  $   50           7  $   15           1   $    (4)         (1) $  121      13
====================================================================================================================================

                                                                       PERIOD ENDED DECEMBER 31, 2001**
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                  $  1,721          196  $   51           6  $    8           1   $    --           --  $   10       1
 Shares redeemed                (1,598)        (184)     --          --      --          --        --           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding     $    123           12  $   51           6  $    8           1   $    --           --  $   10       1
====================================================================================================================================

                                                                         YEAR ENDED SEPTEMBER 30, 2001*
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                  $    217           23  $   77           8  $   15           2   $   175           14
 Shares issued in
  reinvestment of
  distributions                     --           --      --          --      --          --       564           55
 Shares redeemed                   (36)          (4)     --          --      --          --    (1,210)        (108)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding     $    181           19  $   77           8  $   15           2   $  (471)         (39)
====================================================================================================================================

^  Amount rounds to less than one thousand.
* For Class A, Class B and Class C Shares, from commencement of offering on April 30, 2001.
** The Fund changed its fiscal year end from September 30 to December 31. For
   Select Shares, from commencement of offering on October 31, 2001.

SMARTINDEX(TM) FUND

                                                                   INSTITUTIONAL SHARES
                                                                -------------------------
                                                                AMOUNT               SHARES
----------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------
 Shares sold                                                   $    54,962            4,181
 Shares issued in reinvestment of distributions                      1,935              155
 Shares redeemed                                                  (106,708)          (8,343)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding            $   (49,811)          (4,007)
==============================================================================================

                                                              PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------
 Shares sold                                                   $    73,160            5,412
 Shares issued in reinvestment of distributions                      3,699              283
 Shares redeemed                                                   (36,171)          (2,664)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding            $    40,688            3,031
==============================================================================================

                                                                  YEAR ENDED MAY 31, 2001
----------------------------------------------------------------------------------------------
 Shares sold                                                   $   256,349           15,880
 Shares issued in reinvestment of distributions                      3,203              204
 Shares redeemed                                                  (116,766)          (7,364)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding            $   142,786            8,720
==============================================================================================

* The Fund changed its fiscal year end from May 31 to December 31.

U.S. EQUITY FUND

                                         CLASS A SHARES        CLASS B SHARES       CLASS C SHARES       INSTITUTIONAL SHARES
                                     --------------------- -------------------- ---------------------- -----------------------
                                      AMOUNT       SHARES   AMOUNT       SHARES  AMOUNT        SHARES   AMOUNT         SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                          $ 10,091      1,044   $    477         49  $    16            2   $  13,880       1,428
 Shares issued in reinvestment
  of distributions                          28          3         --         --       --           --         230          25
 Shares redeemed                       (18,767)    (1,889)    (2,321)      (241)    (123)         (13)     (5,772)       (591)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding             $ (8,648)      (842)  $ (1,844)      (192) $  (107)         (11)  $   8,338         862
==============================================================================================================================

                                                                  PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                          $  3,018        314   $    229         23  $    40            4   $  21,064       2,196
 Shares issued in connection
  with fund reorganization
  (note 2)                              53,243      5,505     19,035      1,968    1,289          133          --          --
 Shares issued in reinvestment
  of distributions                         130         12         25          3        1           --^        488          47
 Shares redeemed                        (6,320)      (640)    (1,858)      (188)    (125)         (13)    (75,417)     (7,148)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding             $ 50,071      5,191   $ 17,431      1,806  $ 1,205          124   $ (53,865)     (4,905)
==============================================================================================================================

                                                                     YEAR ENDED MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                            $  40,121       3,386
 Shares issued in reinvestment
  of distributions                                                                                         11,891       1,044
 Shares redeemed                                                                                         (120,736)     (9,739)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                                     $ (68,724)     (5,309)
==============================================================================================================================

                                         SELECT SHARES
                                -------------------------------
                                     AMOUNT        SHARES
---------------------------------------------------------------
                                SIX MONTHS ENDED JUNE 30, 2002
---------------------------------------------------------------
 Shares sold                        $  17,906        1,813
 Shares issued in reinvestment
  of distributions                        650           71
 Shares redeemed                      (36,527)      (3,739)
---------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding           $ (17,971)     (1,855)
===============================================================

                                PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------
 Shares sold                        $  13,799        1,417
 Shares issued in connection
  with fund reorganization
  (note 2)                            323,078       33,410
 Shares issued in reinvestment
  of distributions                      1,261          121
 Shares redeemed                      (16,218)      (1,673)
---------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding           $ 321,920       33,275
===============================================================

                                   YEAR ENDED MAY 31, 2001
---------------------------------------------------------------
 Shares sold
 Shares issued in reinvestment
  of distributions
 Shares redeemed
---------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding
===============================================================

^ Amount rounds to less than one thousand.
* The Fund changed its fiscal year end from May 31 to December 31. For Class A, Class B, Class C and Select Shares, from commencement of offering on September 10, 2001.

U.S. SMALL COMPANY FUND

                                                             INSTITUTIONAL SHARES                         SELECT SHARES
                                                       ---------------------------------         ------------------------------
                                                          AMOUNT             SHARES                   AMOUNT           SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED JUNE 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                             $ 131,116           10,505                  $  74,127          5,916
 Shares redeemed                                           (94,447)          (7,398)                   (73,161)        (5,869)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding      $  36,669            3,107                  $     966             47
=================================================================================================================================

                                                                           PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                             $  80,673            6,678                  $  55,780          4,917
 In-kind transfer                                          (89,947)          (7,156)                        --             --
 Shares issued in connection with fund reorganization
  (note 2)                                                      --               --                    253,687         21,741
 Shares issued in reinvestment of distributions                616               50                        392             33
 Shares redeemed                                          (106,401)          (8,888)                   (44,362)        (3,962)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding      $(115,059)          (9,316)                 $ 265,497         22,729
=================================================================================================================================

                                                                               YEAR ENDED MAY 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                             $ 197,258           13,614
 Shares issued in reinvestment of distributions             31,219            2,389
 Shares redeemed                                          (127,499)          (8,974)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding      $ 100,978            7,029
=================================================================================================================================

* The Fund changed its fiscal year end from May 31 to December 31. For Select Shares, from commencement of offering on September 10, 2001.

U.S. SMALL COMPANY OPPORTUNITIES FUND

                                                                      SELECT SHARES
                                                                 -------------------------
                                                                 AMOUNT            SHARES
----------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------
 Shares sold                                                     $   76,837         7,965
 Shares redeemed                                                   (143,821)      (14,949)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $  (66,984)       (6,984)
==============================================================================================

                                                              PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------
 Shares sold                                                     $  122,437        12,085
 Shares redeemed                                                   (212,453)      (21,366)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $  (90,016)       (9,281)
==============================================================================================

                                                                 YEAR ENDED MAY 31, 2001
----------------------------------------------------------------------------------------------
 Shares sold                                                     $  426,571        28,211
 Shares issued in reinvestment of distributions                      22,690         1,716
 Shares redeemed                                                   (508,748)      (35,331)
----------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $  (59,487)       (5,404)
==============================================================================================

* The Fund changed its fiscal year end from May 31 to December 31.

JPMORGAN FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                             BALANCED FUND
                                      ---------------------------------------------------------------------------------------
                                                       CLASS A                                              CLASS B
                                      --------------------------------------------------------     -----------------------
                                      1/1/02                    YEAR ENDED            10/16/98*     1/1/02        2/16/01*
                                      THROUGH      -----------------------------       THROUGH      THROUGH       THROUGH
                                      6/30/02      12/31/01   12/31/00  12/31/99      12/31/98      6/30/02       12/31/01
                                      -------      --------   --------  --------     ---------     ---------      --------
Per share operating performance
Net asset value, beginning of period  $ 27.44      $  30.23   $  38.46  $   34.51    $   31.87     $   27.39      $  29.69
                                      -------      --------   --------  ---------    ---------     ---------      --------
Income from investment operations:
 Net investment income (loss)            0.20@         0.47@      0.76@      0.70@        0.10          0.11@         0.24@
 Net gains or losses on securities
  (both realized and unrealized)        (2.95)        (2.29)     (1.96)      4.05         3.95         (2.94)        (1.69)
                                      -------      --------   --------  ---------    ---------     ---------      --------

   Total from investment operations     (2.75)        (1.82)     (1.20)      4.75         4.05         (2.83)        (1.45)
                                      -------      --------   --------  ---------    ---------     ---------      --------
Less distributions:
 Dividends from net investment income    0.19          0.32       1.28       0.61         0.16          0.10          0.20
 Distributions from capital gains          --          0.65       5.75       0.19         1.25            --          0.65
                                      -------      --------   --------  ---------    ---------     ---------      --------
   Total distributions                   0.19          0.97       7.03       0.80         1.41          0.10          0.85
                                      -------      --------   --------  ---------    ---------     ---------      --------

Net asset value, end of period        $ 24.50      $  27.44   $  30.23  $   38.46    $   34.51     $   24.46      $  27.39
                                      =======      ========   ========  =========    =========     =========      ========
Total return (1)                       (10.06%)(a)    (5.92%)    (2.80%)    13.94%       12.78%(a)    (10.34%)(a)    (4.79%)(a)
Ratios/supplemental data:
 Net assets, end of period (millions) $    53      $     71   $      2  $       2    $       1     $      17      $     19
Ratios to average net assets: #
 Net expenses                            1.25%         1.25%      1.25%      1.25%        1.25%         1.93%         1.93%
 Net investment income (loss)            1.49%         1.68%      1.99%      1.94%        1.84%         0.81%         1.00%
 Expenses without waivers,
  reimbursements and earnings credits    1.67%         1.57%      2.75%      3.34%!!    107.16%!!       2.18%         2.07%
 Net investment income (loss) without
  waivers, reimbursements and
  earnings credits                       1.07%         1.36%      0.49%     (0.15%)    (104.07%)!!      0.56%         0.86%
Portfolio turnover rate                    63%          166%       134%        45%          58%           63%          166%

                                                    BALANCED FUND
                                               -----------------------
                                                       CLASS C
                                               -----------------------
                                                1/1/02        2/16/01*
                                               THROUGH        THROUGH
                                               6/30/02        12/31/01
                                               --------       --------
Per share operating performance
Net asset value, beginning of period           $  27.39       $  29.69
                                               --------       --------
Income from investment operations:
 Net investment income (loss)                      0.11@          0.24@
 Net gains or losses on securities
  (both realized and unrealized)                  (2.93)         (1.69)
                                               --------       --------

   Total from investment operations               (2.82)         (1.45)
                                               --------       --------
Less distributions:
 Dividends from net investment income              0.10           0.20
 Distributions from capital gains                    --           0.65
                                               --------       --------
   Total distributions                             0.10           0.85
                                               --------       --------

Net asset value, end of period                 $  24.47       $  27.39
                                               ========       ========
Total return (1)                                 (10.33%)(a)     (4.80%)(a)
Ratios/supplemental data:
 Net assets, end of period (millions)          $      1       $      1
Ratios to average net assets: #
 Net expenses                                      1.93%          1.93%
 Net investment income (loss)                      0.81%          1.00%
 Expenses without waivers,
  reimbursements and earnings credits              2.18%          2.07%
 Net investment income (loss) without
  waivers, reimbursements and
  earnings credits                                 0.56%          0.86%
Portfolio turnover rate                              63%           166%

----------
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short Periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                    BALANCED FUND
                                                -----------------------------------------------------------------------------------
                                                                                     SELECT CLASS
                                                -----------------------------------------------------------------------------------
                                                  1/1/02                                   YEAR ENDED
                                                 THROUGH    -----------------------------------------------------------------------
                                                 6/30/02        12/31/01        12/31/00        12/31/99      12/31/98     12/31/97
                                                --------        --------        --------        --------      --------     --------
Per share operating performance
Net asset value, beginning of period            $  27.55        $  30.27        $  38.50        $  34.54      $  29.26     $  23.66
                                                --------        --------        --------        --------      --------     --------
Income from investment operations:
 Net investment income (loss)                       0.24@           0.55@           0.86@           0.78@         0.73         0.74
 Net gains or losses in securities (both
   realized and unrealized)                        (2.97)          (2.25)          (1.96)           4.07          6.53         4.86
                                                --------        --------        --------        --------      --------     --------
   Total from investment operations                (2.73)          (1.70)          (1.10)           4.85          7.26         5.60
                                                --------        --------        --------        --------      --------     --------
Less distributions:
 Dividends from net investment income               0.22            0.37            1.38            0.70          0.73           --
 Distributions from capital gains                     --            0.65            5.75            0.19          1.25           --
                                                --------        --------        --------        --------      --------     --------
   Total distributions                              0.22            1.02            7.13            0.89          1.98           --
                                                --------        --------        --------        --------      --------     --------
Net asset value, end of period                  $  24.60        $  27.55        $  30.27        $  38.50      $  34.54     $  29.26
                                                ========        ========        ========        ========      ========     ========
Total return                                       (9.95%)(a)      (5.51%)         (2.55%)         14.23%        25.15%       23.67%
Ratios/supplemental data:
 Net assets, end of period (millions)           $     16        $     40        $     61        $    103      $     59     $     36
Ratios to average net assets:#
 Net expenses                                       1.00%           1.00%           1.00%           1.00%         1.00%        1.00%
 Net investment income (loss)                       1.74%           1.94%           2.23%           2.19%         2.32%        2.73%
 Expenses without waivers, reimbursements and
   earnings credits                                 1.20%           1.12%           1.06%           1.19%         1.28%        1.28%
 Net investment income (loss) without
   waivers, reimbursements and earnings credits     1.54%           1.82%           2.17%           2.00%         2.04%        2.45%
Portfolio turnover rate                               63%            166%            134%             45%           58%          64%

----------
@    Calculated based upon average shares outstanding.
(a)  Not annualized.
#    Short periods have been annualized.

                       See notes to financial statements.

                                                                                CAPITAL GROWTH FUND
                                                 -----------------------------------------------------------------------------------
                                                                                       CLASS A
                                                 -----------------------------------------------------------------------------------
                                                  1/1/02        11/1/01                            YEAR ENDED
                                                 THROUGH        THROUGH      -------------------------------------------------------
                                                 6/30/02       12/31/01^     10/31/01     10/31/00    10/31/99   10/31/98  10/31/97
                                                 -------       --------      --------     --------    --------   --------  ---------
Per share operating performance
Net asset value, beginning of period             $ 40.10       $  35.37      $  47.91     $  42.85    $  41.22   $  46.76  $ 41.60
                                                 -------       --------      --------     --------    --------   --------  -------
Income from investment operations:
 Net investment income (loss)                      (0.21)@        (0.03)        (0.19)@      (0.14)@     (0.20)@    (0.12)   (0.02)@
 Net gains or losses on securities
   (both realized and unrealized)                  (6.71)          4.76         (6.87)       10.11        5.75      (0.52)   10.13
                                                 -------       --------      --------     --------    --------   --------  -------
   Total from investment operations                (6.92)          4.73         (7.06)        9.97        5.55      (0.64)   10.11
                                                 -------       --------      --------     --------    --------   --------  -------
Less distributions:
 Dividends from net investment income                 --             --            --           --          --         --     0.15
 Distributions from capital gains                     --             --          5.48         4.91        3.92       4.90     4.80
                                                 -------       --------      --------     --------    --------   --------  -------
   Total distributions                                --             --          5.48         4.91        3.92       4.90     4.95
                                                 -------       --------      --------     --------    --------   --------  -------
Net asset value, end of period                   $ 33.18       $  40.10      $  35.37     $  47.91    $  42.85   $  41.22  $ 46.76
                                                 =======       ========      ========     ========    ========   ========  =======
Total return (1)                                  (17.26%)(a)     13.37%(a)    (15.86%)      25.81%      14.30%     (1.60%)  26.47%
Ratios/supplemental data:
 Net assets, end of period (millions)            $   408       $    495      $    426     $    523    $    577   $    728  $   839
Ratios to average net assets:#
 Net expenses                                       1.35%          1.35%         1.35%        1.35%       1.30%      1.27%    1.31%
 Net investment income (loss)                      (1.14%)        (0.40%)       (0.47%)      (0.32%)     (0.48%)    (0.24%)  (0.05%)
 Expenses without waivers, reimbursements
   and earnings credits                             1.35%          1.35%         1.37%        1.35%       1.30%      1.27%    1.31%
 Net investment income (loss) without
   waivers, reimbursements and earnings credits    (1.14%)        (0.40%)       (0.49%)      (0.32%)     (0.48%)    (0.24%)  (0.05%)
Portfolio turnover rate ~                             69%             2%           43%          66%         86%       104%      67%

----------
^    The fund changed its fiscal year end from October 31 to December 31.
@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized.
#    Short periods have been annualized.
~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                   CAPITAL GROWTH FUND
                                                  ---------------------------------------------------------------------------------
                                                                                       CLASS B
                                                  ---------------------------------------------------------------------------------
                                                   1/1/02       11/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH      ------------------------------------------------------
                                                  6/30/02      12/31/01^     10/31/01    10/31/00   10/31/99   10/31/98    10/31/97
                                                  -------      ---------     --------    --------   --------   --------    --------
Per share operating performance
Net asset value, beginning of period              $ 38.24       $ 33.75      $ 46.20     $ 41.67    $ 40.38    $ 46.11     $ 41.21
                                                  -------       -------      -------     -------    -------    -------     -------
Income from investment operations:
  Net investment income (loss)                      (0.29)@       (0.06)       (0.38)@     (0.35)@    (0.40)@    (0.29)      (0.23)@
  Net gains or losses on securities
   (both realized and unrealized)                   (6.39)         4.55        (6.59)       9.79       5.61      (0.54)      10.01
                                                  -------       -------      -------     -------    -------    -------     -------
    Total from investment operations                (6.68)         4.49        (6.97)       9.44       5.21      (0.83)       9.78
                                                  -------       -------      -------     -------    -------    -------     -------
Less distributions:
  Dividends from net investment income                 --            --           --          --         --         --        0.08
  Distributions from capital gains                     --            --         5.48        4.91       3.92       4.90        4.80
                                                  -------       -------      -------     -------    -------    -------     -------
    Total distributions                                --            --         5.48        4.91       3.92       4.90        4.88
                                                  -------       -------      -------     -------    -------    -------     -------
Net asset value, end of period                    $ 31.56       $ 38.24      $ 33.75     $ 46.20    $ 41.67    $ 40.38     $ 46.11
                                                  =======       =======      =======     =======    =======    =======     =======
Total return (1)                                   (17.47%)(a)    13.30%(a)   (16.30%)     25.21%     13.71%     (2.08%)     25.85%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    95       $   170      $   164     $   318    $   338    $   405     $   422
Ratios to average net assets: #
  Net expenses                                       1.85%         1.85%        1.85%       1.85%      1.80%      1.77%       1.81%
  Net investment income (loss)                      (1.64%)       (0.93%)      (0.97%)     (0.82%)    (0.98%)    (0.74%)     (0.56%)
  Expenses without waivers, reimbursements
   and earnings credits                              1.85%         1.85%        1.87%       1.85%      1.80%      1.77%       1.81%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (1.64%)       (0.93%)      (0.99%)     (0.82%)    (0.98%)    (0.74%)     (0.56%)
Portfolio turnover rate ~                              69%            2%          43%         66%        86%       104%         67%

----------
^   The fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                            CAPITAL GROWTH FUND
                                                  --------------------------------------------------------------------
                                                                                 CLASS C
                                                  --------------------------------------------------------------------
                                                   1/1/02       11/1/01                YEAR ENDED               1/2/98**
                                                  THROUGH       THROUGH      -------------------------------   THROUGH
                                                  6/30/02      12/31/01^     10/31/01    10/31/00   10/31/99  10/31/98
                                                  -------      ---------     --------    --------   --------  --------
Per share operating performance
Net asset value, beginning of period              $ 37.82       $ 33.38      $ 45.76     $ 41.31    $ 40.03    $ 42.81
                                                  -------       -------      -------     -------    -------    -------
Income from investment operations:
  Net investment income (loss)                      (0.29)@       (0.05)       (0.37)@     (0.35)@    (0.39)@    (0.09)
  Net gains or losses on securities
   (both realized and unrealized)                   (6.32)         4.49        (6.53)       9.71       5.59      (2.69)
                                                  -------       -------      -------     -------    -------    -------
    Total from investment operations                (6.61)         4.44        (6.90)       9.36       5.20      (2.78)
                                                  -------       -------      -------     -------    -------    -------
Less distributions:
  Distributions from capital gains                     --            --         5.48        4.91       3.92         --
                                                  -------       -------      -------     -------    -------    -------
    Total distributions                                --            --         5.48        4.91       3.92         --
                                                  -------       -------      -------     -------    -------    -------
Net asset value, end of period                    $ 31.21       $ 37.82      $ 33.38     $ 45.76    $ 41.31    $ 40.03
                                                  =======       =======      =======     =======    =======    =======
Total return(1)                                    (17.48%)(a)    13.30%(a)   (16.30%)    25.25%      13.81%     (6.49%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     4       $     5      $     4     $     5    $     6    $     4
Ratios to average net assets: #
  Net expenses                                       1.85%         1.85%        1.85%       1.85%      1.80%      1.73%
  Net investment income (loss)                      (1.64%)       (0.91%)      (0.97%)     (0.82%)    (0.97%)    (0.59%)
  Expenses without waivers, reimbursements and
   earnings credits                                  1.85%         1.85%        1.87%       1.85%      1.80%      1.73%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (1.64%)       (0.91%)      (0.99%)     (0.82%)    (0.97%)    (0.59%)
Portfolio turnover rate ~                              69%            2%          43%         66%        86%       104%

----------
^   The fund changed its fiscal year end from October 31 to December 31.
**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                 CAPITAL GROWTH FUND
                                                  ---------------------------------------------------------------------------------
                                                                                    SELECT CLASS
                                                  ---------------------------------------------------------------------------------
                                                   1/1/02       11/1/01                           YEAR ENDED
                                                  THROUGH       THROUGH      ------------------------------------------------------
                                                  6/30/02      12/31/01^     10/31/01    10/31/00   10/31/99   10/31/98    10/31/97
                                                  -------      ---------     --------    --------   --------   --------    --------
Per share operating performance
Net asset value, beginning of period              $ 41.26       $ 36.37      $ 48.76     $ 43.36    $ 41.53    $ 46.90     $ 41.65
                                                  -------       -------      -------     -------    -------    -------     -------
Income from investment operations:
  Net investment income (loss)                      (0.14)@        0.01           --+       0.04@     (0.05)@     0.07        0.13@
  Net gains or losses on securities
   (both realized and unrealized)                   (6.91)         4.88        (6.91)      10.27       5.80      (0.54)      10.17
                                                  -------       -------      -------     -------    -------    -------     -------
    Total from investment operations                (7.05)         4.89        (6.91)      10.31       5.75      (0.47)      10.30
                                                  -------       -------      -------     -------    -------    -------     -------
Less distributions:
  Dividends from net investment income                 --            --           --          --         --         --        0.25
  Distributions from capital gains                     --            --         5.48        4.91       3.92       4.90        4.80
                                                  -------       -------      -------     -------    -------    -------     -------
    Total distributions                                --            --         5.48        4.91       3.92       4.90        5.05
                                                  -------       -------      -------     -------    -------    -------     -------
Net asset value, end of period                    $ 34.21       $ 41.26      $ 36.37     $ 48.76    $ 43.36    $ 41.53     $ 46.90
                                                  =======       =======      =======     =======    =======    =======     =======
Total return                                       (17.09%)(a)    13.45%(a)   (15.20%)     26.34%     14.71%     (1.20%)     26.98%
Ratios/supplemental data:
  Net assets, end of period (millions)            $     3       $     3      $     3     $    15    $    18    $    52     $    52
Ratios to average net assets:#
  Net expenses                                       0.93%         0.93%        0.93%       0.94%      0.92%      0.91%       0.91%
  Net investment income (loss)                      (0.72%)        0.01%       (0.01%)      0.09%     (0.11%)     0.11%       0.31%
  Expenses without waivers, reimbursements and
   earnings credits                                  0.93%         2.06%        1.18%       1.06%      0.99%      0.91%       0.91%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (0.72%)       (1.12%)      (0.26%)     (0.03%)    (0.18%)     0.11%       0.31%
Portfolio turnover rate ~                              69%            2%          43%         66%        86%       104%         67%

----------
^   The fund changed its fiscal year end from October 31 to December 31.
+   Amount rounds to less than one cent per share.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                         CORE EQUITY FUND
                                                  ---------------------------------------------------------
                                                                              CLASS A
                                                  ---------------------------------------------------------
                                                   1/1/02                   YEAR ENDED              9/10/98*
                                                  THROUGH       ---------------------------------   THROUGH
                                                  6/30/02       12/31/01     12/31/00    12/31/99  12/31/98
                                                  -------       --------     --------    --------  --------
Per share operating performance
Net asset value, beginning of period              $ 22.51       $ 26.30      $ 32.19     $ 26.52   $  21.49
                                                  -------       -------      -------     -------   --------
Income from investment operations:
  Net investment income (loss)                      (0.02)        (0.04)@      (0.05)      (0.05)@       --
  Net gains or losses on securities
   (both realized and unrealized)                   (4.16)        (3.75)       (3.96)       6.28       6.22
                                                  -------       -------      -------     -------   --------
    Total from investment operations                (4.18)        (3.79)       (4.01)       6.23       6.22
                                                  -------       -------      -------     -------   --------
Less distributions:
  Dividends from net investment income                 --            --           --        0.01       0.02
  Distributions from capital gains                     --            --         1.88        0.55       1.17
                                                  -------       -------      -------     -------   --------
    Total distributions                                --            --         1.88        0.56       1.19
                                                  -------       -------      -------     -------   --------
Net asset value, end of period                    $ 18.33       $ 22.51      $ 26.30     $ 32.19   $  26.52
                                                  =======       =======      =======     =======   ========
Total return(1)                                    (18.57%)(a)   (14.41%)     (12.19%)     23.59%     29.08%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    17       $    25      $     9     $     6   $      1
Ratios to average net assets:#
  Net expenses                                       1.25%         1.27%        1.24%       1.24%      1.23%
  Net investment income (loss)                      (0.12%)       (0.19%)      (0.25%)     (0.13%)    (0.03%)
  Expenses without waivers and reimbursements        1.57%         1.58%        1.80%       3.02%    140.46%!!
  Net investment income (loss) without waivers
   and reimbursements                               (0.44%)       (0.50%)      (0.81%)     (1.89%)  (139.26%)!!
Portfolio turnover rate                                89%           40%~         37%~        11%~       32%

                                                                     CORE EQUITY FUND
                                                  --------------------------------------------------
                                                        CLASS B                       CLASS C
                                                  ----------------------    ------------------------
                                                  1/1/02        2/16/01*      1/1/02        2/16/01*
                                                  THROUGH       THROUGH       THROUGH       THROUGH
                                                  6/30/02      12/31/01       6/30/02       12/31/01
                                                  -------      --------       -------       --------
Per share operating performance
Net asset value, beginning of period              $ 22.37       $ 25.46       $ 22.38       $ 25.46
                                                  -------       -------       -------       -------
Income from investment operations:
  Net investment income (loss)                      (0.12)        (0.19)@       (0.14)        (0.19)@
  Net gains or losses on securities
   (both realized and unrealized)                   (4.10)        (2.90)        (4.08)        (2.89)
                                                  -------       -------       -------       -------
    Total from investment operations                (4.22)        (3.09)        (4.22)        (3.08)
                                                  -------       -------       -------       -------
Less distributions:
  Dividends from net investment income                 --            --            --            --
  Distributions from capital gains                     --            --            --            --
                                                  -------       -------       -------       -------
    Total distributions                                --            --            --            --
                                                  -------       -------       -------       -------
Net asset value, end of period                    $ 18.15       $ 22.37       $ 18.16       $ 22.38
                                                  =======       =======       =======       =======
Total return(1)                                    (18.86%)(a)   (12.14%)(a)   (18.86%)(a)   (12.10%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    14       $    20       $     5       $     7
Ratios to average net assets:#
  Net expenses                                       2.00%         2.01%         2.00%         2.01%
  Net investment income (loss)                      (0.87%)       (0.94%)       (0.87%)       (0.94%)
  Expenses without waivers and reimbursements        2.07%         2.07%         2.07%         2.08%
  Net investment income (loss) without waivers
   and reimbursements                               (0.94%)       (1.00%)       (0.94%)       (1.01%)
Portfolio turnover rate                                89%           40%           89%           40%

----------
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                                            CORE EQUITY FUND
                                                  ---------------------------------------------------------------------
                                                                              SELECT CLASS
                                                  ---------------------------------------------------------------------
                                                  1/1/02                             YEAR ENDED
                                                  THROUGH       -------------------------------------------------------
                                                  6/30/02       12/31/01     12/31/00    12/31/99  12/31/98    12/31/97
                                                  -------       --------     --------    --------  --------    --------
Per share operating performance
Net asset value, beginning of period              $ 22.67       $ 26.41      $ 32.24     $ 26.52   $  21.25    $ 15.94
                                                  -------       -------      -------     -------   --------    -------
Income from investment operations:
  Net investment income (loss)                       0.02          0.02@          --        0.04@      0.09       0.14
  Net gains or losses on securities
   (both realized and unrealized)                   (4.21)        (3.76)       (3.95)       6.27       6.44       5.17
                                                  -------       -------      -------     -------   --------    -------
    Total from investment operations                (4.19)        (3.74)       (3.95)       6.31       6.53       5.31
                                                  -------       -------      -------     -------   --------    -------
Less distributions:
  Dividends from net investment income                 --            --           --        0.04       0.09         --
  Distributions from capital gains                     --            --         1.88        0.55       1.17         --
                                                  -------       -------      -------     -------   --------    -------
    Total distributions                                --            --         1.88        0.59       1.26         --
                                                  -------       -------      -------     -------   --------    -------
Net asset value, end of period                    $ 18.48       $ 22.67      $ 26.41     $ 32.24   $  26.52    $ 21.25
                                                  =======       =======      =======     =======   ========    =======
Total return                                       (18.48%)(a)   (14.16%)     (11.99%)     23.89%     30.95%     33.33%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    66       $    99      $   143     $   181   $     89    $    51
Ratios to average net assets:#
  Net expenses                                       1.00%         1.01%        1.00%       1.00%      1.00%      1.00%
  Net investment income (loss)                       0.13%         0.09%       (0.01%)      0.13%      0.39%      0.74%
  Expenses without waivers and reimbursements        1.04%         1.05%        1.05%       1.11%      1.18%      1.20%
  Net investment income (loss) without waivers
   and reimbursements                                0.09%         0.05%       (0.06%)      0.02%      0.21%      0.54%
Portfolio turnover rate                                89%           40%~         37%~        11%~       32%        24%

----------
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.
(a) Not annualized.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001 the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                               DISCIPLINED EQUITY FUND
                                                  -----------------------------------------------
                                                         CLASS A                    CLASS B
                                                  ---------------------      --------------------
                                                  1/1/02        9/28/01*     1/1/02       9/28/01*
                                                  THROUGH       THROUGH      THROUGH      THROUGH
                                                  6/30/02      12/31/01^     6/30/02      12/31/01^
                                                  -------      ---------     -------     ---------
Per share operating performance
Net asset value, beginning of period              $ 14.17       $ 12.85      $ 14.18      $ 12.85
                                                  -------       -------      -------      -------
Income from investment operations:
  Net investment income (loss)                       0.03@        0.01@           --@          --@
  Net gains or losses on securities
   (both realized and unrealized)                   (2.23)         1.39        (2.23)        1.40
                                                  -------       -------      -------      -------
    Total from investment operations                (2.20)         1.40        (2.23)        1.40
                                                  -------       -------      -------      -------
Less distributions:
  Dividends from net investment income               0.03          0.08         0.02         0.07
  Distributions from capital gains                     --            --           --           --
                                                  -------       -------      -------      -------
    Total distributions                              0.03          0.08         0.02         0.07
                                                  -------       -------      -------      -------
Net asset value, end of period                    $ 11.94       $ 14.17      $ 11.93      $ 14.18
                                                  =======       =======      =======      =======

Total return(1)                                    (15.57%)(a)    10.93%(a)   (15.77%)(a)   10.86%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     2       $     2      $    --+     $    --+
   Ratios to average net assets:#
  Net expenses                                       0.95%         0.95%        1.45%        1.45%
  Net investment income (loss)                       0.41%         0.42%       (0.07%)      (0.12%)
  Expenses without waivers and
   reimbursements                                    2.53%        11.02%!!      2.56%       11.52%!!
  Net investment income (loss) without
   waivers and reimbursements                       (1.17%)       (9.65%)!!    (1.18%)     (10.19%)!!
  Portfolio turnover rate ~                            28%           33%          28%          33%

                                                                          DISCIPLINED EQUITY FUND
                                            -----------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS
                                            -----------------------------------------------------------------------------------
                                             1/1/02        6/1/01                        YEAR ENDED                      1/3/97**
                                            THROUGH        THROUGH      -------------------------------------------     THROUGH
                                            6/30/02        12/31/01^    5/31/01     5/31/00     5/31/99     5/31/98     5/31/97
                                            --------       ---------    -------     -------     -------     -------     -------
Per share operating performance
Net asset value, beginning of period        $  14.19       $ 15.65      $ 17.54     $ 17.57     $ 14.96     $ 11.47     $ 10.00
                                            --------       -------      -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                  0.06@         0.07@        0.14        0.17        0.17        0.12        0.04
  Net gains or losses on securities
   (both realized and unrealized)              (2.24)        (1.44)       (1.89)       0.81        3.18        3.62        1.43
                                            --------       -------      -------     -------     -------     -------     -------
    Total from investment operations           (2.18)        (1.37)       (1.75)       0.98        3.35        3.74        1.47
                                            --------       -------      -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment income          0.05          0.09         0.14        0.18        0.15        0.12          --
  Distributions from capital gains                --            --           --        0.83        0.59        0.13          --
                                            --------       -------      -------     -------     -------     -------     -------
    Total distributions                         0.05          0.09         0.14        1.01        0.74        0.25          --
                                            --------       -------      -------     -------     -------     -------     -------
Net asset value, end of period              $  11.96       $ 14.19      $ 15.65     $ 17.54     $ 17.57     $ 14.96     $ 11.47
                                            ========       =======      =======     =======     =======     =======     =======

Total return(1)                               (15.36%)(a)    (8.73%)(a)   (9.99%)      5.54%      23.07%      32.98%      14.70%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)      $    941       $ 1,162      $ 1,210     $ 1,476     $ 1,008     $   296     $    50
   Ratios to average net assets:#
  Net expenses                                  0.45%         0.45%        0.45%       0.45%       0.45%       0.45%       0.45%
  Net investment income (loss)                  0.90%         0.86%        0.85%       1.04%       1.14%       1.27%       1.58%
  Expenses without waivers and
   reimbursements                               0.63%         0.60%        0.55%       0.55%       0.60%       0.72%       1.34%
  Net investment income (loss) without
   waivers and reimbursements                   0.72%         0.71%        0.75%       0.94%       0.99%       1.00%       0.69%
  Portfolio turnover rate ~                       28%           33%          72%         56%         51%         61%         20%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
*   Commencement of offering of class of shares.
**  Commencement of operations.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
+   Amount rounds to less than one million.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

                       See notes to financial statements.

                                                                            DISCIPLINED EQUITY FUND
                                                  ---------------------------------------------------------------------------
                                                                               SELECT CLASS+
                                                  ---------------------------------------------------------------------------
                                                   1/1/02        6/1/01                  YEAR ENDED                  12/31/97*
                                                  THROUGH       THROUGH      ----------------------------------       THROUGH
                                                  6/30/02      12/31/01^     5/31/01      5/31/00      5/31/99        5/31/98
                                                  -------      --------      -------      -------      -------        -------
Per share operating performance
Net asset value, beginning of period              $ 14.19       $ 15.70      $ 17.85      $ 17.42      $  14.30       $ 12.41
                                                  -------       -------      -------      -------      --------       -------
Income from investment operations:
  Net investment income (loss)                       0.04@         0.05@        0.09         0.12          0.11          0.03
  Net gains or losses on securities
   (both realized and unrealized)                   (2.24)        (1.44)       (1.94)        0.78          3.14          1.88
                                                  -------       -------      -------      -------      --------       -------
    Total from investment operations                (2.20)        (1.39)       (1.85)        0.90          3.25          1.91
                                                  -------       -------      -------      -------      --------       -------
Less distributions:
  Dividends from net investment income               0.03          0.12         0.11         0.12          0.09          0.02
  Distributions from capital gains                     --            --         0.19         0.35          0.04            --
                                                  -------       -------      -------      -------      --------       -------
    Total distributions                              0.03          0.12         0.30         0.47          0.13          0.02
                                                  -------       -------      -------      -------      --------       -------
Net asset value, end of period                    $ 11.96       $ 14.19      $ 15.70      $ 17.85      $  17.42       $ 14.30
                                                  =======       =======      =======      =======      ========       =======
Total return                                       (15.49%)(a)    (8.88%)(a)  (10.43%)       5.19%        22.86%        15.33%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    83       $   132      $   128      $   160      $    121       $    18
Ratios to average net assets:#
  Net expenses                                       0.72%         0.72%        0.77%        0.75%         0.75%         0.75%
  Net investment income (loss)                       0.61%         0.56%        0.53%        0.76%         0.89%         1.00%
  Expenses without waivers and reimbursements        0.80%         0.77%        0.77%        0.78%         0.86%         3.28%
  Net investment income (loss) without
   waivers and reimbursements                        0.53%         0.51%        0.53%        0.73%         0.78%        (1.53%)
Portfolio turnover rate ~                              28%           33%          72%          56%           51%           61%

                                                    DISCIPLINED EQUITY
                                                        VALUE FUND
                                                  ---------------------
                                                   INSTITUTIONAL CLASS
                                                  ---------------------
                                                   1/1/02       9/28/01**
                                                  THROUGH       THROUGH
                                                  6/30/02       12/31/01
                                                  -------      ---------
Per share operating performance
Net asset value, beginning of period              $ 16.12       $ 15.00
                                                  -------       -------
Income from investment operations:
  Net investment income (loss)                       0.12          0.06@
  Net gains or losses on securities
   (both realized and unrealized)                   (1.26)         1.08
                                                  -------       -------
    Total from investment operations                (1.14)         1.14
                                                  -------       -------
Less distributions:
  Dividends from net investment income               0.11          0.02
  Distributions from capital gains                   0.04            --
                                                  -------       -------
    Total distributions                              0.15          0.02
                                                  -------       -------
Net asset value, end of period                    $ 14.83       $ 16.12
                                                  =======       =======
Total return                                        (7.13%)(a)     7.61%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    39       $    27
Ratios to average net assets:#
  Net expenses                                       0.45%         0.44%
  Net investment income (loss)                       1.48%         1.50%
  Expenses without waivers and reimbursements        1.35%         0.99%
  Net investment income (loss) without
   waivers and reimbursements                        0.58%         0.95%
Portfolio turnover rate ~                              26%           22%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorginization as described in
    Note 2. Prior periods have been restated to reflect the split.
*   Commencement of offering of class of shares.
**  Commencement of operations.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

                       See notes to financial statements.

                                                                                   DIVERSIFIED FUND
                                                  --------------------------------------------------------------------------------
                                                                                 INSTITUTIONAL CLASS
                                                  --------------------------------------------------------------------------------
                                                   1/1/02        7/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH      -----------------------------------------------------
                                                  6/30/02      12/31/01^     6/30/01    6/30/00    6/30/99      6/30/98    6/30/97
                                                  -------      ---------     -------    -------    --------     -------    -------
Per share operating performance
Net asset value, beginning of period              $ 12.65       $ 13.20      $ 14.93    $ 14.69    $  14.18     $ 13.39    $ 12.02
                                                  -------       -------      -------    -------    --------     -------    -------
Income from investment operations:
  Net investment income (loss)                       0.13@         0.14@        0.39       0.38        0.38        0.39       0.37
  Net gains or losses on securities
   (both realized and unrealized)                   (1.15)        (0.50)       (1.38)      0.61        1.44        1.89       1.96
                                                  -------       -------      -------    -------    --------     -------    -------
    Total from investment operations                (1.02)        (0.36)       (0.99)      0.99        1.82        2.28       2.33
                                                  -------       -------      -------    -------    --------     -------    -------
Less distributions:
  Dividends from net investment income               0.06          0.19         0.38       0.27        0.39        0.59       0.36
  Distributions from capital gains                     --            --         0.36       0.48        0.92        0.90       0.60
                                                  -------       -------      -------    -------    --------     -------    -------
    Total distributions                              0.06          0.19         0.74       0.75        1.31        1.49       0.96
                                                  -------       -------      -------    -------    --------     -------    -------
Net asset value, end of period                    $ 11.57       $ 12.65      $ 13.20    $ 14.93    $  14.69     $ 14.18    $ 13.39
                                                  =======       =======      =======    =======    ========     =======    =======
Total return                                        (7.61%)(a)    (2.71%)(a)   (6.69%)     6.88%      13.77%      18.42%     20.72%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   305       $   505      $   582    $   622    $    609     $   332    $   237
Ratios to average net assets:#
  Net expenses                                       0.65%         0.65%        0.65%      0.65%       0.65%       0.65%      0.65%
  Net investment income (loss)                       2.08%         2.21%        2.75%      2.48%       2.55%       3.12%      3.34%
  Expenses without waivers, reimbursements
   and earnings credits                              0.88%         0.87%        0.83%      0.80%       0.84%       0.88%      0.98%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits      1.85%         1.99%        2.57%      2.33%       2.36%       2.89%      3.01%
Portfolio turnover rate ~                             106%          107%         185%       217%        144%         82%       100%

----------
^   The Fund changed its fiscal year end from June 30 to December 31.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                       See notes to financial statements.

                                                                                 DIVERSIFIED FUND
                                                  --------------------------------------------------------------------------------
                                                                                   SELECT CLASS+
                                                  --------------------------------------------------------------------------------
                                                  1/1/02        7/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH      -----------------------------------------------------
                                                  6/30/02      12/31/01^     6/30/01    6/30/00    6/30/99      6/30/98    6/30/97
                                                  -------      ---------     -------    -------    --------     -------    -------
Per share operating performance
Net asset value, beginning of period              $ 12.65       $ 13.36      $ 15.15    $ 14.92    $  13.74     $ 12.67    $ 11.15
                                                  -------       -------      -------    -------    --------     -------    -------
Income from investment operations:
  Net investment income (loss)                       0.11@         0.13@        0.35       0.33        0.31        0.30       0.34
  Net gains or losses on securities
   (both realized and unrealized)                   (1.08)        (0.52)       (1.41)      0.63        1.47        1.85       1.83
                                                  -------       -------      -------    -------    --------     -------    -------
    Total from investment operations                (0.97)        (0.39)       (1.06)      0.96        1.78        2.15       2.17
                                                  -------       -------      -------    -------    --------     -------    -------
Less distributions:
  Dividends from net investment income               0.11          0.32         0.35       0.24        0.33        0.48       0.29
  Distributions from capital gains                     --            --         0.38       0.49        0.27        0.60       0.36
                                                  -------       -------      -------    -------    --------     -------    -------
    Total distributions                              0.11          0.32         0.73       0.73        0.60        1.08       0.65
                                                  -------       -------      -------    -------    --------     -------    -------
  Net asset value, end of period                  $ 11.57       $ 12.65      $ 13.36    $ 15.15    $  14.92     $ 13.74    $ 12.67
                                                  =======       =======      =======    =======    ========     =======    =======
Total return                                        (7.73%)(a)    (2.90%)(a)   (7.01%)     6.61%      13.35%      18.06%     20.52%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   291       $   343      $   360    $   359    $    266     $   227    $    70
Ratios to average net assets:#
  Net expenses                                       0.91%         0.93%        0.98%      0.96%       0.98%       0.98%      0.98%
  Net investment income (loss)                       1.82%         1.96%        2.42%      2.19%       2.22%       2.81%      3.00%
  Expenses without waivers, reimbursements
   and earnings credits                              1.04%         1.03%        1.01%      0.98%       1.01%       1.07%      1.25%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits               1.69%         1.86%        2.39%      2.17%       2.19%       2.72%      2.73%
Portfolio turnover rate ~                             106%          107%         185%       217%        144%         82%       100%

----------
^   The Fund changed its fiscal year end from June 30 to December 31.
+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in
    Note 2. Prior periods have been restated to reflect the split.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                       See notes to financial statements.

                                                                                 DYNAMIC SMALL CAP FUND
                                                  -------------------------------------------------------------------------------
                                                                                       CLASS A
                                                  -------------------------------------------------------------------------------
                                                  1/1/02       11/1/01                       YEAR ENDED                  5/19/97*
                                                  THROUGH      THROUGH     ------------------------------------------    THROUGH
                                                  6/30/02     12/31/01^    10/31/01   10/31/00    10/31/99   10/31/98    10/31/97
                                                  -------     ---------    --------   --------    --------   --------    --------
Per share operating performance
Net asset value, beginning of period              $ 15.72      $ 14.21      $ 24.54    $ 15.98    $  12.79    $ 13.85    $ 10.00
                                                  -------      -------      -------    -------    --------    -------    -------
Income from investment operations:
  Net investment income (loss)                      (0.10)@      (0.03)       (0.24)     (0.22)@     (0.15)     (0.09)     (0.04)
  Net gains or losses on securities
   (both realized and unrealized)                   (1.15)        1.54        (6.71)      8.78        3.34      (0.97)      3.89
                                                  -------      -------      -------    -------    --------    -------    -------
    Total from investment operations                (1.25)        1.51        (6.95)      8.56        3.19      (1.06)      3.85
                                                  -------      -------      -------    -------    --------    -------    -------
Less distributions:
  Distributions from capital gains                     --           --         3.38         --          --         --         --
                                                  -------      -------      -------    -------    --------    -------    -------
Net asset value, end of period                    $ 14.47      $ 15.72      $ 14.21    $ 24.54    $  15.98    $ 12.79    $ 13.85
                                                  =======      =======      =======    =======    ========    =======    =======
Total return(1)                                     (7.95%)(a)   10.63%(a)   (30.60%)    53.57%      24.94%     (7.65%)    38.50%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    97      $   125      $   120    $   154    $     78    $    62    $    43
Ratios to average net assets:#
  Net expenses                                       1.50%        1.50%        1.50%      1.50%       1.49%      1.50%      1.49%
  Net investment income (loss)                      (1.25%)      (1.21%)      (1.13%)    (0.99%)     (0.95%)    (0.91%)    (1.16%)
  Expenses without waivers, reimbursements and
   earnings credits                                  1.65%        1.63%        1.64%      1.76%       1.89%      1.83%      2.38%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits     (1.40%)      (1.34%)      (1.27%)    (1.25%)     (1.35%)    (1.24%)    (2.05%)
Portfolio turnover rate                                23%           8%          57%        87%         92%        68%         7%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                 DYNAMIC SMALL CAP FUND
                                                  ------------------------------------------------------------------------------
                                                                                       CLASS B
                                                  ------------------------------------------------------------------------------
                                                  1/1/02       11/1/01                      YEAR ENDED                   5/19/97*
                                                  THROUGH      THROUGH     -----------------------------------------     THROUGH
                                                  6/30/02     12/31/01^    10/31/01   10/31/00    10/31/99  10/31/98    10/31/97
                                                  -------     ---------    --------   --------    --------  --------    --------
Per share operating performance
Net asset value, beginning of period              $ 15.16      $  13.72     $  23.96   $ 15.71    $  12.67   $ 13.81    $  10.00
                                                  -------      --------     --------   -------    --------   -------    --------
Income from investment operations:
  Net investment income (loss)                      (0.14)@       (0.04)       (0.23)    (0.40)@     (0.27)    (0.17)      (0.06)
  Net gains or losses on securities
   (both realized and unrealized)                   (1.11)         1.48        (6.63)     8.65        3.31     (0.97)       3.87
                                                  -------      --------     --------   -------    --------   -------    --------
    Total from investment operations                (1.25)         1.44        (6.86)     8.25        3.04     (1.14)       3.81
                                                  -------      --------     --------   -------    --------   -------    --------
Less distributions:
  Distributions from capital gains                     --            --         3.38        --          --        --          --
                                                  -------      --------     --------   -------    --------   -------    --------
Net asset value, end of period                    $ 13.91      $  15.16     $  13.72   $ 23.96    $  15.71   $ 12.67    $  13.81
                                                  =======      ========     ========   =======    ========   =======    ========
Total return(1)                                     (8.25%)(a)    10.50%(a)   (31.02%)   52.51%      23.99%    (8.25%)     38.10%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    63      $     72     $     67   $   110    $     66   $    57    $     38
Ratios to average net assets:#
  Net expenses                                       2.12%         2.12%        2.13%     2.20%       2.23%     2.24%       2.24%
  Net investment income (loss)                      (1.87%)       (1.83%)      (1.75%)   (1.69%)     (1.69%)   (1.65%)     (1.93%)
  Expenses without waivers, reimbursements
   and earnings credits                              2.15%         2.12%        2.14%     2.26%       2.39%     2.33%       2.88%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits     (1.90%)       (1.83%)      (1.76%)   (1.75%)     (1.85%)   (1.74%)     (2.57%)
Portfolio turnover rate                                23%            8%          57%       87%         92%       68%          7%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
(1) Total return figures do not include the effect of any deferred sales load.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                              DYNAMIC SMALL CAP FUND
                                                  --------------------------------------------------------------------
                                                                                    CLASS C
                                                  --------------------------------------------------------------------
                                                  1/1/02       11/1/01                  YEAR ENDED            1/7/98**
                                                  THROUGH      THROUGH      ------------------------------    THROUGH
                                                  6/30/02      12/31/01^    10/31/01   10/31/00   10/31/99    10/31/98
                                                  -------      ---------    --------   --------   --------    --------
Per share operating performance
Net asset value, beginning of period              $ 15.13      $  13.70     $  23.93   $ 15.69    $  12.66    $ 13.17
                                                  -------      --------     --------   -------    --------    -------
Income from investment operations:
  Net investment income (loss)                      (0.14)@       (0.04)       (0.23)    (0.35)@     (0.26)     (0.08)
  Net gains or losses on securities
  (both realized and unrealized)                    (1.10)         1.47        (6.62)     8.59        3.29      (0.43)
                                                  -------      --------     --------   -------    --------    -------
    Total from investment operations                (1.24)         1.43        (6.85)     8.24        3.03      (0.51)
                                                  -------      --------     --------   -------    --------    -------
Less distributions:
  Distributions from capital gains                     --            --         3.38        --          --         --
                                                  -------      --------     --------   -------    --------    -------
Net asset value, end of period                    $ 13.89      $  15.13     $  13.70   $ 23.93    $  15.69    $ 12.66
                                                  =======      ========     ========   =======    ========    =======
Total return(1)                                     (8.20%)(a)    10.44%(a)   (31.02%)   52.52%      23.93%     (3.87%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    11      $     11     $     10   $    14    $      6    $     5
Ratios to average net assets:#
  Net expenses                                       2.12%         2.12%        2.13%     2.20%       2.23%      2.24%
  Net investment income (loss)                      (1.87%)       (1.83%)      (1.76%)   (1.69%)     (1.69%)    (1.55%)
  Expenses without waivers,
  reimbursements and earnings credits                2.15%         2.12%        2.14%     2.26%       2.39%      2.29%
  Net investment income (loss) without
  waivers, reimbursements and
  earnings credits                                  (1.90%)       (1.83%)      (1.77%)   (1.75%)     (1.85%)    (1.60%)
Portfolio turnover rate                                23%            8%          57%       87%         92%        68%

                                                                        DYNAMIC SMALL CAP FUND
                                                  -------------------------------------------------------------
                                                                              SELECT CLASS
                                                  -------------------------------------------------------------
                                                  1/1/02       11/1/01             YEAR ENDED           4/15/99**
                                                  THROUGH      THROUGH      ----------------------      THROUGH
                                                  6/30/02      12/31/01^    10/31/01      10/31/00     10/31/99
                                                  -------      --------     --------      --------     --------
Per share operating performance
Net asset value, beginning of period              $ 15.89      $  14.37     $  24.65      $ 15.98      $  14.11
                                                  -------      --------     --------      -------      --------
Income from investment operations:
  Net investment income (loss)                      (0.07)@       (0.02)       (0.21)       (0.13)@       (0.05)
  Net gains or losses on securities
  (both realized and unrealized)                    (1.16)         1.54        (6.69)        8.80          1.92
                                                  -------      --------     --------      -------      --------
    Total from investment operations                (1.23)         1.52        (6.90)        8.67          1.87
                                                  -------      --------     --------      -------      --------
Less distributions:
  Distributions from capital gains                     --            --         3.38           --            --
                                                  -------      --------     --------      -------      --------
Net asset value, end of period                    $ 14.66      $  15.89     $  14.37      $ 24.65      $  15.98
                                                  =======      ========     ========      =======      ========
Total return(1)                                     (7.74%)(a)    10.58%(a)   (30.20%)      54.26%        13.25%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    10      $      8     $     --+     $    --+     $     --+
Ratios to average net assets:#
  Net expenses                                       1.10%         1.10%        1.12%        1.10%         1.91%
  Net investment income (loss)                      (0.85%)       (0.82%)      (0.76%)      (0.59%)       (0.96%)
  Expenses without waivers,
  reimbursements and earnings credits                1.20%        10.33%!!     12.21%!!     15.48%!!      34.70%!!
  Net investment income (loss) without
  waivers, reimbursements and
  earnings credits                                  (0.95%)      (10.05%)!!   (11.86%)!!   (14.97%)!!    (33.75%)!!
Portfolio turnover rate                                23%            8%          57%          87%           92%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
**  Commencement of offering class of shares..
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
+   Amounts round to less than one million.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                        EQUITY GROWTH FUND
                                                  --------------------------------------------------------
                                                                             CLASS A
                                                  --------------------------------------------------------
                                                  1/1/02                   YEAR ENDED              8/13/98*
                                                  THROUGH      -------------------------------     THROUGH
                                                  6/30/02      12/31/01     12/31/00   12/31/99   12/31/98
                                                  -------      --------     --------   --------   --------
Per share operating performance
Net asset value, beginning of period              $ 31.87      $  43.12     $  67.85   $ 52.30    $  45.57
                                                  -------      --------     --------   -------    --------
Income from investment operations:
  Net investment income (loss)                      (0.04)@       (0.18)@      (0.42)@   (0.29)@     (0.02)
  Net gains or losses on securities
   (both realized and unrealized)                   (6.74)        (8.03)      (16.14)    16.75        8.53
                                                  -------      --------     --------   -------    --------
    Total from investment operations                (6.78)        (8.21)      (16.56)    16.46        8.51
                                                  -------      --------     --------   -------    --------
Less distributions:
  Distributions from capital gains                     --          3.04         8.17      0.91        1.78
                                                  -------      --------     --------   -------    --------
Net asset value, end of period                    $ 25.09      $  31.87     $  43.12   $ 67.85    $  52.30
                                                  =======      ========     ========   =======    ========
Total return(1)                                    (21.27%)(a)   (19.06%)     (23.85%)   31.54%      18.80%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    21      $     32     $     24   $    15    $      1
Ratios to average net assets:#
  Net expenses                                       1.25%         1.24%        1.24%     1.24%       1.25%
  Net investment income (loss)                      (0.29%)       (0.50%)      (0.65%)   (0.48%)     (0.19%)
  Expenses without waivers and
   reimbursements                                    1.93%         1.58%        1.64%     2.34%       5.88%
  Net investment income (loss) without
    waivers and reimbursements                      (0.97%)       (0.84%)      (1.05%)   (1.58%)     (4.82%)
Portfolio turnover rate                                38%           98%~         58%~      15%~        35%

                                                                EQUITY GROWTH FUND
                                                  ------------------------------------------------
                                                        CLASS B                   CLASS C
                                                  -------------------       ----------------------
                                                   1/1/02     2/16/01*       1/1/02        2/16/01*
                                                  THROUGH     THROUGH       THROUGH        THROUGH
                                                  6/30/02    12/31/01       6/30/02       12/31/01
                                                  -------    --------       -------       --------
Per share operating performance
Net asset value, beginning of period              $ 31.68     $ 41.84       $ 31.64       $ 41.84
                                                  -------     -------       -------       -------
Income from investment operations:
  Net investment income (loss)                      (0.15)@     (0.36)@       (0.15)@       (0.37)@
  Net gains or losses on securities
   (both realized and unrealized)                   (6.68)      (6.76)        (6.67)        (6.79)
                                                  -------     -------       -------       -------
    Total from investment operations                (6.83)      (7.12)        (6.82)        (7.16)
                                                  -------     -------       -------       -------
Less distributions:
  Distributions from capital gains                     --        3.04            --          3.04
                                                  -------     -------       -------       -------
Net asset value, end of period                    $ 24.85     $ 31.68       $ 24.82       $ 31.64
                                                  =======     =======       =======       =======
Total return(1)                                    (21.56%)(a) (17.07%)(a)   (21.55%)(a)   (17.17%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    11     $    15       $     1       $     2
Ratios to average net assets:#
  Net expenses                                       1.98%       1.99%         1.98%         1.99%
  Net investment income (loss)                      (1.02%)     (1.24%)       (1.02%)       (1.25%)
  Expenses without waivers and
   reimbursements                                    2.43%       2.10%         2.43%         2.10%
  Net investment income (loss) without
    waivers and reimbursements                      (1.47%)     (1.35%)       (1.47%)       (1.36%)
Portfolio turnover rate                                38%         98%           38%           98%

----------
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                                             EQUITY GROWTH FUND
                                                  ---------------------------------------------------------------------
                                                                                SELECT CLASS
                                                  ---------------------------------------------------------------------
                                                   1/1/02                            YEAR ENDED
                                                  THROUGH      --------------------------------------------------------
                                                  6/30/02      12/31/01     12/31/00   12/31/99   12/31/98     12/31/97
                                                  -------      --------     --------   --------   --------     --------
Per share operating performance
Net asset value, beginning of period              $ 32.21      $  43.44     $  68.09   $ 52.36    $  38.36     $ 27.95
                                                  -------      --------     --------   -------    --------     -------
Income from investment operations:
  Net investment income (loss)                      (0.01)@       (0.10)@      (0.26)@   (0.14)@      0.03        0.07
  Net gains or losses on securities
   (both realized and unrealized)                   (6.82)        (8.09)      (16.22)    16.78       15.78       10.34
                                                  -------      --------     --------   -------    --------     -------
    Total from investment operations                (6.83)        (8.19)      (16.48)    16.64       15.81       10.41
                                                  -------      --------     --------   -------    --------     -------
Less distributions:
  Dividends from net investment income                 --            --           --        --        0.03          --
  Distributions from capital gains                     --          3.04         8.17      0.91        1.78          --
                                                  -------      --------     --------   -------    --------     -------
    Total distributions                                --          3.04         8.17      0.91        1.81          --
                                                  -------      --------     --------   -------    --------     -------
Net asset value, end of period                    $ 25.38      $  32.21     $  43.44   $ 68.09    $  52.36     $ 38.36
                                                  =======      ========     ========   =======    ========     =======
Total return                                       (21.20%)(a)   (18.86%)     (23.65%)   31.85%      41.38%      37.20%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    54      $     86     $    179   $   320    $    179     $    74
Ratios to average net assets:#
  Net expenses                                       1.00%         1.00%        1.00%     1.00%       1.00%       1.00%
  Net investment income (loss)                      (0.04%)       (0.28%)      (0.40%)   (0.24%)      0.05%       0.20%
  Expenses without waivers and reimbursements        1.10%         1.05%        1.02%     1.03%       1.09%       1.11%
  Net investment income (loss) without
   waivers and reimbursements                       (0.14%)       (0.33%)      (0.42%)   (0.27%)     (0.04%)      0.09%
Portfolio turnover rate                                38%           98%~         58%~      15%~        35%         35%

----------
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                                        EQUITY INCOME FUND
                                                  --------------------------------------------------------
                                                                            CLASS A
                                                  --------------------------------------------------------
                                                  1/1/02                   YEAR ENDED             8/24/98*
                                                  THROUGH      -------------------------------    THROUGH
                                                  6/30/02      12/31/01     12/31/00  12/31/99    12/31/98
                                                  -------      --------     --------  --------    --------
Per share operating performance
Net asset value, beginning of period              $ 30.57      $  35.35     $  49.83   $ 46.23    $  40.49
                                                  -------      --------     --------   -------    --------
Income from investment operations:
  Net investment income (loss)                       0.10@         0.10@        0.17@     0.20@       0.06
  Net gains or losses on securities
   (both realized and unrealized)                   (3.44)        (4.62)       (2.66)     5.63        5.89
                                                  -------      --------     --------   -------    --------
    Total from investment operations                (3.34)        (4.52)       (2.49)     5.83        5.95
                                                  -------      --------     --------   -------    --------
Less distributions:
  Dividends from net investment income               0.08          0.09         0.18      0.23        0.07
  Distributions from capital gains                   0.57          0.17        11.81      2.00        0.14
                                                  -------      --------     --------   -------    --------
    Total distributions                              0.65          0.26        11.99      2.23        0.21
                                                  -------      --------     --------   -------    --------
Net asset value, end of period                    $ 26.58      $  30.57     $  35.35   $ 49.83    $  46.23
                                                  =======      ========     ========   =======    ========
Total return(1)                                    (10.88%)(a)   (12.76%)      (4.09%)   12.70%      14.70%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    20      $     28     $      5   $     4    $      1
Ratios to average net assets:#
  Net expenses                                       1.25%         1.25%        1.25%     1.24%       1.18%
  Net investment income (loss)                       0.62%         0.30%        0.34%     0.42%       0.57%
  Expenses without waivers, reimbursements
    and earnings credits                             1.81%         1.55%        1.94%     3.33%      37.61%
  Net investment income (loss) without
    waivers, reimbursements and earnings credits     0.06%         0.00%       (0.35%)   (1.67%)    (35.86%)
Portfolio turnover rate                                86%            4%          15%       16%          3%

                                                                    EQUITY INCOME FUND
                                                  -----------------------------------------------
                                                         CLASS B                    CLASS C
                                                  --------------------      ---------------------
                                                  1/1/02      2/16/01*      1/1/02       2/16/01*
                                                  THROUGH      THROUGH      THROUGH       THROUGH
                                                  6/30/02     12/31/01      6/30/02      12/31/01
                                                  -------     --------      -------      --------
Per share operating performance
Net asset value, beginning of period              $ 30.54      $ 34.41      $ 30.53       $ 34.41
                                                  -------      -------      -------       -------
Income from investment operations:
  Net investment income (loss)                       0.02@       (0.06)@       0.02@        (0.05)@
  Net gains or losses on securities
   (both realized and unrealized)                   (3.43)       (3.64)       (3.42)        (3.66)
                                                  -------      -------      -------       -------
    Total from investment operations                (3.41)       (3.70)       (3.40)        (3.71)
                                                  -------      -------      -------       -------
Less distributions:
  Dividends from net investment income               0.03           --         0.03            --
  Distributions from capital gains                   0.57         0.17         0.57          0.17
                                                  -------      -------      -------       -------
    Total distributions                              0.60         0.17         0.60          0.17
                                                  -------      -------      -------       -------
Net asset value, end of period                    $ 26.53      $ 30.54      $ 26.53       $ 30.53
                                                  =======      =======      =======       =======
Total return(1)                                    (11.13%)(a)  (10.74%)(a)  (11.10%)(a)   (10.76%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    11      $    14      $     3       $     4
Ratios to average net assets:#
  Net expenses                                       1.75%        1.75%        1.75%         1.75%
  Net investment income (loss)                       0.12%       (0.20%)       0.12%        (0.20%)
  Expenses without waivers, reimbursements
    and earnings credits                             2.31%        2.06%        2.31%         2.06%
  Net investment income (loss) without
    waivers, reimbursements and earnings credits    (0.44%)      (0.51%)      (0.44%)       (0.51%)
Portfolio turnover rate                                86%           4%          86%            4%

----------
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                           EQUITY INCOME FUND
                                                  --------------------------------------------------------------------
                                                                             SELECT CLASS
                                                  --------------------------------------------------------------------
                                                  1/1/02                            YEAR ENDED
                                                  THROUGH      -------------------------------------------------------
                                                  6/30/02      12/31/01     12/31/00   12/31/99   12/31/98    12/31/97
                                                  -------      --------     --------   --------   --------    --------
Per share operating performance
Net asset value, beginning of period              $ 30.57      $  35.33     $  49.80   $ 46.14    $  36.97     $ 28.21
                                                  -------      --------     --------   -------    --------     -------
Income from investment operations:
  Net investment income (loss)                       0.15@         0.22@        0.29@     0.32@       0.33        0.40
  Net gains or losses on securities
   (both realized and unrealized)                   (3.44)        (4.62)       (2.66)     5.65        9.32        8.36
                                                  -------      --------     --------   -------    --------     -------
    Total from investment operations                (3.29)        (4.40)       (2.37)     5.97        9.65        8.76
                                                  -------      --------     --------   -------    --------     -------
Less distributions:
  Dividends from net investment income               0.12          0.19         0.29      0.31        0.34          --
  Distributions from capital gains                   0.57          0.17        11.81      2.00        0.14          --
                                                  -------      --------     --------   -------    --------     -------
    Total distributions                              0.69          0.36        12.10      2.31        0.48          --
                                                  -------      --------     --------   -------    --------     -------
Net asset value, end of period                    $ 26.59      $  30.57     $  35.33   $ 49.80    $  46.14     $ 36.97
                                                  =======      ========     ========   =======    ========     =======
Total return                                       (10.73%)(a)   (12.43%)      (3.85%)   13.06%      26.20%      31.50%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    52      $     68     $     97   $   170    $    128     $    75
Ratios to average net assets:#
  Net expenses                                       0.90%         0.92%        1.00%     1.00%       1.00%       1.00%
  Net investment income (loss)                       0.97%         0.69%        0.59%     0.66%       0.82%       1.67%
  Expenses without waivers, reimbursements
   and earnings credits                              1.01%         0.98%        1.03%     1.09%       1.10%       1.11%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits      0.86%         0.63%        0.56%     0.57%       0.72%       1.56%
Portfolio turnover rate                                86%            4%          15%       16%          3%         14%

----------
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                 GROWTH AND INCOME FUND
                                                  ---------------------------------------------------------------------------------
                                                                                         CLASS A
                                                  ---------------------------------------------------------------------------------
                                                  1/1/02       11/1/01                            YEAR ENDED
                                                  THROUGH      THROUGH      -------------------------------------------------------
                                                  6/30/02      12/31/01^    10/31/01  10/31/00    10/31/99    10/31/98     10/31/97
                                                  -------      ---------    --------  --------    --------    --------     --------
Per share operating performance
Net asset value, beginning of period              $ 28.83      $  26.95     $  40.71   $ 43.65    $  43.24     $ 46.21      $ 39.21
                                                  -------      --------     --------   -------    --------     -------      -------
Income from investment operations:
  Net investment income (loss)                       0.10@         0.03         0.19      0.09@       0.18@       0.19@        0.35
  Net gains or losses on securities
   (both realized and unrealized)                   (2.36)         1.88        (8.04)     3.31        5.07        3.59        10.18
                                                  -------      --------     --------   -------    --------     -------      -------
    Total from investment operations                (2.26)         1.91        (7.85)     3.40        5.25        3.78        10.53
                                                  -------      --------     --------   -------    --------     -------      -------
Less distributions:
  Dividends from net investment income               0.10          0.03         0.21      0.03        0.17        0.19         0.38
  Distributions from capital gains                   0.21            --         5.70      6.31        4.67        6.56         3.15
                                                  -------      --------     --------   -------    --------     -------      -------
    Total distributions                              0.31          0.03         5.91      6.34        4.84        6.75         3.53
                                                  -------      --------     --------   -------    --------     -------      -------
Net asset value, end of period                    $ 26.26      $  28.83     $  26.95   $ 40.71    $  43.65     $ 43.24      $ 46.21
                                                  =======      ========     ========   =======    ========     =======      =======
Total return(1)                                     (7.86%)(a)     7.09%(a)   (21.50%)    8.88%      12.82%       9.09%       28.84%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   751      $    876     $    833   $ 1,131    $  1,385     $ 1,499      $ 1,497
Ratios to average net assets:#
  Net expenses                                       1.30%         1.30%        1.30%     1.30%       1.26%       1.25%        1.27%
  Net investment income (loss)                       0.72%         0.62%        0.59%     0.23%       0.41%       0.44%        0.82%
  Expenses without waivers and reimbursements        1.39%         1.30%        1.32%     1.30%       1.26%       1.25%        1.27%
  Net investment income (loss) without
   waivers and reimbursements                        0.63%         0.62%        0.57%     0.23%       0.41%       0.44%        0.82%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                GROWTH AND INCOME FUND
                                                  ---------------------------------------------------------------------------------
                                                                                         CLASS B
                                                  ---------------------------------------------------------------------------------
                                                   1/1/02      11/1/01                            YEAR ENDED
                                                  THROUGH      THROUGH      -------------------------------------------------------
                                                  6/30/02      12/31/01^    10/31/01  10/31/00    10/31/99    10/31/98     10/31/97
                                                  -------      --------     --------  --------    --------    --------     --------
Per share operating performance
Net asset value, beginning of period              $ 28.32      $  26.48     $  40.09   $ 43.25    $  42.92     $ 45.96      $ 39.02
                                                  -------      --------     --------   -------    --------     -------      -------
Income from investment operations:
  Net investment income (loss)                       0.03@         0.01         0.02     (0.11)@     (0.04)@     (0.02)@       0.13@
  Net gains or losses on securities
   (both realized and unrealized)                   (2.31)         1.83        (7.89)     3.26        5.04        3.54        10.13
                                                  -------      --------     --------   -------    --------     -------      -------
    Total from investment operations                (2.28)         1.84        (7.87)     3.15        5.00        3.52        10.26
                                                  -------      --------     --------   -------    --------     -------      -------
Less distributions:
  Dividends from net investment income               0.02            --         0.04        --          --          --         0.17
  Distributions from capital gains                   0.21            --         5.70      6.31        4.67        6.56         3.15
                                                  -------      --------     --------   -------    --------     -------      -------
    Total distributions                              0.23            --         5.74      6.31        4.67        6.56         3.32
                                                  -------      --------     --------   -------    --------     -------      -------
Net asset value, end of period                    $ 25.81      $  28.32     $  26.48   $ 40.09    $  43.25     $ 42.92      $ 45.96
                                                  =======      ========     ========   =======    ========     =======      =======
Total return(1)                                     (8.05%)(a)     6.95%(a)   (21.90%)    8.32%      12.29%       8.52%       28.20%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   126      $    180     $    185   $   409    $    528     $   542      $   489
Ratios to average net assets:#
  Net expenses                                       1.80%         1.80%        1.80%     1.80%       1.76%       1.75%        1.77%
  Net investment income (loss)                       0.22%         0.12%        0.10%    (0.27%)     (0.09%)     (0.06%)       0.31%
  Expenses without waivers and reimbursements        1.97%         1.80%        1.82%     1.80%       1.76%       1.75%        1.77%
  Net investment income (loss) without
   waivers and reimbursements                        0.05%         0.12%        0.08%    (0.27%)     (0.09%)     (0.06%)       0.31%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                           GROWTH AND INCOME FUND
                                                  --------------------------------------------------------------------
                                                                                 CLASS C
                                                  --------------------------------------------------------------------
                                                  1/1/02       11/1/01               YEAR ENDED               1/2/98*
                                                  THROUGH      THROUGH      ------------------------------    THROUGH
                                                  6/30/02      12/31/01^    10/31/01  10/31/00    10/31/99    10/31/98
                                                  -------      ---------    --------  --------    --------    --------
Per share operating performance
Net asset value, beginning of period              $ 27.47      $  25.68     $  39.10   $ 42.34    $  42.13     $ 41.64
                                                  -------      --------     --------   -------    --------     -------
Income from investment operations:
  Net investment income (loss)                       0.03@         0.01         0.05     (0.11)@     (0.03)@     (0.02)@
  Net gains or losses on securities
   (both realized and unrealized)                   (2.26)         1.78        (7.70)     3.18        4.94        0.68
                                                  -------      --------     --------   -------    --------     -------
    Total from investment operations                (2.23)         1.79        (7.65)     3.07        4.91        0.66
                                                  -------      --------     --------   -------    --------     -------
Less distributions:
  Dividends from net investment income               0.03            --         0.07        --        0.03        0.09
  Distributions from capital gains                   0.21            --         5.70      6.31        4.67        0.08
                                                  -------      --------     --------   -------    --------     -------
    Total distributions                              0.24            --         5.77      6.31        4.70        0.17
                                                  -------      --------     --------   -------    --------     -------
Net asset value, end of period                    $ 25.00      $  27.47     $  25.68   $ 39.10    $  42.34     $ 42.13
                                                  =======      ========     ========   =======    ========     =======
Total return(1)                                     (8.11%)(a)     6.97%(a)   (21.89%)    8.31%      12.29%       1.55%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     6      $      7     $      7   $     9    $     10     $     5
Ratios to average net assets:#
  Net expenses                                       1.80%         1.80%        1.80%     1.80%       1.76%       1.72%
  Net investment income (loss)                       0.22%         0.12%        0.09%    (0.27%)     (0.07%)     (0.05%)
  Expenses without waivers and reimbursements        1.93%         1.80%        1.82%     1.80%       1.76%       1.72%
  Net investment income (loss) without
   waivers and reimbursements                        0.09%         0.12%        0.07%    (0.27%)     (0.07%)     (0.05%)

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                              GROWTH AND INCOME FUND
                                                  ---------------------------------------------------------------------------------
                                                                                   SELECT CLASS
                                                  ---------------------------------------------------------------------------------
                                                  1/1/02       11/1/01                              YEAR ENDED
                                                  THROUGH      THROUGH      -------------------------------------------------------
                                                  6/30/02     12/31/01^     10/31/01  10/31/00    10/31/99    10/31/98     10/31/97
                                                  -------     ---------     --------  --------    --------    --------     --------
Per share operating performance
Net asset value, beginning of period              $ 29.64      $  27.72     $  40.99   $ 43.89    $  43.43     $ 46.35      $ 39.26
                                                  -------      --------     --------   -------    --------     -------      -------
Income from investment operations:
  Net investment income (loss)                       0.16@         0.05         0.14      0.26@       0.35@       0.43@        0.52@
  Net gains or losses on securities
   (both realized and unrealized)                   (2.43)         1.93        (7.53)     3.33        5.12        3.50        10.20
                                                  -------      --------     --------   -------    --------     -------      -------
    Total from investment operations                (2.27)         1.98        (7.39)     3.59        5.47        3.93        10.72
                                                  -------      --------     --------   -------    --------     -------      -------
Less distributions:
  Dividends from net investment income               0.16          0.06         0.18      0.18        0.34        0.29         0.48
  Distributions from capital gains                   0.21            --         5.70      6.31        4.67        6.56         3.15
                                                  -------      --------     --------   -------    --------     -------      -------
   Total distributions                               0.37          0.06         5.88      6.49        5.01        6.85         3.63
                                                  -------      --------     --------   -------    --------     -------      -------
Net asset value, end of period                    $ 27.00      $  29.64     $  27.72   $ 40.99    $  43.89     $ 43.43      $ 46.35
                                                  =======      ========     ========   =======    ========     =======      =======
Total return                                        (7.69%)(a)     7.13%(a)   (20.01%)    9.34%      13.30%       9.44%       29.37%
Ratios/supplemental data:
  Net assets, end of period (millions)            $     3      $      3     $      3   $     5    $     15     $    24      $   522
Ratios to average net assets:#
  Net expenses                                       0.90%         0.90%        0.89%     0.89%       0.85%       0.85%        0.86%
  Net investment income (loss)                       1.12%         1.02%        0.93%     0.64%       0.80%       0.95%        1.21%
  Expenses without waivers and reimbursements        1.55%         3.34%        2.07%     0.93%       0.85%       0.85%        0.86%
  Net investment income (loss) without
   waivers and reimbursements                        0.47%        (1.42%)      (0.25%)    0.60%       0.80%       0.95%        1.21%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                 MID CAP GROWTH FUND
                                                  ---------------------------------------------
                                                                      CLASS A
                                                  ---------------------------------------------
                                                   1/1/02       10/1/01         YEAR   10/29/99**
                                                  THROUGH       THROUGH        ENDED    THROUGH
                                                  6/30/02      12/31/01^     9/30/01    9/30/00
                                                  -------     ---------      -------    -------
Per share operating performance
Net asset value, beginning of period              $  5.06      $   4.27     $  12.51    $ 10.00
                                                  -------      --------     --------    -------
Income from investment operations:
  Net investment income (loss)                      (0.04)        (0.01)       (0.02)@    (0.09)
  Net gains or losses on securities
   (both realized and unrealized)                   (0.91)         0.80        (8.06)      2.60
                                                  -------      --------     --------    -------
    Total from investment operations                (0.95)         0.79        (8.08)      2.51
                                                  -------      --------     --------    -------
Less distributions:
  Dividends from net investment income                 --            --           --         --
  Distributions from capital gains                     --            --         0.16         --
                                                  -------      --------     --------    -------
    Total distributions                                --            --         0.16         --
                                                  -------      --------     --------    -------
Net asset value, end of period                    $  4.11      $   5.06     $   4.27    $ 12.51
                                                  =======      ========     ========    =======
Total return(1)                                    (18.77%)(a)    18.50%(a)   (65.10%)    25.12%(a)
Ratios/supplemental data:
    Net assets, end of period (millions)          $    72      $    101     $     94    $    33
Ratios to average net assets:#
  Net expenses                                       1.35%         1.35%        1.30%      1.16%
  Net investment income (loss)                      (1.15%)       (0.84%)      (0.54%)    (0.68%)
  Expenses without waivers and reimbursements        1.50%         1.35%        1.30%      1.20%
  Net investment income (loss) without
   waivers and reimbursements                       (1.30%)       (0.84%)      (0.54%)    (0.72%)
Portfolio turnover rate                                21%          135%         159%       147%

                                                                   MID CAP GROWTH FUND
                                                  -------------------------------------------------
                                                                        CLASS B
                                                  -------------------------------------------------
                                                   1/1/02         10/1/01         YEAR     10/29/99
                                                  THROUGH         THROUGH        ENDED      THROUGH
                                                  6/30/02        12/31/01^     9/30/01      9/30/00
                                                  -------       ---------      -------      -------
Per share operating performance
Net asset value, beginning of period              $   4.99       $  4.22       $ 12.43      $ 10.00
                                                  --------       -------       -------      -------
Income from investment operations:
  Net investment income (loss)                       (0.07)        (0.02)        (0.07)@      (0.17)
  Net gains or losses on securities
   (both realized and unrealized)                    (0.88)         0.79         (7.98)        2.60
                                                  --------       -------       -------      -------
    Total from investment operations                 (0.95)         0.77         (8.05)        2.43
                                                  --------       -------       -------      -------
Less distributions:
  Dividends from net investment income                  --            --            --           --
  Distributions from capital gains                      --            --          0.16           --
                                                  --------       -------       -------      -------
    Total distributions                                 --            --          0.16           --
                                                  --------       -------       -------      -------
Net asset value, end of period                    $   4.04       $  4.99       $  4.22      $ 12.43
                                                  ========       =======       =======      =======
Total return(1)                                     (19.04%)(a)    18.25%(a)    (65.30%)      24.31%(a)
Ratios/supplemental data:
    Net assets, end of period (millions)          $      4       $     5       $     6      $    25
Ratios to average net assets:#
  Net expenses                                        2.05%         2.05%         2.00%        1.86%
  Net investment income (loss)                       (1.85%)       (1.53%)       (1.22%)      (1.38%)
  Expenses without waivers and reimbursements         2.20%         2.05%         2.00%        1.91%
  Net investment income (loss) without
   waivers and reimbursements                        (2.00%)       (1.53%)       (1.22%)      (1.43%)
Portfolio turnover rate                                 21%          135%          159%         147%

----------
^   The Fund changed its fiscal year end from September 30 to December 31.
**  Commencement of operations.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                              MID CAP VALUE FUND
                                                  -----------------------------------------------------------------------
                                                                CLASS A                                CLASS B
                                                  ----------------------------------      -------------------------------
                                                   1/1/02       10/1/01      4/30/01*      1/1/02     10/1/01     4/30/01*
                                                  THROUGH       THROUGH      THROUGH      THROUGH     THROUGH     THROUGH
                                                  6/30/02      12/31/01^     9/30/01      6/30/02    12/31/01^    9/30/01
                                                  -------      ---------    --------      -------   ---------     -------
Per share operating performance
Net asset value, beginning of period              $ 14.10      $  13.43     $  14.24      $ 14.06    $ 13.40      $ 14.24
                                                  -------      --------     --------      -------    -------      -------
Income from investment operations:
  Net investment income (loss)                       0.02@         0.02@        0.04@       (0.03)@     (0.01)@        --@
  Net gains or losses on securities
   (both realized and unrealized)                    0.60          1.48        (0.85)        0.59       1.47        (0.84)
                                                  -------      --------     --------      -------    -------      -------
    Total from investment operations                 0.62          1.50        (0.81)        0.56       1.46        (0.84)
                                                  -------      --------     --------      -------    -------      -------
Less distributions:
  Dividends from net investment income                 --          0.08           --           --       0.05           --
  Distributions from capital gains                     --          0.75           --           --       0.75           --
                                                  -------      --------     --------      -------    -------      -------
    Total distributions                                --          0.83           --           --       0.80           --
                                                  -------      --------     --------      -------    -------      -------
Net asset value, end of period                    $ 14.72      $  14.10     $  13.43      $ 14.62    $ 14.06      $ 13.40
                                                  =======      ========     ========      =======    =======      =======
Total return(1)                                      4.40%(a)     11.20%(a)    (5.69%)(a)    3.98%(a)  10.94%(a)    (5.90%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    13      $      5     $      2      $    11    $     3      $     1
Ratios to average net assets:#
  Net expenses                                       1.25%         1.25%        1.30%        2.00%      1.99%        2.03%
  Net investment income (loss)                       0.31%         0.47%        0.71%       (0.44%)    (0.27%)       0.01%
  Expenses without waivers, reimbursements
   and earnings credits                              2.05%         3.72%       15.30%!!      2.77%      4.47%       16.00%!!
  Net investment income (loss) without
   waivers, reimbursements and earnings credits     (0.49%)       (2.00%)     (13.29%)!!   (1.21%)     (2.75%)     (13.96%)!!
Portfolio turnover rate                                26%           15%          98%          26%        15%          98%

                                                           MID CAP VALUE FUND
                                                  -------------------------------------
                                                                CLASS C
                                                  -------------------------------------
                                                     1/1/02       10/1/01       4/30/01*
                                                    THROUGH       THROUGH       THROUGH
                                                    6/30/02      12/31/01^      9/30/01
                                                  ---------     ---------       -------
Per share operating performance
Net asset value, beginning of period              $   14.09      $ 13.41        $ 14.24
                                                  ---------      -------        -------
Income from investment operations:
  Net investment income (loss)                        (0.03)@      (0.01)@           --@
  Net gains or losses on securities
   (both realized and unrealized)                      0.59         1.48          (0.83)
                                                  ---------      -------        -------
    Total from investment operations                   0.56         1.47          (0.83)
                                                  ---------      -------        -------
Less distributions:
  Dividends from net investment income                   --         0.04             --
  Distributions from capital gains                       --         0.75             --
                                                  ---------      -------        -------
    Total distributions                                  --         0.79             --
                                                  ---------      -------        -------
Net asset value, end of period                    $   14.65      $ 14.09        $ 13.41
                                                  =========      =======        =======
Total return(1)                                        3.97%(a)    11.05%(a)      (5.83%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $       6      $     3        $     2
Ratios to average net assets:#
  Net expenses                                         2.00%        1.99%          2.04%
  Net investment income (loss)                        (0.46%)      (0.30%)         0.03%
  Expenses without waivers, reimbursements
   and earnings credits                                2.82%        4.48%         15.95%!!
  Net investment income (loss) without
   waivers, reimbursements and earnings credits       (1.28%)      (2.79%)       (13.88%)!!
Portfolio turnover rate                                  26%          15%            98%

----------
^   The Fund changed its fiscal year end from September 30 to December 31.
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                              MID CAP VALUE FUND
                                                  -----------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                                  -----------------------------------------------------------------------
                                                   1/1/02        10/1/01                YEAR ENDED               11/13/97**
                                                  THROUGH        THROUGH    --------------------------------      THROUGH
                                                  6/30/02       12/31/01^    9/30/01      9/30/00    9/30/99      9/30/98
                                                  -------      ---------    --------      -------    -------      -------
Per share operating performance
Net asset value, beginning of period              $ 14.14      $  13.47     $  13.06      $ 13.56    $ 10.62      $ 10.00
                                                  -------      --------     --------      -------    -------      -------
Income from investment operations:
  Net investment income (loss)                       0.05@         0.03@        0.15@        0.11       0.02         0.11
  Net gains or losses on securities
   (both realized and unrealized)                    0.61          1.48         1.28         2.59       3.20         0.54
                                                  -------      --------     --------      -------    -------      -------
    Total from investment operations                 0.66          1.51         1.43         2.70       3.22         0.65
                                                  -------      --------     --------      -------    -------      -------
Less distributions:
  Dividends from net investment income                 --          0.09         0.15         0.09       0.10         0.03
  Distributions from capital gains                     --          0.75         0.87         3.11       0.18           --
                                                  -------      --------     --------      -------    -------      -------
    Total distributions                                --          0.84         1.02         3.20       0.28         0.03
                                                  -------      --------     --------      -------    -------      -------
Net asset value, end of period                    $ 14.80      $  14.14     $  13.47      $ 13.06    $ 13.56      $ 10.62
                                                  =======      ========     ========      =======    =======      =======
Total return                                         4.67%(a)     11.30%(a)    11.19%       23.76%     30.41%        6.50%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    24      $      4     $      4      $     5    $     4      $     3
Ratios to average net assets:#
  Net expenses                                       0.75%         0.75%        0.75%        0.97%      1.25%        1.25%
  Net investment income (loss)                       0.77%         0.94%        1.07%        0.84%      0.06%        0.73%
  Expenses without waivers, reimbursements
   and earnings credits                              1.67%         3.30%        3.25%        4.24%      5.11%        7.72%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits     (0.15%)       (1.61%)      (1.43%)      (2.43%)    (3.80%)      (5.74%)
Portfolio turnover rate                                26%           15%          98%          99%       109%          73%

                                                    MID CAP VALUE FUND
                                                  ----------------------
                                                       SELECT CLASS
                                                  ----------------------
                                                     1/1/02      10/31/01*
                                                    THROUGH      THROUGH
                                                    6/30/02      12/31/01^
                                                  ---------     ---------
Per share operating performance
Net asset value, beginning of period              $   14.14      $ 13.48
                                                  ---------      -------
Income from investment operations:
  Net investment income (loss)                         0.04@        0.01@
  Net gains or losses on securities
   (both realized and unrealized)                      0.59         1.49
                                                  ---------      -------
    Total from investment operations                   0.63         1.50
                                                  ---------      -------
Less distributions:
  Dividends from net investment income                   --         0.09
  Distributions from capital gains                       --         0.75
                                                  ---------      -------
    Total distributions                                  --         0.84
                                                  ---------      -------
Net asset value, end of period                    $   14.77      $ 14.14
                                                  =========      =======
Total return                                           4.46%(a)    11.18%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $       2      $    --+
Ratios to average net assets:#
  Net expenses                                         1.00%        0.99%
  Net investment income (loss)                         0.55%        0.58%
  Expenses without waivers, reimbursements
   and earnings credits                                3.66%        3.68%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits       (2.11%)      (2.11%)
Portfolio turnover rate                                  26%          15%

----------
^   The Fund changed its fiscal year end from September 30 to December 31.
*   Commencement of offering of class of shares.
**  Commencement of operations.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
+   Amount rounds to less than one million
#  Short periods have been annualized.

                       See notes to financial statements.

                                                                              SMALL CAP EQUITY FUND
                                                  --------------------------------------------------------------------------------
                                                                                     CLASS A
                                                  --------------------------------------------------------------------------------
                                                   1/1/02       11/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH     ------------------------------------------------------
                                                  6/30/02      12/31/01^    10/31/01   10/31/00     10/31/99    10/31/98  10/31/97
                                                  -------      --------     --------   --------     --------    --------  --------
Per share operating performance
Net asset value, beginning of period              $ 21.53       $ 19.64      $ 27.89    $ 22.77     $  20.40     $ 23.57   $ 19.19
                                                  -------       -------      -------    -------     --------     -------   -------
Income from investment operations:
  Net investment income (loss)                      (0.09)@       (0.03)@      (0.10)     (0.20)@      (0.13)@     (0.11)    (0.05)
  Net gains or losses on securities (both
   realized and unrealized)                         (0.45)         1.92        (4.26)      7.97         2.67       (2.42)     4.72
                                                  -------       -------      -------    -------     --------     -------   -------
    Total from investment operations                (0.54)         1.89        (4.36)      7.77         2.54       (2.53)     4.67
                                                  -------       -------      -------    -------     --------     -------   -------
Less distributions:
  Distributions from capital gains                     --            --         3.89       2.65         0.17        0.64      0.29
                                                  -------       -------      -------    -------     --------     -------   -------
Net asset value, end of period                    $ 20.99       $ 21.53      $ 19.64    $ 27.89     $  22.77     $ 20.40   $ 23.57
                                                  =======       =======      =======    =======     ========     =======   =======
Total return(1)                                     (2.51%)(a)     9.62%(a)   (16.62%)    37.10%       12.49%     (10.93%)   24.61%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    80       $    71      $    67    $    93     $     98     $   133   $   174
Ratios to average net assets:#
  Net expenses                                       1.38%         1.38%        1.39%      1.44%        1.40%       1.38%     1.45%
  Net investment income (loss)                      (0.81%)       (0.81%)      (0.80%)    (0.77%)      (0.59%)     (0.43%)   (0.23%)
  Expenses without waivers, reimbursements and
   earnings credits                                  1.38%         1.38%        1.40%      1.44%        1.40%       1.38%     1.45%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (0.81%)       (0.81%)     (0.81%)     (0.77%)      (0.59%)     (0.43%)   (0.23%)
Portfolio turnover rate                                30%            6%          47%        75%          92%         74%       55%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                              SMALL CAP EQUITY FUND
                                                  --------------------------------------------------------------------------------
                                                                                    CLASS B
                                                  --------------------------------------------------------------------------------
                                                   1/1/02       11/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH     ------------------------------------------------------
                                                  6/30/02      12/31/01^    10/31/01   10/31/00     10/31/99    10/31/98  10/31/97
                                                  -------      --------     --------   --------     --------    --------  --------
Per share operating performance
Net asset value, beginning of period              $ 20.26       $ 18.50      $ 26.73    $ 22.06     $  19.91     $ 23.19   $ 19.00
                                                  -------       -------      -------    -------     --------     -------   -------
Income from investment operations:
  Net investment income (loss)                      (0.16)@       (0.05)@      (0.09)     (0.37)@      (0.28)@     (0.31)    (0.27)
  Net gains or losses on securities (both
   realized and unrealized)                         (0.42)         1.81        (4.25)      7.69         2.60       (2.33)     4.75
                                                  -------       -------      -------    -------     --------     -------   -------
    Total from investment operations                (0.58)         1.76        (4.34)      7.32         2.32       (2.64)     4.48
                                                  -------       -------      -------    -------     --------     -------   -------
Less distributions:
  Distributions from capital gains                     --            --         3.89       2.65         0.17        0.64      0.29
                                                  -------       -------      -------    -------     --------     -------   -------
Net asset value, end of period                    $ 19.68       $ 20.26      $ 18.50    $ 26.73     $  22.06     $ 19.91   $ 23.19
                                                  =======       =======      =======    =======     ========     =======   =======
Total return(1)                                     (2.86%)(a)     9.51%(a)   (17.37%)    36.17%       11.69%     (11.60%)   23.84%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    36       $    42      $    39    $    57     $     57     $    80   $   100
Ratios to average net assets:#
  Net expenses                                       2.12%         2.12%        2.13%      2.17%        2.12%       2.10%     2.16%
  Net investment income (loss)                      (1.55%)       (1.55%)      (1.54%)    (1.50%)      (1.31%)     (1.15%)   (0.94%)
  Expenses without waivers, reimbursements and
   earnings credits                                  2.12%         2.12%        2.14%      2.17%        2.12%       2.10%     2.16%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (1.55%)       (1.55%)      (1.55%)    (1.50%)      (1.31%)     (1.15%)   (0.94%)
Portfolio turnover rate                                30%            6%          47%        75%          92%         74%       55%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                SMALL CAP EQUITY FUND
                                                  --------------------------------------------------------------------------------
                                                                                      SELECT CLASS
                                                  --------------------------------------------------------------------------------
                                                   1/1/02       11/1/01                            YEAR ENDED
                                                  THROUGH       THROUGH     ------------------------------------------------------
                                                  6/30/02      12/31/01^    10/31/01   10/31/00     10/31/99    10/31/98  10/31/97
                                                  -------      --------     --------   --------     --------    --------  --------
Per share operating performance
Net asset value, beginning of period              $ 22.25       $ 20.27      $ 28.52    $ 23.10     $  20.59     $ 23.71   $ 19.22

Income from investment operations:
  Net investment income (loss)                      (0.03)@       (0.01)@      (0.10)     (0.05)@      (0.02)@     (0.02)     0.03
  Net gains or losses on securities
   (both realized and unrealized)                   (0.47)         1.99        (4.26)      8.12         2.70       (2.46)     4.75
                                                  -------       -------      -------    -------     --------     -------   -------

    Total from investment operations                (0.50)         1.98        (4.36)      8.07         2.68       (2.48)     4.78
                                                  -------       -------      -------    -------     --------     -------   -------
Less distributions:
  Distributions from capital gains                     --            --         3.89       2.65         0.17        0.64      0.29
                                                  -------       -------      -------    -------     --------     -------   -------

Net asset value, end of period                    $ 21.75       $ 22.25      $ 20.27    $ 28.52     $  23.10     $ 20.59   $ 23.71
                                                  =======       =======      =======    =======     ========     =======   =======
Total return                                        (2.25%)(a)     9.77%(a)   (16.19%)    37.94%       13.06%     (10.64%)   25.15%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   564       $   532      $   390    $   383     $    269     $   254   $   307
Ratios to average net assets:#
  Net expenses                                       0.85%         0.88%        0.88%      0.88%        0.88%       1.04%     1.10%
  Net investment income (loss)                      (0.28%)       (0.31%)      (0.30%)    (0.20%)      (0.07%)     (0.09%)    0.13%
  Expenses without waivers, reimbursements and
   earnings credits                                  1.09%         1.10%        1.12%      1.13%        1.13%       1.13%     1.14%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (0.52%)       (0.53%)      (0.54%)    (0.45%)      (0.32%)     (0.18%)   0.09%
Portfolio turnover rate                                30%            6%          47%        75%          92%         74%       55%

----------
^   The Fund changed its fiscal year end from October 31 to December 31.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                                SMALL CAP GROWTH FUND
                                                  ----------------------------------------------------------------------------
                                                                CLASS A                                   CLASS B
                                                  ----------------------------------       -----------------------------------
                                                   1/1/02       10/1/01      4/30/01*       1/1/02        10/1/01      4/30/01*
                                                  THROUGH       THROUGH      THROUGH       THROUGH        THROUGH      THROUGH
                                                  6/30/02      12/31/01^     9/30/01       6/30/02       12/31/01^     9/30/01
                                                  -------      --------      -------       -------       --------      -------
Per share operating performance
Net asset value, beginning of period              $  9.25       $  6.80      $  9.20       $  9.25       $   6.80      $  9.20
                                                  -------       -------      -------       -------       --------      -------
Income from investment operations:
  Net investment income (loss)                      (0.06)@       (0.01)       (0.05)@       (0.08)@        (0.02)       (0.08)@
  Net gains or losses on securities (both
   realized and unrealized)                         (2.64)         2.46        (2.35)        (2.65)          2.47        (2.32)
                                                  -------       -------      -------       -------       --------      -------

   Total from investment operations                 (2.70)         2.45        (2.40)        (2.73)          2.45        (2.40)
                                                  -------       -------      -------       -------       --------      -------

Net asset value, end of period                    $  6.55       $  9.25      $  6.80       $  6.52       $   9.25      $  6.80
                                                  =======       =======      =======       =======       ========      =======
Total return(1)                                    (29.19%)(a)    36.03%(a)   (26.09%)(a)   (29.51%)(a)     36.03%(a)   (26.09%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     1       $    --+     $    --+      $    --+      $     --+     $    --+
Ratios to average net assets:#
  Net expenses                                       1.60%         1.54%        1.60%         2.35%          2.35%        2.38%
  Net investment income (loss)                      (1.42%)       (1.27%)      (1.37%)       (2.17%)        (2.09%)      (2.11%)
  Expenses without waivers, reimbursements and
   earnings credits                                 16.15%!!      12.17%!!     11.04%!!      16.97%!!       12.97%!!     12.16%!!
  Net investment income (loss) without
   waivers, reimbursements and earnings credits    (15.97%)!!    (11.90%)!!   (10.81%)!!    (16.79%)!!     (12.71%)!!   (11.89%)!!
Portfolio turnover rate                                36%           25%          71%           36%            25%          71%

                                                         SMALL CAP GROWTH FUND
                                                  ----------------------------------
                                                                CLASS C
                                                  ----------------------------------
                                                   1/1/02       10/1/01      4/30/01*
                                                  THROUGH       THROUGH      THROUGH
                                                  6/30/02      12/31/01^     9/30/01
                                                  -------      --------     --------
Per share operating performance
Net asset value, beginning of period              $  9.23       $  6.79      $  9.20
                                                  -------       -------      -------
Income from investment operations:
  Net investment income (loss)                      (0.08)        (0.01)       (0.08)@
  Net gains or losses on securities (both
   realized and unrealized)                         (2.64)         2.45        (2.33)
                                                  -------       -------      -------

    Total from investment operations                (2.72)         2.44        (2.41)
                                                  -------       -------      -------

Net asset value, end of period                    $  6.51       $  9.23      $  6.79
                                                  =======       =======      =======
Total return(1)                                    (29.47%)(a)    35.94%(a)   (26.20%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    --+      $    --+     $    --+
Ratios to average net assets:#
  Net expenses                                       2.35%         2.35%        2.35%
  Net investment income (loss)                      (2.16%)       (2.11%)      (2.11%)
  Expenses without waivers, reimbursements and
   earnings credits                                 22.02%!!      12.97%!!     10.97%!!
  Net investment income (loss) without
   waivers, reimbursements and earnings credits    (21.83%)!!    (12.73%)!!   (10.73%)!!
Portfolio turnover rate                                36%           25%          71%

----------
^   The Fund changed its fiscal year end from September 30 to December 31.
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
+   Amount rounds to less than one million.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                             SMALL CAP GROWTH FUND
                                                  ----------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS
                                                  ----------------------------------------------------------------------------
                                                   1/1/02       10/1/01                   Year Ended                  11/14/97**
                                                  THROUGH       THROUGH      ------------------------------------      THROUGH
                                                  6/30/02      12/31/01^     9/30/01       9/30/00        9/30/99      9/30/98
                                                  -------      --------      -------       -------       --------     --------
Per share operating performance
Net asset value, beginning of period              $  9.32       $  6.83      $ 15.12       $ 13.45       $   9.47      $ 10.00
                                                  -------       -------      -------       -------       --------      -------
Income from investment operations:
  Net investment income (loss)                      (0.03)@          --       ( 0.07)@       (0.08)          0.08         0.08
  Net gains or losses on securities (both
   realized and unrealized)                         (2.67)         2.49        (6.07)         4.34           4.28        (0.59)
                                                  -------       -------      -------       -------       --------      -------

    Total from investment operations                (2.70)         2.49        (6.14)         4.26           4.36        (0.51)
                                                  -------       -------      -------       -------       --------      -------
Less distributions:
  Dividends from net investment income                 --            --           --          0.04           0.09         0.02
  Distributions from capital gains                     --            --         2.15          2.55           0.29           --
                                                  -------       -------      -------       -------       --------      -------
    Total distributions                                --            --         2.15          2.59           0.38         0.02
                                                  -------       -------      -------       -------       --------      -------
Net asset value, end of period                    $  6.62       $  9.32      $  6.83       $ 15.12       $  13.45      $  9.47
                                                  =======       =======      =======       =======       ========      =======
Total return                                       (28.97%)(a)    36.46%(a)   (45.44%)       36.33%         46.61%       (5.15%)(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     1       $     2      $     2       $     4       $      2      $     1
Ratios to average net assets:#
  Net expenses                                       0.85%         0.85%        0.85%         1.05%          1.35%        1.35%
  Net investment income (loss)                      (0.67%)       (0.62%)      (0.53%)       (0.61%)        (0.68%)      (0.30%)
  Expenses without waivers, reimbursements and
   earnings credits                                  8.74%!!       6.66%!!      5.82%!!       5.47%!!       10.19%!!     13.84%!!
 Net investment income (loss) without
   waivers, reimbursements and earnings credits     (8.56%)!!     (6.43%)!!    (5.50%)!!     (5.03%)!!      (9.52%)!!   (12.79%)!!
Portfolio turnover rate                                36%           25%          71%           88%            71%          35%

                                                  SMALL CAP GROWTH FUND
                                                  ---------------------
                                                       SELECT CLASS
                                                  ---------------------
                                                   1/1/02      10/31/01*
                                                  THROUGH       THROUGH
                                                  6/30/02      12/31/01^
                                                  -------      --------
Per share operating performance
Net asset value, beginning of period              $  9.30       $  7.77
                                                  -------       -------
Income from investment operations:
  Net investment income (loss)                      (0.04)@       (0.01)
  Net gains or losses on securities (both
   realized and unrealized)                         (2.66)         1.54
                                                  -------       -------

    Total from investment operations                (2.70)         1.53
                                                  -------       -------
Less distributions:
  Dividends from net investment income                 --            --
  Distributions from capital gains                     --            --
                                                  -------       -------
    Total distributions                                --            --
                                                  -------       -------
Net asset value, end of period                    $  6.60       $  9.30
                                                  =======       =======
Total return                                       (29.03%)(a)    19.69%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    --+      $    --+
Ratios to average net assets:#
  Net expenses                                       1.10%         1.10%
  Net investment income (loss)                      (0.91%)       (0.88%)
  Expenses without waivers, reimbursements and
   earnings credits                                 23.39%!!       9.40%!!
 Net investment income (loss) without
   waivers, reimbursements and earnings credits    (23.20%)!!     (9.18%)!!
Portfolio turnover rate                                36%           25%

----------
^   The Fund changed its fiscal year end from September 30 to December 31.
*   Commencement of offering of class of shares.
**  Commencement of operations.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
+   Amount rounds to less than one million.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                        SMARTINDEX(TM) FUND
                                                  ---------------------------------------------------------------
                                                                        INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------
                                                   1/1/02        6/1/01           YEAR ENDED             12/31/98**
                                                  THROUGH       THROUGH      ---------------------        THROUGH
                                                  6/30/02      12/31/01^     5/31/01       5/30/00        5/31/99
                                                  -------      --------      -------       -------       --------
Per share operating performance
Net asset value, beginning of period              $ 13.63       $ 15.02      $ 17.07       $ 16.06       $  15.00
                                                  -------       -------      -------       -------       --------
Income from investment operations:
  Net investment income (loss)                       0.07          0.08         0.16          0.14           0.07
  Net gains or losses on securities (both
    realized and unrealized)                        (2.04)        (1.35)       (2.06)         1.02           1.02
                                                  -------       -------      -------       -------       --------
    Total from investment operations                (1.97)        (1.27)       (1.90)         1.16           1.09
                                                  -------       -------      -------       -------       --------
Less distributions:
  Dividends from net investment income               0.06          0.12         0.15          0.14           0.03
  Distributions from capital gains                     --            --           --          0.01            --
                                                  -------       -------      -------       -------       --------
    Total distributions                              0.06          0.12         0.15          0.15           0.03
                                                  -------       -------      -------       -------       --------

Net asset value, end of period                    $ 11.60       $ 13.63      $ 15.02       $ 17.07       $  16.06
                                                  =======       =======      =======       =======       ========
Total return                                       (14.48%)(a)    (8.44%)(a)  (11.21%)        7.25%          7.27%(a)
Ratios/supplemental data:
 Net assets, end of period (millions)             $   362       $   480      $   483       $   401       $      5
Ratios to average net assets:#
  Net expenses                                       0.35%         0.35%        0.35%         0.35%          0.35%
  Net investment income (loss)                       1.04%         0.98%        1.00%         1.26%          1.13%
  Expenses without waivers, reimbursements and
   earnings credits                                  0.56%         0.52%        0.49%         0.58%          5.44%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits               0.83%         0.81%        0.86%         1.03%         (3.96%)
Portfolio turnover rate                                27%           21%          67%           45%            19%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
**  Commencement of operations.
(a) Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                         U.S. EQUITY FUND
                                                  --------------------------------------------------------------
                                                               CLASS A+                           CLASS B
                                                  ----------------------------------       ---------------------
                                                   1/1/02        6/1/01      9/15/00*      1/1/02         9/10/01*
                                                  THROUGH       THROUGH      THROUGH       THROUGH        THROUGH
                                                  6/30/02      12/31/01^     5/31/01       6/30/02       12/31/01^
                                                  -------      --------      -------       -------       --------
Per share operating performance
Net asset value, beginning of period              $ 10.45       $ 11.16      $ 12.86       $ 10.43       $   9.67
                                                  -------       -------      -------       -------       --------
Income from investment operations:
  Net investment income (loss)                       0.01          0.02@        0.03         (0.03)         (0.01)@
  Net gains or losses on securities (both
   realized and unrealized)                         (1.84)        (0.69)       (1.72)        (1.83)          0.79
                                                  -------       -------      -------       -------       --------
    Total from investment operations                (1.83)        (0.67)       (1.69)        (1.86)          0.78
                                                  -------       -------      -------       -------       --------
Less distributions:
  Dividends from net investment income               0.01          0.02         0.01            --             --
  Distributions from capital gains                     --          0.02           --            --           0.02
                                                  -------       -------      -------       -------       --------
    Total distributions                              0.01          0.04         0.01            --           0.02
                                                  -------       -------      -------       -------       --------
Net asset value, end of period                    $  8.61       $ 10.45      $ 11.16       $  8.57       $  10.43
                                                  =======       =======      =======       =======       ========
Total return(1)                                    (17.52%)(a)    (5.96%)(a)  (13.10%)(a)   (17.83%)(a)      8.07%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $    37       $    54      $     3       $    14       $     19
Ratios to average net assets:#
  Net expenses                                       1.05%         1.05%        1.05%         1.75%          1.75%
  Net investment income (loss)                       0.20%         0.30%        0.22%        (0.50%)        (0.40%)
  Expenses without waivers, reimbursements and
   earnings credits                                  1.34%         1.44%        7.05%!!       1.84%          1.85%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (0.09%)       (0.09%)      (5.78%)!!     (0.59%)        (0.50%)
Portfolio turnover rate ~                              42%           48%          81%           42%            48%

                                                     U.S. EQUITY FUND
                                                  ---------------------
                                                         CLASS C
                                                  ---------------------
                                                   1/1/02       9/10/01*
                                                  THROUGH       THROUGH
                                                  6/30/02      12/31/01^
                                                  -------      --------
Per share operating performance
Net asset value, beginning of period              $ 10.44       $  9.67
                                                  -------       -------
Income from investment operations:
  Net investment income (loss)                      (0.03)        (0.01)@
  Net gains or losses on securities (both
   realized and unrealized)                         (1.84)         0.80
                                                  -------       -------
    Total from investment operations                (1.87)         0.79
                                                  -------       -------
Less distributions:
  Dividends from net investment income                 --            --
  Distributions from capital gains                     --          0.02
                                                  -------       -------
    Total distributions                                --          0.02
                                                  -------       -------
Net asset value, end of period                    $  8.57       $ 10.44
                                                  =======       =======
Total return (1)                                   (17.91%)(a)     8.18%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)            $     1       $     1
Ratios to average net assets:#
  Net expenses                                       1.75%         1.75%
  Net investment income (loss)                      (0.50%)       (0.39%)
  Expenses without waivers, reimbursements and
   earnings credits                                  1.84%         1.85%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              (0.59%)       (0.48%)
Portfolio turnover rate ~                              42%           48%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in
    Note 2. Prior periods have been restated to reflect the split.
*   Commencement of offering of class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                          U.S. EQUITY FUND
                                                  ---------------------------------------------------------------
                                                                        INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------
                                                   1/1/02        6/1/01                  YEAR ENDED
                                                  THROUGH       THROUGH      ------------------------------------
                                                  6/30/02      12/31/01^     5/31/01       5/31/00        5/31/99
                                                  -------      --------      -------       -------       --------
Per share operating performance
Net asset value, beginning of period              $ 10.44       $ 11.12      $ 12.79       $ 15.08       $  16.73
                                                  -------       -------      -------       -------       --------
Income from investment operations:
  Net investment income (loss)                       0.03          0.03@        0.08          0.11           0.16
  Net gains or losses on securities (both
    realized and unrealized)                        (1.84)        (0.66)       (0.96)         0.26           2.39
                                                  -------       -------      -------       -------       --------
    Total from investment operations                (1.81)        (0.63)       (0.88)         0.37           2.55
                                                  -------       -------      -------       -------       --------
Less distributions:
  Dividends from net investment income               0.03          0.03         0.08          0.11           0.17
  Distributions from capital gains                     --          0.02         0.71          2.55           4.03
                                                  -------       -------      -------       -------       --------
    Total distributions                              0.03          0.05         0.79          2.66           4.20
                                                  -------       -------      -------       -------       --------
Net asset value, end of period                    $  8.60       $ 10.44      $ 11.12       $ 12.79       $  15.08
                                                  =======       =======      =======       =======       ========
Total return                                       (17.36%)(a)    (5.63%)(a)   (6.99%)        2.45%         18.66%
Ratios/supplemental data:
  Net assets, end of period (millions)            $    82       $    90      $   151       $   241       $    278
Ratios to average net assets:#
  Net expenses                                       0.64%         0.65%        0.62%         0.60%          0.60%
  Net investment income (loss)                       0.61%         0.55%        0.57%         0.76%          0.89%
  Expenses without waivers, reimbursements and
   earnings credits                                  0.72%         0.70%        0.64%         0.63%          0.63%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits      0.53%         0.50%        0.55%         0.73%          0.86%
Portfolio turnover rate ~                              42%           48%          81%           89%            84%

                                                    U.S. EQUITY FUND
                                                  ---------------------
                                                   INSTITUTIONAL CLASS
                                                  ---------------------
                                                       YEAR ENDED
                                                  ---------------------
                                                  5/31/98       5/31/97
                                                  -------      --------
Per share operating performance
Net asset value, beginning of period              $ 15.66      $  14.00
                                                  -------      --------
Income from investment operations:
  Net investment income (loss)                       0.15          0.17
  Net gains or losses on securities (both
    realized and unrealized)                         3.81          3.02
                                                  -------      --------
    Total from investment operations                 3.96          3.19
                                                  -------      --------
Less distributions:
  Dividends from net investment income               0.18          0.25
  Distributions from capital gains                   2.71          1.28
                                                  -------      --------
    Total distributions                              2.89          1.53
                                                  -------      --------
Net asset value, end of period                    $ 16.73      $  15.66
                                                  =======      ========
Total return                                        28.53%        25.21%
Ratios/supplemental data:
  Net assets, end of period (millions)            $   379      $    330
Ratios to average net assets:#
  Net expenses                                       0.60%         0.60%
  Net investment income (loss)                       0.89%         1.33%
  Expenses without waivers, reimbursements and
   earnings credits                                  0.63%         0.65%
  Net investment income (loss) without
   waivers, reimbursements and earnings credits      0.86%         1.28%
Portfolio turnover rate ~                             106%           99%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                       See notes to financial statements.

                                                                                 U.S. EQUITY FUND
                                             --------------------------------------------------------------------------------------
                                                                                  SELECT CLASS+
                                             --------------------------------------------------------------------------------------
                                               1/1/02        6/1/01                              YEAR ENDED
                                              THROUGH       THROUGH      ----------------------------------------------------------
                                              6/30/02      12/31/01^      5/31/01       5/31/00     5/31/99     5/31/98     5/31/97
                                             --------      --------      --------      --------    --------    --------    --------
Per share operating performance
Net asset value, beginning of period         $  10.44      $  11.21      $  12.66      $  14.62    $  14.96    $  14.36    $  12.91
                                             --------      --------      --------      --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)                   0.02          0.03@         0.05          0.09        0.10        0.10        0.15
  Net gains or losses on securities (both
   realized and unrealized)                     (1.84)        (0.68)        (0.94)         0.24        2.28        3.45        2.75
                                             --------      --------      --------      --------    --------    --------    --------
    Total from investment operations            (1.82)        (0.65)        (0.89)         0.33        2.38        3.55        2.90
                                             --------      --------      --------      --------    --------    --------    --------

Less distributions:
  Dividends from net investment income           0.02          0.04          0.05          0.09        0.11        0.13        0.21
  Distributions from capital gains                 --          0.08          0.51          2.20        2.61        2.82        1.24
                                             --------      --------      --------      --------    --------    --------    --------
    Total distributions                          0.02          0.12          0.56          2.29        2.72        2.95        1.45
                                             --------      --------      --------      --------    --------    --------    --------
Net asset value, end of period               $   8.60      $  10.44      $  11.21      $  12.66    $  14.62    $  14.96    $  14.36
                                             ========      ========      ========      ========    ========    ========    ========
Total return                                   (17.42%)(a)    (5.76%)(a)    (7.10%)        2.20%      18.39%      28.35%      25.00%
Ratios/supplemental data:
  Net assets, end of period (millions)       $    270      $    348      $    312      $    387    $    441    $    448    $    363
Ratios to average net assets:#
  Net expenses                                   0.79%         0.79%         0.79%         0.78%       0.79%       0.78%       0.80%
  Net investment income (loss)                   0.46%         0.44%         0.41%         0.59%       0.70%       0.71%       1.13%
  Expenses without waivers, reimbursements
   and earnings credits                          0.89%         0.85%         0.79%         0.78%       0.79%       0.78%       0.80%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                       0.36%         0.38%         0.41%         0.59%       0.70%       0.71%       1.13%
Portfolio turnover rate ~                          42%           48%           81%           89%         84%        106%         99%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in Note 2. Prior periods have been restated to reflect the split.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                       See notes to financial statements.

                                                                            U.S. SMALL COMPANY FUND
                                             --------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS
                                             --------------------------------------------------------------------------------------
                                               1/1/02        6/1/01                              YEAR ENDED
                                              THROUGH       THROUGH      ----------------------------------------------------------
                                              6/30/02      12/31/01^      5/31/01     5/31/00       5/31/99     5/31/98     5/31/97
                                             --------      --------      --------    --------      --------    --------    --------
Per share operating performance
Net asset value, beginning of period         $  12.57      $  13.34      $  15.11    $  11.98      $  15.30    $  14.09    $  13.97
                                             --------      --------      --------    --------      --------    --------    --------
Income from investment operations:
  Net investment income (loss)                   0.03@         0.05@         0.08        0.04          0.08        0.09        0.10
  Net gains or losses on securities (both
   realized and unrealized)                     (0.87)        (0.78)         0.03        3.10         (1.83)       3.04        1.07
                                             --------      --------      --------    --------      --------    --------    --------
    Total from investment operations            (0.84)        (0.73)         0.11        3.14         (1.75)       3.13        1.17
                                             --------      --------      --------    --------      --------    --------    --------

Less distributions:
  Dividends from net investment income             --          0.04          0.09        0.01          0.08        0.08        0.13
  Distributions from capital gains                 --            --          1.79          --          1.49        1.84        0.92
                                             --------      --------      --------    --------      --------    --------    --------
    Total distributions                            --          0.04          1.88        0.01          1.57        1.92        1.05
                                             --------      --------      --------    --------      --------    --------    --------
Net asset value, end of period               $  11.73      $  12.57      $  13.34    $  15.11      $  11.98    $  15.30    $  14.09
                                             ========      ========      ========    ========      ========    ========    ========
Total return                                    (6.68%)(a)    (5.50%)(a)     0.94%      26.23%       (10.79%)     23.55%       9.44%
Ratios/supplemental data:
  Net assets, end of period (millions)       $    287      $    269      $    410    $    358      $    345    $    420    $    402
Ratios to average net assets:#
  Net expenses                                   0.83%         0.82%         0.82%       0.80%         0.80%       0.80%       0.80%
  Net investment income (loss)                   0.42%         0.57%         0.54%       0.26%         0.55%       0.55%       0.81%
  Expenses without waivers, reimbursements
   and earnings credits                          0.90%         0.86%         0.82%       0.82%         0.85%       0.85%       0.85%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                       0.35%         0.53%         0.54%       0.24%         0.50%       0.50%       0.76%
Portfolio turnover rate ~                          46%           48%          110%        104%          104%         96%         98%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

                       See notes to financial statements.

                                                                             U.S. SMALL COMPANY FUND
                                             --------------------------------------------------------------------------------------
                                                                                   SELECT CLASS+
                                             -------------------------------------------------------------------------------------
                                               1/1/02        6/1/01                               YEAR ENDED
                                              THROUGH       THROUGH      ----------------------------------------------------------
                                              6/30/02      12/31/01^      5/31/01     5/31/00       5/31/99      5/31/98    5/31/97
                                             --------      --------      --------    --------      --------     --------   --------
Per share operating performance
Net asset value, beginning of period         $  12.57      $  13.43      $  14.45    $  11.49      $  14.76     $  13.89   $  13.97
                                             --------      --------      --------    --------      --------     --------   --------
Income from investment operations:
  Net investment income (loss)                   0.02@         0.04@         0.05          --          0.04         0.06       0.10
  Net gains or losses on securities (both
   realized and unrealized)                     (0.87)        (0.79)         0.04        2.97         (1.76)        2.97       1.07
                                             --------      --------      --------    --------      --------     --------   --------
    Total from investment operations            (0.85)        (0.75)         0.09        2.97         (1.72)        3.03       1.17
                                             --------      --------      --------    --------      --------     --------   --------

Less distributions:
  Dividends from net investment income             --          0.05          0.03        0.01          0.04         0.07       0.11
  Distributions from capital gains                 --          0.06          1.08          --          1.51         2.09       1.14
                                             --------      --------      --------    --------      --------     --------   --------
    Total distributions                            --          0.11          1.11        0.01          1.55         2.16       1.25
                                             --------      --------      --------    --------      --------     --------   --------
Net asset value, end of period               $  11.72      $  12.57      $  13.43    $  14.45      $  11.49     $  14.76   $  13.89
                                             ========      ========      ========    ========      ========     ========   ========
Total return                                    (6.76%)(a)    (5.56%)(a)     0.75%      25.90%       (10.95%)      23.37%      9.49%
Ratios/supplemental data:
  Net assets, end of period (millions)       $    267      $    286      $    296    $    285      $    187     $    262   $    238
Ratios to average net assets: #
  Net expenses                                   1.01%         1.01%         1.01%       1.00%         1.02%        0.97%      0.90%
  Net investment income (loss)                   0.24%         0.39%         0.35%       0.05%         0.34%        0.39%      0.71%
  Expenses without waivers, reimbursements
   and earnings credits                          1.07%         1.04%         1.01%       1.00%         1.02%        1.03%      1.03%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                       0.18%         0.36%         0.35%       0.05%         0.34%        0.33%      0.58%
Portfolio turnover rate ~                          46%           48%          110%        104%          104%          96%        98%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in Note 2. Prior periods have been restated to reflect the split.
@   Calculated based upon average shares outstanding.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

                       See notes to financial statements.

                                                                    U.S. SMALL COMPANY OPPORTUNITIES FUND
                                             ------------------------------------------------------------------------------
                                                                                SELECT CLASS
                                             ------------------------------------------------------------------------------
                                               1/1/02        6/1/01                  YEAR ENDED                    6/16/97**
                                              THROUGH       THROUGH      ------------------------------------      THROUGH
                                              6/30/02      12/31/01^      5/31/01       5/31/00       5/31/99      5/31/98
                                             --------      --------      --------    ----------      --------     --------
Per share operating performance
Net asset value, beginning of period         $  10.48      $  12.19      $  15.90      $  12.17      $  12.57     $  10.00
                                             --------      --------      --------      --------      --------     --------
Income from investment operations:
  Net investment income (loss)                  (0.04)@       (0.04)        (0.07)           --         (0.01)       (0.02)
  Net gains or losses on securities (both
   realized and unrealized)                     (2.20)        (1.67)        (2.29)         3.73         (0.08)        2.59
                                             --------      --------      --------      --------      --------     --------
    Total from investment operations            (2.24)        (1.71)        (2.36)         3.73         (0.09)        2.57
                                             --------      --------      --------      --------      --------     --------
Less distributions:
  Distributions from capital gains                 --            --          1.35            --          0.31           --
                                             --------      --------      --------      --------      --------     --------
Net asset value, end of period               $   8.24      $  10.48      $  12.19      $  15.90      $  12.17     $  12.57
                                             ========      ========      ========      ========      ========     ========
Total return                                   (21.37%)(a)   (14.03%)(a)   (15.51%)       30.65%        (0.49%)      25.70%(a)
Ratios/supplemental data:
  Net assets, end of period (millions)       $     95      $    195      $    339      $    529      $    286     $    189
Ratios to average net assets:#
  Net expenses                                   1.02%         1.02%         0.99%         0.99%         1.07%        1.19%
  Net investment income (loss)                  (0.70%)       (0.50%)       (0.35%)       (0.47%)       (0.42%)      (0.37%)
  Expenses without waivers, reimbursements
   and earnings credits                          1.14%         1.07%         0.99%         0.99%         1.07%        1.25%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                      (0.82%)       (0.55%)       (0.35%)       (0.47%)       (0.42%)      (0.43%)
Portfolio turnover rate ~                          59%           55%          117%          132%          116%          73%

----------
^   The Fund changed its fiscal year end from May 31 to December 31.
**  Commencement of operations.
(a) Not annualized.
#   Short periods have been annualized.
~ Prior to September 10, 2001, USSCOF invested all of its investable assets in The U.S. Small Company Opportunities Portfolio ("USSCOP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCOP.

                       See notes to financial statements.

     GROWTH AND INCOME PORTFOLIO
     Portfolio of Investments

As of June 30, 2002 (unaudited)
(Amounts in thousands)

   SHARES     ISSUER                                                    VALUE
-------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.2%
             COMMON STOCKS -- 98.2%
             AEROSPACE -- 1.7%
       95    General Dynamics Corp.                                 $  10,103
      193    United Technologies Corp.                                 13,112
                                                                    ---------
                                                                       23,215
             APPAREL -- 0.7%
       84    Nike, Inc., Class B                                        4,501
      121    VF Corp.                                                   4,737
                                                                    ---------
                                                                        9,238
             AUTOMOTIVE -- 1.2%
      117    AutoZone, Inc. *                                           9,044
      409    Ford Motor Co.                                             6,545
                                                                    ---------
                                                                       15,589
             BANKING -- 10.8%
      212    Bank of America Corp.                                     14,909
      436    BB&T Corp.                                                16,837
      385    PNC Financial Services Group, Inc.                        20,107
      294    SunTrust Banks, Inc.                                      19,930
      233    The Bank of New York Co., Inc.                             7,847
      844    U.S. Bancorp                                              19,700
      140    Wachovia Corp.                                             5,349
      365    Washington Mutual, Inc.                                   13,541
      533    Wells Fargo & Co.                                         26,678
                                                                    ---------
                                                                      144,898
             BROADCASTING/CABLE -- 1.2%
      150    Clear Channel Communications, Inc. *                       4,803
      179    EchoStar Communications Corp., Class A *                   3,326
      718    General Motors - Hughes Electronics Corp.,
               Class H *                                                7,467
                                                                    ---------
                                                                       15,596
             BUSINESS SERVICES -- 1.0%
      278    Cendant Corp. *                                            4,419
      338    Equifax, Inc.                                              9,121
                                                                    ---------
                                                                       13,540
             CHEMICALS -- 1.3%
      383    E.I. DuPont de Nemours & Co.                              17,019

             COMPUTERS/COMPUTER HARDWARE -- 2.3%
      734    Hewlett-Packard Co.                                       11,214
      130    International Business Machines Corp.                      9,389
      192    Lexmark International, Inc. *                             10,423
                                                                    ---------
                                                                       31,026
             CONSUMER PRODUCTS -- 2.7%
      108    Black & Decker Corp.                                       5,182
      717    Philip Morris Companies, Inc.                             31,305
                                                                    ---------
                                                                       36,487
             DIVERSIFIED -- 1.0%
      202    General Electric Co.                                       5,871
      603    Tyco International LTD (Bermuda)                           8,145
                                                                    ---------
                                                                       14,016

                       See notes to financial statements.

                                       276

   SHARES     ISSUER                                                    VALUE
-------------------------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
      132    Emerson Electric Co.                                   $   7,037

             ENVIRONMENTAL SERVICES -- 0.8%
      398    Waste Management, Inc.                                    10,368

             FINANCIAL SERVICES -- 11.8%
      518    American Express Co.                                      18,799
    1,598    Citigroup, Inc.                                           61,936
      313    Fannie Mae                                                23,106
      337    Golden West Financial Corp.                               23,165
      214    Merrill Lynch & Co., Inc.                                  8,647
      182    Morgan Stanley Dean Witter & Co.                           7,828
       51    SLM Corp.                                                  4,952
      262    T. Rowe Price Group, Inc.                                  8,624
                                                                    ---------
                                                                      157,057
             FOOD/BEVERAGE PRODUCTS -- 3.0%
      122    Anheuser-Busch Companies, Inc.                             6,120
      101    Brown-Forman Corp., Class B                                6,969
      527    Kraft Foods, Inc., Class A                                21,581
      126    PepsiCo, Inc.                                              6,078
                                                                    ---------
                                                                       40,748
             HEALTH CARE/HEALTH CARE SERVICES -- 1.8%
      115    Tenet Healthcare Corp. *                                   8,228
      202    WellPoint Health Networks, Inc. *                         15,749
                                                                    ---------
                                                                       23,977
             INSURANCE -- 8.9%
      546    American International Group, Inc.                        37,251
      127    CIGNA Corp.                                               12,333
      177    Hartford Financial Services Group, Inc.                   10,544
      546    John Hancock Financial Services, Inc.                     19,205
      133    Marsh & McLennan Companies, Inc.                          12,857
       80    MGIC Investment Corp.                                      5,424
      250    Prudential Financial, Inc. *                               8,340
      156    Safeco Corp.                                               4,831
      494    Travelers Property Casualty Corp., Class A *               8,735
                                                                    ---------
                                                                      119,520
             MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
      194    Dover Corp.                                                6,783

             MANUFACTURING -- 0.9%
      353    Honeywell International, Inc.                             12,436

             METALS/MINING -- 1.0%
      419    Alcoa, Inc.                                               13,896

             MULTI-MEDIA -- 6.0%
    1,507    AOL Time Warner, Inc. *                                   22,171
       80    E.W. Scripps Co., Class A                                  6,160
      310    Gannett Co., Inc.                                         23,506
    1,071    Liberty Media Corp., Class A *                            10,705


                       See notes to financial statements.

                                       277

   SHARES     ISSUER                                                    VALUE
-------------------------------------------------------------------------------------
      271    Viacom, Inc., Class B *                                $  12,032
      299    Walt Disney Co.                                            5,644
                                                                    ---------
                                                                       80,218
             OIL & GAS -- 14.6%
      215    Burlington Resources, Inc.                                 8,170
      603    ChevronTexaco Corp.                                       53,355
      300    Conoco, Inc.                                               8,340
      304    Devon Energy Corp.                                        14,991
    2,067    Exxon Mobil Corp.                                         84,569
      190    Phillips Petroleum Co.                                    11,187
      257    Royal Dutch Petroleum Co., N.Y.
               Registered Shares (The Netherlands)                     14,193
                                                                    ---------
                                                                      194,805
             PACKAGING -- 0.5%
      159    Sealed Air Corp. *                                         6,383

             PAPER/FOREST PRODUCTS -- 0.7%
      136    Weyerhaeuser Co.                                           8,709

             PHARMACEUTICALS -- 1.7%
      119    Bristol-Myers Squibb Co.                                   3,051
      401    Pfizer, Inc.                                              14,024
      117    Wyeth                                                      5,996
                                                                    ---------
                                                                       23,071
             PIPELINES -- 0.6%
      422    El Paso Corp.                                              8,706

             REAL ESTATE INVESTMENT TRUST -- 0.7%
      250    Public Storage, Inc.                                       9,260

             RESTAURANTS/FOOD SERVICES -- 1.0%
      340    McDonald's Corp.                                           9,673
      110    Outback Steakhouse, Inc. *                                 3,861
                                                                    ---------
                                                                       13,534
             RETAILING -- 1.6%
      565    Circuit City Stores, Inc.                                 10,584
      340    The May Department Stores Co.                             11,190
                                                                    ---------
                                                                       21,774
             SEMI-CONDUCTORS -- 0.8%
      473    Texas Instruments, Inc.                                   11,217

             TELECOMMUNICATIONS -- 10.7%
      272    Alltel Corp.                                              12,775
    2,419    AT&T Corp.                                                25,884
      743    BellSouth Corp.                                           23,411
    1,058    SBC Communications, Inc.                                  32,257
      939    Sprint Corp. - PCS Group *                                 4,198
    1,100    Verizon Communications, Inc.                              44,181
                                                                    ---------
                                                                      142,706

                       See notes to financial statements.

                                       278

   SHARES     ISSUER                                                    VALUE
-------------------------------------------------------------------------------------
             UTILITIES -- 6.2%
      456    Consolidated Edison, Inc.                             $   19,051
      316    Dominion Resources, Inc.                                  20,919
      343    Duke Energy Corp.                                         10,664
      400    Energy East Corp.                                          9,040
      372    FirstEnergy Corp.                                         12,401
      215    TXU Corp.                                                 11,088
                                                                    ---------
                                                                       83,163
                                                                    ---------
             Total Common Stocks                                    1,315,992
             (Cost $1,397,707)
-------------------------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 1.8%

             MONEY MARKET FUND -- 1.8%

   23,722    JPMorgan Prime Money Market Fund (a)                      23,722
             (Cost $23,722)
-------------------------------------------------------------------------------------
             Total Investments -- 100.0%                           $1,339,714
             (Cost $1,421,429)
-------------------------------------------------------------------------------------

ABBREVIATIONS:
*       -- Non-income producing security.
(a)     -- Affiliated. Money Market Fund registered under the Investment Company
           Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

                       See notes to financial statements.

     GROWTH AND INCOME PORTFOLIO
     Statement of Assets & Liabilities

As of June 30, 2002 (unaudited)
(Amounts in Thousands)

   ASSETS:
     Investment securities, at value                        $1,339,714
     Receivables:
       Interest and dividends                                    1,465
--------------------------------------------------------------------------
   Total Assets                                              1,341,179
--------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Due to custodian                                              2
     Accrued liabilities:
       Investment advisory fees                                    453
       Administration fees                                          57
       Trustees' fees                                              213
       Other                                                        70
--------------------------------------------------------------------------
   Total Liabilities                                               795
--------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                     $1,340,384
--------------------------------------------------------------------------
   Cost of investments                                      $1,421,429
==========================================================================

                       See notes to financial statements.

     GROWTH AND INCOME PORTFOLIO
     Statement of Operations

For the six months ended June 30, 2002 (unaudited)
(Amounts in Thousands)

----------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Dividend                                                              $  14,863
     Dividend income from affiliated investments*                                326
     Foreign taxes withheld                                                      (59)
----------------------------------------------------------------------------------------
   Total investment income                                                    15,130
----------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                  3,029
     Administration fees                                                         379
     Custodian fees                                                               38
     Accounting fees                                                              19
     Professional fees                                                            11
     Trustees' fees                                                                4
     Other                                                                         9
----------------------------------------------------------------------------------------
   Total expenses                                                              3,489
----------------------------------------------------------------------------------------
     Less earnings credit                                                          1
----------------------------------------------------------------------------------------
     Net expenses                                                              3,488
----------------------------------------------------------------------------------------
   Net investment income                                                      11,642
========================================================================================
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from investments                25,433
     Change in net unrealized appreciation/depreciation of investments      (147,716)
========================================================================================
     Net realized and unrealized gain (loss) on investments                 (122,283)
========================================================================================
     Net increase (decrease) in net assets from operations                 $(110,641)
========================================================================================
 * Includes reimbursements of investment advisory and administration fees  $      26
========================================================================================

                       See notes to financial statements.

     GROWTH AND INCOME PORTFOLIO
     Statement of Changes in Net Assets

For the periods indicated (unaudited)
(Amounts in Thousands)

                                                            1/1/02        11/1/01        YEAR
                                                            THROUGH       THROUGH        ENDED
                                                            6/30/02      12/31/01      10/31/01
---------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
     Net investment income                                $   11,642    $    3,848    $   26,634
     Net realized gain (loss) on investments                  25,433        17,644       (10,366)
     Change in net unrealized appreciation/
      depreciation of investments                           (147,716)       87,293      (441,285)
---------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
        from operations                                     (110,641)      108,785      (425,017)
---------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTEREST:
     Contributions                                            81,337        26,774       206,437
     Withdrawals                                            (220,272)      (64,930)     (469,439)
---------------------------------------------------------------------------------------------------
      Increase (decrease) from transactions in
        investors' beneficial interest                      (138,935)      (38,156)     (263,002)
---------------------------------------------------------------------------------------------------
        Total increase (decrease) in net assets             (249,576)       70,629      (688,019)
     NET ASSETS:
     Beginning of period                                   1,589,960     1,519,331     2,207,350
---------------------------------------------------------------------------------------------------
     End of period                                        $1,340,384    $1,589,960    $1,519,331
===================================================================================================

                      See notes to financial statements.

     GROWTH AND INCOME PORTFOLIO
     Notes to Financial Statements (unaudited)

1. ORGANIZATION

Growth and Income Portfolio ("GIP") (the "Portfolio") is separately registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the the Portfolio. The GIP commenced operations on November 19, 1993.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Portfolio to unlimited losses.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2002, the Portfolio had no outstanding futures contracts.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

E. EXPENSES -- Expenses directly attributable to the Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

F. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") acts as the investment adviser to the Portfolio. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, administration and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

C. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

------------------------------------
     PURCHASES          SALES
  (EXCLUDING U.S.  (EXCLUDING U.S.
    GOVERNMENT)      GOVERNMENT)
------------------------------------
    $ 746,662        $ 831,613
------------------------------------

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002, are as follows (amounts in thousands):.

------------------------------------------------------------------------
                     GROSS             GROSS         NET UNREALIZED
    AGGREGATE      UNREALIZED        UNREALIZED       APPRECIATION/
      COST        APPRECIATION      DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------
  $ 1,421,429      $ 101,086       $ (182,801)        $ (81,715)
------------------------------------------------------------------------

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 12, 2002, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 11, 2003.

Prior to April 12, 2002, the Portfolio could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets were repaid before the Portfolio could make additional investments. The Portfolio had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro rata basis to the Portfolio. This Agreement expired on April 12, 2002.

The Portfolio had no borrowings outstanding at June 30, 2002, nor at any time during the six months then ended.

GROWTH AND INCOME PORTFOLIO
Supplementary Data (unaudited)

                                                                    1/1/02   11/1/01      YEAR ENDED OCTOBER 31,
                                                                    THROUGH  THROUGH   ------------------------------
                                                                    6/30/02 12/31/01*  2001   2000  1999   1998  1997
                                                                    ------- --------   ----   ----  ----   ----  ----
Ratios to average net assets: #
 Net expenses                                                          0.47%    0.46%  0.47%  0.47% 0.47%  0.47% 0.47%
 Net investment income                                                 1.55%    1.45%  1.43%  1.05% 1.20%  1.21% 1.61%
 Expenses without reimbursements and earnings credits                  0.47%    0.46%  0.48%  0.47% 0.47%  0.47% 0.47%
 Net investment income without reimbursements and earnings credits     1.55%    1.45%  1.42%  1.05% 1.20%  1.21% 1.61%
Portfolio turnover rate                                                  50%       0%    12%    30%  125%   113%   62%
Total Return                                                           (7.0%)    7.1% (18.7%)  9.1% 14.1%   8.7% 30.7%
========================================================================================================================

* The Portfolio changed its fiscal year end from October 31 to December 31. # Short periods have been annualized.

                       See notes to financial statements.

JPMORGAN FUNDS


U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Asset Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

JPMORGAN FUNDS ARE DISTRIBUTED BY J.P. MORGAN FUND DISTRIBUTORS, INC., WHICH IS UNAFFILIATED WITH THE JPMORGAN CHASE BANK (CHASE). CHASE AND ITS RESPECTIVE AFFILIATES RECEIVE COMPENSATION FROM JPMORGAN FUNDS FOR PROVIDING SERVICES TO THE FUNDS.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE FINANCIAL INFORMATION IN THIS REPORT HAS BEEN TAKEN FROM THE BOOKS AND RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS, WHO EXPRESS NO OPINION THERETO.

TO OBTAIN A PROSPECTUS FOR ANY OF THE JPMORGAN FUNDS, CALL 1-800-348-4782. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                    PRSRT STD
JPMorgan Funds Fulfillment Center                                 U.S. POSTAGE
       393 Manley Street                                              PAID
West Bridgewater, MA 02379-1039                                    PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002.   SAN-EQ-602